Exhibit 10.1

Execution Version

*** TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

RESTRUCTURING AGREEMENT

dated as of September 30, 2009

among

CAROLINAS HOLDINGS, LLC,

CAROLINAS JV HOLDINGS, L.P.,

NOVANT HEALTH, INC.

HEALTH MANAGEMENT ASSOCIATES, INC.

and

FOUNDATION HEALTH SYSTEMS CORP.

TABLE OF CONTENTS

RESTRUCTURING AGREEMENT		1

ARTICLE I DEFINITIONS		1
1.1	Definitions	1
1.2	Other Defined Terms	10
1.3	Interpretation	10

ARTICLE II DISTRIBUTION OF EQUITY INTERESTS; POST-CLOSING DISTRIBUTION; PAYMENT		11
2.1	Distributed Subsidiaries	11
2.2	Post-Closing Distribution	11
2.3	Payment to Novant	11
2.4	Payment of Management Compensation	12

ARTICLE III TERMINATION AND AMENDMENT OF EXISTING AGREEMENTS		13
3.1	LLC Agreement	13
3.2	Management Agreement	13
3.3	Clinical Affiliation Agreement	13
3.4	Termination of Contribution Agreement	13

ARTICLE IV TRANSITION SERVICES		13
4.1	Transition Services	13

ARTICLE V ADDITIONAL COVENANTS		14
5.1	Presbyterian Huntersville	14
5.2	Confidentiality	15
5.3	Cooperation	16
5.4	Certain Taxes	16
5.5	Change of Names	17
5.6	Leadership at Gaffney	17
5.7	Physician Matters	18
5.8	Release of Encumbrances	22
5.9	Employee Benefit Matters	22
5.10	Title Matters	28
5.11	Environmental Matters	28
5.12	South Carolina Sales/Use Tax Matters	29

ARTICLE VI CLOSING		29
6.1	Closing	29
6.2	Actions by HMA and HMA LP at Closing	30
6.3	Actions by Novant and Foundation at Closing	30
6.4	Actions by the Company at Closing	32

ARTICLE VII REPRESENTATIONS AND WARRANTIES OF HMA AND HMA LP		33
7.1	Capacity and Authority	33

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7.2	Consents; Absence of Conflicts with Other Agreements, Etc.	33
7.3	Binding Agreements	34
7.4	Financial Statements	34
7.5	Assets; Title	35
7.6	Governmental Authorizations	36
7.7	Medicare and Medicaid Participation; Accreditation	36
7.8	Regulatory Compliance	36
7.9	Contracts	36
7.10	Intellectual Property	37
7.11	Insurance	37
7.12	Employee Benefit Plans	37
7.13	Employee Relations	38
7.14	Litigation or Proceedings	38
7.15	Medical Staff Matters	39
7.16	Recent Events	39
7.17	Environmental Matters	40
7.18	Taxes	40
7.19	Capitalization	41
7.20	Debt	42
7.21	Accounts Receivable	42
7.22	Payor Participation	42
7.23	No Broker’s Fees	43
7.24	Healthcare Matters	43
7.25	Affiliate Transactions	43
7.26	Disclosure	44
7.27	Disclaimer of Other Representations and Warranties	44

ARTICLE VIII REPRESENTATIONS AND WARRANTIES OF NOVANT AND FOUNDATION		44
8.1	Capacity and Authority	44
8.2	Consents; Absence of Conflicts with Other Agreements, Etc.	45
8.3	Binding Agreements	45
8.4	Litigation and Proceedings	45
8.5	Regulatory Compliance	45
8.6	Knowledge of Novant or Foundation; Non Reliance	45
8.7	No Broker’s Fees	46
8.8	Disclosure	46

ARTICLE IX INDEMNIFICATION		46
9.1	Indemnification by HMA and HMA LP	46
9.2	Indemnification by Novant and Foundation	48
9.3	Indemnification Procedure	49
9.4	Exclusive Remedy	50

ARTICLE X CONDITIONS PRECEDENT TO OBLIGATIONS OF HMA LP AND THE COMPANY		50
10.1	Representations, Warranties and Covenants	50
10.2	Governmental Authorizations; Consents	51
10.3	Actions and Proceedings	51
10.4	Other Instruments and Documents	51

ARTICLE XI CONDITIONS PRECEDENT TO OBLIGATIONS OF FOUNDATION AND NOVANT		51
11.1	Representations, Warranties and Covenants	51
11.2	Governmental Authorizations; Consents	51
11.3	Actions and Proceedings	52
11.4	Other Instruments and Documents	52

ARTICLE XII		52
12.1	Termination	52
12.2	Effect of Termination	53

ARTICLE XIII		53

IN GENERAL		53
13.1	Public Disclosure	53
13.2	Costs of Transaction	53
13.3	Enforcement Expenses	53
13.4	Notices	54
13.5	Schedules and Other Instruments	55
13.6	Governing Law	55
13.7	Waiver of Jury Trial	55
13.8	Benefit; Assignment	55
13.9	No Rights in Third Parties	56
13.10	Waivers and Consents	56
13.11	Severability	56
13.12	Inferences	56
13.13	Headings	56
13.14	Entire Agreement; Amendment	56
13.15	Tax and Medicare Advice and Reliance	57
13.16	Counterparts	57

INDEX OF EXHIBITS AND SCHEDULES		59
Exhibits		59
Schedules		59

EXHIBIT A FORM OF AMENDED LLC AGREEMENT

EXHIBIT B FORM OF NOVANT MANAGEMENT AGREEMENT

EXHIBIT C FORM OF HMA MANAGEMENT AGREEMENT

EXHIBIT D FORM OF AMENDED CLINICAL AFFILIATION AGREEMENT

EXHIBIT E FORM OF NEW CLINICAL AFFILIATION AGREEMENT

EXHIBIT F FORM OF TRANSITION SERVICES AGREEMENT

RESTRUCTURING AGREEMENT

THIS RESTRUCTURING AGREEMENT (this “Agreement”) is made and entered into as of September 30, 2009, by and among Carolinas Holdings, LLC, a Delaware limited liability company (the “Company”), Carolinas JV Holdings, L.P., a Delaware limited partnership (“HMA LP”), Health Management Associates, Inc., a Delaware corporation (“HMA”), Foundation Health Systems Corp., a North Carolina non-profit corporation which is exempt from federal income tax as an organization described in Section 501(c)(3) of the Code (“Foundation”), and Novant Health, Inc., a North Carolina non-profit corporation which is exempt from federal income tax as an organization described in Section 501(c)(3) of the Code (“Novant”).

WHEREAS, the parties hereto are parties to that certain Contribution Agreement dated as of March 31, 2008 (the “Contribution Agreement”), which was entered into in connection with the formation of the Company;

WHEREAS, in connection with the Contribution Agreement, the parties, together with Hospital Management Associates, Inc. (“HMA Manager”), entered into an Amended and Restated Limited Liability Company Agreement of the Company dated as of March 31, 2008 (the “LLC Agreement”);

WHEREAS, the parties wish to agree on certain changes related to the Company, and their respective rights and obligations therein; and

NOW, THEREFORE, for and in consideration of the premises, and the agreements, covenants, representations and warranties hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of all of which are forever acknowledged and confessed, the parties agree as follows:

ARTICLE I

DEFINITIONS

1.1	Definitions.

In addition to the other definitions contained in the heading paragraph of this Agreement, the foregoing recitals and elsewhere in this Agreement, the following terms will, when used in this Agreement, have the following respective meanings:

“Acquired Physician Practice” have the meaning given it by Section 5.7(e).

“Affiliates” means, with respect to any Person, any Persons directly or indirectly controlling, controlled by, or under common control with, such other Person at any time during the period for which the determination of affiliation is being made. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Agreement” has the meaning given it by the preamble.

“Amended Clinical Affiliation Agreement” has the meaning given it by Section 3.3.

“Amended LLC Agreement” has the meaning given it by Section 3.1.

“Benefits Consultant” has the meaning given it by Section 5.9(j).

“Clinical Affiliation Agreement” means that certain Clinical Affiliation Agreement between Novant and the Company dated as of March 31, 2008.

“Closing” means the consummation of the transactions contemplated by and described in Article VI.

“Closing Date” has the meaning given it by Section 6.1.

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, Section 4980B of the Code and Title I, Part 6 of ERISA, together with all regulations promulgated thereunder.

“Code” means the Internal Revenue Code of 1986, as amended.

“Contracts” has the meaning given it by Section 7.9.

“Contribution Agreement” has the meaning given it by the recitals.

“Contribution Dispute” has the meaning given it by Section 5.9(j)

“Company” has the meaning given it by the recitals.

“Current Assets” means the sum of the book value as of the Closing Date of (i) net accounts receivable, (ii) net inventory/supplies, and (iii) prepaid expenses, in each case as determined in accordance with GAAP applied on a consistent basis with the Subsidiary Financial Statements. Current Assets shall not include cash, cash equivalents or any deferred taxes, regardless of whether such items are reflected on the Subsidiary Financial Statements.

“Current Gaffney and Louisburg Employees” has the meaning given it by Section 5.9(a).

“Current Liabilities” means the sum of the book value as of the Closing Date of (i) accounts payable, (ii) accrued liabilities and (iii) current maturity for long term debt, in each case as determined in accordance with GAAP applied on a consistent basis with the Subsidiary Financial Statements.

“Department” means the appropriate state healthcare licensing and regulatory authority or authorities in each state in which any of the Hospital Facilities operate.

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“Deferred Payments” has the meaning given it by Section 2.3.

“DHEC” has the meaning given it by Section 5.11(a).

“Disclosing Party” has the meaning given it by Section 5.2.

“Distributed Hospital Facilities” means, collectively, (i) Chester Regional Medical Center and its related operations, Chester, South Carolina, (ii) Carolina Pines Regional Medical Center and its related operations, Hartsville, South Carolina, (iii) Sandhills Regional Medical Center and its related operations, Hamlet, South Carolina, and (iv) Davis Regional Medical Center and its related operations, Statesville, North Carolina. Each of the Distributed Hospital Facilities is referred to herein individually as a “Distributed Hospital Facility”.

“Distributed Hospital Physician” has the meaning given it by Section 5.7(j).

“Distributed Hospital Physician Financials” has the meaning given it by Section 5.7(l).

“Distributed Subsidiaries” means, collectively, Hartsville HMA, LLC, Hamlet H.M.A., LLC, Chester HMA, LLC and Statesville HMA, LLC. Each of the Distributed Subsidiaries is referred to herein individually as a “Distributed Subsidiary”.

“Effective Time” has the meaning given it by Section 6.1.

“Encumbrances” means liens (including deed of trust liens, mechanic’s or materialmen’s liens and judgment liens), charges, encumbrances, security interests, options, judgments or any other restrictions or third party rights.

“Environmental Law” means any Law relating to (a) releases or threatened releases of Hazardous Substances, (b) pollution or protection of the environment, (c) the protection of human health or the environment (including air, water vapor, surface water, groundwater, drinking water supply, and surface or subsurface land), including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act, the Medical Waste Tracking Act, the Hazardous Waste Materials Transportation Act, the Clean Water Act, the Clean Air Act, the Toxic Substances Control Act, the Oil Pollution Act, and the Resource Conservation and Recovery Act, or (d) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, management, release, investigation, remediation, removal or disposal of, Hazardous Substances.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means with respect to any Person, any Person that is a member of a “controlled group of corporations” with, or is under “common control” with, or is a member of the same “affiliated service group” with any other Person, as defined in Section 414 of the Code.

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“Foundation” has the meaning given it by the preamble.

“Foundation Class A Contractual Interest” shall have the meaning given it in the Amended LLC Agreement.

“Four Year Period” has the meaning given it by Section 5.1(a).

“FSA Adjustment Amount” has the meaning given it by Section 5.9(a).

“GAAP” means, at any time, generally accepted United States accounting principles, methods and practices then set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, and statements and pronouncements of the Financial Accounting Standards Board, the Securities and Exchange Commission or of such other party as may be approved by a significant segment of the U.S. accounting profession, in each case as of the date or period at issue and as applied on a consistent basis.

“Gaffney” shall mean Gaffney HMA, LLC, a South Carolina limited liability company.

“Gaffney/Louisburg 401(k) Plan” has the meaning given it by Section 5.9(a).

“Gaffney and Louisburg Employees” has the meaning given it by Section 5.9(a).

“Gaffney and Louisburg Plans” has the meaning given it by Section 5.9(b).

“Governmental Authorizations” means all licenses, permits, certificates, no objection letters, clearances and other authorizations, consents and approvals of any Governmental Entity which are required to consummate any of the transactions contemplated hereby or to operate the Hospital Facilities as currently operated in all material respects under any Law, including provider agreements with the Medicare and Medicaid programs (including their fiscal intermediaries) and TRICARE.

“Governmental Entity” means any local, state or federal government or political subdivision thereof, including each of their respective branches, departments, agencies, taxing authorities, commissions, boards, bureaus, courts, instrumentalities or other subdivisions, the Department, the Medicare and Medicaid programs (including their contractors or fiscal intermediaries) and TRICARE or any arbitrator or arbitral body.

“Governmental Programs” has the meaning given it by Section 7.22.

“Hazardous Substances” means any matter or material containing any substance, constituents or wastes (infectious or otherwise), whether solid, liquid or gaseous, (a) that is listed, defined, designated or classified as a pollutant or as hazardous or toxic under any Environmental Law, (b) the presence of which may require investigation or remediation under any Environmental Law, or (c) that is otherwise legally regulated by a Governmental Entity that enforces Environmental Laws.

“HIPAA” has the meaning given it by Section 7.24(a).

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“HMA” has the meaning given to it in the preamble.

“HMA 401(k) Plan” has the meaning given it by Section 5.9(a).

“HMA Benefit Plans” means all pension, profit sharing, deferred compensation, bonus, retirement, severance, incentive or other employee health or welfare benefit plan, agreement or arrangement, whether or not covered by ERISA, which are maintained or sponsored by HMA or any of its Affiliates.

“HMA Hired Employee” has the meaning given it by Section 5.7(e).

“HMA Hired Physician” has the meaning given it by Section 5.7(b).

“HMA Indemnified Parties” has the meaning given it by Section 9.2(a).

“HMA LP” has the meaning given it by the preamble.

“HMA Managed Hospital Facility” means Lake Norman Regional Hospital and its related operations, Mooresville, North Carolina.

“HMA Management Agreement” has the meaning given it by Section 3.2.

“HMA Manager” has the meaning given it by the recitals.

“Hospital Facilities” means the Distributed Hospital Facilities and the Remaining Hospital Facilities, collectively. Each of the Hospital Facilities is referred to herein individually as a “Hospital Facility”.

“Intellectual Property” means patents, applications for patents, copyrights, licenses, assumed names, trade names, trademark and/or service mark registrations and applications therefor, trademarks, service marks, software, firmware, embedded microcontrollers in non-computer equipment and other information technology, procedures, instructions, inventions, trade secrets, know-how and all other proprietary information.

“Interim Period” means the period commencing as of Closing and terminating on the later of (i) March 31, 2010, and (ii) the 45th day following the delivery by HMA to Novant of all data reasonably required by Novant to enroll the Gaffney and Louisburg Employees in the Gaffney and Louisburg Plans (provided that such information shall be of the type provided by HMA to Novant in connection with the prior enrollment of HMA Hired Physicians into employee benefit plans maintained by Novant or its Affiliates in connection with the transactions contemplated by the Contribution Agreement). The Interim Period may be terminated earlier on thirty (30) days’ notice provided by Novant to HMA.

“Interim Welfare Benefit Coverage” has the meaning given it by Section 5.9(a).

“IRS” means the U.S. Internal Revenue Service.

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“Law” means any applicable law, statute, ordinance, rule, regulation, directive, requirement, code, order, judgment, injunction, decree or judicial or administrative doctrine promulgated or issued by any Governmental Entity.

“License Agreement” means that certain Non-Exclusive License Agreement between Novant and the Company dated as of March 31, 2008.

“License Agreement Termination Letter” has the meaning given it by Section 6.3(l).

“LLC Agreement” has the meaning given it by the recitals.

“Losses” means damages, claims, losses, material diminution in value solely to the extent resulting from a breach of the representations set forth in Section 7.4 hereof, assessments, taxes, charges, actions, suits, proceedings, deficiencies, interest, penalties and reasonable costs and expenses associated therewith (including reasonable attorneys’ fees, litigation costs, removal costs, remediation costs, closure costs, fines, penalties, and expenses of investigation and ongoing monitoring), whether asserted by a party to this Agreement or a third party, and is further defined in Section 9.3(b).

“Louisburg” means Louisburg H.M.A., LLC, a North Carolina limited liability company.

“Management Agreement” means that certain Management Agreement among HMA Manager, Foundation and the Company dated as of March 31, 2008.

“Management Agreement Termination Letter” has the meaning given it by Section 6.2(h).

“Managed Care Agreement Termination Letter” has the meaning given it by Section 6.3(k).

“Managed Care Participation Agreement” means that certain Managed Care Participation Agreement between Novant and each of the Subsidiaries dated as of March 31, 2008.

“Management Employees” has the meaning given it by Section 5.6.

“Material Adverse Effect” means, individually or in the aggregate, a material adverse effect on the assets, operations, results of operations or condition (financial or otherwise) of a Remaining Subsidiary, Distributed Subsidiary or Hospital Facility, as applicable, provided, however, that, notwithstanding anything to the contrary contained in this Agreement, the following will be presumed not to constitute a Material Adverse Effect; (a) general economic or industry conditions; (b) changes or proposed changes to any Law, reimbursement rates or policies of Governmental Entities; (c) requirements, reimbursement rates, policies or procedures of third party payors or accreditation commissions or organizations that are generally applicable to hospitals or healthcare facilities within the United States or a state in which the Hospital Facility operates; or (d)

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state or federal statutory or regulatory changes that are generally applicable to hospitals or healthcare facilities within the United States or a state in which the Hospital Facility operates. For purposes of Section 7.14 hereof, a claim, action, arbitration, suit, hearing, grievance, or proceeding will be considered to have a Material Adverse Effect if (i) it is not covered by insurance maintained by the Company, the applicable Subsidiary, or the applicable Hospital Facility, or (ii) if such insurance is maintained, the potential liability in excess of insurance coverage is One Hundred Thousand Dollars ($100,000) or more.

“Material Contract” means any Contract that (i) involves payments in excess of One Hundred Thousand Dollars ($100,000) before it can be terminated, or (ii) is not terminable by the Company or the applicable Remaining Subsidiary without cause within one hundred twenty (120) days.

“Medicaid” means, with respect to each Subsidiary, the Medicaid program in effect in the state where such Subsidiary’s Hospital Facility operates as administered by the applicable Department in such state.

“Mooresville” means Mooresville Hospital Management Associates, LLC, a North Carolina limited liability company.

“Mooresville 401(k) Plan” has the meaning given it by Section 7.4.

“Most Recent Balance Sheet” has the meaning given it by Section 7.4(a).

“New Clinical Affiliation Agreement” has the meaning given it by Section 3.3.

“New Management Agreements” means, collectively, the Novant Management Agreement and the HMA Management Agreement.

“Novant” has the meaning given to it in the preamble.

“Novant 401(k) Plan” has the meaning given it by Section 7.4

“Novant FSA” has the meaning given it by Section 5.9(a).

“Novant Indemnified Parties” has the meaning given it by Section 9.1(a).

“Novant Management Agreement” has the meaning given it by Section 3.2.

“Novant Managed Hospital Facilities” means, collectively, (i) Upstate Carolina Medical Center and its related operations, Gaffney, South Carolina, and (ii) Franklin Regional Medical Center and its related operations, Louisburg, North Carolina. Each of the Novant Managed Hospital Facilities is referred to herein individually as a “Novant Managed Hospital Facility”.

“Novant Managed Subsidiaries” means, collectively, Gaffney H.M.A., LLC. and Louisburg H.M.A., LLC. Each of the Novant Managed Subsidiaries is referred to herein individually as a “Novant Managed Subsidiary”.

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“Novant Manager” has the meaning given it by Section 5.6(a).

“Novant Physician” has the meaning given it by Section 5.7(a).

“Ordinary Course of Business” means as follows: an action taken by a Person will be deemed to have been taken in the Ordinary Course of Business only if that action (a) is consistent in nature, scope, and magnitude with the past practices of such Person and is taken in the ordinary course of the normal, day-to-day operations of such Person; (b) does not require authorization by the Board of Directors or shareholders of such Person (or by any Person or group of Persons exercising similar authority) and does not require any other separate or special authorization of any nature; and (c) is not materially different in nature, scope and magnitude from actions customarily taken, without any separate or special authorization, in the ordinary course of normal, day-to-day operations of other Persons that are in the same line of business as such Person.

“Person” means an individual, a corporation, a partnership, a joint venture, a limited liability company, an association, a foundation, a trust or any other entity or organization.

“Permitted Encumbrances” has the meaning given it by Section 7.5.

“Physician Losses” has the meaning given it by Section 5.7(l).

“Plan” has the meaning given it by Section 7.12.

“PPM Assets” means those assets transferred and assigned to Foundation or its designated Affiliate pursuant to Section 7.1(n) of the Contribution Agreement.

“Practice Assets” has the meaning given it by Section 5.7(j).

“Presbyterian Huntersville” means Presbyterian Hospital Huntersville, located at 10030 Gilead Road, Huntersville, North Carolina, together with all of its ancillary operations and locations, including Presbyterian Diabetes Resource Center, Presbyterian Hospital Huntersville-Physicians Plaza and Presbyterian Inpatient Care Specialists.

“Private Programs” has the meaning given it by Section 7.22.

“Provider Agreements” has the meaning given it by Section 7.22.

“Receiving Party” has the meaning given it by Section 5.2.

“RACM” has the meaning given it by Section 5.211(b).

“Remaining Hospital Facilities” means, collectively, the Novant Managed Hospital Facilities and the HMA Managed Hospital Facility. Each of the Remaining Hospital Facilities is referred to herein individually as a “Remaining Hospital Facility”.

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“Remaining Subsidiaries” means, collectively, Gaffney H.M.A., LLC, Louisburg H.M.A., LLC, and Mooresville Hospital Management Associates, LLC. Each of the Remaining Subsidiaries is referred to herein individually as a “Remaining Subsidiary”.

“Returns” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereto.

“Sales Tax Liability” has the meaning given it by Section 5.12.

“Statesville Facility” means Davis Regional Medical Center, Statesville, North Carolina.

“Subsidiary Financial Statements” has the meaning given it by Section 7.4(a).

“Taxes” has the meaning given it by Section 7.18(a).

“Threshold Amount” has the meaning given it by Section 9.1(b).

“Transaction Documents” means this Agreement and the other agreements entered into in connection with the consummation of the transactions contemplated hereby, including the Amended LLC Agreement, the Amended Clinical Affiliation Agreement, the New Clinical Affiliation Agreement, the Transition Services Agreement, the Novant Management Agreement and the HMA Management Agreement.

“Transferred Physician” means a physician, previously employed by an Affiliate of HMA LP, whose employment terminated with said Affiliate of HMA LP and who became employed by an Affiliate of Foundation pursuant to Section 7.1(a) of the Contribution Agreement.

“Transferred Physician Practices” means the medical practice of those physicians, previously employed by an Affiliate of HMA LP, whose employment terminated with said Affiliate of HMA LP and who became employed by an Affiliate of Foundation pursuant to Section 7.1(a) of the Contribution Agreement.

“Transition Services Agreement” has the meaning given it by Section 4.1.

“Unearned Advance” has the meaning given it by Section 5.7(b).

“UST” has the meaning given it by Section 5.11(a).

“UST Costs” has the meaning given it by Section 5.11(a).

“WARN Act” means the Worker Adjustment and Retraining Notification Act.

“Working Capital” means, as of the Closing Date, Current Assets minus Current Liabilities, as determined in accordance with GAAP applied on a basis consistent with the Subsidiary Financial Statements. For the avoidance of doubt, the Working Capital of the Novant Managed Subsidiaries as of the Closing Date will not include any cash, cash

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equivalents, or those intercompany balances or accounts shown on Schedule 1.1. The parties agree that after the Company’s Free Cash Flow is allocated and distributed for the Restructuring True-Up Period pursuant to Section 5.1 of the LLC Agreement, the remaining cash or cash equivalents on hand as of the Closing Date will be retained by HMA.

“Youngsville Property” has the meaning given it by the Amended LLC Agreement.

1.2	Other Defined Terms.

Capitalized terms used in this Agreement but not defined herein have the meanings given to such terms in the LLC Agreement.

1.3	Interpretation.

(a) The words “herein,” “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement;

(b) References to “Articles” and “Sections” are to the Articles or Sections of this Agreement, and references to “Schedules” and “Exhibits” are to the Schedules and Exhibits annexed hereto.

(c) References to a “party” means a party to this Agreement and include references to such party’s successors and permitted assigns;

(d) References to a “third party” means a Person not party to this Agreement;

(e) Any of the terms defined herein may, unless the context requires otherwise, be used in the singular or the plural depending on the reference;

(f) The masculine pronoun includes the feminine and the neuter, as appropriate in the context;

(g) With respect to any matter or thing, the terms “including” or “includes” means including but not limited to such matter or thing;

(h) The term “HMA’s knowledge” means the actual knowledge of (i) the Divisional President of HMA and the Divisional Chief Financial Officer of HMA responsible for the applicable Subsidiary or Hospital Facility, (ii) HMA’s Corporate Controller and its Chief Administrative Officer, or (iii) the Chief Executive Officer and Chief Financial Officer of the applicable Subsidiary, in each case after reasonable investigation if, and to the extent, investigation is appropriate; and

(i) References to any “Law” are references to that law as of the date hereof and the Closing Date, and all rules and regulations promulgated thereunder.

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ARTICLE II

DISTRIBUTION OF EQUITY INTERESTS;

POST-CLOSING DISTRIBUTION; PAYMENT

2.1	Distributed Subsidiaries.

Upon Closing, and notwithstanding any contrary provision of Article V of the LLC Agreement, the Company will cause all of the issued and outstanding equity interests of each of the Distributed Subsidiaries to be distributed to HMA LP, free and clear of any Encumbrances. The Company will execute such instruments and documents as may be reasonably requested by HMA LP to evidence and confirm the distribution of the equity interests of each of the Distributed Subsidiaries. Immediately following and as a result of the distribution thereof, the Distributed Subsidiaries shall cease to be subsidiaries of the Company for any purpose. The Company hereby represents and warrants to HMA and HMA LP that (i) it is the sole record and beneficial owner of, and has good and valid title to, all of the equity interest of the Distributed Subsidiaries, free and clear of all Encumbrances; (ii) all such equity interests are duly authorized, validly issued, fully paid and nonassessable; and (iii) there are no outstanding options, warrants, preemptive rights, agreements or other rights of any kind relating to the sale or issuance of additional equity interests in the Distributed Subsidiaries or other securities convertible into, exchangeable for or evidencing the right to purchase, any equity interests or other securities of the Distributed Subsidiaries. In connection with the distribution of the issued and outstanding equity interests of the Distributed Subsidiaries to HMA LP, and the other transactions contemplated by this Agreement and the Amended LLC Agreement, Foundation shall receive the Foundation Class A Contractual Interest when the Amended LLC Agreement is executed and delivered at Closing. In connection therewith, the Company hereby represents and warrants to Foundation and Novant that (i) it is the sole record and beneficial owner of, and has good and valid title to, all of the equity interest of the Novant Managed Subsidiaries, free and clear of all Encumbrances; (ii) all such equity interests are duly authorized, validly issued, fully paid and nonassessable; and (iii) there are no outstanding options, warrants, preemptive rights, agreements or other rights of any kind relating to the sale or issuance of additional equity interests in the Novant Managed Subsidiaries or other securities convertible into, exchangeable for or evidencing the right to purchase, any equity interests or other securities of the Novant Managed Subsidiaries.

2.2	Post-Closing Distribution.

HMA hereby agrees to cause each Distributed Subsidiary to provide the Company with the information necessary to prepare a statement of cash flows as required by Section 5.1 of the Amended LLC Agreement and to make a cash payment to the Company in the aggregate amount equal to the Distributed Subsidiary’s Free Cash Flow (determined under the LLC Agreement) for the Restructuring True-Up Period (as defined in the Amended LLC Agreement).

2.3	Payment to Novant.

In consideration of the current and expected future costs to be incurred by Novant as part of the restructuring of the Company contemplated herein and Novant’s provision of health care to communities served by the Company, HMA will pay to

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Novant: (i) on the Closing Date, an amount equal to Six Million One Hundred Fifty Thousand Dollars ($6,150,000), by wire transfer of immediately available funds to an account designated by Novant, and (ii) an additional Two Million Dollars ($2,000,000), payable in successive annual installments of Two Hundred Thousand Dollars ($200,000) each for ten (10) consecutive years (collectively, the “Deferred Payments”). The first installment of Deferred Payments shall be due on January 15, 2010, and each successive installment of Two Hundred Thousand Dollars ($200,000) shall be due on January 15th of each calendar year thereafter, through and including January 15, 2019. All payments shall be made to the address specified in the Notices section hereof, or at such other address as may be specified by Novant, in writing, from time to time. In the event HMA fails to pay any installment of Deferred Payments on the date it is due, Novant shall give HMA written notice of the failure, and HMA shall have ten (10) days following the date of the notice to cure the failure and to make the payment. In the event HMA fails to make the payment within the ten (10) day cure period, the Two Hundred Thousand Dollars ($200,000) installment shall bear interest at the rate of twelve percent (12%) per annum from the date due until the date it is paid in full. Additionally, in the event an installment of the Deferred Payments is not paid following the aforesaid cure period, Novant shall have the right to accelerate and call immediately due the remainder of the Deferred Payments by giving written notice of acceleration to HMA. In the event the payments are accelerated, the entire balance of the Deferred Payments shall bear interest at the rate of twelve percent (12%) per annum from the date due until the date of payment in full. In the event HMA fails to pay an installment of the Deferred Payments when due, and failure is not cured within the applicable cure period, and in the further event that Novant is required to employ an attorney to enforce its rights and remedies, HMA agrees to pay Novant, in addition to all principal and interest hereof, Novant’s reasonable attorney fees (not exceeding a sum equal to fifteen percent (15%) of the outstanding balance owing) and Novant’s costs of collection.

2.4	Payment of Management Compensation.

Prior to the Closing, the Company will cause the Novant Managed Hospital Facilities to pay to each management employee listed on Schedule 2.4 the amount set forth opposite each such employee’s name on Schedule 2.4, which amount represents (i) a pro-rated portion of each such employees annual bonus, to reflect the period between January 1, 2009 through the Closing Date, (ii) a payment in lieu of stock options or other equity-based compensation, and (iii) such other amounts as set forth on Schedule 2.4. The parties agree that this payment shall be made or considered made during the Restructuring True-Up Period, so that the expense is indirectly borne seventy-three percent (73%) by HMA LP and twenty-seven percent (27%) by Foundation. HMA will cause any stock option, stock rights, phantom stock, incentive compensation, or similar arrangements with respect to employees of Gaffney or Louisburg to be terminated as of the Closing Date.

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ARTICLE III

TERMINATION AND AMENDMENT OF

EXISTING AGREEMENTS

3.1	LLC Agreement.

Upon Closing, the LLC Agreement will be amended and restated in its entirety and the parties will enter into a Second Amended and Restated Limited Liability Company Agreement in substantially the form attached hereto as Exhibit A (the “Amended LLC Agreement”).

3.2	Management Agreement.

The Management Agreement will be terminated upon Closing. At Closing, (a) Novant will cause one of its Affiliates to enter into a management agreement in substantially the form attached hereto as Exhibit B (the “Novant Management Agreement”), pursuant to which it will manage the operations of Gaffney HMA, L.L.C. and Louisburg H.M.A., LLC, and (b) HMA will cause one of its Affiliates to enter into a management agreement in substantially the form attached hereto as Exhibit C (the “HMA Management Agreement”), pursuant to which it will manage the operations of Mooresville Hospital Management Associates, LLC. The New Management Agreements will at all times provide for the managers thereunder to receive management fees equal to *** of the net revenues of the Subsidiaries subject to management for the first three (3) years of the term of each New Management Agreement and management fees equal to *** of the net revenues of the Subsidiaries subject to management thereafter.

3.3	Clinical Affiliation Agreement.

Upon Closing, (a) the Clinical Affiliation Agreement will be amended and restated in its entirety to remove the Distributed Subsidiaries from the entities and hospital facilities included therein, and Novant and the Company will enter into an Amended and Restated Clinical Affiliation Agreement in substantially the form attached hereto as Exhibit D (the “Amended Clinical Affiliation Agreement”); and (b) Novant and the Distributed Subsidiaries will enter into a clinical affiliation agreement in substantially the form attached hereto as Exhibit E (the “New Clinical Affiliation Agreement”).

3.4	Termination of Contribution Agreement.

Upon Closing, the Contribution Agreement and any remaining obligations arising thereunder will be terminated and cancelled.

ARTICLE IV

TRANSITION SERVICES

4.1	Transition Services.

Upon Closing, HMA and Foundation, on behalf of the Novant Managed Subsidiaries, will enter into a transition services agreement in the form attached hereto as Exhibit F (the “Transition Services Agreement”) to provide for the orderly transition of certain services required by the Novant Managed Subsidiaries following the completion of the transactions contemplated by this Agreement.

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ARTICLE V

ADDITIONAL COVENANTS

5.1	Presbyterian Huntersville.

(a) To facilitate the implementation of this Agreement, Novant agrees, on its behalf and on behalf of its Affiliates, that ***.

(b) At or promptly following Closing, Novant and HMA will establish a Quality Advisory Committee that will meet at times mutually agreed upon to discuss quality initiatives at Lake Norman Regional Hospital and Presbyterian Huntersville. The Quality Advisory Committee will have six (6) members, three (3) of whom shall be appointed by HMA or its Affiliates and three (3) of whom shall be appointed by Novant or its Affiliates. The Quality Advisory Committee will seek to develop initiatives to improve the overall quality of healthcare services in the communities served by Lake Norman Regional Hospital and Presbyterian Huntersville. No member of the Quality Advisory

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Committee, in his capacity as such, has the authority or power to act for or on behalf of the Company, any party hereto or their respective Affiliates, or to do any act that would be binding on the Company, any party hereto or their respective Affiliates, or to incur any expenditures on behalf of the Company, any party hereto or their respective Affiliates.

(c) From and after Closing, Novant and HMA agree to discuss in good faith the entry into mutually agreeable co-branding or co-marketing relationships with respect to services offered at Lake Norman Regional Hospital and Presbyterian Huntersville (including relationships related to orthopedic services and the establishment of an interventional cardiac cath lab). HMA and Novant (or their Affiliates, as appropriate) would enter into appropriate mutually agreeable license or similar agreements to reflect any relationships so agreed upon.

5.2	Confidentiality.

Subsequent to Closing, any party hereto in receipt of any Confidential Information (each, the “Receiving Party”) from any other party hereto or its Affiliates (each, the “Disclosing Party”) will, and will use its commercially reasonable efforts to cause its Affiliates, employees, representatives and agents to, hold in strict confidence such Confidential Information, unless compelled to disclose the same by judicial or administrative process or, in the opinion of counsel, by other requirements of Law; provided, however, that in either such case the Receiving Party will provide the Disclosing Party with prompt prior notice thereof so that the Disclosing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 5.2. In the event that such protective order or other remedy is not obtained, or the Disclosing Party waives compliance with the provisions hereof, the Receiving Party will furnish only that portion of Confidential Information which, in the opinion of the Receiving Party’s counsel, is required, and the Receiving Party will exercise best efforts to obtain reliable assurance that confidential treatment will be accorded such of the disclosed Confidential Information as the Disclosing Party so designates. The Receiving Party will not otherwise disclose Confidential Information to any Person other than Affiliates, employees, or representatives and agents of the Receiving Party, except with the consent of the Disclosing Party. The Receiving Party’s obligations under this Section 5.2 will survive Closing, and at any time upon request of the Disclosing Party, the Receiving Party will promptly return or cause to be returned to the Disclosing Party all documents and all copies thereof held by the Receiving Party, or its Affiliates, employees, representatives or agents, containing Confidential Information, including notes, memoranda and other materials, in all media, except such as may reasonably be needed by either party to support claims or potential claims with respect to an alleged breach of the other party’s covenants or warranties hereunder. The Receiving Party recognizes that any breach of the provisions of this Section 5.2 would result in irreparable harm to the Disclosing Party and its Affiliates and, therefore, that the Disclosing Party will be entitled to an injunction to prohibit any such breach or anticipated breach, without the necessity of posting a bond, cash or otherwise, in addition to all of its other legal and equitable remedies.

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5.3	Cooperation.

(a) For a period of five (5) years after Closing, upon reasonable notice, during normal business hours and at the expense of the requesting party, each party will, to the extent necessary to facilitate concluding the transactions contemplated hereby, preparing financial statements for the 2009 calendar year, reviewing/determining year-end adjustments with respect to the same, preparing reports required by Governmental Entities for the period prior to the Closing or for the 2009 calendar year, audits, compliance with Laws and the requirements of Governmental Entities and the prosecution or defense of third party claims, and to the extent that it does not materially interfere with its business operations: (i) execute or cause to be executed documents and instruments reasonably requested by the other and relating to the transactions contemplated hereby; (ii) afford to the representatives of the other, including its counsel and accountants, reasonable access to such records and information as may be available relating to the Company, the Remaining Subsidiaries, and the Distributed Subsidiaries for periods prior to Closing, and reasonable access to its officers and employees; and (iii) cooperate, and use its commercially reasonable efforts to cause its officers and employees to cooperate, with the other and with appropriate Governmental Entities and other third parties, in furnishing information, evidence, testimony and other reasonable assistance.

(b) Without limiting the generality of the foregoing, from and after the Closing, Foundation and Novant will cause Louisburg H.M.A., LLC to reasonably cooperate with HMA and its Affiliates in the pursuit of any contribution claims or similar actions instituted by HMA or its Affiliates against co-defendants in connection with the case of Health Management Associates, Inc., and Louisburg H.M.A., Inc., d/b/a Franklin Regional Medical Center v. Lemuel G. Yerby, III, M.D., Triangle Surgical Associates, P.A., Medical Mutual Insurance Company of North Carolina a/k/a Medical Mutual Insurance Company of North Carolina, Inc., Medical Mutual Services, LLC, and Steven Schwam, M.D. filed in Superior Court, Franklin County, North Carolina; provided that neither Foundation, Novant, Louisburg H.M.A., LLC or their respective Affiliates will have any responsibility for any costs or expenses associated with pursuing any such claims or actions, an HMA will reimburse Foundation, Novant, Louisburg H.M.A., LLC and their respective Affiliates for any out of pocket costs incurred by Foundation, Novant, Louisburg H.M.A., LLC and their respective Affiliates in connection therewith. The parties agree that any proceeds of such contribution or similar actions shall be retained by HMA or its Affiliates, and shall not inure to the benefit of Foundation, Novant, Louisburg H.M.A., LLC and their respective Affiliates.

5.4	Certain Taxes.

HMA and HMA LP jointly and severally covenant that neither the Company, any Remaining Subsidiary, nor Novant or its Affiliates shall have any liability for Taxes directly or indirectly resulting from the “Restructuring Transactions” (as that term is defined in the Contribution Agreement), including but not limited to any successor liability for said taxes. The parties hereto acknowledge that the “Restructuring Transactions” include those transactions and activities described in Section 7.4(c) of the Contribution Agreement, and for which HMA provided indemnification to Foundation and others under Section 7.4(c) of the Contribution Agreement. HMA and HMA LP shall jointly and severally indemnify and hold harmless the Company, any remaining Subsidiary, Novant, and its Affiliates from and against any tax liability as a result of the Restructuring Transactions.

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5.5	Change of Names.

Following the Closing, Novant will take all actions and use all reasonable efforts to obtain as promptly as possible from any required Governmental Entity any necessary approval to effectuate changes in the names of the Novant Managed Subsidiaries to names selected by Foundation, to delete any references to “HMA” included therein. Within ten (10) days following the receipt of any necessary consents from any required Governmental Entities, but in no event more than one hundred eighty (180) days following the Closing (which period may be extended as reasonably necessary upon request of Novant (with HMA’s consent, not to be unreasonably withheld) in the event all necessary consents of Governmental Entities are not obtained prior to the conclusion of the one hundred eighty (180) day period). Novant or the Company shall make and diligently pursue all filings required with the North Carolina and South Carolina Secretaries of State to effectuate the name changes in the manner described above. From and after Closing, Novant shall have no right or license to use the name “HMA” or any term confusingly similar therewith in connection with the advertising or promotion of services offered by the Novant Managed Hospital Facilities.

5.6	Leadership at Gaffney.

(a) At Closing, and except as set forth below, the HMA Manager will terminate and the manager of the Novant Managed Hospital Facilities (the “Novant Manager”) shall cause a Novant Affiliate or the Novant Managed Hospital Facility to offer to hire and employ the Chief Executive Officer and the Director of Nursing at Gaffney (collectively, the “Management Employees”) to be effective as of the Effective Time, at the same rate of compensation as was paid to such Management Employee on the day immediately preceding Closing, and with benefits substantially similar to those then provided by Novant or the Novant Manager to all employees at Novant’s and Novant Affiliate’s other locations.

(b) Novant will cause the Novant Manager to give each Management Employee full credit for all service with the Novant Managed Hospital Facility, as if such service had been with Novant and the Novant Manager, for purposes of eligibility to participate in, vesting and payment of benefits under (but not for purposes of determining the amount of any benefit under) the qualified retirement plan and any other employee benefit plan maintained by the Novant Affiliate employing the Management Employee, to the extent permitted by Law and the terms of each such plan.

(c) Novant will cause the Novant Manager or the Novant Affiliate employing each Management Employee to give credit to each Management Employee, on a dollar-for-dollar basis, toward the deductible and co-payment requirements of any group health plans for any such amounts paid by any Management Employee (or eligible dependent) under the Novant Managed Hospital Facility’s applicable group health plan for the Plan year during which Closing occurs to the extent permitted by Law and the terms of the group health plans; provided, however, that such Management Employee provides Novant reasonable evidence of the amount credited toward his deductible and co-payment requirements.

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(d) Nothing contained in this Section 5.6 will limit Novant’s management prerogatives with respect to Management Employees, or create a right of continued employment for any Management Employee or group of employees or create any right of action by any Management Employee, any group of Management Employees or any other third party, either jointly or severally.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the Closing, the HMA Manager and Novant will each comply in all respects with the group health plan continuation coverage requirements of COBRA.

5.7	Physician Matters.

(a) Attached hereto as Schedule 5.7(a) is a list of each physician who is employed or was formerly employed by Novant or one of its Affiliates and who perform services at or in the vicinity of a Distributed Hospital Facility or the HMA Managed Hospital Facility (each, a “Novant Physician”). The parties acknowledge that HMA and its Affiliates have engaged in discussions with some or all of the Novant Physicians regarding employment opportunities at HMA and its Affiliates prior to the date hereof, and Novant consents to the aforesaid discussions. Following Closing, the parties agree that HMA and its Affiliates may continue to discuss employment opportunities with the Novant Physicians and that HMA and its Affiliates may offer to employ some or all of such Novant Physicians.

(b) In the event that HMA or one of its Affiliates makes an offer of employment to a Novant Physician and the Novant Physician accepts an offer of employment by HMA or one of its Affiliates (such physician being referred to herein as an “HMA Hired Physician”): (i) the HMA Hired Physician and HMA or its Affiliate will enter into a new employment agreement governing the terms and conditions of the HMA Hired Physician’s employment; (ii) the HMA Hired Physician’s employment agreement with Novant or Novant’s Affiliate will be terminated by mutual agreement of the HMA Hired Physician and Novant or its Affiliate as of a mutually agreed upon date, without enforcement of any notice period otherwise required to be satisfied to terminate such agreement and without penalty to the HMA Hired Physician; (iii) Novant or its Affiliate will waive the enforcement of any restrictive covenant that by its terms would otherwise survive termination of the employment agreement between the HMA Hired Physician and Novant or its Affiliate, so that the covenant would not be violated or be implicated as a result of the HMA Hired Physician’s employment by and service to HMA or HMA’s Affiliate; (iv) Novant or its Affiliate will forgive any unamortized portion of any signing bonus or similar payment advances (“Unearned Advance”) received by the HMA Hired Physician under the HMA Hired Physician’s prior employment agreement with Novant or its Affiliate. HMA will reimburse Novant or its Affiliate for any Unearned Advance that was paid to such HMA Hired Physician and was forgiven by Novant or its Affiliate in accordance with this Section 5.7(b).

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(c) Novant shall provide professional liability coverage, in the same amounts that it was providing immediately prior to the date hereof, to each HMA Hired Physician for acts occurring during the period the HMA Hired Physician was employed by Foundation or its Affiliates. Novant shall provide proof of said insurance for prior acts to HMA on or before the date an HMA Hired Physician becomes employed by HMA or its Affiliates.

(d) Neither HMA nor any of HMA’s Affiliates shall be responsible for or liable for any obligations or liabilities of the respective medical practices or operations of the HMA Hired Physicians which accrue, or arise out of acts performed or contracts entered into, during the period the HMA Hired Physicians were employed by Novant or its Affiliates.

(e) HMA or its Affiliates will also offer to hire and employ each non-physician employee of Novant or an Affiliate of Novant whose primary employment duties relate to the medical practice maintained by a HMA Hired Physician (an “Acquired Physician Practice”), subject to each employee meeting and complying with the standard employment policies of HMA and its Affiliates, in each case at the same rate of compensation and with substantially similar benefits as was paid or provided to such employees immediately preceding Closing, effective as of the date of employment of the applicable HMA Hired Physician. Novant (or its Affiliates, if applicable), will exercise good faith efforts to encourage the non-physician employees who provide services at the Acquired Physician Practices to also become employees of HMA or its Affiliates. Novant (or its Affiliates, if applicable) will cooperate to effectuate the efficient transfer of the aforesaid non-physician employees to HMA or its Affiliates. Any non-physician employee of Novant or an Affiliate of Novant whose primary employment duties relate to the Acquired Physician Practices, and who accepts employment with HMA or its Affiliates is referred to herein as a “HMA Hired Employee”).

(f) Between the date hereof and the date on which any Novant Physician becomes an HMA Hired Physician, Novant (or its Affiliates, as applicable) will operate the medical practice of such Novant Physician in the Ordinary Course of Business.

(g) Nothing contained in this Section 5.7 will limit HMA’s management prerogatives with respect to the HMA Hired Physicians or HMA Hired Employees, or create a right of continued employment for any HMA Hired Physician, HMA Hired Employee or group of employees, or create any right of action by any HMA Hired Physician, HMA Hired Employees, any group of HMA Hired Physicians or HMA Hired Employees or any other third party, either jointly or severally.

(h) Notwithstanding anything in this Agreement to the contrary, from and after Closing, Novant, HMA and their respective Affiliates will each comply in all respects with the group health plan continuation coverage requirements of COBRA.

(i) The HMA Hired Physicians and the HMA Hired Employees shall not accrue or earn any benefits under any Plan sponsored by Novant or its ERISA Affiliates on and after the date on which they are employed by HMA or its Affiliates. Upon the commencement of employment with HMA or an Affiliate, HMA or its Affiliates

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will assume and agree to be responsible for all accrued vacation time benefits, if any, owed to the HMA Hired Physicians and the HMA Hired Employees as of the date employment with Novant or an Affiliate ceases, and Novant will, within ten (10) days following the commencement of employment, pay to HMA an amount equal to the accrued vacation time so assumed. In consideration of said payment, HMA covenants and agrees that the HMA Affiliate employing the HMA Hired Physicians and the HMA Hired Employees shall credit them with the accrued vacation time benefit for which the aforesaid payment has been made, and will pay such individuals in accordance with HMA Policies to the extent that any of the credited vacation time is not used (i.e., the HMA Affiliate employing such persons will not impose or maintain a “use it or lose it” policy with respect to the accrued vacation time benefit credited to the employees pursuant to this subsection (i)). If required by Law or by the terms of any employment agreement, in lieu of HMA assuming accrued vacation time and Novant making payment to HMA for such assumption, Novant will instead pay the amount of the accrued vacation time to the HMA Hired Physicians or HMA Hired Employees who are subject to such Laws or employment agreements. For all purposes of this subsection (i), accrued vacation time to be transferred shall not include any sick bank time.

(j) Each Novant Physician who performs services at or in the immediate vicinity of a Distributed Hospital Facility is herein referred to as a “Distributed Hospital Physician.” Effective upon the date that each Distributed Hospital Physician (other than those performing services at or in the immediate vicinity of the Statesville Facility) terminates employment with Novant or an Affiliate, irrespective of whether he or she becomes employed by HMA or any HMA Affiliate, and also effective upon the date that each Novant Physician performing services at the HMA Managed Hospital Facility becomes an HMA Hired Physician, Novant will cause its applicable Affiliate to transfer and assign to HMA, or its designated Affiliate, (i) all of the equipment, inventory, supplies, furniture and furnishings, including medical equipment, computers, and other data processing equipment, and related software (to the extent transferable) owned by the applicable Affiliates of Novant and used exclusively in the medical practice of the aforesaid Novant Physician, and (ii) all contracts and agreements (other than payor agreements), including leases, to which the applicable Affiliates of Novant are a party and which relate exclusively to the aforesaid medical practice (collectively, the “Practice Assets”); provided, however, (i) that HMA will not accept the assignment of or assume any agreement with respect to the Metro Ethernet links between Time Warner Cable and Novant or one of its Affiliates and (ii) in the event a lease agreement or other contract is with a Novant Physician, or an Affiliate or family member of the Novant Physician, and is reasonably determined by HMA or its Affiliate to not be on fair market value terms or to give rise to a reasonable regulatory concern, HMA or its Affiliate shall have the option to not accept assignment of such contract and to negotiate a new contract with the applicable Novant Physician, or his or her Affiliate or family member. Any such contract assigned to HMA or an Affiliate will be assumed by the assignee. With respect to any Distributed Hospital Physician who perform services at or in the immediate vicinity of the Statesville Facility, the Practice Assets associated with such Distributed Hospital Physician will be transferred to HMA or its designated Affiliate (subject to the limitations set forth above) at such time as the Distributed Hospital Physician becomes employed by HMA or an HMA Affiliate. Upon the transfer of the Practice Assets with respect to any Distributed Hospital

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Physician, Novant will cause to be delivered to HMA, or any Affiliate designated by it, bills of sale and instruments of assignment as reasonably necessary to reflect the transfer and assignment of the Practice Assets to HMA, or its designated Affiliate, and HMA or its designated Affiliate shall agree to assume and be responsible for the Practice Assets from and after the date of transfer. At Closing, and solely with respect to the Practice Assets and Unearned Advances related to the Distributed Hospital Physicians who perform services at or in the immediate vicinity of a Distributed Hospital Facility other than the Statesville Facility, HMA or its Affiliate will make a payment to the Novant Affiliate who will make the aforesaid transfers in an amount equal to $1,479,714, as payment for (i) the Practice Assets ($1,334,714), and (ii) the Unearned Advances that are to be forgiven by Novant or its Affiliate pursuant to Section 5.7(b) ($145,000). Upon transfer of the Practice Assets related to any Novant Physician who perform services at or in the immediate vicinity of the HMA Managed Hospital Facility or the Statesville Facility, and who becomes an HMA Hired Physician within ninety (90) days following the Closing, HMA or its Affiliate will make a payment to the Novant Affiliate making the transfer in an amount equal to the book value (reflecting the original cost less accumulated depreciation) of the Practice Assets so transferred, as reflected on the books of the Novant Affiliate.

(k) Novant shall permit each HMA Hired Physician to maintain his or her medical staff privileges and practices at the Novant Managed Hospital Facilities at which he or she maintained such privileges and practices prior to his or her employment with HMA or its Affiliate, subject to the HMA Hired Physician continuing to comply in all respects with the medical staff and hospital rules and bylaws pertaining to each of the Novant Managed Hospital Facilities.

(l) HMA LP and HMA hereby jointly covenant and agree to reimburse Novant for any Physician Losses incurred by Novant or any of its Affiliates with respect to the medical practice of each Distributed Hospital Physician occurring between October 4, 2009 and October 20, 2009. “Physician Losses” shall mean the net loss as reflected on the financial statements for the medical practices of the Distributed Hospital Physicians, as prepared by Novant or its Affiliates in accordance with GAAP and applied on a basis consistent with the historical financial statements for the medical practices of the Distributed Hospital Physicians (the “Distributed Hospital Physician Financials”). For each Distributed Hospital Physician, Novant will prepare and distribute to HMA LP Distributed Hospital Physician Financials for calendar year 2009 as long as the applicable Distributed Hospital Physician remains employed by Novant or any of its Affiliates, together with the calculation of Physician Losses for the periods set forth above. Upon request, Novant will provide to HMA LP copies of all work papers utilized or prepared in the preparation of the Distributed Hospital Physician Financials, and will cooperate fully and completely in responding to reasonable questions and requests for information submitted by HMA LP in connection with its review of the same, and will provide to HMA LP, on reasonable advance notice, full reasonable access to all books and records of Novant and its Affiliates to the extent related to the preparation of the Distributed Hospital Physician Financials. HMA LP will reimburse Novant for the Physician Losses incurred with respect to each Distributed Hospital Physician not later than thirty (30) days following its receipt from Novant of the Distributed Hospital Physician Financials, the calculation of Physician Losses pertaining to such Distributed Hospital Physician, and the other materials set forth in this Section.

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5.8	Release of Encumbrances.

HMA and HMA LP jointly and severally covenant and agree to secure from the agent administering HMA’s secured credit facility the full and effective release of any Encumbrances in favor of such agent or the lenders under the secured credit facility with respect to the Remaining Hospital Facilities, assets utilized by the Company or the Remaining Hospital Facilities, and shares or other ownership interests in the Remaining Subsidiaries within five (5) days following the date hereof, and to cause the same to be filed in the appropriate public offices within ten (10) days thereafter. HMA and HMA LP further covenant and agree to secure, within sixty (60) days following the date hereof, the full and effective release of any other Encumbrances with respect to the Remaining Hospital Facilities or assets utilized by them that are not Permitted Encumbrances, and promptly cause the same to be filed in all appropriate public offices. HMA and/or HMA LP will deliver evidence of each release required under this Section to Foundation within ten (10) days of the date it is obtained and, where applicable, recorded.

5.9	Employee Benefit Matters.

(a) HMA and its Affiliates shall (i) as of the first day of the first payroll period that commences on or after Closing, amend and restate the portions of the Health Management Associates, Inc. Retirement Savings Plan (the “HMA 401(k) Plan”) attributable to the current employees of the Novant Managed Subsidiaries and the Novant Managed Hospital Facilities (the “Current Gaffney and Louisburg Employees”) as separate 401(k) plans to be sponsored by Gaffney and Louisburg (collectively the “Gaffney/Louisburg 401(k) Plan”), which Gaffney/Louisburg 401(k) Plan shall be separate from the HMA 401(k) Plan but shall provide for design features which are similar to the HMA 401(k) Plan and shall permit matching and nonelective contributions to be made for the benefit of the employees employed by Gaffney or Louisburg or both (as applicable) at an applicable time after Closing (the “Gaffney and Louisburg Employees”), (ii) on or about October 16, 2009, cause the spin off of the assets, accounts balances, and benefit liabilities from the HMA 401(k) Plan attributable to the Current Gaffney and Louisburg Employees by transferring the benefit liabilities and corresponding assets and account balances of the Current Gaffney and Louisburg Employees to the Gaffney/Louisburg 401(k) Plan, and (iii) as of the first payroll period ending on or after Closing (but not sooner than the amendment and restatement of the Gaffney/Louisburg 401(k) Plan as a separate plan pursuant to “(i),” above), cause to be terminated the participation of all of the Current Gaffney and Louisburg Employees in the HMA 401(k) Plan. Such spin-off of the Gaffney/Louisburg 401(k) Plan shall be conducted in accordance with all applicable provisions of the Code, Treasury Regulations and ERISA, and all documentation to cause such spin-off shall be prepared and finalized by HMA and approved by Novant. Novant and HMA shall take such action, or cause their Affiliates to take such action, as may be required to effectuate the above-referenced spin-off and permit the administration of the Gaffney/Louisburg 401(k) Plan as of and after Closing.

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As of the Closing and during the term of the Amended LLC Agreement, the Mooresville 401(k) Plan (defined below) and the Gaffney/Louisburg 401(k) Plan shall exclude from post-Closing participation any and all employees who, for an applicable plan year, are “highly compensated employees,” within the meaning of Code Section 414(q), provided, however, that the spin-off of the Gaffney/Louisburg 401(k) Plan shall include a transfer to the Gaffney/Louisburg 401(k) Plan of the benefit liabilities and corresponding assets and account balances of such highly compensated employees who are Current Gaffney and Louisburg Employees, and their participation shall be limited, for such applicable plan years that they are highly compensated employees, such that they shall be excluded from making salary reduction contributions, and receiving allocations under the Gaffney/Louisburg 401(k) Plan of any and all employer nonelective contributions and matching contributions. The determination of employees who are highly compensated employees for purposes of the Mooresville 401(k) Plan and Gaffney/Louisburg 401(k) Plan shall be made consistently by using the prior plan year/look back method for determining highly compensated employee status.

Further, HMA and its Affiliates shall make such arrangements as are necessary to ensure that, as of the first day of the first payroll period to commence on or after Closing, coverage will continue under all HMA Benefit Plans (except the HMA 401(k) Plan) under which the Current Gaffney and Louisburg Employees are covered (immediately prior to the Closing) for the Gaffney and Louisburg Employees and their dependents who meet the applicable eligibility requirements of such plans (the “Interim Welfare Benefit Coverage”). Novant and/or one or more of its Affiliates shall pay HMA the full premium cost (for insured benefits) and full premium equivalent cost (for self-insured benefits) for such Interim Welfare Benefit Coverage, except to the extent the premium cost is paid pursuant to withholding from or salary deduction elections relating to applicable employees’ compensation. (Nothing in this Agreement shall prevent Novant, Gaffney, Louisburg and their Affiliates from requiring the Gaffney and Louisburg Employees to pay some portion or all of any or all of the Interim Welfare Benefit Coverage premium cost.) For avoidance of doubt, the premium equivalent cost for health care and dependent care flexible spending account benefits shall be a monthly amount equal to one-twelfth (1/12) of the annual benefit elected by the employee. Novant’s payments to HMA shall be made on or before last day of month for which such Interim Welfare Benefit Coverage is provided. The Interim Welfare Benefit Coverage shall continue until the expiration of the Interim Period, except to the extent modified or terminated solely by the unilateral action of an insurance carrier, in which case HMA shall notify Novant promptly upon receipt of notice of modification or termination from the insurance carrier and in the event of termination, HMA shall, upon request by Novant, make commercially reasonable efforts to arrange replacement coverage which is similar to the applicable Interim Welfare Benefit Coverage being replaced.

The flexible spending account options offered to Gaffney and Louisburg Employees under the Interim Welfare Benefit Coverage for the 2010 calendar year shall limit maximum annual elections for Gaffney and Louisburg Employees to no more than $4,992 for dependent care flexible spending account benefits and $4,992 for health care flexible spending account benefits. Effective at the expiration of the Interim Period, Novant shall implement under its dependent care and health care flexible spending account

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arrangement (“Novant FSA”) the 2010 calendar year elections made by Gaffney and Louisburg Employees under the Interim Welfare Benefit Coverage and shall assume responsibility for administering and paying under the Novant FSA all reimbursement claims of Gaffney and Louisburg Employees with respect to the 2010 calendar year that are submitted for payment on or after the expiration of the Interim Period, whether such claims arose during (but not before January 1, 2010) or after the expiration of the Interim Period. As soon as practicable, but not later than 45 days after the expiration of the Interim Period, HMA shall calculate an “FSA Adjustment Amount” by subtracting: (i) the sum of all claims incurred in 2010 prior to the expiration of the Interim Period and paid by HMA prior to date as of which the FSA Adjustment Amount is calculated; from (ii) the sum of the premium equivalent cost payments made to HMA by Novant with respect to flexible spending account benefits prior to the expiration of the Interim Period. If the FSA Adjustment Amount is negative, Novant shall promptly pay such amount to HMA. If the FSA Adjustment Amount is positive, HMA shall promptly pay such amount to Novant.

Notwithstanding anything herein to the contrary, the Interim Welfare Benefit Coverage shall not include workers’ compensation.

Effective upon the end of the Interim Period, HMA and its Affiliates will cause to be terminated the participation of all of the Gaffney and Louisburg Employees (and their dependents) in all HMA Benefit Plans still covering such individuals. Gaffney and Louisburg Employees and their spouses and dependents who are covered by COBRA, have elected COBRA or who first become eligible to elect COBRA as of or prior to the end of the Interim Period shall be covered for COBRA purposes by HMA. Gaffney and Louisburg Employees and their spouses and dependents who first become eligible to elect COBRA after the end of the Interim Period shall be covered for COBRA purposes by the applicable health plan sponsored by or in relation to Gaffney or Louisburg after the Closing.

HMA shall cause to be provided throughout the Interim Period applicable services, and shall perform applicable duties and obligations, as is required under the Transition Services Agreement in relation to and consistent with this Section 5.9.

(b) Effective upon the end of the Interim Period, Novant and its Affiliates may, but need not, cause the Gaffney and Louisburg Employees to be covered by employee retirement, deferred compensation, health, welfare and benefit plans and programs (whether or not covered by ERISA) which are adopted, maintained or sponsored by Novant, Foundation, the Novant Managed Subsidiaries, Gaffney, Louisburg, or their respective Affiliates solely for Gaffney and Louisburg Employees (the “Gaffney and Louisburg Plans”), including the Gaffney/Louisburg 401(k) Plan, which may (but need not be) amended to be the same as the Savings and Supplemental Retirement Plan of Novant Health, Inc. (the “Novant 401(k) Plan”).

(c) With respect to each applicable plan year which begins during the term of the Amended LLC Agreement but after the Interim Period, and with respect to which Novant reasonably concludes that Mooresville or the Company is or may be part of any type of an affiliated service group (within the meaning of Section 414(m) of the Code) with Novant and/or any of Novant’s Affiliates and the Internal Revenue Service has not

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issued a ruling on behalf of Novant, HMA, or any of their Affiliates (including Mooresville, Gaffney and/or Louisburg) to the contrary, HMA and the HMA Manager shall cause Mooresville to (i) maintain solely for Mooresville employees a plan qualified under both Section 401(a) and Section 401(k) of the Code (the “Mooresville 401(k) Plan”) with terms relating to eligibility to participate, eligibility to make elective deferrals and receive employer matching and nonelective contributions, plan year, and other benefits rights and features (within the meaning of Section 401(a)(4) of the Code), and other applicable 401(a) and (k) plan features which are the same as those provided under the Novant 401(k) Plan as in effect on the date hereof, provided that this paragraph (c) does not require the making of any amount of contributions except as expressly stated in the provisions of this Section 5.9, (ii) make employer nonelective contributions to the Mooresville 401(k) Plan in sufficient (but not in excess of the) amount to enable the Novant 401(k) Plan and the Gaffney/Louisburg 401(k) Plan to meet all applicable Code tests and requirements (and such nonelective contributions by Mooresville shall be made on or before the due date of its tax return for the fiscal year that includes the applicable plan year-end, but in no event later than the date by which such contributions must be made in order to meet all such tests and requirements applicable to the Gaffney/Louisburg 401(k) Plan and the Novant 401(k) Plan), provided, however, that Mooresville shall have no obligation to make any contribution under this clause in order to correct a failure of the actual deferral percentage test or actual contribution percentage test, or with respect to the Section 401(a)(4) test unless all employees of Novant and its Affiliates taken into account for such test are receiving a nonelective contribution pursuant to an identical formula, and provided further that Mooresville shall not be required to make a contribution under this provision in excess of the amount calculated under such formula, and provided that Novant shall provide HMA with reasonably acceptable documentation of the need for any contribution requested under this paragraph, in accordance with subsection (l), and (iii) make employer matching contributions to the Mooresville 401(k) Plan on a dollar-for-dollar basis up to three percent (3%) of the pay of the eligible plan participants who have completed a year of service. In the event Novant increases the matching contribution made to all other match-eligible employees under plans of Novant or its Affiliates, HMA and the HMA Manager will cause Mooresville to increase its matching contribution to equal the matching contribution made under the Novant 401(k) Plan, effective no later than one hundred eighty (180) days after the date on which Novant advises HMA in writing that it is going to increase, or has increased, its matching contribution. If the matching contribution made under the Novant 401(k) Plan is decreased, Novant will promptly notify HMA in writing, and Mooresville shall be entitled to decrease the matching contribution under the Mooresville 401(k) Plan accordingly.

(d) During each plan year described in (c), within thirty (30) days following the end of such plan year for the Mooresville 401(k) Plan, HMA will provide to Novant (except to the extent applicable privacy or other laws prohibit such action) a schedule showing the names and compensation of, and all contributions made by, each participant in the Mooresville 401(k) Plan, all contributions made by Mooresville with respect to each participant in that plan, and such other plan-related data and information as Novant may reasonably request. During the term of the Amended LLC Agreement, Novant shall have access to the books and records pertaining to the Mooresville 401(k) Plan, upon five business days’ prior notice to HMA (subject to reasonable administrative

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delays), to obtain any information necessary to assist it in performing coverage testing. Within thirty (30) days following the end of any plan year for the Gaffney/Louisburg 401(k) Plan during which HMA has reasonably concluded that Gaffney and/or Louisburg is or may be in an affiliated service group (within the meaning of Section 414(m) of the Code) with HMA and/or its Affiliates and/or a controlled group with Mooresville, Novant will provide to HMA (except to the extent applicable privacy or other laws prohibit such action) a schedule showing the names and compensation of, and all contributions made by, each participant in the Gaffney/Louisburg 401(k) Plan, all contributions made by Novant, Gaffney, Louisburg or any Affiliate with respect to each participant in that plan, and such other plan-related data and information as HMA may reasonably request. During the term of the Amended LLC Agreement, HMA shall have access to the books and records pertaining to the Gaffney/Louisburg 401(k) Plan, upon five business days’ prior notice to Novant (subject to reasonable administrative delays), to obtain any information necessary to assist it in performing coverage testing. HMA, Novant, and their Affiliates and service providers will take appropriate precautions to keep data provided pursuant to this paragraph confidential, and will use it only in connection with benefit plan administration.

(e) Subject to appropriate alterations as may be required under present or future applicable law or regulations or governmental agency pronouncements, and subject to the other provisions of this Section 5.9 (including, without limitation, Section 5.9(c)), HMA and the HMA Manager will cause Mooresville to maintain the Mooresville 401(k) Plan during the term of the Amended LLC Agreement, and to not amend it in such a way as would cause a breach of the requirements imposed upon one or more HMA, HMA Manager and their Affiliates under this Section 5.9, and to timely amend it, from time to time, so as to comply with such requirements of this Section 5.9, and further agrees not to amend the Mooresville Plan, or cause it to be amended, in a way which would require increased contributions to the Gaffney/Louisburg 401(k) Plan unless requested to do so by Novant in accordance with Section 5.9(c). Subject to appropriate alterations as may be required under present or future applicable law or regulations or governmental agency pronouncements, and subject to the other provisions of this Section 5.9 (including, without limitation, HMA’s obligations under Section 5.9(c)), Novant will cause Gaffney and Louisburg to maintain the Gaffney/Louisburg 401(k) Plan during the term of the Amended LLC Agreement, and to not amend it in such a way as would cause a breach of the requirements imposed upon one or more of Novant and its Affiliates under this Section 5.9, and to timely amend it, from time to time, so as to comply with such requirements of this Section 5.9, and further agrees not to amend the Gaffney/Louisburg 401(k) Plan, or cause it to be amended, in a way which would require increased contributions to the Mooresville 401(k) Plan except in accordance with Section 5.9(c)’s provisions regarding alterations to the matching contribution formula.

(f) Neither Novant nor HMA (nor any of their respective Affiliates, including but not limited to Mooresville, Gaffney and Louisburg) shall file a request for a ruling from the IRS with respect to the membership of the Company, Mooresville, Gaffney and Louisburg in an affiliated service group without first obtaining the other party’s written consent.

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(g) During the term of the Amended LLC Agreement, HMA and the HMA Manager shall cause Mooresville to provide benefits, eligibility for participation and other applicable employee-participant entitlements under applicable Mooresville-related non-401(a) plans to enable the non-401(a) plans of or relating to Gaffney, Louisburg, Novant and its Affiliates to meet all applicable coverage, benefit amount and other Code requirements (including, without limitation, Code Sections 105(h) and 125, and requirements applicable to enabling highly compensated employees and highly compensated participants and their respective spouses and dependents to exclude from gross income for income tax purposes, cost of coverage, benefits and related benefit features and amounts), provided that Novant supplies HMA with reasonably acceptable documentation (pursuant to subsection (1)) that any action requested under this paragraph is indeed required for this purpose.

(h) If, after the Closing, any provision of the Code applicable to the provisions, requirements or covenants of this Section 5.9 is amended or replaced, or if new Code sections are added which impose additional or different requirements than those addressed in this Section 5.9, the provisions, requirements and covenants of this Section 5.9 shall be read to and shall automatically require compliance by HMA and the HMA Manager with any and all such amended, replacement and new Code sections and the concomitant actions and omissions to act required of HMA and the HMA Manager which are necessary or appropriate to enable any and all of the plans and arrangements of or related to Gaffney, Mooresville, Novant or its Affiliates to obtain and maintain compliance with all such amended, replacement and new Code Sections.

(i) No provision of this Agreement constitutes or shall give rise to, or shall be deemed to constitute or give rise to, an employment agreement or entitlement, an employee benefit or employee benefit-related plan, program or other arrangement, a provision of any such plan, program or other arrangement, or an amendment of any such plan, program or other arrangement. No employee or other service-provider shall have, or be entitled to claim, any right, claim or other entitlement under or in connection with any provision of this Agreement.

(j) In the event of any dispute, claim, question or disagreement arises with respect to whether any nonelective or matching contribution is required to be made to the Mooresville 401(k) Plan under Section 5.9(c) (a “Contribution Dispute”), HMA and Novant shall consult and negotiate with each other in good faith in an attempt to reach a solution satisfactory to both HMA and Novant. If HMA and Novant do not reach such solution within five business days, then HMA and Novant shall, within three business days of the expiration of such five business day period, request a third party that is experienced in the matters at issue (the “Benefits Consultant”), selected by HMA and Novant, to determine the amount of contributions required to be made to the Mooresville 401(k) Plan by Section 5.9(c), if any. The determination of the Benefits Consultant shall be final and binding on the parties. HMA and Novant will use all good faith efforts to seek to have the Benefit Consultant’s determination completed within 10 business days from the date the Contribution Dispute is submitted to the Benefits Consultant. Novant shall provide HMA with, or access to, all books, records, studies and analyses used by Novant in its determination of the amount of contributions required to be made to the Mooresville Plan under Section 5.9(c).

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5.10	Title Matters.

Prior to the date of this Agreement, HMA has provided to Foundation copies of all title information in the possession of HMA or its Affiliates relating to the Novant Managed Hospital Facilities, including abstracts of title and policies of title insurance.

5.11	Environmental Matters.

(a) HMA, Gaffney, and the Company will make all good faith efforts to obtain, prior to Closing, the registration of that certain 10,000 gallon underground fuel storage tank located at the Gaffney hospital (the “UST”) with the South Carolina Department of Health and Environmental Control (“DHEC”) and any other governmental authorities requiring registration, certification, or permitting of the UST, and full resolution at Gaffney’s expense of any and all fees, penalties, or expenses of any type relating to or arising from such efforts. The parties expressly recognize that the resolution and payments anticipated by this paragraph (herein referred to as the “UST Costs”) may include (but are not limited to) payment of the current DHEC registration fee; payment of prior years’ registration fees; any fines, penalties or other charges assessed relating to failure in prior years to register, certify, or permit the UST; any costs, including legal fees, associated with challenging in any forum such charges (if determined by Gaffney or the Company to be appropriate to challenge); expenses incurred for soil sampling, boring, and testing as may be required by DHEC relating to such registration or lawful operation of the UST; and payment for any and all environmental remediation and any repairs or replacements that may be ordered or otherwise reasonably required should any UST-related environmental contamination be discovered as a result of any DHEC-required or other testing relating to the present effort to register the UST. If compliance with the foregoing sentences in this Section 5.11(a) is not fully obtained prior to Closing, HMA, Gaffney, and the Company will continue the above-referenced efforts in good faith post-Closing, and the parties agree that any and all UST Costs, whether pre- or post-Closing, shall be borne 73% by HMA LP and 27% by Foundation. In the event any of the UST Costs are incurred by Gaffney or Foundation post-Closing, HMA shall reimburse (or cause HMA LP to reimburse) Foundation for HMA LP’s share of the same (HMA LP’s share being 73% of the UST Costs, based upon the 73%-27% allocation specified above).

(b) As related to all Regulated Asbestos-Containing-Material as defined by the United States Environmental Protection Agency and including asbestos or any material that contains any hydrated mineral silicate, including chrysolite, amosite, crocidolite, tremolite, anthophylite and/or actinolite (collectively “RACM”), identified at the Louisburg Hospital Facility, the parties agree that all nonencapsulated RACM identified as Samples A-58 and A-59 in that certain Asbestos Containing Materials Report prepared by Alpha Environmental Sciences, Inc. and dated September 28, 2009, shall be remediated (i.e., brought to a condition such that the RACM would not, in its remediated state, pose a danger to human health) following the Closing at Louisburg’s expense by a qualified asbestos remediation contractor holding all appropriate state and/or federal

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licenses, certifications, and permits, and as is selected by HMA. The manner of remediation will consist of RACM removal and disposal, replacing RACM with suitable non-RACM materials, environmental consulting and monitoring before, during, and following such remediation, and all other work and expenses relating to such remediation. The parties agree that any and all expenses and costs relating to the above-referenced remediation incurred post-Closing shall be borne 73% by HMA LP and 27% by Foundation. HMA LP shall reimburse (or cause HMA LP to reimburse) Foundation for HMA LP’s share of the same (HMA LP’s share being 73% of said expenses and costs, based upon the 73%-27% allocation specified above).

5.12	South Carolina Sales/Use Tax Matters.

HMA LP acknowledges that Gaffney failed to file timely its South Carolina Sales/Use Tax Returns (ST-3) for the periods ending May, 2009 and June, 2009. HMA LP and HMA are working with the South Carolina Department of Revenue to process the returns and payments for the periods ending May, June, and July, 2009. In the process of doing so, HMA, HMA LP or the South Carolina Department of Revenue have identified potential sales/use tax liabilities for the aforesaid periods and for other periods. Gaffney and the Company will make all good-faith efforts to resolve the aforesaid sales/use tax liability prior to Closing and to make payment to the State of South Carolina for all sales and use tax liability (the “Sales Tax Liability”), and any penalties and interest that are payable with respect to the same. If the amount of the Sales Tax Liability is not fully determined and payment is not fully made prior to Closing, HMA and the Company will cooperate in good faith with Gaffney to continue the above-referenced efforts, post-Closing, to resolve the Sales Tax Liability, and the parties agree that said Sales Tax Liability, whether determined pre- or post-Closing, shall be borne 73% by HMA LP and 27% by Foundation, and any penalties and interest relating to the Sales Tax Liability shall be borne 100% by HMA LP. In the event any portion of the Sales Tax Liability or penalty and interest relating to the same are incurred by Gaffney or Foundation post-Closing, HMA shall reimburse (or cause HMA LP to reimburse) Foundation for HMA LP’s share of the same (HMA’s share being 73% of the Sales Tax Liability and 100% of any penalties and interest relating to the same, as set forth above).

ARTICLE VI

CLOSING

6.1	Closing.

Subject to the satisfaction or waiver by the appropriate party of all of the conditions precedent to Closing specified in Articles X and XI, Closing will take place at the Atlanta, Georgia offices of Nelson Mullins Riley & Scarborough LLP at 9:00 a.m., local time, on September 30, 2009 (the “Closing Date”); provided, however, that Closing will be deemed effective for all purposes as of 12:01 a.m. on October 1, 2009 (the “Effective Time”).

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6.2	Actions by HMA and HMA LP at Closing.

At Closing and unless otherwise waived by Novant, HMA and HMA LP will deliver to Novant and Foundation the following:

(a) copies of resolutions duly adopted by the Board of Directors of HMA and by the general partner of HMA LP authorizing and approving the consummation of the transactions contemplated hereby and the execution and delivery of this Agreement and the other documents described herein, certified as true, complete and in full force and effect as of Closing by a duly authorized officer or other representative of HMA or HMA LP, as applicable;

(b) a certificate of incumbency of the officers of HMA and of the general partner of HMA LP executing this Agreement and the other documents described herein, dated as of the Closing Date;

(c) the Amended LLC Agreement, and any agreements to be executed pursuant thereto, duly executed by HMA and HMA LP;

(d) the HMA Management Agreement, duly executed by the applicable HMA Affiliate and by Mooresville Hospital Management Associates, LLC;

(e) the New Clinical Affiliation Agreement, duly executed by the Distributed Subsidiaries;

(f) the Transition Services Agreement, duly executed by HMA;

(g) a memorandum of agreement in recordable form, duly executed and acknowledged by HMA and HMA LP, suitable for recording in the office of land title records in the county in which the Youngsville Property is located;

(h) an instrument reflecting the termination of the Management Agreement, in a form reasonably acceptable to HMA and Novant (the “Management Agreement Termination Letter”), duly executed by HMA Manager;

(i) Membership Certificate No. 1 of the Company, which shall be tendered to the Company for cancellation;

(j) the certificate of the President or a Vice President of HMA LP and HMA certifying as to HMA LP’s and HMA’s satisfaction as of the Closing Date of the conditions provided by Sections 11.1, which certificate shall be deemed to have re-made, as of the Closing Date, the representations and warranties of HMA and HMA LP hereunder; and

(k) such other instruments and documents as Novant may reasonably request.

6.3	Actions by Novant and Foundation at Closing.

At Closing and unless otherwise waived by HMA, Novant and Foundation will deliver to HMA and HMA LP the following:

(a) copies of resolutions duly adopted by the Board of Directors of Novant and Foundation, authorizing and approving the consummation of the transactions contemplated hereby on behalf of Novant and Foundation, and the execution and delivery of this Agreement and the other documents described herein, certified as true, complete and in full force and effect as of Closing by a duly authorized officer of Novant;

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(b) a certificate of incumbency of the officers of Novant and Foundation executing this Agreement and the other documents described herein, dated as of the Closing Date;

(c) the Amended LLC Agreement, and any agreements to be executed pursuant thereto, duly executed by Novant and Foundation;

(d) the Novant Management Agreement, duly executed by the applicable Novant Affiliate and by the Novant Managed Subsidiaries;

(e) the Amended Clinical Affiliation Agreement, duly executed by Novant;

(f) the New Clinical Affiliation Agreement, duly executed by Novant;

(g) the Transition Services Agreement, duly executed by Novant;

(h) a memorandum of agreement in recordable form, duly executed and acknowledged by Novant, Foundation, the Company and Louisburg H.M.A., LLC, suitable for recording in the office of land title records in the county in which the Youngsville Property is located;

(i) Membership Certificate No. 2 of the Company, which shall be tendered to the Company for cancellation;

(j) The Management Agreement Termination Letter, duly executed by Foundation;

(k) an instrument reflecting the termination of the Managed Care Agreement, in a form reasonably acceptable to HMA and Novant (the “Managed Care Agreement Termination Letter”), duly executed by Novant;

(l) an instrument reflecting the termination of the License Agreement, in a form reasonably acceptable to HMA and Novant (the “License Agreement Termination Letter”), duly executed by Novant;

(m) the certificate of the President or a Vice President of Foundation and Novant certifying as to Novant’s and Foundation’s satisfaction as of the Closing Date of the conditions provided by Section 10.1, which certificate shall be deemed to have re-made, as of the Closing Date, the representations and warranties of HMA and HMA LP hereunder;

(n) a legal opinion for the Senior Vice President and General Counsel of Novant and Foundation, in reasonable form agreed to by the parties regarding authorization of this Agreement by Foundation; and

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(o) such other instruments and documents as Novant may reasonably request.

6.4	Actions by the Company at Closing.

At Closing and unless otherwise jointly waived by HMA and Novant, the Company will deliver to HMA and Novant (except as set forth below) the following:

(a) copies of resolutions duly adopted by the Board of Directors of the Company authorizing and approving the consummation of the transactions contemplated hereby to which the Company is a party, and the execution and delivery of this Agreement and the other documents described herein to be executed by the Company, certified as true, complete and in full force and effect as of Closing by a duly authorized officer of the Company;

(b) a certificate of incumbency of the officers of the Company executing this Agreement and the other documents described herein to be executed by the Company, dated as of the Closing Date;

(c) the Management Agreement Termination Letter, duly executed by the Company;

(d) the Amended Clinical Affiliation Agreement, duly executed by the Company;

(e) a memorandum of agreement in recordable form, duly executed and acknowledged by the Company and Louisburg H.M.A., LLC, suitable for recording in the office of land title records in the county in which the Youngsville Property is located;

(f) unit powers, duly executed by the Company, reflecting the transfer to HMA LP of all of the issued and outstanding equity interests of the Distributed Subsidiaries;

(g) certificates of amendment to the certificates of formation of the Remaining Subsidiaries, or similar instruments to the extent required pursuant to North Carolina or South Carolina Law to provide for the Remaining Subsidiaries to be manager-managed limited liability companies, and removing the use of the term “HMA” with respect to the Novant Managed Subsidiaries, in each case duly executed by the Company and/or the applicable Remaining Subsidiary, as required by Law;

(h) The Managed Care Agreement Termination Letter, duly executed by each Remaining Subsidiary and Distributed Subsidiary;

(i) The License Agreement Termination Letter, duly executed by the Company;

(j) the certificate of the President or a Vice President of the Company certifying as to the Company’s satisfaction as of the Closing Date of the conditions provided by Section 11.1;

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(k) an amendment to the Operating Agreement for the Remaining Subsidiaries, as required by Section 2.6(e) of the LLC Agreement;

(l) Notice of Affidavit of Conversion of Gaffney H.M.A., Inc. to Gaffney H.M.A., LLC, for filing in the office of the Register of Deeds of Cherokee County, South Carolina; and

(m) such other instruments and documents as HMA or Novant may reasonably request.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES

OF HMA AND HMA LP

As of the date hereof, and as of the Closing Date, HMA and HMA LP hereby jointly and severally represent and warrant to Novant and Foundation as follows:

7.1	Capacity and Authority.

HMA LP is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. HMA is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Company is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware. Each Remaining Subsidiary is a limited liability company, duly organized, validly existing, and in good standing under the Laws of its state of organization. HMA and HMA LP have all requisite corporate or partnership power and authority to enter into this Agreement and the other documents contemplated hereby and to perform their respective obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the other documents contemplated hereby by HMA and HMA LP, and the consummation by HMA and HMA LP of the transactions contemplated hereby and thereby, are within the powers of HMA and HMA LP, respectively, and have been duly authorized by all appropriate corporate, partnership, or other action.

7.2	Consents; Absence of Conflicts with Other Agreements, Etc.

HMA’s and HMA LP’s execution and delivery of this Agreement and the other documents contemplated hereby and their performance of this Agreement and the other documents contemplated hereby, and the consummation by HMA and HMA LP of the transactions contemplated hereby and thereby: (a) do not require any approval or consent of, or declaration or filing with, any Governmental Entity, except for Governmental Authorizations, if any, expressly provided for by this Agreement; and (b) will not violate, conflict with or constitute on the part of HMA or HMA LP a breach of or a default under its respective Certificate of Incorporation, Limited Partnership Agreement or Bylaws, as the case may be, any existing Law or judgment of any Governmental Entity or, except as will not cause a Material Adverse Effect, any Material Contract.

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7.3	Binding Agreements.

This Agreement and any other agreements or instruments to which the HMA or HMA LP will become a party pursuant hereto are and will constitute the valid and legally binding obligations of HMA and HMA LP and are and will be enforceable against the HMA and HMA LP, as applicable, in accordance with the respective terms hereof or thereof, except as enforceability may be restricted, limited or delayed by applicable bankruptcy or other Laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity.

7.4	Financial Statements.

(a) Attached hereto as Schedule 7.4(a) are the following financial statements of each Distributed Subsidiary and Remaining Subsidiary (collectively, the “Subsidiary Financial Statements”): (a) the unaudited balance sheets of each Distributed and each Remaining Subsidiary as of August 31, 2009 (the “Most Recent Balance Sheet”), and the related unaudited income statements for the period then ended and (b) the consolidated audited financial statements of the Company for the period March 31, 2008 through December 31, 2008, which include the unaudited consolidating balance sheets of each Distributed and each Remaining Subsidiary as of December 31, 2008, and the related unaudited consolidating income statements for the respective periods then ended. The Subsidiary Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated, and conform to GAAP, provided that the Subsidiary Financial Statements as of August 31, 2009 do not reflect normal year-end adjustments and do not contain footnotes or other exceptions. The balance sheets included in the Subsidiary Financial Statements present fairly in all material respects the financial condition of the applicable Subsidiary at the dates indicated thereon, and the income statements included in the Subsidiary Financial Statements present fairly in all material respects the results of operations of the applicable Subsidiary for the periods indicated thereon, subject to normal year end adjustments that, except as set forth on Schedule 7.16, do not exceed five percent (5%) of the net income of any Distributed Subsidiary or Remaining Subsidiary, or $1,000,000 in the aggregate.

(b) Since January 1, 2009, there has been no material change, as compared to prior periods, to the methodology used in (i) making corporate or inter-company allocations from HMA, HMA LP or the Company to the Distributed Subsidiaries, the Remaining Subsidiaries, the Distributed Hospital Facilities, and the Remaining Hospital Facilities (ii) in determining the accruals or reserves for items or expenses which have been paid or will be paid by HMA or HMA LP and allocated to the Novant Managed Subsidiaries and (iii) in determining the reserve for contractual allowances and bad debt for accounts receivable of the Distributed Subsidiaries, Distributed Hospital Facilities, Remaining Subsidiaries, or Remaining Hospital Facilities, as compared to prior periods.

(c) As of the end of the business day immediately prior to the Closing Date, the accounts receivable reflected in Schedule 7.4(c) (the “Accounts Receivable”) (such Schedule to be delivered by HMA LP at Closing) accurately reflect all of the accounts receivable of each of the Novant Managed Hospital Facilities. Subject only to the reserves for contractual allowances and bad debts which are shown on Schedule 7.4(c),

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which reserves have been calculated in a manner consistent with past practices, the Accounts Receivable are current and collectible in the net recorded amounts thereof, and are not subject to any contests, claims, counterclaims, or setoffs.

(d) The unaudited balance sheets of each of the Novant Managed Subsidiaries as of April 30, 2009 attached hereto as Schedule 7.4(d)(i) present fairly in all material respects the financial condition of the applicable Novant Managed Subsidiary as of the dates indicated thereon. Between April 30, 2009 and August 31, 2009, and except as described on Schedule 7.4(d)(ii), the business operations of each of the Novant Managed Subsidiaries have been conducted in the Ordinary Course of Business, and no actions have been taken which have materially impaired the Working Capital of either of the Novant Managed Subsidiaries between the aforesaid dates.

(e) As of the date hereof, the Working Capital of each Remaining Subsidiary is sufficient to support the operations of such Remaining Subsidiary’s business in view of the size and scope of that business, as determined and measured by the average monthly Working Capital of each of the Remaining Subsidiaries for the six (6) month period preceding August 31, 2009.

(f) Since August 31, 2009, and except as referred to in part (g), below, the activities, financial practices, and business operations of each of the Novant Managed Subsidiaries have been conducted in the Ordinary Course of Business, and no actions have been taken since that date which have materially impaired the Working Capital of either of the Novant Managed Subsidiaries.

(g) With respect to the Novant Managed Subsidiaries, there are no intercompany balances or intercompany accounts as of the Closing and the elimination of any previously existing intercompany balances or intercompany accounts has not resulted in a deterioration of the financial condition of the Novant Managed Subsidiaries or their respective financial statements.

7.5	Assets; Title.

Each Remaining Subsidiary holds good and marketable fee simple, or leasehold title or interest in the case of property held under lease, to the material assets, real, personal or mixed, tangible and intangible, shown on its Most Recent Balance Sheet, subject only to: (i) obligations created by the Contracts; (ii) those Encumbrances disclosed on Schedule 7.5; (iii) other Encumbrances (including easements, covenants, licenses and other restrictions) which shall not materially interfere with the operation of, materially and adversely affect the value of, or result in a Material Adverse Effect with respect to, the Remaining Subsidiaries or the Remaining Hospital Facilities; (iv) mechanics’ materialmen’s, and similar liens filed by third parties in the Ordinary Course of Business and not as a result of any payment delinquency, default or dispute; (v) liens for Taxes not yet due and payable or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings, (vi) liens securing rental payments under capital lease arrangements, and (vii) zoning, building codes, and other land use laws regulating the use or occupancy of the Remaining Hospital Facilities or the activities conducted thereon that are imposed by any Governmental Entity having jurisdiction over such

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property (collectively, “Permitted Encumbrances”). When the Company issued the Units (as defined in the LLC Agreement) to Foundation on or about March 31, 2008, the Company had the unrestricted right to cause the issuance of the Units to Foundation, and when issued the same were fully paid, non-assessable, and free and clear of any Encumbrances, except as may have existed pursuant to the LLC Agreement.

7.6	Governmental Authorizations.

Each of the Remaining Hospital Facilities is duly licensed in the state in which it operates. The Remaining Subsidiaries have all material Governmental Authorizations necessary to operate the Remaining Hospital Facilities as currently operated and all other material rights, privileges, franchises, certificates and applications relating to the operation of the Remaining Hospital Facilities, all of which are in good standing and, to HMA’s knowledge, not subject to meritorious challenge.

7.7	Medicare and Medicaid Participation; Accreditation.

Each of the Remaining Hospital Facilities is qualified for participation in the Medicare and Medicaid programs and has current and valid provider agreements with the Medicare and Medicaid programs. To HMA’s knowledge, and except as set forth on Schedule 7.7, each of the Remaining Hospital Facilities is in substantial compliance with the conditions of participation in the Medicare and Medicaid programs, and there are no investigations or failures of compliance (whether or not substantial) which might reasonably be expected to affect such Remaining Hospital Facility’s continuing participation in such programs after Closing. The general acute care hospitals included among the Remaining Hospital Facilities are currently accredited by the Joint Commission on Accreditation of Health Care Organizations.

7.8	Regulatory Compliance.

Each of the Remaining Hospital Facilities is, and for the previous three (3) years has been, in substantial compliance with all Laws of all Governmental Entities having jurisdiction over such Remaining Hospital Facility and the operations thereof, including all Laws relating to billing and all Laws of or administered by the Department, the Medicare and Medicaid programs (including their respective fiscal intermediaries) and TRICARE, and such Remaining Hospital Facility has filed on a timely basis all reports, data and other information required to be filed with such Governmental Entities.

7.9	Contracts.

Schedule 7.9 lists certain commitments, contracts, agreements, real estate leases, capital leases and operating leases, relating exclusively to the operation of the Remaining Hospital Facilities (collectively, the “Contracts”). To HMA’s knowledge, each of the Material Contracts is included on Schedule 7.9 and constitutes the valid and legally binding obligation of the applicable Remaining Subsidiary or Remaining Hospital Facility and is enforceable against such Remaining Subsidiary or Remaining Hospital Facility in accordance with its terms except as enforceability may be restricted, limited or delayed by applicable bankruptcy or other Laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity. Each of the Material Contracts constitutes the entire agreement of the respective parties thereto

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relating to the subject matter thereof. All obligations required to be performed under the terms of the Material Contracts by the applicable Remaining Subsidiary or Remaining Hospital Facility have, to HMA’s knowledge, been performed, no act or omission has occurred or failed to occur which, with the giving of notice, the lapse of time or both would constitute a default by the applicable Remaining Subsidiary or Remaining Hospital Facility, or any HMA Affiliate under any of the Material Contracts that would have a Material Adverse Effect on a Remaining Subsidiary or Remaining Hospital Facility.

7.10	Intellectual Property.

No Remaining Subsidiary, nor HMA, nor any HMA Affiliate has granted any outstanding licenses or other rights to any Intellectual Property in any way relating to the Remaining Hospital Facilities. No Remaining Subsidiary, nor HMA, nor any HMA Affiliate is liable, nor has it made any contract whereby it may become liable, to any Person for any future royalty or other compensation for the use of any Intellectual Property in any way relating to the Remaining Hospital Facilities. No Remaining Hospital Facility, nor HMA, nor any HMA Affiliate directly or indirectly owning a Remaining Hospital Facility has (a) materially infringed upon, misappropriated, or otherwise come into conflict with the Intellectual Property rights of third parties or (b) received any charge, complaint, claim, demand, or notice alleging the same. None of the rights of the Remaining Subsidiaries in, to or under any of their Intellectual Property will be materially adversely affected by consummation of the transactions contemplated hereby. No Remaining Subsidiary has received any notice or claim of infringement of any Intellectual Property of any other Person. Each Remaining Subsidiary owns or has the unencumbered right to use pursuant to a valid and enforceable license, sublicense, agreement, or permission all material Intellectual Property necessary for the operation of the Remaining Hospital Facility it operates as presently operated.

7.11	Insurance.

Each Remaining Subsidiary or its Affiliates maintains, and for the past three (3) years has maintained, insurance policies (or self-insurance as described below) covering the ownership and operations of the Remaining Hospital Facility it operates, and such insurance is comparable with that maintained by others in the industry. Schedule 7.11 sets forth a description of self-insurance arrangements. All of such policies, or similar replacement policies, are in full force and effect with no premium arrearages. With respect to self-insurance arrangements, the reserves set forth on the Financial Statements are adequate (and the reserves to be set forth in the books of each Remaining Subsidiary as of the Closing Date will be adequate and will have been prepared in accordance with GAAP) to cover all liabilities with respect to such self-insurance arrangements.

7.12	Employee Benefit Plans.

Except for those plans or arrangements set forth in Schedule 7.12, no Remaining Subsidiary maintains any pension, profit sharing, deferred compensation, bonus, retirement, severance, incentive or other employee health or welfare benefit plan, agreement or arrangement (each, a “Plan”). The form of all Plans is in compliance with the applicable terms of ERISA, the Code, and any other applicable laws, and such Plans have been operated in material compliance with such laws and the written Plan

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documents. All required contributions to, and premium payments on account of, each such Plan have been made on a timely basis. No Plan fiduciary nor any Plan has engaged in any transaction in violation of Section 406 of ERISA or any “prohibited transaction” (as defined in Section 4975(c)(1) of the Code) and there has been no “reportable event” (with respect to Section 4043 of ERISA) with respect to any Plan. No Remaining Subsidiary has ever contributed to, or had an obligation to contribute to, any multiemployer plan (within the meaning of section 3(37) of ERISA) or any plan subject to Title IV of ERISA. Each Remaining Subsidiary has at all times complied and currently complies in all material respects with the applicable continuation requirements for its welfare benefit plans, including COBRA and any applicable state statutes mandating health insurance continuation coverage for employees.

7.13	Employee Relations.

(a) All Persons employed at the Remaining Hospital Facilities are at-will employees of a Remaining Subsidiary; (b) there is no pending or, to HMA’s knowledge, threatened employee strike, picketing work stoppage or slowdown or labor dispute at the Remaining Hospital Facilities; (c) no collective bargaining agreement exists or other labor union contract or is being negotiated by a Remaining Subsidiary, and to the HMA’s knowledge, no employee employed at the Remaining Hospital Facilities is represented by a labor union; and (d) there are no pending or, to the HMA’s knowledge, threatened unfair labor practices claims, equal employment opportunity claims, human rights or civil rights complaints, wage and hour claims, unemployment compensation claims, workers’ compensation claims, federal or state OSHA citations or the like with respect to a Remaining Hospital Facility. Since December 31, 2008, no officer’s employment with a Remaining Subsidiary has been terminated for any reason nor has any such officer notified a Remaining Subsidiary or a Remaining Hospital Facility of his or her intention to resign or retire and, to HMA’s knowledge, no officers have such intentions. To HMA’s knowledge, no officer of a Remaining Subsidiary is bound by any contractual obligation that would prohibit his or her ability to continue to be employed by the Remaining Subsidiary following the Closing. None of the Remaining Subsidiaries are liable for any payment to any trust or other fund or to any governmental or administrative authority with respect to unemployment compensation benefits, Social Security, or other benefits for employees or former employees, except as arise in the Ordinary Course of Business. No Remaining Subsidiary has, within the three (3) years prior to the date of this Agreement, taken any action that alone or combined with any other action of such Remaining Subsidiary or the Remaining Hospital Facility which it operates during any ninety (90) day period, could reasonably be construed as a “plant closing” or “mass layoff” within the meaning of the WARN Act.

7.14	Litigation or Proceedings.

Except as would not have a Material Adverse Effect, or as set forth on Schedule 7.14, there are no claims, actions, arbitrations, suits or hearings, grievances, or proceedings pending or, to HMA’s knowledge, threatened and, to HMA’s knowledge, there are no investigations pending or threatened, against (a) a Remaining Subsidiary, or (b) a Remaining Hospital Facility, at law or in equity, either before or by any Governmental Entity. Without limiting the foregoing, there is no action, suit or

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proceeding, and to HMA’s knowledge, no inquiry or investigation by or before any Governmental Entity pending or threatened against a Remaining Subsidiary or a Remaining Hospital Facility which: (i) seeks to prohibit, restrain or enjoin the execution and delivery of this Agreement; (ii) questions the validity or enforceability of this Agreement; (iii) questions the power or authority of HMA or HMA LP to carry out the transactions contemplated by, or to perform its obligations under, this Agreement; or (iv) would result in any change which would limit the ability of HMA or HMA LP to perform any of its obligations hereunder.

7.15	Medical Staff Matters.

HMA has heretofore made available to Novant true, correct and complete copies of the bylaws and rules and regulations of the medical staffs of the Remaining Hospital Facilities. Except as heretofore disclosed to Novant to the extent permitted by Law and without waiving any privilege of confidentiality, there are no pending or, to HMA’s knowledge, threatened disputes with applicants, staff members, former staff members, or health professional affiliates of any Remaining Hospital Facility, and all appeal periods in respect of any medical staff member or applicant against whom an adverse action has been taken have expired.

7.16	Recent Events.

Except as set forth on Schedule 7.16, since December 31, 2008, the business of each of the Remaining Subsidiaries and the Remaining Hospital Facilities has been conducted in the Ordinary Course of Business and there has not been:

(a) any Material Adverse Effect;

(b) any material damage, destruction or loss (whether or not covered by insurance) adversely affecting the Remaining Hospital Facilities (as a whole) or any material portion of the Remaining Subsidiaries;

(c) any sale, assignment, transfer or disposition of any item of plant, property or equipment of a Remaining Hospital Facility having a value in excess of One Hundred Thousand Dollars ($100,000), except sales in the Ordinary Course of Business;

(d) any material change in any accounting principles or policies relating to or affecting a Remaining Hospital Facility;

(e) any material change in the conduct of the business of a Remaining Hospital Facility or a Remaining Subsidiary;

(f) any increase in the indebtedness with respect to a Remaining Subsidiary or Remaining Hospital Facility, other than such as may occur in the Ordinary Course of Business;

(g) any change or revocation of a material tax election or accounting method;

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(h) any declaration, commitment, or setting aside or payment of any dividend or other distribution with respect to any equity interests of the Company for a Remaining Subsidiary, or entered into or performed any other transaction with or for the benefit of HMA or HMA LP, except for distributions made pursuant to the terms and provisions of the LLC Agreement;

(i) any contract entered into by a Remaining Subsidiary to do any of the foregoing; or

(j) notice to the Company, the Remaining Subsidiaries, or the Remaining Hospital Facilities of an investigation or enforcement action by any Governmental Entity, or a lawsuit or other action to enforce compliance with or redress violations of any Law.

7.17	Environmental Matters.

To HMA’s knowledge, and except as set forth on Schedule 7.17: (a) the Remaining Subsidiaries have complied in all material respects with all Environmental Laws with respect to the Remaining Hospital Facility which such Remaining Subsidiary operates, and all Remaining Hospital Facilities are not in material violation of any Environmental Laws; (b) no Remaining Subsidiary has with respect to the Remaining Hospital Facility which it operates released any Hazardous Substances in a manner that has violated any Environmental Laws; (c) none of the following exists at any property or facility owned or operated by a Remaining Subsidiary and used in the operation of the Remaining Hospital Facilities: (i) any underground storage tanks, as defined in 42 U.S.C. §6991(10) but with no exclusions, or underground tanks used for heating oil, whether empty, filled or partially filled with any substance, or (ii) any unencapsulated asbestos or any material that contains any hydrated mineral silicate, including chrysolite, amosite, crocidolite, tremolite, anthophylite and/or actinolite, which would, in its present state, pose a danger to human health; (d) no Remaining Subsidiary has received with respect to the Remaining Hospital Facility which it operates any request for information, notice or order alleging that it may be a potentially responsible party under any Environmental Laws for the investigation or remediation of a release or threatened release of Hazardous Substances; and (e) there is no lien, notice, litigation or, to HMA’s knowledge, threat of litigation relating to an alleged unauthorized release of any Hazardous Substance on, about or beneath the property or facility owned or operated by a Remaining Hospital Facility, or the migration of any Hazardous Substance to or from property adjoining or in the vicinity of such property, or alleging any obligation under Environmental Laws. The applicable Remaining Subsidiary holds each material Governmental Authorization required under Environmental Laws in connection with the operation of the Remaining Hospital Facilities, all of which Governmental Authorizations are in good standing and, to HMA’s knowledge, not subject to meritorious challenge.

7.18	Taxes.

(a) Except as set forth on Schedule 7.18, the Company and each of the Remaining Subsidiaries have: (i) filed on a timely basis or extended all Returns required to be filed by it with respect to all federal, state and local income, payroll, withholding, excise, sales, use, ad valorem, real and personal property, use and occupancy, business and

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occupation, mercantile, real estate, capital stock and franchise or other taxes (all the foregoing, including penalties and interest thereon and estimated taxes, being collectively called “Taxes”); (ii) paid (and, if applicable, withheld) all Taxes shown to have become due pursuant to such Returns; and (iii) paid all other Taxes for which a notice of assessment or demand for payment has been received (other than Taxes that are being contested in good faith and in accordance with appropriate procedures). Neither the Company nor any Remaining Subsidiary has received any notice of any proposed assessments of Taxes against it, or of any proposed adjustments to any Returns filed by it.

(b) HMA has paid (i) all Taxes of the Distributed Subsidiaries and the Remaining Subsidiaries for all taxable periods ending on or before March 31, 2008; (ii) all Taxes of any Person imposed by contract or otherwise on a Distributed Subsidiary or a Remaining Subsidiary as a transferee or successor for all taxable periods ending on or before March 31, 2008; and (iii) all Taxes of the Distributed Subsidiaries and the Remaining Subsidiaries for the allocable portion of the Straddle Period. For the purpose of this Section, for any taxable period that included (but did not end on) March 31, 2008 (a “Straddle Period”), the amount of any Taxes of a Distributed Subsidiary or Remaining Subsidiary allocable to the portion of the Straddle Period ending on March 31, 2008 will be determined based upon: (i) a closing of the books as of March 31, 2008, if permitted by the Law applicable to any Tax, or (ii) if no closing of the books is permitted, the amount of the Tax for the entire taxable period shall be multiplied by a fraction, the numerator of which is the number of days from the beginning of the taxable period through March 31, 2008 and the denominator is the entire number of days in such Straddle Period.

7.19	Capitalization.

(a) All of the issued and outstanding units or equity interests of the Company and each of the Remaining Subsidiaries have been duly authorized, are validly issued, fully paid and non-assessable, and all of the issued and outstanding units of the Remaining Subsidiaries are held of record and beneficially owned by the Company, free and clear of any restrictions on transfer, other than any restrictions under the Securities Act and state securities laws or Permitted Encumbrances.

(b) Except as may exist pursuant to, or as described in, the Amended LLC Agreement, there are no pre-emptive rights, right of first refusal, or other similar rights with respect to any equity interest in any Remaining Subsidiaries or the Company, and no Encumbrances on the ownership, transfer or voting of any equity interest in either the Company or the Remaining Subsidiaries, or otherwise affecting the rights of any holder of the equity interest in the Company or the Remaining Subsidiaries. There is no contractual obligation or provision in the organizational documents of the Company or any of the Remaining Subsidiaries which obligates it to purchase, redeem or otherwise acquire, or make any payment (including any dividend or distribution) in respect of any equity interest in the Company or such Remaining Subsidiaries. Neither the Company nor any Remaining Subsidiary owns any equity interests in, and is not a party to any contractual obligation to purchase any equity interests in, any Person, and there is no contractual obligation of the Company or any of the Remaining Subsidiaries which obligates it to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Person. There are no existing rights with respect to registration under any Securities Act of any equity interest of the Company or Remaining Subsidiaries. There are no securities convertible into or exchangeable for equity interests in the Company or any of the Remaining Subsidiaries.

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7.20	Debt.

Except as set forth in the Company’s or the Remaining Subsidiary Financial Statements, the Company and the Remaining Subsidiaries have no indebtedness and no other liabilities other than liabilities for accounts payables (not consisting of loans) that have been incurred subsequent to August 31, 2009 in the Ordinary Course of Business.

7.21	Accounts Receivable.

All accounts and notes receivable reflected on the Remaining Subsidiary Financial Statements and all accounts and notes receivable arising subsequent to the date of the Remaining Subsidiary Financial Statements have arisen or will arise in the Ordinary Course of Business, represent or will represent valid, binding, and enforceable obligations to the Remaining Subsidiary.

7.22	Payor Participation.

All of the Remaining Subsidiaries (i) are certified for participation and reimbursement under Titles XVIII and XIX of the Social Security Act (the “Medicare and Medicaid Programs”) and the TRICARE Program (the Medicare and Medicaid Programs, the TRICARE Program and such other similar Federal, State or local reimbursement or governmental programs for which the Remaining Subsidiaries are eligible (including “Federal Health Care Programs” as defined in 42 U.S.C. §1320a-7b(f)), are referred to collectively as the “Governmental Programs”); (ii) currently participate in the Governmental Programs pursuant to provider agreements (the “Provider Agreements”) and receive payments from private, nongovernmental programs (including any private insurance program) (such private, nongovernmental programs are referred to collectively as “Private Programs”); (iii) are in good standing with the Governmental Programs and Private Programs; and (iv) have no outstanding overpayments or refunds due to Governmental Programs or Private Programs, individually in excess of Seventy-Five Thousand Dollars ($75,000), or in the aggregate in excess of Two Hundred Twenty-five Thousand Dollars ($225,000). The Remaining Subsidiaries have timely filed all claims and reports required to be filed prior to the date hereof with respect to the Governmental Programs and Private Programs, all fiscal intermediaries and/or carriers and other insurance carriers, and all such claims and reports are complete and accurate in all material respects. Schedule 7.22 sets forth a correct and complete list of all additional document requests made by Governmental Programs or Private Programs to which the Remaining Subsidiaries have not responded, and all denials of claims currently being appealed by the Remaining Subsidiaries. The Remaining Subsidiaries have paid or caused to be paid all known and undisputed refunds, overpayments, discounts, or adjustments that have become due pursuant to such claims and reports, have not claimed or received reimbursements from Governmental Programs or Private Programs in excess of amounts permitted by applicable Law, and are not subject to any rights of offset and, to HMA’s knowledge, have no liability under any Governmental Program or Private Program other than any refund, overpayment, discount, or adjustment that occurs in the

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Ordinary Course of Business. Except as disclosed in Schedule 7.22, since December 31, 2008, no Remaining Subsidiary has been audited, surveyed, or otherwise examined in connection with any Governmental Program or Private Program.

7.23	No Broker’s Fees.

Neither HMA nor any of its Affiliates has employed any investment banker, finder, broker, agent or other intermediary in connection with the negotiation or consummation of this Agreement or of any of the transactions contemplated hereby as to which Novant or any of its Affiliates may have any liability for broker’s, finder’s, financial advisory or similar fees.

7.24	Healthcare Matters.

(a) To HMA’s knowledge, no Remaining Subsidiary is in violation of the applicable requirements of the standards for Privacy or Security of Individually Identifiable Health Information, which were promulgated pursuant to the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and the implementing regulations thereunder.

(b) Except as set forth on Schedule 7.24, no Remaining Subsidiary, nor to HMA’s knowledge, any director, officer or employee of a Remaining Subsidiary or, to HMA’s knowledge, any other party (including, without limitation, any agent of a Remaining Subsidiary) to any contract with a Remaining Subsidiary who furnishes services or supplies that may be reimbursed in whole or in part under any Governmental Program:

(i) Has been convicted or charged with any violation of any Law related to any Governmental Program;

(ii) Has been convicted of, charged with, or investigated for any violation of Law related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, obstruction of an investigation, or controlled substances; or

(iii) Is excluded, suspended or debarred from participation, or is otherwise ineligible to participate, in any Governmental Program or has committed any violation of Law that is reasonably expected to serve as the basis for any such exclusion, suspension, debarment or other ineligibility.

7.25	Affiliate Transactions.

Schedule 7.25 lists all material intercompany transactions between the Remaining Subsidiaries and their Affiliates, or the Company and its Affiliates, entered into in the past twelve (12) months. Except as set forth on Schedule 7.25, no officer or director or Affiliate of the Company or a Remaining Subsidiary or, to HMA’s knowledge, any individual related by blood, marriage or adoption to any such individual or any entity in which any such Person or individual owns any material beneficial interest, is a party or has been a party within the prior three (3) years to any contractual obligation, commitment or transaction with the Company or the Remaining Subsidiaries or has any interest in any property used by the Company or the Remaining Subsidiaries.

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7.26	Disclosure.

Neither this Article VII, the Schedules attached hereto or any of the written statements, documents, certificates supplied to Novant or its Affiliates by or on behalf of the Company, or HMA or its Affiliates, in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein, in light of the circumstances in which they were made, not misleading in any material respect.

7.27	Disclaimer of Other Representations and Warranties.

Except as expressly set forth in this Article VII, neither HMA, HMA LP, nor any Affiliates of HMA or HMA LP make any representation or warranty, express or implied, at law or in equity, in respect of any of their assets, liabilities or operations, or the assets, liabilities or operations of any Remaining Subsidiary. Neither HMA or HMA LP, makes any representation or warranty about any due diligence materials provided to Novant or its Affiliates. Novant and Foundation hereby acknowledges and agrees that, except to the extent specifically set forth in this Article VII, no other representations or warranties are made regarding the Remaining Subsidiaries. Without limiting the foregoing, HMA, HMA LP, nor any Affiliates of HMA or HMA LP make any representation or warranty, express or implied, at law or in equity, in respect of any certificate of need application that has been filed by or on behalf of the HMA Managed Hospital Facility or the Novant Managed Hospital Facilities.

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES

OF NOVANT AND FOUNDATION

As of the date hereof, Novant and Foundation hereby jointly represent and warrant to HMA and HMA LP as follows:

8.1	Capacity and Authority.

Novant and Foundation are each non-profit corporations organized, validly existing and in good standing under the laws of the State of North Carolina. Novant and Foundation each has all requisite power and authority to enter into this Agreement and the other documents contemplated hereby, and to perform their respective obligations hereunder and thereunder. Novant’s and Foundation’s execution, delivery and performance of this Agreement and the other documents contemplated hereby, and the consummation by Novant and Foundation of the transactions contemplated hereby and thereby, are within Novant’s and Foundation’s powers respectively, and have been duly authorized by all appropriate action.

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8.2	Consents; Absence of Conflicts with Other Agreements, Etc.

Novant’s and Foundation’s execution, delivery and performance of this Agreement and the other documents contemplated hereby, and the consummation by Novant and Foundation of the transactions contemplated hereby and thereby: (a) do not require any approval or consent of, or declaration or filing with, any Governmental Entity, except for Governmental Authorizations expressly provided for by this Agreement or notices to and/or approvals of Governmental Entities regarding Certificate of Need or licensure matters; and (b) will not violate, conflict with or constitute on the part of Novant of Foundation a breach of or a default under their respective certificates of incorporation or bylaws, any existing Law or judgment of any Governmental Entity, or any agreement, arrangement, indenture, mortgage or lease to which Novant, Foundation or their respective Affiliates are subject.

8.3	Binding Agreements.

This Agreement and any other agreements or instruments to which Novant or Foundation will become a party pursuant hereto are and will constitute the valid and legally binding obligations of Novant or Foundation, as the case may be, and are and will be enforceable against Novant or Foundation, as applicable, in accordance with the respective terms hereof or thereof, except as enforceability may be restricted, limited or delayed by applicable bankruptcy or other Laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity.

8.4	Litigation and Proceedings.

There is no action, suit, proceeding, inquiry or investigation by or before any Governmental Entity pending or, to Novant’s or Foundation’s knowledge, threatened against Novant or Foundation which: (a) seeks to prohibit, restrain or enjoin the execution and delivery of this Agreement; (b) questions the validity or enforceability of this Agreement; (c) questions the power or authority of Novant or Foundation to carry out the transactions contemplated by, or to perform its obligations under, this Agreement; or (d) would result in any change which would limit the ability of Novant or Foundation to perform any of their respective obligations hereunder.

8.5	Regulatory Compliance.

Novant, Foundation and their respective Affiliates and their existing facilities and operations are in substantial compliance with all Laws of all Governmental Entities having jurisdiction over Novant, Foundation, their respective Affiliates, their respective facilities and the operation thereof, including all Laws relating to billing and all Laws of or administered by any state regulatory authorities, the Medicare and Medicaid programs (including their respective fiscal intermediaries) and TRICARE, and have filed on a timely basis all reports, data and other information required to be filed with such Governmental Entities.

8.6	Knowledge of Novant or Foundation; Non Reliance.

Neither Novant, Foundation nor any of their respective Affiliates has knowledge of any fact, condition or circumstance concerning HMA, HMA LP, the Novant Managed Subsidiaries or any of their Affiliates which constitutes a breach of any representation, warranty or covenant of HMA or HMA LP set forth in this Agreement, or any document, instrument or agreement delivered pursuant hereto or in connection herewith which is not properly disclosed herein, therein, or in the Schedules attached hereto. Novant and

45

Foundation each acknowledge that it is a sophisticated investor and has such knowledge and experience in financial and business matters as to be capable of evaluating independently the merits, risks and suitability of entering into this Agreement and the transactions contemplated hereby. Novant and Foundation are dealing with HMA and HMA LP on a professional arm’s-length basis and have expertise in assessing tax, legal, jurisdictional, regulatory and other risks associated with entering into this Agreement and the transactions contemplated hereby. Novant and Foundation further acknowledge that they have been, and will continue to be, solely responsible for making their own independent appraisal of and investigations into, and in connection with this Agreement, the transactions contemplated hereby, and the Novant Managed Subsidiaries, and has made such an independent appraisal of and investigation into, the financial condition, creditworthiness, affairs, status and nature of Novant Managed Subsidiaries and the Novant Managed Hospital Facilities and they have not relied, and will not hereafter rely, on HMA, HMA LP, the Novant Managed Subsidiaries or any Affiliate or representative of HMA, HMA LP, or the Novant Managed Subsidiaries or any other third party with respect to such matters or to update them with respect to such matters or to keep such matters under review on its behalf, except as expressly set forth in Article VII. Novant and Foundation agree that they are not relying on any financial data, statements, claims, projections, forecasts or other information other than as expressly set forth in Article VII in entering into this Agreement or consummating the transactions contemplated hereby.

8.7	No Broker’s Fees.

Neither Novant, Foundation, nor any of their Affiliates have employed any investment banker, finder, broker, agent or other intermediary in connection with the negotiation or consummation of this Agreement or of any of the transactions contemplated hereby as to which HMA, HMA LP or any of their Affiliates may have any liability for broker’s, finder’s, financial advisory or similar fees.

8.8	Disclosure.

Neither this Article VIII or any of the written statements, documents, certificates supplied to HMA or its Affiliates by or on behalf of Novant, Foundation or their Affiliates in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein, in light of the circumstances in which they were made, not misleading in any material respect.

ARTICLE IX

INDEMNIFICATION

9.1	Indemnification by HMA and HMA LP.

(a) From and after Closing to the extent provided by this Article IX, and except for matters as to which Novant or Foundation are obligated to indemnify HMA or HMA LP as provided by Section 9.2, HMA and HMA LP, for themselves and their respective successors and permitted assigns, hereby jointly and severally indemnify and hold harmless Novant, Foundation and their respective officers, directors, employees, agents and Affiliates (“Novant Indemnified Parties”) against any Losses suffered by the Novant Indemnified Parties, caused by, arising out of or resulting from:

(i) the breach of any representation or warranty of HMA or HMA LP contained in this Agreement;

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(ii) the breach or nonfulfillment of any agreement or covenant of HMA or HMA LP contained in this Agreement or any other agreement among the parties and their respective Affiliates;

(iii) the operations of the Transferred Physician Practices or the PPM Assets related to each Transferred Physician occurring (a) prior to the date on which the applicable Transferred Physician accepted employment with Foundation or an Affiliate of Foundation, and (b) during the period in which the applicable Transferred Physician was employed by HMA or an Affiliate of HMA ;

(iv) the operations of the Acquired Physician Practices or the Practice Assets related to each HMA Hired Physician occurring on or following the date on which the applicable HMA Hired Physician accepted employment with HMA or an Affiliate of HMA;

(v) the operations of the Distributed Subsidiaries occurring prior to Closing, and the operations of the Remaining Subsidiaries occurring during the period from March 31, 2008 through Closing (provided, however, that HMA and HMA LP shall have no obligation to indemnify any Novant Indemnified Party under this clause (v) or otherwise for any Losses related to the matter of Paul E. Enochs, M.D. vs. Louisburg H.M.A., Inc. and Louisburg H.M.A., LLC dba Franklin Regional Medical Center and Franklin Regional Medical Center, LLC, which is described on Schedule 7.14); or

(vi) the operations, obligations, or liabilities of the Distributed Subsidiaries occurring after Closing.

(b) Notwithstanding the foregoing, neither HMA or HMA LP will have any indemnification obligation to the extent arising under clause (a)(i) of the preceding paragraph unless and until the aggregate amount of all such Losses exceeds Two Hundred Fifty Thousand Dollars ($250,000) (the “Threshold Amount”) (after which time the entire amount of such Losses occurring hereunder will be indemnifiable), and provided that no claims for indemnification to the extent arising under clause (a)(i) of the preceding paragraph will be asserted (regardless of whether the Threshold Amount has been satisfied) unless the amount of any such claim exceeds Ten Thousand Dollars ($10,000). The Threshold Amount and the Ten Thousand Dollar ($10,000) minimum claim amount shall not apply with respect to any indemnification obligation arising under clause (a)(i) to the extent related to a breach of the representations set forth in Section 7.4(g). HMA and/or HMA LP’s liability for losses under Section 9.1(a)(ii) through (a)(vi) shall not be limited. HMA or HMA LP’s collective, aggregate liability for any Losses of the Novant Indemnified Parties under the provisions of Section 9.1(a)(i) shall not exceed (i) Thirty-Three Million Three Hundred Thousand Dollars ($33,300,000) with respect to claims for indemnification related to Gaffney HMA, LLC or Upstate Carolina Medical Center and its related operations (other than claims involving said parties or operations which are covered in clause (v) below, subject to the limitation set forth therein); (ii) Twenty-Seven Million

47

Nine Hundred Thousand Dollars ($27,900,000) with respect to claims for indemnification related to Louisburg H.M.A., LLC or Franklin Regional Medical Center and its related operations (other than claims involving said parties or operations which are covered in clause (v) below, subject to the limitation set forth therein); (iii) Fifty-Four Million Six Hundred Thousand Dollars ($54,600,000) with respect to claims for indemnification related to Mooresville Hospital Management Associates, LLC or Lake Norman Regional Medical Center, and its related operations (other than claims involving said parties or operations which are covered in clause (v) below, subject to the limitation set forth therein); (iv) One Hundred Fifty Million Dollars ($150,000,000) for indemnification claims related to the Company as a whole, or not otherwise specified in this Section 9.1(b); and (v) Three Hundred Million Dollars ($300,000,000) for indemnification claims arising under Sections 5.4, 7.22, 7.24 or 9.1(a)(ii) (other than breaches of Section 5.9).

9.2	Indemnification by Novant and Foundation.

(a) From and after Closing to the extent provided by this Article IX, and except for matters as to which HMA and HMA LP are obligated to indemnify the Novant Indemnified Parties as provided by Section 9.1, Novant and Foundation, for themselves and their successors and permitted assigns, hereby jointly and severally indemnify and hold harmless HMA, HMA LP and their respective officers, directors, managers, employees, agents and Affiliates (the “HMA Indemnified Parties”) against any Losses suffered by the HMA Indemnified Parties caused by, arising out of or resulting from:

(i) the breach of any representation or warranty of Novant or Foundation contained in this Agreement;

(ii) the breach or nonfulfillment of any agreement or covenant of Novant or Foundation contained in this Agreement or any other agreement among the parties and their respective Affiliates;

(iii) the operations of the Distributed Subsidiaries or Remaining Subsidiaries occurring during the period from March 31, 2008 through the date of Closing;

(iv) the operations of the Youngsville Hospital or the Youngsville Operations (as each such term is defined in the Amended LLC Agreement);

(v) the operations of the Transferred Physician Practices or the PPM Assets related to each Transferred Physician (as each such term is defined in the LLC Agreement) occurring during the period in which the applicable Transferred Physician is employed with Foundation or an Affiliate of Foundation; or

(vi) the operations of the Acquired Physician Practices or the Practice Assets related to each HMA Hired Physician occurring during the period of time the applicable HMA Hired Physician was employed by an Affiliate of Foundation.

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9.3	Indemnification Procedure.

(a) Any claim for indemnification with respect to any Loss arising out of the matters described in Section 9.1 or 9.2, must be asserted by the Novant Indemnified Parties or the HMA Indemnified Parties, as appropriate, within twenty-four (24) months after the date hereof or it will be barred; provided, however, that any claims for breach of any covenant or agreement made in this Agreement (including but not limited to Section 5.9 hereof) shall survive Closing and may be asserted at any time within one (1) year following the last date on which such covenant or agreement is to be performed hereunder or twenty-four (24) months after the date hereof, whichever is longer.

(b) As used in this Article IX, the term “Losses” does not include: (i) any amounts recovered from any surety, insurance carrier or third party obligor, nor the cost of maintaining any surety or insurance policies; or (ii) any cost or expense previously counted in determining Losses. The indemnified party agrees to submit in a timely manner to any applicable surety, insurance carrier or third party obligor all claims for indemnifiable Losses for which such entity may have liability. An indemnifying party shall be entitled to set off against any Losses any amount owed to it by indemnified party or its Affiliates.

(c) Any claim for indemnification by a Novant Indemnified Party that is based upon Losses relating to a Distributed Subsidiary or a Remaining Subsidiary arising out of or in connection with circumstances or events occurring during the period from March 31, 2008 through the date of Closing, to the extent not arising from a breach of the representations and warranties of HMA and HMA LP under Article VII hereof, will be reduced ratably to reflect the Novant Indemnified Party’s allocable share of such Losses which shall be equal to Foundation’s “Percentage Interest” (as defined in the LLC Agreement) in the Company as of the date of the circumstances or events which give rise to the indemnification claim. Any claim for indemnification by an HMA Indemnified Party that is based upon Losses relating to a Distributed Subsidiary or a Remaining Subsidiary arising out of or in connection with circumstances or events occurring during the period from March 31, 2008 through the date of Closing, to the extent not arising from a breach of the representations and warranties of Novant and Foundation under Article VIII hereof, will be reduced ratably to reflect the HMA Indemnified Party’s allocable share of such Losses which shall be equal to HMA L.P.’s “Percentage Interest” (as defined in the LLC Agreement) in the Company as of the date of the circumstances or events which give rise to the indemnification claim.

(d) As a condition precedent to a claim under this Article IX, an indemnified party will promptly give to an indemnifying party notice of any matter which the indemnified party has determined has given or could give rise to a right of indemnification under this Agreement, which notice will specify in reasonable detail the nature of the claim and the basis for indemnification. If a claim by a third party is made against an indemnified party, and if such indemnified party intends to seek indemnity with respect thereto, the indemnified party will promptly give the indemnifying party notice of such claim. The indemnifying party will have thirty (30) days after receipt of such notice to assume and control the defense of such third-party claim at its expense and through counsel of its choice reasonably satisfactory to the indemnified party. If the indemnifying

49

party elects not to defend against such third-party claim, then it will promptly so notify the indemnified party and, in such event (and even in the absence of such notice), the indemnified party will thereupon be entitled, at its option, to assume and control the defense of such claim at its expense and through counsel of its choice. If the indemnifying party exercises its right to undertake the defense against any such claim as herein provided, the indemnified party will cooperate with the indemnifying party in such defense and make available to the indemnifying party all pertinent records, materials and information in its possession or under its control relating thereto as is reasonably requested by the indemnifying party. No third-party claim which is being assumed and defended in good faith by the indemnifying party will be settled by the indemnified party without the consent of the indemnifying party.

(e) The indemnifying party will be subrogated to any and all defenses, claims and setoffs that the indemnified party asserted or could have asserted against the third party making a claim. The indemnified party will execute and deliver to the indemnifying party such documents as may be reasonably necessary to establish by way of subrogation the ability and right of the indemnifying party to assert such defenses, claims and setoffs.

9.4	Exclusive Remedy.

Except for fraud or intentional misrepresentation, and except for claims of equitable relief for alleged breaches of Section 5.2 or Section 5.9, the indemnification provisions in Article IX of this Agreement shall provide the sole and exclusive remedy of the HMA Indemnified Parties and the Novant Indemnified Parties with respect to any and all Losses of any kind or nature whatever incurred because of or resulting from or arising out of this Agreement or the transactions contemplated hereby.

ARTICLE X

CONDITIONS PRECEDENT TO

OBLIGATIONS OF HMA LP AND THE COMPANY

The obligations of HMA LP and the Company hereunder are, at the option of HMA LP and the Company, subject to the satisfaction, on or prior to the Closing Date, of the following conditions unless waived by HMA LP and the Company:

10.1	Representations, Warranties and Covenants.

The representations and warranties of Novant and Foundation contained in this Agreement that are qualified as to materiality will be true and correct, and those that are not so qualified will be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date, in each case except for representations and warranties that speak only as of a specific date, which will have been true and correct as of such date; and each and all of the terms, covenants and conditions of this Agreement to be complied with or performed by Foundation or Novant or any of their respective Affiliates on or before the Closing Date pursuant to the terms hereof will have been duly complied with and performed in all material respects.

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10.2	Governmental Authorizations; Consents.

HMA LP and the Company will have been provided documentation or other evidence reasonably satisfactory to them that HMA LP and the Company have received from all applicable Governmental Entities all Governmental Authorizations necessary to consummate all of the transactions contemplated hereby.

10.3	Actions and Proceedings.

No action or proceeding before any Governmental Entity will have been instituted and remain in effect seeking to restrain or prohibit the transactions contemplated hereby, and no Governmental Entity will have taken any other action or made any request of any of the parties or their respective agents, as a result of which HMA LP or the Company reasonably and in good faith deem it inadvisable to proceed with the transactions contemplated hereby.

10.4	Other Instruments and Documents.

Foundation, Novant and the Company will have delivered to HMA LP and the Company, as applicable, all of the instruments and documents required by Section 6.3 and Section 6.4.

ARTICLE XI

CONDITIONS PRECEDENT TO

OBLIGATIONS OF FOUNDATION AND NOVANT

The obligations of Foundation and Novant hereunder are, at the option of Foundation and Novant, subject to the satisfaction, on or prior to the Closing Date, of the following conditions unless waived by Foundation and Novant:

11.1	Representations, Warranties and Covenants.

The representations and warranties of HMA and HMA LP, and any representations and warranties of the Company, contained in this Agreement that are qualified as to materiality will be true and correct, and those that are not so qualified will be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date, in each case except for representations and warranties that speak only as of a specific date, which will have been true and correct as of such date; and each and all of the terms, covenants and conditions of this Agreement to be complied with or performed by HMA, HMA LP, and the Company or any of their Affiliates on or before the Closing Date pursuant to the terms hereof will have been duly complied with and performed in all material respects.

11.2	Governmental Authorizations; Consents.

Foundation and Novant will have been provided documentation or other evidence reasonably satisfactory to them that Foundation and Novant have received from all applicable Governmental Entities all Governmental Authorizations necessary to consummate all of the transactions contemplated hereby.

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11.3	Actions and Proceedings.

No action or proceeding before any Governmental Entity will have been instituted and remain in effect seeking to restrain or prohibit the transactions contemplated hereby, and no Governmental Entity will have taken any other action or made any request of any of the parties or their respective agents, as a result of which Foundation and Novant reasonably and in good faith deem it inadvisable to proceed with the transactions contemplated hereby.

11.4	Other Instruments and Documents.

HMA, HMA LP, and the Company will have delivered to Foundation and Novant, all of the instruments and documents required by Section 6.2 and Section 6.4.

ARTICLE XII

TERMINATION

12.1	Termination

This Agreement may be terminated at any time prior to Closing as follows:

(a) by the mutual consent of the parties; or

(b) by HMA LP, upon notice to Foundation, if (without any breach by HMA LP of its obligations hereunder) compliance with any condition set forth in Article X becomes impossible, and such failure of compliance is not waived by HMA LP; or

(c) by Foundation and Novant, upon notice to HMA LP, if (without any breach by Foundation or Novant of any of their respective obligations hereunder) compliance with any condition set forth in Article XI becomes impossible, and such failure of compliance is not waived by Foundation and Novant; or

(d) by HMA LP, upon notice to Foundation, if between the date hereof and the Closing Date there has occurred (or been discovered): (A) any event, condition or change in the operations of the HMA Managed Healthcare Facility or a Distributed Healthcare Facility, or in the financial condition, assets, liabilities (contingent or otherwise) or income of such Healthcare Facilities; or (B) any damage, destruction or loss, whether or not covered by insurance, that adversely impairs the use or value of the HMA Managed Healthcare Facility or a Distributed Healthcare Facility; that taken as a whole results in or is likely to result in a Material Adverse Effect; or

(e) by Foundation, upon notice to HMA LP, if between the date hereof and the Closing Date there has occurred (or been discovered): (A) any event, condition or change in the operations of either of the Novant Managed Hospital Facilities, or in the financial condition, assets, liabilities (contingent or otherwise) or income of such

52

Healthcare Facilities; or (B) any damage, destruction or loss, whether or not covered by insurance, that adversely impairs the use or value of either of the Novant Managed Hospital Facilities; that taken as a whole results in or is likely to result in a Material Adverse Effect; or

(f) by HMA LP or by Foundation, upon notice to the other, at any time after October 1, 2009 if Closing has not occurred by that date.

12.2	Effect of Termination.

In the event of any termination of this Agreement, as provided by Section 12.1, this Agreement will thereupon become void and of no effect, no party will have any liability to any other party arising out of such termination, and no party will have any further rights or obligations hereunder, except for the obligations of the parties contained in this Section 12.2 and in Sections 5.2 (Confidentiality), 13.1 (Public Disclosure), 13.2 (Costs of Transaction), 13.3 (Enforcement Expenses), 13.4 (Notices), 13.6 (Governing Law; Venue) and 13.14 (Entire Agreement; Amendment), and any related definitional provisions set forth in this Agreement, and except that nothing in this Section 12.2 will relieve any party from liability for any breach of this Agreement (other than breach of a representation or warranty contained herein) that arose prior to such termination. Without limiting the generality of the foregoing, in the event of any termination of this Agreement, as provided by Section 12.1, no party will have liability to any other party for any breach of a representation or warranty contained in this Agreement.

ARTICLE XIII

IN GENERAL

13.1	Public Disclosure.

Notwithstanding anything herein to the contrary, each of the parties agrees that, except as may be required to comply with the requirements of any Law, and the rules and regulations of each stock exchange upon which the securities of any of the parties (or its Affiliates) is listed, no press release or similar public announcement or communication will be made or caused to be made concerning the execution or performance of this Agreement unless specifically approved in advance by HMA and Novant.

13.2	Costs of Transaction.

Whether or not the transactions contemplated hereby are consummated and except as otherwise expressly provided herein, each party will bear the fees, expenses and disbursements of itself and its Affiliates, agents, representatives, accountants, qualified intermediaries, counsel and bankers incurred in connection with the subject matter hereof.

13.3	Enforcement Expenses.

In the event any party elects to incur legal expenses to enforce, defend or interpret any provision of this Agreement, as between it and any other party, the prevailing party will be entitled to recover from the other party such legal expenses, including reasonable attorneys’ fees, costs and necessary disbursements, in addition to any other relief to which such party may be entitled.

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13.4	Notices.

Any notice, demand or communication required, permitted or desired to be given hereunder will be in writing and will be deemed effectively given when personally delivered, when received by telegraphic or other electronic means (including telecopy and telex) or overnight courier, or five (5) days after being deposited in the United States mail, with postage prepaid thereon, by certified or registered mail, return receipt requested, addressed as follows:

If to Novant or Foundation:

Foundation Health Systems Corp.

2085 Frontis Plaza Boulevard

Winston-Salem, North Carolina 27103

Attention: President

Facsimile: 336-718-9860

with a copies to:

Novant Health, Inc.

2085 Frontis Plaza Boulevard

Winston-Salem, North Carolina 27013

Attention: Paul M. Wiles, President and Chief Executive Officer

and

Novant Health, Inc.

2085 Frontis Plaza Boulevard

Winston-Salem, North Carolina 27103

Attention: Lawrence U. McGee, Senior Vice President and General Counsel

Facsimile: 336-277-9440

if to HMA or HMA LP:

Health Management Associates, Inc.

5811 Pelican Bay Boulevard, Suite 500

Naples, Florida 34108-2710

Attention: Gary D. Newsome, President and Chief Executive Officer

Facsimile: (239) 597-5794

with a copy to:

Health Management Associates, Inc.

5811 Pelican Bay Boulevard, Suite 500

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Naples, Florida 34108-2710

Attention: Timothy R. Parry, Esq.

                  Senior Vice President and General Counsel

Facsimile: (239) 594-7368

or to such other address, and to the attention of such other Person or officer as any party may designate by notice given in like manner.

13.5	Schedules and Other Instruments.

Each Schedule, certificate provided hereunder, written disclosure required hereby or referenced herein is incorporated by reference into this Agreement and will be considered a part hereof as if set forth herein in full; provided, however, that information set forth on any Schedule, certification or written disclosure constitutes a representation and warranty of the party providing the same and not the mutual agreement of the parties as to the facts therein stated. Any fact disclosed in any Schedule shall be deemed to be disclosed with respect to all of the representations and warranties contained in this Agreement. HMA shall have the right to update the contents of any Schedule prior to Closing.

13.6	Governing Law.

This Agreement will be governed by and construed in accordance with the Laws of the State of North Carolina without regard to its conflicts of laws rules. Venue of any actions to enforce this Agreement shall be in the state and federal courts located in North Carolina.

13.7	Waiver of Jury Trial.

Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this agreement or the other Transaction Documents. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this agreement and the other Transaction Documents, as applicable, by, among other things, the mutual waivers and certifications in this Section.

13.8	Benefit; Assignment.

Subject to express provisions herein to the contrary, this Agreement will inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and permitted assigns, and the rights and obligations of the parties hereunder will survive the sale or other transfer of substantially all of the capital stock or assets of any party or a change in control of any party. No party may assign any of its rights or obligations under this Agreement without the express consent of each of the other parties.

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13.9	No Rights in Third Parties.

Nothing contained in this Agreement will be construed as giving rise to any right to enforce its provisions to any Person not a party to this Agreement under any legal theory.

13.10	Waivers and Consents.

Any waiver of any provision of this Agreement and any consent given hereunder must be in writing signed by the party sought to be bound. The waiver by any party of breach or violation of any provision of this Agreement will not operate as, or be construed to constitute, a waiver of any subsequent breach or violation of the same or any other provision hereof.

13.11	Severability.

In the event any provision of this Agreement is held to be invalid, illegal or unenforceable for any reason and in any respect, such invalidity, illegality or unenforceability will in no event affect, prejudice or disturb the validity of the remainder of this Agreement, which will be and remain in full force and effect, enforceable in accordance with its terms.

13.12	Inferences.

Inasmuch as this Agreement is the result of negotiations among sophisticated parties of equal bargaining power represented by counsel, no inference in favor of, or against, any party will be drawn from the fact that any portion of this Agreement has been drafted by or on behalf of such party.

13.13	Headings.

The Article and Section headings of this Agreement are for convenience of reference only and do not form a part hereof and do not in any way modify, interpret or construe the intention of the parties.

13.14	Entire Agreement; Amendment.

This Agreement supersedes all prior agreements and constitutes the entire agreement of whatsoever kind or nature existing among the parties representing the within subject matter prior to the date hereof, and no party will be entitled to benefits other than those specified herein or in instruments or documents executed contemporaneously herewith. The parties specifically acknowledge that in entering into and executing this Agreement, the parties rely solely upon the representations and agreements contained herein and no others. All prior representations or agreements, whether written or oral, are superseded unless and until made in writing and signed by the party sought to be charged therewith. This Agreement may be amended, and the terms hereof may be modified, only by a writing executed by each party hereto, and any matter referred to herein as mutually agreed to or designated by the parties must be evidenced by such a writing.

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13.15	Tax and Medicare Advice and Reliance.

Except as expressly provided in this Agreement, none of the parties (nor any of the parties’ respective counsel, accountants or other representatives) has made or is making any representations to any other party (or to any other party’s counsel, accountants or other representatives) concerning the consequences of the transactions contemplated hereby under applicable tax laws or under the laws governing the Medicare program. Each party has relied solely upon the tax and Medicare advice of its own employees or of representatives engaged by such party and not on any such advice provided by any other party hereto.

13.16	Counterparts.

This Agreement, and any document or instrument required or permitted hereunder, may be executed in counterparts (including by means of facsimile), each of which will be deemed an original and all of which together will constitute but one and the same instrument.

(Signatures appear on next page)

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers, all as of the date and year first written above.

CAROLINAS HOLDINGS, LLC

By:	/s/ Timothy R. Parry
Name:	Timothy R. Parry
Title:	Senior Vice President

HEALTH MANAGEMENT ASSOCIATES, INC.

By:	/s/ Timothy R. Parry
Name:	Timothy R. Parry
Title:	Senior Vice President

CAROLINAS JV HOLDINGS, L.P.

By:	/s/ Timothy R. Parry
Name:	Timothy R. Parry
Title:	Senior Vice President

FOUNDATION HEALTH SYSTEMS CORP.

By:	/s/ Gregory J. Beier
Name:	Gregory J. Beier
Title:	President

NOVANT HEALTH, INC.

By:	/s/ Dean Swindle
Name:	Dean Swindle
Title:	Executive Vice-President, President-Ambulatory Services, and Chief Financial Officer

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*** PORTIONS OF THE EXHIBITS AND SCHEDULES OR ENTIRE SCHEDULES

HAVE BEEN OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

INDEX OF EXHIBITS AND SCHEDULES

Exhibits

Exhibit A	Form of Amended LLC Agreement***

Exhibit B	Form of Novant Management Agreement***

Exhibit C	Form of HMA Management Agreement***

Exhibit D	Form of Amended Clinical Affiliation Agreement

Exhibit E	Form of New Clinical Affiliation Agreement

Exhibit F	Form of Transition Services Agreement***

Schedules

Schedule 1.1	Intercompany Balances or Accounts

Schedule 2.4	Management Compensation

Schedule 5.1(a)	Mobile Services***

Schedule 5.7(a)	Novant Physicians***

Schedule 7.4(a)	Subsidiary Financial Statements***

Schedule 7.4(c)	Accounts Receivable***

Schedule 7.4(d)(i)	April 30, 2009 Balance Sheet of Novant Managed Subsidiaries***

Schedule 7.4(d)(ii)	Events Occurring Between April 30, 2009 and July 31, 2009

Schedule 7.5	Permitted Encumbrances

Schedule 7.7	Medicare and Medicaid Participation

Schedule 7.9	Contracts

Schedule 7.11	Insurance

Schedule 7.12	Employee Benefit Plans

Schedule 7.14	Litigation

Schedule 7.16	Recent Events

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Schedule 7.17	Environmental

Schedule 7.18	Taxes

Schedule 7.22	Payor Participation

Schedule 7.24	Healthcare Matters

Schedule 7.25	Affiliate Transactions

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Exhibit A

*** TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

FORM OF AMENDED LLC

AGREEMENT

OF

CAROLINAS HOLDINGS, LLC

Dated as of October 1, 2009

2

3

SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY

AGREEMENT

OF

CAROLINAS HOLDINGS, LLC

This SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) of Carolinas Holdings, LLC, a Delaware limited liability company (the “Company”), is made effective as of October 1, 2009 (the “Effective Date”), by and among Carolinas JV Holdings, L.P., a Delaware limited partnership (“HMA L.P.”), Health Management Associates, Inc., a Delaware corporation (“HMA”), Novant Health, Inc., a North Carolina not-for-profit corporation (“Novant”) and Foundation Health Systems Corp., a North Carolina non-profit corporation which is exempt from federal income tax as an organization described in Section 501(c)(3) of the Code (“Foundation”).

WHEREAS, the Company was formed under and pursuant to the Act by the filing of a Certificate of Formation with the Delaware Secretary of State on March 19, 2008; and

WHEREAS, on March 31, 2008, Foundation, Novant, HMA L.P., HMA and Hospital Management Associates, Inc. entered into that certain Amended and Restated Limited Liability Company Agreement of the Company (the “First Amended and Restated LLC Agreement”) setting forth their respective rights in the Company; and

WHEREAS, Foundation, Novant, HMA L.P. and HMA have entered into that certain Restructuring Agreement, dated as of September 30, 2009, under which the Members have agreed to take certain actions to restructure the assets, operations, governance and relative ownership of the Company and to restructure the relative economic interests in its Subsidiaries (the “Restructuring Agreement”); and

WHEREAS, the Members desire to enter into this Agreement to set forth their respective rights in the Company and its Subsidiaries as they have been amended by the parties, and thereby amend and restate the First Amended and Restated LLC Agreement of the Company, which shall be superseded and replaced in its entirety by this Agreement; and

WHEREAS, the parties hereto desire that this Agreement govern the affairs of the Company and its business.

NOW, THEREFORE, in consideration of the promises and mutual covenants, terms and conditions contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions.

In this Agreement, the following terms have the meanings set forth below, and all terms used in this Agreement that are not defined in this Article I shall have the meanings given such terms elsewhere in this Agreement:

(a) “Acquiring Member” shall have the meaning provided in Section 9.5(b).

(b) “Act” means the Delaware Limited Liability Company Act, as amended and as in effect from time to time.

(c) “Adjusted Capital Account Deficit” means with respect to any Member, the deficit balance, if any, in such Member’s Capital Account as of the end of the relevant Tax Year, after giving effect to the following adjustments: (i) credit to such Capital Account any amounts which such Member is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (ii) debit to such Capital Account the items described in sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. This definition of Adjusted Capital Account Deficit is intended to comply with provisions of section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

(d) “Affiliate” means, with respect to any Person, any Persons directly or indirectly controlling, controlled by, or under common control with, such other Person at any time during the period for which the determination of affiliation is being made. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

(e) “Agreement” shall have the meaning given it in the preamble.

(f) “Alternate Assets” shall have the meaning given it in Section 9.9(f).

(g) “Assigned Economic Interest” shall have the meaning provided in Section 5.4(b).

(h) “Assignment Notice” shall have the meaning provided in Section 5.4(b).

(i) “Board of Managers” means the Board of Managers of the Company, consisting of the Managers appointed by the Members pursuant to Section 6.4.

(j) “Breach Notice” shall have the meaning provided in Section 6.13(a).

(k) “Call Right Notice” shall have the meaning provided in Section 9.6.

(l) “Capital Account” of a Member as of any date means the Capital Contributions to the Company by such Member, as adjusted pursuant to this Agreement through such date.

(m) “Capital Contribution” means any contribution by a Member to the capital of the Company in cash or property or other obligation to contribute cash or property.

(n) “Cash Flow from Operations”, with respect to each Subsidiary, means the net cash provided by operating activities of such Subsidiary, as applicable, as shown on a statement of cash flows for the referenced period, prepared in accordance with GAAP.

(o) “Certificate of Formation” means the Certificate of Formation of the Company filed with the Delaware Secretary of State on March 19, 2008, as it may from time to time be further amended.

(p) “Change in Law” means a statutory change, regulatory change, or judicial or regulatory interpretation implicating the Charity Policy.

(q) “Change of Control” means, with respect to HMA, HMA L.P., or any other party in the direct chain of ownership between HMA and the Company (HMA, HMA L.P., or any of the parties in the aforesaid chain of ownership being referred to as the “Participant”), the occurrence of any of the following: (i) any consolidation or merger of the Participant with or into any other entity or Person, or any other reorganization, in which the equity holders of the Participant or Affiliates of said equity holders immediately prior to such consolidation, merger or reorganization, retain or receive on account of their securities of the Participant less than fifty percent (50.0%) of the surviving entity’s voting power immediately after such consolidation, merger or reorganization; (ii) any transaction or series of related transactions in which in excess of fifty percent (50.0%) of the Participant’s voting power is acquired by a Person or a group of Persons that are not Affiliates of the Participant immediately prior to such acquisition; (iii) the granting to any Person, other than an Affiliate of the Participants, for monetary consideration or otherwise, of the right to solely appoint or have sole approval of the selection or election in excess of fifty percent (50.0%) of the Participant’s voting power; (iv) a sale or other disposition of all or substantially all of the assets of the Participant, or more than fifty percent (50.0%) of the operating assets of the Participant, to an entity that is not an Affiliate of the Participant immediately prior to the sale or other disposition; (v) the approval of the governing body of the Participant of a plan of complete or substantial liquidation of the Participant; or (vi) the entry into a management contract or agreement with a third party that is not an Affiliate of the Participant providing for joint operation or the operation by such third party of all or substantially all of the Participant’s assets. However, a management led leveraged buy-out transaction encompassed by clause (i) or clause (ii) of the preceding sentence will not constitute a Change of Control if substantially all of HMA’s “Current” (meaning as of the date hereof) senior executive management team is retained in executive management positions by the surviving entity or the acquiring Person(s) for a period of at least eighteen (18) months following the consummation of the transaction that would otherwise constitute a Change of Control. Substantially all of HMA’s senior executive management team will be deemed to have been retained if, immediately following the consummation of a transaction involving HMA that would otherwise constitute a Change of Control, HMA’s Current Chief Executive Officer and at least two of HMA’s Current Chief Financial Officer, Current Chief Administrative Officer, or Current General Counsel are retained in executive management positions by the surviving entity or the acquiring Person(s).

(r) “Charity Policy” means the charity care policy which is referenced in the definition of Community Benefit Standard, as the same may be revised from time to time as provided herein. The Charity Policy shall apply to the Company and each of the Subsidiaries.

(s) “Class A Distribution Measuring Period” has the meaning given in Section 5.1(e).

(t) “Class A Sub Redemption Notice” shall have the meaning provided in Section 9.7.

(u) “Class A Subsidiary” means Gaffney or Louisburg and “Class A Subsidiaries” means both Class A Subsidiaries.

(v) “Class A Subsidiary Management Agreement” means the Management Agreement executed on the date hereof between the Class A Subsidiaries, the Subsidiary Manager of the Class A Subsidiaries, the Company, and HMA L.P.

(w) “Class A Sub Units” means, at any time, the then current issued and outstanding ownership interests of any nature in the Class A Subsidiaries, regardless of whether certificated.

(x) “Class A Sub Unit Transfer” shall have the meaning provided in Section 9.9(a).

(y) “Class B Change of Control Notice” shall have the meaning provided in Section 9.3(c)(ii).

(z) “Class B Distribution Measuring Period” has the meaning given in Section 5.1(f).

(aa) “Class B Permitted Assignee” shall mean (i) individuals who are physicians, doctors of osteopathic medicine, physician assistants, nurse practitioners, certified registered nurse anesthetists and any other health care professional who provide services at the Class B Subsidiary, (ii) any entity (not including any operator of a general acute care hospital, any owner of a majority equity interest in a general acute care hospital, any party directly or indirectly controlling a general acute care hospital, or Affiliates thereof) of which at least a majority of the outstanding equity interests are owned entirely by individuals described in clause (i) and of which none of the outstanding equity interests are owned by any operator of general acute care hospital, any owner of a majority equity interest in a general acute care hospital, any party directly or indirectly controlling a general acute care hospital, or Affiliates thereof, (iii) Affiliates of HMA L.P., and (iv) any other Person approved by Foundation to be a Class B Permitted Assignee hereunder.

(bb) “Class B Subsidiary” means Mooresville Hospital Management Associates, LLC, a North Carolina limited liability company.

(cc) “Class B Subsidiary Call Right Notice” shall have the meaning provided in Section 6.15.

(dd) “Class B Subsidiary Management Agreement” means the Management Agreement executed on the date hereof between the Class B Subsidiary, the Subsidiary Manager of the Class B Subsidiary, the Company, and Foundation.

(ee) “Class B Subsidiary Repurchase Triggering Notice” shall have the meaning provided in Section 2.12(a).

(ff) “Class B Sub Units” means, at any time, the then current issued and outstanding ownership interests of any nature in the Class B Subsidiary, regardless of whether certificated.

(gg) “Class B Sub Unit Transaction” shall have the meaning provided in Section 9.10.

(hh) “Clinical Affiliation Agreement” means the Amended and Restated Clinical Affiliation Agreement between the Company and Novant, of even date herewith.

(ii) “Code” means the Internal Revenue Code of 1986, as amended and as in effect from time to time.

(jj) “Community Benefit Activities” shall mean the Community Benefit Standard activities that are conducted by the Company and each of the Subsidiaries.

(kk) “Community Benefit Standard” a standard pursuant to which the Company, its Subsidiaries, and its assets are operated in furtherance of Foundation’s charitable purposes, and pursuant to which:

1.	The Company adopts and implements, and causes each Subsidiary to adopt and implement, the charity care policy which is attached hereto as Exhibit III (the “Charity Policy”). The Charity Policy shall be subject to change in accordance with Section 6.2(c), 6.2(d), and 6.2(e) hereof;

2.	Each Subsidiary becomes and remains certified by the U.S. Department of Health and Human Services to provide services to all beneficiaries of Medicare, Medicaid, and other government payment programs, and provides services in a nondiscriminatory manner to such beneficiaries;

3.	Each Subsidiary operates a full-time emergency room which is open to and accepts all persons, regardless of their ability to pay;

4.	Each Subsidiary maintains an open medical staff, subject to exclusive contracts for hospital-based services such as anesthesiology, radiology, pathology, hospitalist, and emergency department services, to the extent an exclusive contract for those services is required to obtain proper staffing coverage or to permit a more efficient delivery of those services within the Subsidiary’s hospital facility;

5.	Each Subsidiary provides public health programs of educational benefit to the communities it serves;

6.	Each Subsidiary generally promotes the health, wellness, and welfare of the communities it serves by providing quality healthcare services at reasonable cost;

7.	The Company and each Subsidiary adopts and applies the Conflict of Interest Policy set forth in Exhibit IV to this Agreement; and

8.	The Company and each Subsidiary adopts the Catastrophic Discount Policy set forth in Exhibit V to this Agreement.

(ll) “Community Benefit Threshold” shall mean an annual level of expenditures in furtherance of the Community Benefit Standard incurred by the Class B Subsidiary. The parties acknowledge and agree that ***. The expenditures to be counted in determining if the Community Benefit Threshold has been met or has been exceeded shall be the costs, expenditures, or items listed on Exhibit VI attached hereto, and the Community Benefit Threshold shall be quantified and calculated as set forth on Exhibit VI. The parties acknowledge that the numbers shown on Exhibit VI are examples only.

(mm) “Company” shall have the meaning given it in the preamble.

(nn) “Company Funding Amount” shall have the meaning provided in Section 5.1(b).

(oo) “Company Minimum Gain” has the meaning of “partnership minimum gain” set forth in Sections 1.704-2(b)(2) and 1.704-2(d) of the Regulations.

(pp) “Company Property” means all real and personal property owned by the Company and any improvements thereto, and shall include both tangible and intangible property.

(qq) “Conflict of Interest Policy” means the Conflict of Interest Policy attached hereto as Exhibit IV.

(rr) “Contribution Agreement” means that certain Contribution Agreement, dated as of March 31, 2008, between Foundation, HMA L.P., HMA, Novant and the Company, pursuant to which Foundation contributed cash to the Company in exchange for its Membership Interest in the Company.

(ss) “Credit Agreement” shall have the meaning provided in Section 9.3(b)(vi).

(tt) “Cure Period” shall have the meaning provided in Section 6.13(a).

(uu) “Defaulting Member” shall have the meaning provided in Section 3.2(d).

(vv) “Defaulting Class A Member” shall have the meaning provided in Section 3.2(e).

(ww) “Defaulting Class B Member” shall have the meaning provided in Section 3.2(f).

(xx) “Disposing Member” shall have the meaning provided in Section 9.5(b).

(yy) “Disposition Event” shall have the meaning provided in Section 9.5(b).

(zz) “Distribution Adjustment” means, with respect to each Subsidiary for a referenced period, the sum of (i) the amount of capital expenditures of such Subsidiary during the referenced period, not to exceed seventy-five percent (75.0%) of Cash Flow from Operations for such referenced period plus (ii) the principal payments on any indebtedness of such Subsidiary during such referenced period, whether related to capital or operating expenditures of such Subsidiary.

(aaa) “EBITDA” means earnings before interest, taxes, depreciation and amortization.

(bbb) “Economic Interest Assignee” shall have the meaning provided in Section 5.4(b).

(ccc) “Economic Interest Assignor” shall have the meaning provided in Section 5.4(b).

(ddd) “Effective Date” shall have the meaning given it in the preamble.

(eee) “Encumbrance” means any lien (including a lien of any mortgage or deed of trust, mechanic’s or materialmen’s lien and judgment lien), charge, pledge, encumbrance, security interest, option, judgment or any other restriction or third party right of any kind.

(fff) “Excess UBTI” shall have the meaning provided in Section 2.12(d).

(ggg) “Fair Market Value” shall have the meaning provided in Section 9.8(a).

(hhh) “First Amended and Restated LLC Agreement” shall have the meaning provided in the recitals.

(iii) “First Refusal Purchase Price” shall have the meaning provided in Section 9.5(a).

(jjj) “Foundation” shall have the meaning given it in the preamble.

(kkk) “Foundation Class A Contractual Interest” shall mean (i) Foundation’s Class A Economic Interest as set forth in Sections 5.1(b)(i) and 5.1(c) hereof; (ii) Foundation’s right to receive a distribution of ninety-nine percent (99%) of the Class A Sub Units and to purchase the remaining one percent (1%) of the same at specified times, as set forth herein, and (iii) Foundation’s other contractual rights relating to the Class A Subsidiaries as set forth herein, including, without limitation, the rights described in Section 6.1(e). Changes to the Percentage Interests, as defined herein, shall not result in a change to the Foundation Class A Contractual Interest unless Foundation gives its prior written approval to a separate written amendment describing the changes to its Class A Contractual Interest.

(lll) “Foundation Class A Economic Interest” shall have the meaning provided in Section 5.1(b)(i) and Section 5.1(c).

(mmm) “Foundation Class B Economic Interest” shall have the meaning provided in Section 5.1(b)(ii).

(nnn) “Foundation Entities” means Foundation and each Affiliate of Foundation that owns a Membership Interest at the time in question.

(ooo) “Foundation Manager” shall have the meaning provided in Section 6.4.

(ppp) “Foundation Option Period” shall have the meaning provided in Section 2.7(c)(iii).

(qqq) “Foundation Percentage Interest” means, unless otherwise agreed by the mutual consent of the Members, fifty percent (50.0%).

(rrr) “Foundation Permitted Transferee” shall have the meaning provided in Section 9.3(a).

(sss) “Foundation Regulatory Purchase Notice” shall have the meaning provided in Section 2.12(b)(ii).

(ttt) “Foundation Unwind Purchase Notice” shall have the meaning provided in Section 2.7(c)(iii).

(uuu) “Free Cash Flow”, when used with respect to a Subsidiary, means Cash Flow from Operations for a referenced period less the Distribution Adjustment, plus the net proceeds from disposition(s) of Subsidiary assets. “Free Cash Flow,” when used with respect to the Company, means the Free Cash Flow of its Subsidiaries, plus the net proceeds from disposition(s) of the Company’s interest in a Subsidiary.

(vvv) “GAAP” means, at any time, generally accepted United States accounting principles, methods and practices then set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, and statements and pronouncements of the Financial Accounting Standards Board, the Securities and Exchange Commission or of such other party as may be approved by a significant segment of the U.S. accounting profession, in each case as of the date or period at issue and as applied on a consistent basis.

(www) “Gaffney” means Gaffney H.M.A., LLC, a South Carolina limited liability company.

(xxx) “Governmental Authorizations” means all licenses, permits, certificates, no objection letters, clearances, certificates of need, and other authorizations, consents and approvals of any Governmental Entity which are required to consummate a contemplated action.

(yyy) “Governmental Entity” means any local, state or federal government or political subdivision thereof, including each of their respective branches, departments, agencies, taxing authorities, commissions, boards, bureaus, courts, instrumentalities or other subdivisions.

(zzz) “HMA” shall have the meaning given it in the preamble.

(aaaa) “HMA L.P.” shall have the meaning given it in the preamble.

(bbbb) “HMA Class A Economic Interest” shall have the meaning provided in Section 5.1(b)(i) and 5.1(c).

(cccc) “HMA Class B Economic Interest” shall have the meaning provided in Section 5.1(b)(ii).

(dddd) “HMA Entities” means HMA L.P. and each Affiliate of HMA L.P. that owns a Membership Interest at the time in question.

(eeee) “HMA L.P. Percentage Interest” means, unless otherwise agreed by the mutual consent of the Members, fifty percent (50.0%).

(ffff) “HMA L.P. Option Period” have the meaning provided in Section 2.7(c)(iii).

(gggg) “HMA Manager” shall have the meaning provided in Section 6.4.

(hhhh) “HMA Partnership Interest” shall have the meaning provided in Section 9.1.

(iiii) “HMA Permitted Transferee” shall have the meaning provided in Section 9.3(b).

(jjjj) “HMA Regulatory Purchase Notice” shall have the meaning provided in Section 2.12 (b)(i).

(kkkk) “HMA Unwind Purchase Notice” shall have the meaning provided in Section 2.7(c)(iii).

(llll) “Initial Notice Period” shall have the meaning provided in Section 2.12(b)(i).

(mmmm) “Initial Term” shall have the meaning provided in Section 2.7(a).

(nnnn) “Louisburg” means Louisburg H.M.A., LLC, a North Carolina limited liability company.

(oooo) “Louisburg Operations” shall have the meaning provided in Section 5.1(c)(i).

(pppp) “Louisburg Repurchase Triggering Notice” shall have the meaning provided in Section 9.5(f).

(qqqq) “Louisburg Units” shall have the meaning provided in Section 9.5(f).

(rrrr) “Manager” means a Person appointed to the Board of Managers by a Member pursuant to Section 6.4.

(ssss) “March 17 Letter” shall have the meaning provided in Section 9.5(f).

(tttt) “Measuring Date” shall have the meaning provided in Section 6.2(e).

(uuuu) “Member” means each Person who executes a counterpart of this Agreement as a Member and each Person who hereafter becomes a Member pursuant to this Agreement.

(vvvv) “Member Nonrecourse Debt” has the meaning of “partner nonrecourse debt” set forth in section 1.704-2(b)(4) of the Regulations.

(wwww) “Member Nonrecourse Debt Minimum Gain” means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a nonrecourse liability, determined in accordance with section 1.704-2(i)(3) of the Regulations.

(xxxx) “Member Acquiring Membership Interest” shall have the meaning provided in Section 9.5(a).

(yyyy) “Member Transferring Membership Interest” shall have the meaning provided in Section 9.5(a).

(zzzz) “Membership Interest” means the entire interest of a Member in the Company as described in this Agreement.

(aaaaa) “Mooresville UBTI” shall mean income of the Company derived from the operations of the Class B Subsidiary that is subject to federal income tax as unrelated business taxable income when allocated to Foundation.

(bbbbb) “Mooresville UBTI Threshold” means Mooresville UBTI in an amount of up to five percent (5.0%) of the income derived from the operations of the Class B Subsidiary, if all of the income derived from the operations of the Class B Subsidiary had been allocated to Foundation.

(ccccc) “Net Losses” means the losses and deductions of the Company or any Subsidiary determined in accordance with the Company’s tax reporting method consistently applied from year to year employed under the method of accounting adopted by the Company and as reported separately or in the aggregate, as appropriate, on the tax return of the Company filed for federal income tax purposes.

(ddddd) “Net Profits” means the taxable income and gains of the Company or any Subsidiary determined in accordance with the Company’s tax reporting method consistently applied from year to year employed under the method of accounting adopted by the Company and as reported separately or in the aggregate, as appropriate, on the tax return of the Company filed for federal income tax purposes.

(eeeee) “Nondefaulting Member” shall have the meaning provided in Section 3.2(d).

(fffff) “Nondefaulting Class A Member” shall have the meaning provided in Section 3.2(e).

(ggggg) “Nondefaulting Class B Member” shall have the meaning provided in Section 3.2(f).

(hhhhh) “Nonrecourse Deductions” has the meaning set forth in section 1.704-2(b)(1) of the Regulations.

(iiiii) “Novant” shall have the meaning given it in the preamble.

(jjjjj) “Offering Notice” shall have the meaning provided in Section 9.5(a).

(kkkkk) “Opinion” shall have the meaning provided in Section 2.12(c).

(lllll) “Participant” shall have the meaning provided in Section 1.1(q).

(mmmmm) “Percentage Interest” means, with respect to the HMA Entities, the HMA L.P. Percentage Interest, and with respect to the Foundation Entities, the Foundation Percentage Interest.

(nnnnn) “Person” means any individual, corporation, limited liability company, partnership, trust, unincorporated association or other entity.

(ooooo) “Presbyterian Huntersville” means Presbyterian Hospital Huntersville, located at 10030 Gilead Road, Huntersville, North Carolina.

(ppppp) “Purchasing Party” shall have the meaning provided in Section 9.10.

(qqqqq) “Qualified Appraiser” means a nationally recognized firm with extensive and referenceable experience providing fair market valuations of hospitals and health systems, which firm has demonstrable experience providing financial advisory services in the sale of hospitals and health systems and knowledge of current market conditions.

(rrrrr) “Regulations” means all temporary and final income tax regulations promulgated under the Code.

(sssss) “Regulatory Allocations” shall have the meaning provided in Section 4.3.

(ttttt) “Renewal Term” shall have the meaning provided in Section 2.7(b).

(uuuuu) “Remaining Assets” shall have the meaning provided in Section 10.3.

(vvvvv) “Repurchase Measuring Period” shall have the meaning provided in Section 5.1(d).

(wwwww) “Restricted Period” shall mean the period commencing on the date hereof and ending on the sixth anniversary of the date hereof.

(xxxxx) “Restructuring Agreement” shall have the meaning provided in the recitals.

(yyyyy) “Restructuring True-Up Period” shall have the meaning provided in Section 5.1(a).

(zzzzz) “Rules” shall have the meaning provided in Section 9.8(b).

(aaaaaa) “Selling Party” shall have the meaning provided in Section 9.10.

(bbbbbb) “Service” shall have the meaning provided in Section 6.13(b).

(cccccc) “Subsequent Notice Period” shall have the meaning provided in Section 2.12(b)(ii).

(dddddd) “Subsidiary” or “Subsidiaries” means, with respect to the Company, any Person at least a majority of the outstanding voting capital stock or other equity interests of which is owned, directly or indirectly, by the Company or by one or more of its Subsidiaries. The Company’s current Subsidiaries are set forth on Exhibit I attached hereto, which Exhibit may be amended from time to time by the Board of Managers.

(eeeeee) “Subsidiary Manager” means, in the case of the Class A Subsidiaries, Foundation, or another Affiliate of Novant named by Novant, and in the case of the Class B Subsidiary means Hospital Management Associates, Inc. or another Affiliate of HMA L.P. named by HMA L.P.

(ffffff) “Tax Year” means the taxable year of the Company selected for federal income tax purposes.

(gggggg) “Transfer” means any direct or indirect sale, transfer, gift, assignment, pledge, grant of a security interest in or other Encumbrance upon, or other disposition, outright, in trust or as collateral, by operation of law or otherwise.

(hhhhhh) “Transfer Agreement” shall have the meaning provided in Section 9.9(a).

(iiiiii) “Triggering Termination of Employment” shall have the meaning provided in Section 9.3(c).

(jjjjjj) “Youngsville Deed” shall have the meaning provided in Section 9.9(a).

(kkkkkk) “Youngsville Hospital” shall have the meaning provided in Section 5.1(c).

(llllll) “Youngsville Operations” shall have the meaning provided in Section 5.1(c)(i).

(mmmmmm) “Youngsville Property” means that certain parcel of real property located in Youngsville, North Carolina, which is owned by Louisburg and is more particularly described on Exhibit II.

Section 1.2 Interpretation.

Unless the context shall require otherwise:

(a) words importing the singular number or plural number shall include the plural number and singular number respectively;

(b) words importing the masculine gender shall include the feminine and neuter genders and vice versa;

(c) references to “Articles” and “Sections” are to the Articles or Sections of this Agreement;

(d) the words “herein,” “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement;

(e) references to a “party” mean a party to this Agreement and include references to such party’s successors and permitted assigns;

(f) references to a “third party” means a Person not party to this Agreement;

(g) references to “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation”; and

(h) reference in this Agreement to “herein,” “hereby” or “hereunder,” or any similar formulation, shall be deemed to refer to this Agreement as a whole.

ARTICLE II

FORMATION

Section 2.1 Formation.

The Company was organized as a Delaware limited liability company under and pursuant to the Act by the filing of a Certificate of Formation with the Delaware Secretary of State on March 19, 2008.

Section 2.2 Name.

The name of the Company is Carolinas Holdings, LLC, and all Company business shall be conducted in that name or such other names as the Company may select from time to time and that are in compliance with all applicable laws and this Agreement; provided, however, that the name of the Company and the name in which its business is conducted shall not include the name of any Member or any Affiliate of any Member or any trade name associated with the business of any Member or any Affiliate of any Member without the consent of that Member or its Affiliate.

Section 2.3 Principal Office.

The principal office of the Company shall be located at 5811 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108-2710, or at such other place within the states of Florida, North Carolina, or South Carolina as the Board of Managers may designate from time to time upon ten (10) days’ notice to the Members. The Company may have additional places of business as the Board of Managers may from time to time deem advisable. The Company shall maintain records at its principal office or at such other location as required or permitted by the Act or this Agreement.

Section 2.4 Registered Agent & Office.

The name of the Company’s registered agent for service of process is The Corporation Trust Company, and the address of the Company’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801. The Company’s registered agent shall be instructed to send copies of all notices to both HMA L.P. and Foundation.

Section 2.5 Qualifications in Other Jurisdictions.

The Board of Managers shall cause the Company to be qualified or registered in any jurisdiction in which the Company transacts business whenever the same may be so required under the laws of such jurisdiction.

Section 2.6 Purpose & Powers.

(a) Purposes. The purpose of the Company shall be (i) to operate the Subsidiaries and the other assets of the Company to promote health and provide healthcare services in a non-discriminatory manner to individuals without regard to race, creed, national origin, gender, payor source or the ability to pay for the services; (ii) to provide quality health care services in a manner that is consistent with the charitable purposes of Foundation by promoting the health, wellness and welfare for a broad cross-section of the communities served by the Company and the Subsidiaries; (iii) to operate the Company and the Subsidiaries in accordance with the Community Benefit Standard; and (iv) to generally engage in such other business and activities and to do any and all other acts and things permitted under the Act and in furtherance of the purposes of the Company as set forth in this paragraph (subject to the provisions of this Agreement).

(b) Operations in a Manner Consistent With Foundation’s Exempt Purposes. The Company’s and each Subsidiary’s operations shall be conducted and managed in a manner that will not (i) cause Foundation to act in a manner inconsistent with its tax-exempt purpose, (ii) adversely affect Foundation’s tax-exempt status under Section 501(c)(3) of the Code, or (iii) generate income for Foundation or any of its Affiliates which is subject to federal taxation. Other than distributions to Members and withdrawals or returns of capital, each as permitted or contemplated by this Agreement, no part of the net earnings of the Company or any Subsidiary shall inure to the benefit of, or be distributable to its Members, directors, trustees, officers, or other private persons, except that the Company and each Subsidiary is expressly authorized and empowered to pay reasonable compensation for services rendered and to make payments and distributions in the furtherance of the purposes set forth herein. No substantial part of the activities of the Company or the Subsidiaries shall be carrying on of propaganda, or otherwise attempting to influence legislation, except to the extent permitted by law for a corporation exempt from federal income tax under Section 501(c)(3) of the Code, or the corresponding section of any future federal tax code. The Company and the Subsidiaries shall not participate in, or intervene in (including the publishing or distribution of statements) any political campaign on behalf of or in opposition to any candidate for public office. Notwithstanding any other provision of this Agreement, the Company and the Subsidiaries shall not carry on any other activities not permitted to be carried on by a corporation exempt from federal income tax under Section 501(c)(3) of the Code.

(c) Rules of Construction Related to Tax Exemption. Whenever this Agreement refers to the tax-exempt status of an entity, or the tax-exempt nature of any income generated by the Company or a Subsidiary and allocated to an entity, the parties shall construe this Agreement to refer to tax-exemption under Section 501(c)(3) of the Code and to the lack of applicability of the unrelated business income tax to any income allocated to that entity. Any references to tax-exempt status of an entity or the tax-exempt nature of any income allocated to it shall apply equally to the entity, or any tax-exempt Affiliate of it.

(d) Powers. The Company shall have any and all powers that are necessary or desirable to carry out the aforesaid purposes, activities, and business of the Company, to the extent the same may be legally exercised by limited liability companies under the Act, subject to the provisions of this Agreement.

(e) Subsidiaries. The Company shall cause each Subsidiary to incorporate provisions substantially similar to Sections 2.6(a)-(d), 6.2, 6.12 (with respect to the Class B Subsidiary or any new Subsidiary acquired after the date hereof), 6.13 (with respect to the Class B Subsidiary or any new Subsidiary acquired after the date hereof), and 7.5 in its Operating

Agreement. Each of the Subsidiaries shall be manager managed. The Class A Subsidiaries have entered into the Class A Subsidiary Management Agreement and the Class B Subsidiary has entered into the Class B Subsidiary Management Agreement.

Section 2.7 Term.

(a) The term of this Agreement shall commence on the date hereof and shall expire December 31, 2015 (the “Initial Term”), subject to renewal as set forth herein.

(b) During the period commencing one hundred eighty (180) days prior to the conclusion of the Initial Term or any Renewal Term, and ending one hundred twenty (120) days prior to the conclusion of the Initial Term or any Renewal Term, Foundation shall have the option to elect by written notice to HMA L.P. to either (i) extend the term of this Agreement for an additional ten (10) year period (any such extension being referred to as a “Renewal Term”), or to allow the term of this Agreement to expire. If Foundation does not make an election within the aforesaid election period, it shall be deemed to have elected to renew the term of this Agreement for an additional period of ten (10) years.

(c) Following receipt by HMA L.P. of notice of Foundation’s election not to renew the Initial Term or any Renewal Term, the transactions set forth in this Section 2.7(c) shall occur.

(i) The Company will, regardless of the Members’ respective Percentage Interests at the time of notice of Foundation’s election not to renew the Initial Term or any Renewal Term, promptly distribute ninety-nine percent (99.0%) of the Class A Sub Units to Foundation and one percent (1.0%) of the issued and outstanding Class A Sub Units to HMA L.P.

(ii) Following the distribution of the Class A Sub Units to HMA L.P. and Foundation, Foundation shall be obligated to purchase the Class A Sub Units distributed to HMA L.P., and HMA L.P. shall be obligated to sell the same to Foundation. The transaction shall be consummated in accordance with the terms and provisions of Section 9.9.

(iii) Following receipt by HMA L.P. of notice of Foundation’s election not to renew the Initial Term or any Renewal Term, HMA L.P. and Foundation will determine the Fair Market Value of the Class B Sub Units in accordance with Section 9.8. Within ten (10) business days following receipt by the parties of a final report determining the Fair Market Value of the Class B Sub Units (the “HMA L.P. Option Period”), HMA L.P. may elect to cause a distribution of the Class B Sub Units in accordance with Section 9.10, and to purchase Foundation’s Class B Sub Units, by delivering written notice to Foundation (a “HMA Unwind Purchase Notice”). In the event that HMA L.P. delivers an HMA Unwind Purchase Notice prior to expiration of the HMA L.P. Option Period, HMA L.P. will be obligated to purchase the Class B Sub Units distributed to Foundation in accordance with Section 9.10, and Foundation will be obligated to sell such Class B Sub Units to HMA L.P., at a purchase price equal to the Fair Market Value of the Class B Sub Units distributed to Foundation. In the event that HMA L.P. does not provide an HMA Unwind Purchase Notice to Foundation prior to the expiration of the HMA L.P. Option Period, then within ten (10) business days of the expiration of the HMA L.P. Option Period (the “Foundation Option Period”), Foundation may elect to cause a distribution of the Class B Sub Units in accordance with Section 9.10, and to purchase HMA L.P.’s Class B Sub Units, by delivering written notice to HMA L.P. (a “Foundation Unwind Purchase Notice”). In the event that Foundation delivers a Foundation Unwind Purchase Notice prior to expiration of the Foundation Option Period, Foundation will be obligated to purchase the Class B Sub Units distributed to HMA L.P. in accordance with Section 9.10, and HMA L.P. will be obligated to sell such Class B Sub Units to Foundation, at a purchase price equal to the Fair Market Value of the Class B Sub Units distributed to HMA L.P. In the event that either HMA L.P. or Foundation exercise their right to acquire Class B Sub Units under this Section 2.7(c)(iii), the transaction shall be consummated in accordance with Section 9.10. In the event that neither Foundation nor HMA L.P. exercise their right to acquire Class B Sub Units under this Section 2.7(c)(iii) prior to the expiration of the HMA Option Period and the Foundation Option Period, as applicable, their respective rights under this Section 2.7(c)(iii) shall expire and the Company will promptly distribute thirty percent (30.0%) of the Class B Sub Units to Foundation and seventy percent (70.0%) of the Class B Sub Units to HMA L.P.

(iv) Following completion of the transactions described in this Section 2.7(c), the Company will be dissolved and its operations wound-up in accordance with Article 10.

Section 2.8 Title to Company Property.

All Company Property shall be owned by the Company as an entity and no Member shall have any ownership interest in such Company Property in its individual name or right, and each Member’s Membership Interest in the Company shall be personal property for all purposes and qualified by terms and provisions of this Agreement. Except as otherwise provided in this Agreement, the Company shall hold all of its property in the name of the Company and not in the name of any Member.

Section 2.9 Entity Declaration.

The Company is not a general partnership, a limited partnership or a joint venture, and no Member shall be considered a partner or joint venturer of or with any other Member or any Affiliate of another Member for any purposes other than for federal and state income tax purposes.

Section 2.10 Tax Classification of the Company.

The Members intend and agree that as of the effective date of this Agreement the Company will be classified as a partnership for federal and state income tax purposes. The Members further agree to assist the Company in filing any and all elections required to ensure that the Company is classified as a partnership for federal and state income tax purposes.

Section 2.11 Adoption of this Agreement.

The parties to this Agreement hereby adopt this Agreement pursuant to the Act as the limited liability company agreement of the Company, effective as of the date first set forth above, and this Agreement shall supersede and replace the First Amended and Restated LLC Agreement of the Company in its entirety.

Section 2.12 Regulatory Matters Regarding Foundation.

(a) If, based upon an Opinion of independent counsel obtained pursuant to Section 2.12(c) below, it is determined that the tax-exempt status of Foundation or Novant is more likely than not to be jeopardized by Foundation’s ownership of an interest in the Company, or that Foundation or Novant is more likely than not to be subject to Excess UBTI, the Members shall attempt in good faith to restructure the Company and/or the Class B Subsidiary to eliminate the adverse effect and accomplish, as nearly as possible consistent with the Opinion, the original objectives of the parties. If the Company and the Class B Subsidiary shall not be so restructured within sixty (60) days of delivery of the Opinion to both Members, and if during such sixty (60) day period Foundation is not otherwise persuaded by HMA (through the delivery of contrary third-party legal opinions or otherwise) with respect to the aforesaid tax consequences, Foundation shall have the right to provide HMA L.P. and the Company with written notice (a “Class B Subsidiary Repurchase Triggering Notice”), of its intent to initiate the procedures set forth in Section 2.12(b).

(b) Upon the giving of a Class B Subsidiary Repurchase Triggering Notice, the following provisions shall apply:

(i) For a period of thirty (30) days (the “Initial Notice Period”) following the receipt by HMA L.P. of a Class B Subsidiary Repurchase Triggering Notice, HMA L.P. may elect to cause a distribution of the Class B Sub Units in accordance with Section 9.10, and to purchase Foundation’s Class B Sub Units, by delivering a written notice to Foundation and the Company (an “HMA Regulatory Purchase Notice”) of its intent to do so. In the event that HMA L.P. provides an HMA Regulatory Purchase Notice to Foundation prior to expiration of the Initial Notice Period, HMA L.P. will be obligated to purchase the Class B Sub Units distributed to Foundation in accordance with Section 9.10, and Foundation will be obligated to sell such Class B Sub Units to HMA L.P., at a purchase price equal to the Fair Market Value of the Class B Sub Units distributed to Foundation. If HMA L.P. provides notice to Foundation prior to the conclusion of the Initial Notice Period that it does not intend to exercise its rights pursuant to this Section 2.12(b)(i), the Initial Notice Period shall be deemed to have concluded on the date such notice is given.

(ii) If an HMA Regulatory Purchase Notice has not been given prior to the conclusion of the Initial Notice Period, Foundation shall have the right for a period of thirty (30) days following conclusion of the Initial Notice Period (the “Subsequent Notice Period”) to elect to cause a distribution of the Class B Sub Units in accordance with Section 9.10, and to purchase HMA L.P.’s Class B Sub Units, by delivering a written notice to HMA L.P. (a “Foundation Regulatory Purchase Notice”) of its intent to do so. In the event that Foundation provides a Foundation Regulatory Purchase Notice to HMA L.P., Foundation will be obligated to purchase the Class B Sub Units distributed to HMA L.P. in accordance with Section 9.10, and HMA L.P. will be obligated to sell such Class B Sub Units to Foundation, at a purchase price equal to the Fair Market Value of the Class B Sub Units distributed to HMA L.P. If Foundation provides notice to HMA L.P. prior to the conclusion of the Subsequent Notice Period that it does not intend to exercise their rights pursuant to this Section 2.12(b)(ii), the Subsequent Notice Period shall be deemed to have concluded on the date such notice is given and Foundation’s and HMA L.P.’s rights under this Section 2.12(b) shall be deemed to have expired.

(iii) In the event that either HMA L.P. or Foundation exercise their right to acquire Class B Sub Units under this Section 2.12(b), the transaction shall be consummated in accordance with Section 9.10.

(c) In the event Foundation believes that its or Novant’s tax-exempt status may be jeopardized by its ownership interest in the Company, or that it or Novant may be subject to Excess UBTI, it may request the Board of Managers to select independent counsel experienced in federal tax exemption matters to review and render an opinion on those issues (the “Opinion”) (subject to the standards described in Section 2.12(a)). If the Board of Managers approves independent counsel for that purpose during the Selection Period, such counsel will be engaged solely by Foundation to render the Opinion. If the Board of Managers is deadlocked and unable to agree upon independent counsel for that purpose during the Selection Period, the Foundation Manager shall present to the HMA Manager a list of not less than three (3) such independent counsel (each affiliated with a different law firm) acceptable to the Foundation Manager, and the HMA Manager will select the independent counsel from such list, following which the independent counsel so selected will be engaged solely by Foundation to render the Opinion; provided, however, the aforesaid list presented by the Foundation Manager shall not include a law firm which currently represents, or at any time within the past five (5) years has represented, either Foundation or any Foundation Affiliate, or a lawyer who has provided services to or on behalf of Foundation or a Foundation Affiliate during that time period, or a lawyer or law firm about which the Board of Managers was deadlocked. Foundation shall be responsible for the costs and expenses of the independent counsel in rendering the Opinion referenced in this paragraph. To the extent feasible, the Opinion shall outline reasonable alternatives to restructure the Company to eliminate the adverse effect. The term “Selection Period” shall mean a period of thirty (30) days from the first date Foundation requests that the Board of Managers select independent counsel; provided, however, Foundation can require a shorter Selection Period (not less than ten (10) business days) if the same is necessitated by the effective date of pending litigation, or other time sensitive circumstances.

(d) “Excess UBTI” means Mooresville UBTI in excess of the Mooresville UBTI Threshold.

ARTICLE III

CONTRIBUTIONS AND CAPITAL ACCOUNTS

Section 3.1 Adjustment to Capital Accounts.

The parties agree that HMA L.P.’s and Foundation’s respective interests in the Company have been adjusted as of the effective date of the Restructuring Agreement to reflect the distributions described pursuant to Section 2.1 of the Restructuring Agreement. The parties shall maintain Capital Accounts in accordance with Regulations.

Section 3.2 Additional Capital Contributions.

The Members shall make additional Capital Contributions to the Company as follows:

(a) By Agreement of the Members. Each Member will contribute from time to time such additional money or other property as the Members may unanimously agree.

(b) Funding Operations of Class A Subsidiaries. Notwithstanding the preceding paragraph, Foundation shall have the sole right to call for Capital Contributions to fund the operations of or capital expenditures for the Class A Subsidiaries.

(c) Contribution Percentages. Unless otherwise agreed by mutual consent of the Members, and except as set forth in Section 5.1(c)(iv), Capital Contributions required hereunder shall be made in the following ratios:

(i) Capital Contributions required to fund the operations or capital expenditures of a Class A Subsidiary shall be made ninety-nine percent (99.0%) by Foundation and one percent (1.0%) by HMA L.P.

(ii) Capital Contributions required to fund the operations or capital expenditures of a Class B Subsidiary shall be made thirty percent (30.0%) by Foundation and seventy percent (70.0%) by HMA L.P.

(iii) All other Capital Contributions, if any, shall be funded through a reduction to the distributions otherwise payable, if any, to the Member’s under Section 5.1(b)(ii). Notwithstanding the foregoing, if Capital Contribution under this Section 3.2(c)(iii) exceed Ten Thousand Dollars ($10,000), the amount of such excess will be made by the Members in proportion to each Member’s Percentage Interest and will not be funded through a reduction to the distributions payable under Section 5.1(b)(ii).

(d) Failure of a Member to Contribute to the Company. In the event that a Member elects not to make, or fails to make, any Capital Contribution required by Section 3.2 with respect to the Company or it makes such Capital Contribution in an amount less than its required portion (the “Defaulting Member”), then the other Member (the “Nondefaulting Member”) will have the right and option (but not the obligation) to fund the balance of the Defaulting Member’s required Capital Contribution by contributing the amount of such balance to the Company, which contribution shall be treated as a loan (rather than a Capital Contribution) from the Nondefaulting Member to the Company. Such loan will bear interest at the rate of twelve percent (12.0%), and will be repaid out of distributions which would otherwise be payable to the Defaulting Member under Article 5 hereof before any such distributions are paid to the Defaulting Member.

(e) Failure of a Member to Contribute to the Class A Subsidiary. In the event that a Member elects not to make, or fails to make, any Capital Contribution required by Section 3.2 with respect to a Class A Subsidiary or it makes such Capital Contribution in an amount less than its required portion (the “Defaulting Class A Member”), then the other Member (the “Nondefaulting Class A Member”) will have the right and option (but not the obligation) to fund the balance of the Defaulting Class A Member’s required Capital Contribution by contributing the amount of such balance to the Class A Subsidiary, which contribution shall be treated as a loan (rather than a Capital Contribution) from the Nondefaulting Class A Member to the Class A Subsidiary receiving the funds. Such loan will bear interest at the rate of twelve percent (12.0%), and will be repaid by the applicable Class A Subsidiary to the Nondefaulting Class A Member before any distributions payable to the Members under Section 5.1(b)(i) are paid to the Members.

(f) Failure of a Member to Contribute to the Class B Subsidiary. In the event that a Member elects not to make, or fails to make, any Capital Contribution required by Section 3.2 with respect to a Class B Subsidiary or it makes such Capital Contribution in an amount less than its required portion (the “Defaulting Class B Member”), then the other Member (the “Nondefaulting Class B Member”) will have the right and option (but not the obligation) to fund the balance of the Defaulting Class B Member’s required Capital Contribution by contributing the amount of such balance to the Class B Subsidiary, which contribution shall be treated as a loan (rather than a Capital Contribution) from the Nondefaulting Class B Member to the Class B Subsidiary. Such loan will bear interest at the rate of twelve percent (12.0%), and will be repaid by the Class B Subsidiary to the Nondefaulting Class B Member before any distributions payable to the Members under Section 5.1(b)(ii) are paid to the Members.

Section 3.3 Value of Capital Contributions.

The value of any property contributed to the Company by a Member, whether as a Capital Contribution in such Person’s capacity as a Member or as a loan in such Person’s capacity as a creditor, shall be the value of such property as agreed upon by the Members at arm’s length.

Section 3.4 Maintenance of Capital Accounts.

The Company shall establish and maintain a Capital Account for each Member according to Section 704 of the Code and applicable Regulations. Each Member’s Capital Account shall be adjusted as set forth below:

(a) Increase in Capital Accounts. Each Member’s Capital Account shall be increased by: (1) the amount of any cash actually contributed by the Member to the capital of the Company; (2) the fair market value of any property which the Member contributes to the capital of the Company (net of liabilities assumed by the Company or subject to which the Company takes such property within the meaning of Section 752 of the Code); and (3) the Member’s share of Net Profits and of any separately allocated items of income or gain.

(b) Decrease in Capital Accounts. Each Member’s Capital Account shall be decreased by: (1) the amount of any cash distributed to the Member by the Company; (2) the fair market value of any property distributed to the Member (net of liabilities of the Company assumed by the Member or subject to which the Member takes such property within the meaning of Section 752 of the Code) at the time of the distribution; and (3) the Member’s share of Net Losses and of any separately allocated items of deduction or loss.

Section 3.5 Compliance with Section 704(b) of the Code.

(a) The provisions of this Article III as they relate to the maintenance of Capital Accounts are intended, and shall be construed, and, if necessary, modified to cause the allocations of profits, losses, income, gain and credit pursuant to Article IV to have substantial economic effect under the Regulations promulgated under Section 704(b) of the Code, in light of the distributions made pursuant to Article V and the Capital Contributions made pursuant to this Article III.

Section 3.6 No Negative Capital Account Restoration.

Notwithstanding anything to the contrary in this Agreement, no Member shall be obligated to contribute cash or property to restore a negative Capital Account during the existence or at the dissolution and termination of the Company and the negative Capital Account shall not be considered a debt owed to the Company or any other Person for any other purposes.

Section 3.7 Interest on Capital Contributions.

No Member shall be entitled to interest on its Capital Contribution.

Section 3.8 Withdrawal or Reduction of Capital Contributions.

No Member shall receive from the Company a return of any portion of its Capital Contribution unless the Board of Managers decides that the Company has sufficient assets to pay the outstanding indebtedness or liabilities of the Company and the return is approved by the Board of Managers. Irrespective of the nature of the Capital Contribution of a Member, except as otherwise set forth in this Agreement, including Sections 2.7, 2.12, 6.15, 9.6 and 9.7, a Member only has the right to receive cash in return for its Capital Contribution. Upon any withdrawal or reduction of any Member’s Capital Contribution each Member’s Capital Account will be adjusted to reflect the Fair Market Value of the Member’s interest in the Company prior to giving effect to such withdrawal or reduction of Capital Contributions, as determined in accordance with Section 9.8 and applied in accordance with the allocation rules of Article 4. The withdrawn or reduced Capital Contribution will be deducted from the applicable Member’s Capital Account after adjustment to Fair Market Value reflected in this Section.

ARTICLE IV

ALLOCATIONS

Section 4.1 Allocations of Net Profits and Net Losses.

Except as otherwise required by this Article IV:

(a) The Net Profits of the Company for the period from the Effective Date through December 31, 2009, and for any given tax year thereafter, shall be allocated among the Members as follows:

(i) the Net Profits derived from the operations of, from the disposition of the assets of, or from the disposition of all or any part of the Company’s interest in a Class A Subsidiary shall be allocated to the Members first in proportion to and to the extent that they have been allocated Net Losses for periods commencing with the Effective Date pursuant to Section 4.1(b)(i), and then ninety-nine percent (99.0%) to Foundation and one percent (1.0%) to HMA L.P.;

(ii) the Net Profits derived from the operations of, from the disposition of the assets of, or from the disposition of all or any part of the Company’s interest in, a Class B Subsidiary shall be allocated to the Members first in proportion to and to the extent that they have been allocated Net Losses for periods commencing with the Effective Date pursuant to

Section 4.1(b)(ii), and then thirty percent (30.0%) to Foundation and seventy percent (70.0%) to HMA L. P.; and

(iii) all other Net Profits shall be allocated among the Members in accordance with their respective Percentage Interests.

(b) The Net Losses of the Company for the period from the Effective Date through December 31, 2009, and for any given Tax Year thereafter, shall be allocated among the Members as follows:

(i) the Net Losses derived from the operations of, from the disposition of the assets of, or from the disposition of all or any part of the Company’s interest in a Class A Subsidiary shall be allocated ninety-nine percent (99.0%) to Foundation and one percent (1.0%) to HMA L.P.;

(ii) the Net Losses derived from the operations of, from the disposition of the assets of, or from the disposition of all or any part of the Company’s interest in, a Class B Subsidiary shall be allocated thirty percent (30.0%) to Foundation and seventy percent (70.0%) to HMA L.P.; and

(iii) all other Net Losses shall be allocated among the Members in accordance with their respective Percentage Interests.

(c) Notwithstanding anything in this Agreement to the contrary, prior to distribution to the Members following dissolution of the Company, each Member’s Capital Account will be allocated an amount of the realized gain or loss on the liquidation of the Company’s assets in a manner set forth in Section 4.1(a) and Section 4.1(b). The intent of this provision is to ensure that each Member’s Capital Account, to the extent possible, is reduced to zero by the distributions following dissolution of the Company. In the event such allocations of Net Profits or Net Losses do not produce such result, the Board of Managers shall be entitled to adjust the allocations of Net Profits or Net Losses to the extent necessary for each Member’s Capital Account to equal zero after the distributions following dissolution of the Company.

Section 4.2 Special Allocations.

The following regulatory allocations shall be made in the following order:

(a) Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of this Article IV, if there is a net decrease in Company Minimum Gain during any Tax Year, each Member shall be specially allocated items of Company income and gain for such Tax Year (and, if necessary, subsequent Tax Years) in an amount equal to such Member’s share of the net decrease in Company Minimum Gain, determined in accordance with section 1.704-2(g) of the Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 4.2(a) is intended to comply with the minimum gain chargeback requirement in section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

(b) Member Minimum Gain Chargeback. Except as otherwise provided in section 1.704-2(i)(4) of the Regulations, notwithstanding any other provision of this Article IV, if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any Tax Year, each Member who has a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Company income and gain for such Tax Year (and, if necessary, subsequent Tax Years) in an amount equal to such Member’s share of the net decrease in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with section 1.704-2(i)(4) of the Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This Section 4.2(b) is intended to comply with the minimum gain chargeback requirement in section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

(c) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations or distributions described in sections 1.704-1(b)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) or 1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Company income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Member as quickly as possible, provided that an allocation pursuant to this Section 4.2(c) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article IV have been tentatively made as if this Section 4.2(c) were not in this Agreement.

(d) Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Tax Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 4.2(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article IV have been made as if Section 4.2(c) and Section 4.2(d) were not in this Agreement.

(e) Nonrecourse Deductions. Nonrecourse Deductions for any Tax Year shall be specially allocated to the Members in the same manner that Net Losses are allocated under Section 4.1(b).

(f) Member Nonrecourse Deductions. Any Member Nonrecourse Deductions for any Tax Year shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with section 1.704-2(i)(1) of the Regulations.

(g) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company Property pursuant to sections 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4) of the Regulations, to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of its Membership Interest, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in the event that section 1.704-1(b)(2)(iv)(m)(2) of the Regulations applies, or to the Members to whom such distribution was made in the event that section 1.704-1(b)(2)(iv)(m)(4) of the Regulations applies, in each case in accordance with the rules of Section 4.1.

(h) Allocations Relating to Taxable Issuance of Membership Interest. Any income, gain, loss, or deduction realized as a direct or indirect result of the issuance of Membership Interest shall be allocated among the Members so that, to the extent possible, the net amount of such items, together with all other allocations under this Agreement to each Member, shall be equal to the net amount that would have been allocated to each such Member if the items had not been realized.

Section 4.3 Curative Allocations.

The allocations set forth in Section 4.2(a) through Section 4.2(g) and Section 4.4 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 4.3. Therefore, notwithstanding any other provision of this Article IV (other than the Regulatory Allocations), the Company shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Section 4.1 and Section 4.2(h).

Section 4.4 Loss Limitation.

Losses allocated pursuant to Section 4.1 shall not exceed the maximum amount of losses that can be allocated without causing any Member to have an Adjusted Capital Account Deficit at the end of any Tax Year. In the event some but not all of the Members would have Adjusted Capital Account Deficits as a consequence of an allocation of losses pursuant to Section 4.1, the limitation set forth in this Section 4.4 shall be applied on a Member-by-Member basis and losses not allocable to any Member as a result of such limitation shall be allocated to the other Members in accordance with the positive balances in such Members’ Capital Accounts so as to allocate the maximum permissible losses to each Member under section 1.704-1(b)(2)(ii)(d) of the Regulations.

Section 4.5 Other Allocation Rules.

(a) For purposes of determining the profits, losses, or any other items allocable to any period, profits, losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Board of Managers using any permissible method under section 706 of the Code and the Regulations thereunder. The parties agree that with respect to the

Company’s Tax Year which includes the date hereof, the parties shall utilize the “closing of the books” method of accounting to allocate income before and after the date hereof in accordance with the Members’ varying interests in the Company before and after the date hereof.

(b) Items of income or gain which are not taxable for income tax purposes, and expenditures and losses which are not deductible for income tax purposes shall be allocated in the same manner as Net Profits and Net Losses, respectively.

(c) The Members are aware of the income tax consequences of the allocations made by this Article IV and hereby agree to be bound by the provisions of this Article IV in reporting their shares of Company income and loss for income tax purposes.

(d) Solely for purposes of determining a Member’s proportionate share of the “excess nonrecourse liabilities” of the Company within the meaning of section 1.752-3(a)(3) of the Regulations, the Members’ interests in Company profits are in proportion to their respective Percentage Interests.

Section 4.6 Tax Allocations; Code Section 704(c).

In accordance with section 704(c) of the Code and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and the fair market value of such property. In the event the fair market value of any Company Property is adjusted pursuant to this Section 4.6, subsequent allocations of income, gain, loss and deduction with respect to such property shall take account of any variation between the adjusted gross basis of such property for federal income tax purposes and its fair market value in the same manner as under section 704(c) of the Code and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Board of Managers in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 4.6 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of profits, losses, other items, or distributions pursuant to any provision of this Agreement. Unless the Board of Managers decides otherwise, the “traditional method,” as defined in section 1.704-3 of the Regulations, shall be used for any adjustments and calculations made under section 704(c) of the Code.

Section 4.7 Power of Board of Managers to Vary Allocations. It is the intent of the Members that each Member’s share of Net Profits and Net Losses be determined and allocated in accordance with the provisions of this Article 4 to the fullest extent permitted by Section 704(b) of the Code and the provisions of this Agreement shall be so interpreted. Therefore, if the Company is advised by the Company’s legal counsel or accountants that the allocation provisions of this Article 4 are unlikely to comply with either Section 704(b) of the Code, the allocation provisions of this Article 4 shall be deemed amended by the Members in the manner and to the extent determined by the Board of Managers, on advice of accountants or legal counsel, to be in the best interest and consistent with the economic sharing of the Members set forth in this Agreement, but in no event shall such reallocation be greater than the minimum reallocation necessary so that the allocation in this Article 4 will comply with Section 704(b) of the Code.

ARTICLE V

DISTRIBUTIONS

Section 5.1 Distributions.

(a) The parties acknowledge that the Company’s Free Cash Flow for the period beginning January 1, 2009 and ending on the date immediately preceding the date hereof (the “Restructuring True-Up Period”) is to be allocated and distributed to the Members in accordance with the provisions of the First Amended and Restated LLC Agreement. Accordingly, within thirty (30) days following the date hereof, the Company will: (i) prepare in accordance with GAAP a statement of cash flows for the Restructuring True-Up Period; and (ii) subject to applicable law, cause the Company to make a final cash distribution to the Members in the aggregate amount of the Free Cash Flow for the Restructuring True-Up Period, which distribution shall be made by the Company in accordance with the provisions of this Section 5.1 of the First Amended and Restated LLC Agreement and the Members’ respective Percentage Interests under the First Amended and Restated LLC Agreement on the last day of the Restructuring True-Up Period (provided that such payment shall be made at the time specified in this Section). The cash distribution specified in the preceding sentence shall be made within thirty (30) days of the last day of the Restructuring True-Up Period. The Company’s Free Cash Flow distributions for the balance of the fiscal year following the Restructuring True-Up Period, and for periods thereafter, shall relate solely to Free Cash Flow determined from and after the date hereof.

(b) No later than the end of the first quarter of each fiscal year of the Company (which shall be the same as that of the Subsidiaries), (i) the Company shall, and shall cause each Subsidiary (acting through its Subsidiary Manager) to: (1) prepare in accordance with GAAP a statement of cash flows for the immediately preceding fiscal year; and (ii) the Company shall cause each Subsidiary to, subject to applicable law, make a cash distribution in the aggregate amount of such Subsidiary’s Free Cash Flow, to the Company; (iii) the Company shall, if required by the Board of Managers, withhold from the Class B Subsidiary distributions an amount determined by the Board of Managers to be necessary to fund Company (as opposed to Subsidiary) operations (the “Company Funding Amount”), subject to the Ten Thousand Dollar ($10,000) limit specified in Section 3.2(c)(iii); and (iv) subject to applicable law, the Company shall then make a cash distribution in the aggregate amount of its Free Cash Flow, to the Members as follows:

(i) To the extent the Company’s Free Cash Flow is derived from a cash distribution from, or the net proceeds from the disposition of the assets of, or the Company’s interest in, a Class A Subsidiary, the Company’s Free Cash Flow shall be distributed ninety-nine percent (99.0%) to Foundation (the “Foundation Class A Economic Interest”) and one percent (1.0%) to HMA L.P. (the “HMA Class A Economic Interest”).

(ii) To the extent the Company’s Free Cash Flow is derived from a cash distribution from, or the net proceeds from the disposition of the assets of, or the Company’s interest in, a Class B Subsidiary, the Company’s Free Cash Flow shall be distributed thirty percent (30.0%) to Foundation (the “Foundation Class B Economic Interest”) and seventy percent (70.0%) to HMA L.P. (the “HMA Class B Economic Interest”).

(iii) All other Free Cash Flow of the Company, if any, will be distributed to the Members in accordance with their respective Percentage Interests.

(c) In the event that Governmental Authorizations required for the development by Louisburg of a healthcare facility and related operations to be situated on the Youngsville Property (the “Youngsville Hospital”) are pursued, or Louisburg otherwise takes actions related to the development of the Youngsville Hospital, Foundation’s Class A Economic Interest and HMA’s Class A Economic Interest, the parties’ rights to distributions, obligations to make Capital Contributions, and the allocation of Net Profit and Net Loss, shall be modified as follows, effective as of the date on which efforts to obtain Governmental Authorizations or other actions related to the development of the Youngsville Hospital are initiated:

(i) Foundation will cause Louisburg to separately account for the costs of pursuing approval of, designing, constructing, and operating the Youngsville Hospital (the “Youngsville Operations”) and the operations of Franklin Regional Medical Center in Louisburg (the “Louisburg Operations”).

(ii) The portion of the Company’s Free Cash Flow that is attributable to the Louisburg Operations shall be distributed ninety-nine percent (99.0%) to Foundation and one percent (1.0%) to HMA, L.P.

(iii) The portion of the Company’s Free Cash Flow that is attributable to the Youngsville Operations shall be distributed one hundred percent (100.0%) to Foundation and zero percent (0.0%) to HMA, L.P.

(iv) All costs associated with the Youngsville Operations shall be funded by Foundation and not from Cash Flow from Operations of the Louisburg Operations. Capital Contributions required to fund the Youngsville Operations or capital expenditures related to the Youngsville Hospital, including all costs or expenses incurred in connection with the construction, development or equipping of the Youngsville Hospital, and all activities in connection with obtaining any Governmental Authorizations related thereto or required in connection therewith, shall be made one hundred percent (100.0%) by Foundation and zero percent (0.0%) by HMA L.P.

(v) The provisions of Section 4.1 shall be adjusted, consistent with this Section 5.1(c), to allocate one hundred percent (100.0%) of the Net Profits and Net Losses from the Youngsville Operations to Foundation and zero percent (0.0%) to HMA L.P.

(d) Within thirty (30) days following repurchase of all of the Membership Interest of any party hereunder, the Company will: (i) prepare in accordance with GAAP a statement of cash flows for the fiscal year-to-date period through the most recently completed month-end preceding the date of repurchase of such Membership Interest (the “Repurchase Measuring Period”); and (ii) subject to applicable law, cause the Company to make a final cash distribution to the Members in accordance with Sections 5.1(b) and 5.1(c) hereof, in the aggregate amount of the Free Cash Flow for the Repurchase Measuring Period, less prior distributions, if any, of Free Cash Flow to the Members for the Repurchase Measuring Period.

(e) Within thirty (30) days following the closing of a Class A Sub Unit Transfer, the Company and Novant will: (i) cause and assist each Class A Subsidiary (acting through its Subsidiary Manager) to prepare in accordance with GAAP a statement of cash flows for the fiscal year-to-date period through the closing date of the Class A Sub Unit Transfer (the “Class A Distribution Measuring Period”); (ii) cause each Class A Subsidiary to, subject to applicable law, make a cash distribution in the aggregate amount of such Subsidiary’s Free Cash Flow to the Company; and (iii) subject to applicable law, make a final cash distribution to the Members in accordance with Sections 5.1(b)(i) and 5.1(c) hereof, in the aggregate amount of the Company’s Free Cash Flow derived from the cash distribution from the Class A Subsidiaries under this Section 5.1(e), less prior distributions to the Members under this Section 5.1, if any, of the Company’s Free Cash Flow derived from the cash distribution from the Class A Subsidiaries for the Class A Distribution Measuring Period. The intent of this subsection (e) is that each Member shall receive a distribution of Free Cash Flow in the same amount that it would have received had the Free Cash Flow of the Company derived from the Class A Subsidiaries been determined, and a distribution of the same made, immediately prior to the closing date of the Class A Sub Unit Transfer.

(f) Within thirty (30) days following the closing of a Class B Sub Unit Transaction, the Company and the party purchasing the Class B Sub Units in the Class B Sub Unit Transaction (HMA L.P. or Foundation, as applicable) will: (i) cause and assist the Class B Subsidiary (acting through its Subsidiary Manager) to prepare in accordance with GAAP a statement of cash flows for the fiscal year-to-date period through the closing date of the Class B Sub Unit Transaction (the “Class B Distribution Measuring Period”); (ii) cause each Class B Subsidiary to, subject to applicable law, make a cash distribution in the aggregate amount of the Class B Subsidiary’s Free Cash Flow to the Company; and (iii) subject to applicable law, make a final cash distribution to the Members in accordance with Section 5.1(b)(ii) hereof, in the aggregate amount of the Company’s Free Cash Flow derived from the cash distribution from the Class B Subsidiary under this Section 5.1(f), less prior distributions to the Members under this Section 5.1, if any, of the Company’s Free Cash Flow derived from the cash distribution from the Class B Subsidiary for the Class B Distribution Measuring Period. The intent of this subsection (f) is that each Member shall receive a distribution of Free Cash Flow in the same amount that it would have received had the Free Cash Flow of the Company derived from the Class B Subsidiary been determined, and a distribution of the same made, immediately prior to the closing the Class B Sub Units Transfer.

Section 5.2 Liquidating Distributions.

Upon the liquidation of the Company, the assets of the Company shall be distributed in accordance with Sections 10.3 and 10.4.

Section 5.3 Amounts Withheld.

The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Members, and to pay over to any federal, state and local government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state or local law, and shall allocate any such amounts to the Members with respect to which such amount was withheld. All amounts withheld pursuant to the Code or any provision of any state or local tax law with respect to any payment, distribution or allocation to the Members shall be treated as amounts paid or distributed, as the case may be, to the Members with respect to which such amount was withheld pursuant to this Section 5.3 for all purposes under this Agreement. In addition, the Company is authorized to withhold from payments and distributions any Capital Contributions made pursuant to Section 3.2(c)(iii).

Section 5.4 Assignment of Economic Interest.

(a) Foundation shall have a right to assign to third parties or Affiliates a portion of its Foundation Class A Economic Interest (and its right to receive distributions thereon pursuant to Section 5.1(b)(i) and Section 5.1(c)) with respect to one or both of the Class A Subsidiaries, and HMA L.P. shall have a right to assign to Class B Permitted Assignees a portion of its HMA Class B Economic Interest (and its right to receive distributions thereon pursuant to Section 5.1(b)(ii)) with respect to the Class B Subsidiary); provided that Foundation maintains a Foundation Class A Economic Interest of at least fifty percent (50.0%) in both Class A Subsidiaries and HMA L.P. maintains an HMA Class B Economic Interest of at least fifty percent (50.0%) at all times.

(b) In the event of such assignment, the assigning Member (the “Economic Interest Assignor”) shall provide the Company and the other Member written notice of the identity of the third party to which an assignment of the portion of the Foundation Class A Economic Interest or HMA Class B Economic Interest was made (each an “Economic Interest Assignee”) and the amount of the Foundation Class A Economic Interest or HMA Class B Economic Interest (the “Assigned Economic Interest”), as applicable, that was assigned to such Economic Interest Assignee (an “Assignment Notice”). Unless the Assignment Notice sets forth a specific instruction by the Economic Interest Assignor to pay distributions made under Section 5.1(b) on account of the Assigned Economic Interest directly to the Economic Interest Assignee, the Company will distribute the full amount of the distribution payable on the entire Assigned Economic Interest to the Economic Interest Assignor, and the Economic Interest Assignor will forward the amount of the distribution payable on account of the assigned portion of the Assigned Economic Interest to the Economic Interest Assignee.

(c) The Members acknowledge and agree that: (i) any assignment made under this Section 5.4 shall only apply to distributions made by the Company under Sections 5.1(b), 5.1(c), 5.1(d), 5.1(e) and/or 5.1(f), as applicable; (ii) an assignment of Foundation Class A Economic Interest or HMA Class B Economic Interest under this Section 5.4 is not an assignment by Economic Interest Assignor of its Membership Interest; (iii) that no Economic Interest Assignee shall acquire the rights of a Member of the Company by reason of the assignment of a portion of the Assigned Economic Interest under this Section 5.4; and (iv) no assignment of a portion of the Foundation Class A Economic Interest or HMA Class B Economic Interest will be made if it would cause a termination of the Company pursuant to Section 708(b)(1)(B) of the Code. Any purported assignment of a portion of the Foundation Class A Economic Interest or HMA Class B Economic Interest that is not in compliance with this Section 5.4 shall be void and will not be recognized by the Company. For the avoidance of doubt, HMA L.P.’s HMA Class A Economic Interest shall at all times be equal to an amount that is no less than one percent (1.0%), so long as the Company holds an ownership interest in one or both of the Class A Subsidiaries.

ARTICLE VI

MANAGEMENT

Section 6.1 Board of Managers.

(a) The management of the Company shall be vested in its Board of Managers. Subject to the terms of this Agreement, the Board of Managers shall have complete discretion, power and authority in the management and control of the business of the Company, shall make all decisions affecting the business of the Company and shall manage and control the affairs of the Company to carry out the business and purposes of the Company. Without limiting the generality of the foregoing, and subject to Sections 6.2 and 6.3, the prior approval of the Board of Managers shall be required to take any of the following actions with respect to the Company or the Class B Subsidiary:

(i) the incurrence of (A) unsecured indebtedness by the Class B Subsidiary (other than trade payables or indebtedness arising as a result of participation in HMA’s cash management program in the ordinary course of business and in a manner consistent with the Class B Subsidiary’s participation in said program for periods prior to July 31, 2009) or capital lease obligations by the Class B Subsidiary (a) in any fiscal year in an aggregate amount in excess of Twenty Million Dollars ($20,000,000) or (b) in amounts that would cause the Class B Subsidiary’s debt to capitalization ratio to exceed fifty percent (50.0%) or (B) any indebtedness or capital lease obligations by the Company;

(ii) placing of liens for borrowed money on any of the assets of the Company or the Class B Subsidiary;

(iii) the acquisition of the assets of, or ownership interests in, any Persons by (A) the Class B Subsidiary at an aggregate cost in any fiscal year in excess of twenty percent (20.0%) of the net revenues of the Class B Subsidiary for the immediately prior fiscal year or by the Company (and in any event, the acquisition of an ownership interest in any entity, other than stock in a publicly held and traded company, must be made in a manner consistent with and in accordance with the purposes of the Company as described in Section 2.6 hereof and following such acquisition the acquired entity’s governing instruments must contain provisions that comply with Section 2.6(e) hereof), or (B) the Company;

(iv) the entering into joint ventures or similar business arrangements by (A) the Class B Subsidiary with any Persons at an aggregate cost or capital commitment in any fiscal year in excess of Twenty Million Dollars ($20,000,000) for the immediately prior fiscal year (and in any event, the joint venture or other arrangement shall be consistent with and in accordance with the purposes of the Company as described in Section 2.6, and the rights of the joint venture participant shall not supersede or impair Foundation’s rights hereunder) or (B) the Company;

(v) the merger or consolidation of the Company or the Class B Subsidiary with or into another entity; provided, however, if the merger or consolidation does not result in a “change of control” of the Company or the Class B Subsidiary (applying the definition of “Change of Control” to the Company and the Class B Subsidiary, to the extent applicable), the governing instruments of the surviving entity in a merger or consolidation so approved shall contain provisions that comply with Section 2.6(e) hereof);

(vi) the sale, lease, exchange, mortgage, pledge or other Transfer or disposition of all or substantially all of the assets of the Company, or the Class B Subsidiary, or the Company’s interest in the Class B Subsidiary, provided, however that the approval of the Foundation Board of Directors shall be required to Transfer any of the Company’s interest in the Class A Subsidiary in addition to the approval of the Board of Managers under this Section 6.1 (which approval is subject to the restrictions set forth in Section 6.3);

(vii) submission by the Company or the Class B Subsidiary of an application for a certificate of need to expand the current operations of the Class B Subsidiary;

(viii) submission of a formal protest to a Governmental Entity concerning an application by any Member or an Affiliate of any Member for a certificate of need;

(ix) any amendment by the Company of the Clinical Affiliation Agreement;

(x) the making of loans to, or guaranties for the benefit of, third parties (other than physicians or physician groups in the nature of physician recruitment loans or guarantees permitted by applicable regulations, or intercompany indebtedness arising as a result of participation in HMA’s cash management program in the ordinary course of business and in a manner consistent with the Class B Subsidiary’s participation in said program for periods prior to July 31, 2009) by (A) the Class B Subsidiary in an aggregate amount (i.e., aggregating all loans and loans guaranteed by the Class B Subsidiary) in excess of One Million Dollars ($1,000,000) in any fiscal year or (B) the Company;

(xi) the Company’s or the Class B Subsidiary’s engaging in a business other than the provision of acute care hospital services, other healthcare services, or any ancillary services incidental to any of the foregoing;

(xii) the issuance of additional Membership Interests and the creation of new classes or series of Membership Interests and the designation of the relative rights, powers and privileges of such classes or series of Membership Interests;

(xiii) the admission of additional Members of the Company and the determination of the terms and conditions of such admission;

(xiv) the redemption or other repurchase by the Company of any Member’s Membership Interest;

(xv) the Company’s or the Class B Subsidiary’s entering into any contract or agreement with any Member or an Affiliate of any Member other than the management agreements between the Class B Subsidiary and the HMA Member that exists on the date hereof, and the amendment, modification or termination of any agreement between the Company or the Class B Subsidiary and any Member or an Affiliate of any Member, including, without limitation the Management Agreement between the Class B Subsidiary and the Class B Subsidiary Manager in existence on the date hereof;

(xvi) the amendment to the management agreement between the Class A Subsidiaries and the Novant Manager in existence on the date hereof and the Class A Subsidiaries entering into any contract or agreement with any Member or any Affiliate of any Member on other than an arms length basis and on fair market value terms;

(xvii) the Company or the Class B Subsidiary engaging in a business other than the provision of acute care hospital services, other healthcare services, or any ancillary services incidental to the foregoing;

(xviii) the amendment of the Company’s Certificate of Formation or this Agreement in any manner that is expressly permitted herein, including, without limitation, any amendment that (a) increases the obligations of any Member to make Capital Contributions, (b) alters the allocation for tax purposes of any items of income, gain, loss, deduction or credit, (c) alters the manner of computing the distributions to any Member, (d) allows the obligation or the rights of a Member to make a Capital Contribution to be compromised by the consent of less than all the Members; or (e) alters Sections 2.6, 2.7, 2.12, 6.1-6.5, 6.12, 6.13, 7.5, 9.3 or 10.4;

(xix) the dissolution, recapitalization, voluntary reorganization or liquidation of the Company or the Class B Subsidiary, or the declaration of the Company or the Class B Subsidiary as bankrupt or insolvent;

(xx) except as expressly permitted by this Agreement, the payment by the Company of any distributions in respect of any Membership Interest (i) in any form other than cash or (ii) in any manner other than to the HMA Entities and the Foundation Entities in accordance with this Agreement; and

(xxi) the taking of any action which would have the effect of changing the Company’s classification as a partnership for federal or state income tax purposes.

(b) Notwithstanding the provisions of Section 6.1(a), the Board of Managers shall not entertain or vote upon a proposal which, if adopted, would contravene the rights of the Foundation Manager under Section 6.2(c), would cause the Company or a Subsidiary to operate in conflict with the Community Benefit Standard or would cause a violation of Section 6.3.

(c) In the event of a deadlock on the Board of Directors with respect to any of the decisions under Section 6.1(a)(i) through 6.1(a)(vii) which involve the Class B Subsidiary only, which deadlock is not resolved within five (5) days, HMA L.P. may elect to either (i) not take the contemplated action or (ii) to take the contemplated action, in which event it will be required to deliver to Foundation a Class B Subsidiary Call Right Notice pursuant to Section 6.15 and to purchase all of Foundation’s Class B Sub Units as set forth in Section 6.15, subject to subsection (d) below.

(d) Notwithstanding the provisions of subsection (c) immediately preceding, if the Board deadlock is with respect to a decision set forth in subsection (a)(v) or (a)(vi) above, and (i) the transaction is between the Class B Subsidiary and a party who is not a Class B Permitted Assignee or (ii) HMA would maintain a Class B Economic Interest of less than fifty percent (50%) after consummation of the transaction, then HMA may not break the Board deadlock by taking the contemplated transaction.

(e) Subject only to the provisions of Section 6.3 hereof, the Foundation Manager may act unilaterally with respect to all matters pertaining to the Class A Subsidiaries. No action of the Board of Managers may be taken which has the effect of eliminating or modifying Foundation’s Class A Contractual Interest without the prior written consent of Foundation pursuant to a resolution duly adopted by its Board of Directors.

Section 6.2 Community Benefit Activities and Decisions.

(a) In exercising its duties hereunder, the Board of Managers will cause the Company and each Subsidiary to be operated in accordance with the Community Benefit Standard and the provisions of Section 2.6 of this Agreement.

(b) The Board of Managers shall not cause the Company or a Subsidiary to engage in any activities or take any action which is inconsistent with the tax-exempt status of Foundation or Novant or would create Excess UBTI to Foundation or Novant. All Members are aware of the limitations on the activities of the Company and its Subsidiaries under this Section and agree that the decision of the Board of Managers to forego an action or activity which would be inconsistent with the tax-exempt status of Foundation or Novant shall not be a breach of the duty of loyalty or any other duty of the Board of Managers to the Company or its Members.

(c) Notwithstanding any other provision of this Agreement to the contrary, the Foundation Manager shall have the right to make decisions regarding the administration of the Charity Policy, to direct the administration of the Charity Policy, and to initiate and enforce matters regarding the same, provided, however that the Foundation Manager agrees that the Charity Policy at the Class B Subsidiary will be administered by the Foundation Manager in the same manner that Novant or its Affiliates administer the charity care policy at Presbyterian Huntersville. Foundation represents and warrants to the Company and HMA L.P. that the charity care policy of Presbyterian Huntersville in effect on the date hereof is the same as the Charity Policy of the Class B Subsidiary in all material respects, except for formatting and the institutional names referenced therein. Both parties acknowledge that the application of the Charity Policy may result in expenditures that are below the Community Benefit Threshold or that exceed the Community Benefit Threshold. If expenditures in furtherance of the Community Benefit Standard are less than the Community Benefit Threshold, and Foundation makes a good-faith determination that the Community Benefit Standard is being met, Foundation will not require that the Community Benefit Threshold be met through additional expenditures. Furthermore, notwithstanding any other provisions of this Agreement to the contrary, the Foundation Manager shall have the right to initiate, modify, amend, supplement and approve Community Benefit Activities which the Foundation Manager believe are necessary or appropriate to further the Community Benefit Standard, and such decision shall be within the exclusive control of the Foundation Manager. Notwithstanding the preceding sentence, except for changes to the Charity Policy made pursuant to and in accordance with Section 6.2(e), Foundation will not make any modification, amendment or supplement to the Charity Policy of the Class B Subsidiary which (i) would cause the Community Benefit Threshold to be exceeded as a result of the change; (ii) if the Community Benefit Threshold is already exceeded at the time of the change, would increase the aggregate cost or expense of charity care; or (iii) would cause or require the Class B Subsidiary to have more generous charity care requirements than exist at Presbyterian Huntersville. Except for changes to the Charity Policy made pursuant to and in accordance with Section 6.2(e), in no event will the Class B Subsidiary be required to make expenditures in excess of the Community Benefit Threshold as a result of any modifications, amendments, or supplements to the Charity Policy of the Class B Subsidiary that the Foundation Manager makes after the date hereof. The Foundation Manager will at all times allow the Class B Subsidiary to take such actions as are necessary to comply with the Quintana Order. Prior to taking any action pursuant to this Section with respect to the Class B Subsidiary, the Foundation Manager will consult with and seek advice from the HMA Manager and the Class B Subsidiary Manager with respect to any contemplated activities or actions, and will provide reasonably detailed information to the HMA Manager and the Class B Subsidiary Manager regarding the proposed activities or actions, and the reasons such actions or activities are to be implemented.

(d) The Foundation Manager may unilaterally amend the Charity Policy of the Company and of each Class A Subsidiary from time to time (and shall have the exclusive right to modify the same).

(e) If Foundation believes, based upon a written legal opinion of Foundation’s outside counsel that, as a result of a Change in Law, a change to the Charity Policy of the Class B Subsidiary is required in order to eliminate a material risk that Foundation’s or Novant’s participation in the Company will adversely affect its or Novant’s tax exempt status under Section 501(c)(3) of the Code or generate Excess UBTI for Foundation or Novant, then the Foundation Manager may unilaterally amend the Charity Policy of the Class B Subsidiary. In the event that the Foundation Manager amends the Charity Policy of the Class B Subsidiary pursuant to this paragraph (e), then upon request of HMA, the Members shall attempt in good faith to restructure the manner in which the Community Benefit Activities are performed or accounted for by the Class B Subsidiary so that expenditures related to the Community Benefit Activities at the Class B Subsidiary do not exceed the Community Benefit Threshold. In the event that expenditures on Community Benefit Activities exceed the Community Benefit Threshold for any two (2) full consecutive calendar quarters following the Measuring Date, then HMA L.P. shall have a right to deliver a Class B Subsidiary Call Right Notice pursuant to Section 6.15. For purpose of this Agreement, “Measuring Date” shall mean the earlier of (i) the date that the HMA Entities and the Foundation Entities adopt a restructuring plan for the administration and accounting for the Community Benefit Activities as contemplated by this Section 6.2(e) or (ii) the date that is thirty (30) days from the date that the Foundation Manager amends the Charity Policy of the Class B Subsidiary under this Section 6.2(e).

Section 6.3 Negative Covenant.

During the Restricted Period, the Board of Managers shall be prohibited from voting in favor of or causing the Company to, and the Members shall not cause or permit the Company or the Board of Managers, to take any of the following actions unless the action is approved by all of the Members:

(i) Transfer or dispose of all or substantially all of the Company’s or any Class A Subsidiary’s assets, or substantially all of the Company’s interest in any Subsidiary;

(ii) merge or consolidate the Company or any Class A Subsidiary with or into another entity;

(iii) dissolve, recapitalize, reorganize, or liquidate the Company or any Subsidiary;

(iv) distribute the securities of any Subsidiary to any Member except as expressly permitted by this Agreement;

(v) to issue any Membership Interest or equity securities having rights and preferences superior to the Membership Interests held by either HMA L.P. or the Foundation;

(vi) enter into any other transaction that would cause the HMA Member to be taxed under Section 704(c)(1)(B) of the Code; or

(vii) any action that would have the effect of diluting HMA L.P.’s Class A Economic Interest below one percent (1.0%).

Section 6.4 Number and Election of Managers.

The number of Managers constituting the entire Board of Managers shall be two. One Manager shall be appointed by HMA L.P. (the “HMA Manager”) and one Manager shall be appointed by Foundation (the “Foundation Manager”). The initial HMA Manager is Kelly E. Curry and the initial Foundation Manager is Dean Swindle.

Section 6.5 Term; Resignation and Removal.

Each Manager shall serve until his resignation, death or removal. A Manager may resign at any time by giving written notice to the other Manager, or if none, to the Members. Such resignation shall take effect at the time specified therein or, if no time is specified, then on delivery and, unless otherwise specified therein, the acceptance of such resignation by the Board of Managers or the Members shall not be needed to make it effective. A Manager may be removed, at any time, with or without cause, by the Member entitled to appoint such Manager. Any vacancy created by the resignation, death or removal of a Manager shall be filled by the Member entitled to appoint such Manager.

Section 6.6 Powers of Individual Managers.

No individual Manager shall have any authority to act on behalf of or bind the Company except as he may be authorized by the Board of Managers. No Manager shall take any action on behalf of or bind the Company in contravention of the decision of the Board of Managers.

Section 6.7 Fiduciary Duties of Managers.

A Manager shall have no liability by reason of being or having been a Manager of the Company so long as the Manager (i) acted in good faith, (ii) acted in a manner reasonably believed to be in the best interests of the Company, and (iii) was neither grossly negligent nor engaged in willful misconduct or fraud. In performing their duties, the Managers shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by (i) one or more agents or employees of the Company, or (ii) counsel, public accountants or other persons, as to matters that the Board of Managers reasonably believes to be within such Person’s professional or expert competence. Subject to the provisions of Section 6.2 and 6.12, it shall not be considered a conflict of interest or a breach of fiduciary duty by any Manager for such Manager to act in accordance with the interests of, or the direction of, the Member that appointed such Manager, even if such act is considered by the other Member to be contrary to the interests of the other Member or of the Company. Furthermore, it shall not be considered a breach of fiduciary duty by any Manager for such Manager to act in accordance with Section 6.1.

Section 6.8 Compensation of Managers.

A Manager shall not receive any fees or other compensation for serving as a director of the Company. A Manager shall, however, be entitled to be reimbursed for customary and reasonable expenses incurred by him in attending meetings of the Board of Managers.

Section 6.9 Independent Activities of Manager.

The Managers shall be required to devote only such time to the affairs of the Company as the Managers and Company determine may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that it may deem appropriate in its discretion.

Section 6.10 Meetings of the Board of Managers.

(a) Meetings. An annual meeting of the Board of Managers shall be held each year. Other regular meetings of the Board of Managers shall be held at such times as may from time to time be fixed by the resolution of the Board of Managers. Special meetings of the Board of Managers may be held at any time upon the call of either Manager, provided, however, that any meeting held for purposes of discussing a Class A Subsidiary must be approved by the Foundation Manager. Meetings of the Board of Managers shall be held at such place, within or without the State of Florida, as from time to time may be fixed by resolution of the Board of Managers. If no place is so fixed, meetings of the Board of Managers shall be held at the principal office of the Company.

(b) Notice. Notice of regular meetings (except when notice of a regular meeting has been waived by the unanimous consent of the Board of Managers) and special meetings of the Board of Managers shall be mailed to each Manager, addressed to the address last given by each Manager to the Company or, if none has been given, to the Manager’s residence or usual place of business, at least ten (10) days before the day on which the meeting is to be held, or shall be sent to the Manager by facsimile, e-mail, or similar means so addressed or shall be delivered personally or by telephone, at least five days before the day on which the meeting is to be held. Each notice shall state the time and place of the meeting but need not state the purposes thereof except as otherwise expressly provided by applicable law. Notices of any such meeting need not be given to any Manager who submits a signed waiver of notice, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice.

(c) Quorum and Manner of Acting. At each meeting of the Board of Managers the presence of both Managers, one being the HMA Manager and the other being the Foundation Manager, shall constitute a quorum for the transaction of business. Each Manager shall have one vote. The unanimous vote of the HMA Manager and the Foundation Manager shall be the act of the Board of Managers. The Managers will use good faith efforts to attend all meetings so that a sufficient number of Managers will be present to constitute a quorum.

(d) Action Without a Meeting. Any action required or permitted to be taken by the Board of Managers may be taken without a meeting only if both Managers, one being the HMA Manager and the other being the Foundation Manager, consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the Managers shall be filed with the minutes of the proceedings of the Board of Managers.

(e) Participation in Meetings by Conference Telephone; Proxies. Any one or more Managers may participate in a meeting of such Board of Managers by means of conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting. At all meetings of the Board of Managers, a Manager may vote by proxy executed in writing by the Manager or by his duly authorized attorney-in-fact. In order to be effective, such proxy shall (i) be signed in the exact name of the Manager on record with the Company, and (ii) be presented at the meeting of the Board of Managers and delivered to the acting secretary of such meeting. No proxy shall be valid after eleven (11) months from the date of its execution, notwithstanding anything to the contrary provided in the proxy.

Section 6.11 Tax Matters Partner.

The tax matters partner of the Company, within the meaning of Section 6231(a)(7) of the Code, shall be HMA L.P. HMA L.P. shall reasonably allow Foundation to participate in and observe the activities of the tax matters partner. Furthermore, the tax matters partner of the Company shall only have the responsibilities set forth under the Code, and the tax matters partner must obtain the written consent of Foundation before taking any action or consenting to any settlement with the Internal Revenue Service or a state taxing authority that affects the Class A Subsidiaries.

Section 6.12 Class B Subsidiary Community Benefit Activities and Decisions.

(a) In exercising its management duties with respect to the Class B Subsidiary, HMA L.P. and the Class B Subsidiary Manager will cause the Class B Subsidiary to be operated in accordance with the Community Benefit Standard and in the manner described in Section 2.6 of this Agreement. The Management Agreement between the Class B Subsidiary and the Class B Subsidiary Manager shall expressly provide that the Class B Subsidiary Manager shall have a duty to manage the Class B Subsidiary in accordance with (i) the purposes and in the manner described in Section 2.6 hereof including the Community Benefit Standard and (ii) the prohibitions on private inurement, private benefit, excessive lobbying expenditures and campaign activities applicable to 501(c)(3) organizations as required by, and subject to the exceptions set forth in, Section 2.6 of this Agreement.

(b) Subject to the express provisions of this Agreement, HMA L.P. will ensure that the Class B Subsidiary Manager shall not cause the Class B Subsidiary to engage in any activities or take any action which is inconsistent with the tax-exempt status of Foundation or Novant, or would create Excess UBTI to Foundation or Novant. All Members are aware of the limitations on the activities of the Class B Subsidiary under this Section and agree that the decision of HMA L.P., the HMA Manager, or the Class B Subsidiary Manager to forego an action or activity which would be inconsistent with the tax-exempt status of Foundation shall not be a breach of the duty of loyalty or any other duty of HMA L.P., the HMA Manager or any Manager to the Class B Subsidiary, the Company or its Members.

(c) Within forty-five (45) days of the end of each fiscal year of the Company, and at other times as reasonably requested by Foundation, HMA L.P. will cause the Class B Subsidiary Manager to prepare or cause to be prepared and delivered to Foundation a report detailing the Community Benefit Activities provided by and engaged in by the Class B Subsidiary. Such report shall be in such format, and such detail, as reasonably requested by Foundation.

Section 6.13 Enforcement of Community Benefit Standard.

(a) In the event the Class B Subsidiary Manager fails to timely provide the report required by Section 6.12(c) or the Class B Subsidiary Manager fails to cause the Class B Subsidiary to operate in accordance with the Community Benefit Standard, then the Foundation Manager shall notify the HMA Manager in writing of such failure which constitutes a breach of this Agreement (the “Breach Notice”). Notwithstanding any other provision herein to the contrary, the Foundation Manager may implement the following remedies if the Class B Subsidiary Manager fails to correct the breach in all material respects within thirty (30) days of the HMA Manager’s receipt of the Breach Notice from the Foundation Manager (the “Cure Period”):

(i) The Foundation Manager shall be entitled to bring an action for injunctive relief, at law or in equity, to specifically enforce the terms and provisions being breached by the Class B Subsidiary Manager in which event the losing party will be obliged to reimburse the prevailing party for all legal fees and expenses incurred in the action;

(ii) The Class B Subsidiary Manager’s management fees shall be reduced by ten percent (10.0%) after the expiration of the Cure Period until the breach is cured in all material respects;

(iii) If the breach remains uncured in any material respect for more than ninety (90) days after the expiration of the Cure Period, then the reduction in the Class B Subsidiary Manager’s management fee shall be increased from ten percent (10.0%) to twenty-five percent (25.0%) on the ninety-first (91st) day until the breach is cured in all material respects; or

(iv) If the breach remains uncured in all material respects for one hundred eighty (180) days after the expiration of the Cure Period, or if the Class B Subsidiary Manager commits a breach described in this 6.13(a) three (3) consecutive times in a twelve (12) month period, then the Foundation Manager shall have the right to provide notice of termination of the Class B Subsidiary Manager and the Class B Subsidiary Management Agreement, which termination shall be effective not sooner than sixty (60) days following the date on which it is given; provided, however, that HMA L.P. may deliver a Class B Subsidiary Call Right Notice pursuant to Section 6.15, and the Class B Subsidiary Manager shall continue to serve as the manager of the Class B Subsidiary, subject to the fee reductions described above, until the completion of the transactions contemplated by Section 6.15. However, if HMA L.P. elects not to deliver a Class B Subsidiary Call Right Notice, or fails to purchase the Foundation Entities interest in the Class B Subsidiary pursuant to Section 6.15, then the Foundation Manager shall have the right to provide notice of termination of the Class B Subsidiary Manager and the Class B Subsidiary Management Agreement, which termination shall be effective not sooner than thirty (30) days following the date on which it is given and any new manager appointed by the Class B Subsidiary must be approved by the Foundation Manager.

(b) To the extent there is a bona fide dispute as to whether the Class B Subsidiary Manager is satisfying the Community Benefit Standard with respect to the Class B Subsidiary, then the dispute shall be settled exclusively by arbitration, which shall be conducted at such place in the Atlanta, Georgia metropolitan area as may be specified by the arbitrator (or at any place upon which Foundation, HMA L.P., and the arbitrator agree), in accordance with the Rules. The arbitrator shall be selected from a list provided by the American Health Lawyers Association Alternative Dispute Resolution Service (the “Service”) within ten (10) days after the list is provided. A decision by the arbitrator shall be in writing and shall resolve the matter and be binding on the parties. Each party will pay one-half (1/2) of the cost of appointing and the fees of the arbitrator. If the arbitrator renders a decision that the Class B Subsidiary Manager is not satisfying the Community Benefit Standard, then the HMA Manager shall have thirty (30) days to correct the breach in all material respects. If the breach is not corrected in thirty (30) days, then the Foundation Manager may pursue the remedies provided in Sections 6.13(a).

(c) The parties acknowledge and agree that Foundation intends to enforce the Community Benefit Standard with respect to the Class B Subsidiary with the provisions in Section 6.13(a) of this Agreement.

(d) Once the Class B Subsidiary Manager cures a breach described in Section 6.13(a), and the Manager reimburses Foundation for its legal fees any costs incurred in any action brought pursuant to Section 6.13(a)(i) or 6.13(b) to enforce this Agreement (provided Foundation is the prevailing party), in all material respects, then the Class B Subsidiary Manager’s management fee will be reset, on a prospective basis, to the fee in effect immediately prior to the written notice of the breach.

Section 6.14 Management of Subsidiaries.

Subject to the provisions of this Agreement and the Class B Subsidiary Management Agreement, the Class B Subsidiary Manager shall have complete discretion, power and authority to manage and control the business operations of the Class B Subsidiary for the period the Class B Subsidiary Management Agreement is in effect. Subject to the provisions of this Agreement and the Class A Subsidiary Management Agreement, the Subsidiary Manager of the Class A Subsidiaries shall have complete discretion, power, and authority to manage the Class A Subsidiaries for the period the Class A Subsidiary Management Agreement is in effect.

Section 6.15 Class B Subsidiary Call Right.

At the times specified in this Agreement, HMA L.P. shall have a right or an obligation to provide the Company and Foundation with written notice (a “Class B Subsidiary Call Right Notice”) setting forth its intention to purchase all of Foundation’s Class B Sub Units. Following the delivery of a Class B Subsidiary Call Right Notice, (a) the Company will cause a distribution of the Class B Sub Units in accordance with Section 9.10, (b) HMA L.P. will be obligated to purchase the Class B Sub Units distributed to Foundation in accordance with Section 9.10, and (c) Foundation will be obligated to sell such Class B Sub Units to HMA L.P., at a purchase price equal to the Fair Market Value of the Class B Sub Units distributed to Foundation (except for purchases occurring pursuant to Section 9.3(c)(ii), which shall be at the purchase price specified therein). In the event that HMA L.P. delivers a Class B Subsidiary Call Right Notice, the transaction contemplated by this Section 6.15 shall be consummated in accordance with Section 9.10.

ARTICLE VII

MEMBERS

Section 7.1 Membership Interests.

Each Member shall have a Membership Interest in the Company as set forth in this Agreement. Membership Interests will not be certificated.

Section 7.2 Members.

The names of the Members and their respective Percentage Interests as of the date hereof are as follows:

Name & Address	Percentage Interest
Carolinas JV Holdings, L.P.	50.0%
Foundation Health Systems Corp.	50.0%

Any change to the aforesaid Percentage Interests shall not result in a change to the Foundation Class A Contractual Interest unless Foundation gives its prior written approval to a separate written amendment describing the changes to the Foundation Class A Contractual Interest.

Section 7.3 Representations and Warranties.

Each party (including any transferee contemplated by Section 9.5(c)) represents and warrants to the other parties as follows:

(a) such party has all requisite power and authority and full legal capacity to enter into and deliver this Agreement and to perform all of its obligations hereunder;

(b) this Agreement has been duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms;

(c) such party (i) acknowledges that its Membership Interest has not been registered under the Securities Act of 1933 (the “Securities Act”) or any state securities laws (ii) is acquiring its Membership Interest hereunder for its own account, for investment, and not with a view to, or for resale in connection with, any distribution thereof, and has no present intention of selling or otherwise transferring its Membership Interest or any interest therein, (iii) is an “accredited investor”, as that term is defined in the Securities Act, and the rules and regulations promulgated thereunder; and

(d) the execution and delivery by such party of this Agreement, the consummation of all of the transactions contemplated hereby and the performance by such party of all of its obligations hereunder, will not violate, conflict with, or result in the breach of, or constitute a default under, any agreement or commitment to which such party is a party or by which such party or its assets is bound.

Section 7.4 Issuance of Additional Membership Interest.

The Board of Managers shall have the authority to authorize and issue additional Membership Interest and to create new classes and series of Membership Interests for the Company, and to designate the relative rights, powers, preferences and limitations of such classes and series of Membership Interests. The Board of Managers may amend this Agreement to the extent necessary to reflect the issuance of any additional Membership Interest or any new class or series of Membership Interests and the rights and privileges thereof, including the allocations and distributions to be made to such class or series of Membership Interest.

Section 7.5 Conflicts of Interest.

(a) General. Except as otherwise provided by this Agreement or any other agreement between the Company and a Member, a Member may have other business interests and may engage in other activities in addition to those relating to the Company. Neither the Company nor any other Member shall have any right pursuant to this Agreement to share or participate in such other business interests or activities or to the income or proceeds derived therefrom. Except as otherwise provided by this Agreement or any other agreement between the Company and a Member, a Member shall incur no liability to the Company or any other Member as a result of engaging in any other business interests or activities. Subject to the terms of this Agreement, the Company or a Subsidiary may transact business with a Member or an Affiliate of a Member, or an officer or an agent thereof, provided the terms of those transactions are no less favorable than those the Company or Subsidiary could obtain from unrelated third parties and the parties comply with the Conflict of Interest Policy. The Company hereby adopts, and shall cause each Subsidiary to adopt the Conflict of Interest Policy.

(b) Class A Subsidiaries. The Class A Subsidiaries shall have the unrestricted right and freedom to compete with HMA, HMA L.P., or their respective Affiliates. Neither the Foundation Manager, the Class A Subsidiary Manager, nor Foundation, Novant, or their respective Affiliates shall have any fiduciary duty or other duty or obligation which would impose on it any restriction whatsoever in competing with HMA, HMA L.P., or their respective Affiliates.

(c) Class B Subsidiary. The Class B Subsidiary shall have the unrestricted right and freedom to compete with Foundation, Novant or their respective Affiliates. Neither the HMA Manager, the Class B Subsidiary Manager, nor HMA, HMA L.P., or their respective Affiliates shall have any fiduciary duty or other duty or obligation which would impose on it any restriction whatsoever in competing with Foundation, Novant, or their respective Affiliates.

Section 7.6 Lack of Authority.

Except as otherwise expressly provided herein, no Member (unless also a Manager, but subject to the provisions of Article 6) has the authority or power to act for or on behalf of the Company in its capacity as a Member, to do any act that would be binding on the Company, or to incur any expenditures on behalf of the Company.

Section 7.7 Member Meetings.

(a) Meetings. No annual meeting of the Members shall be required. Special meetings of the Members may be called by any Member. Meetings of the Members shall be held at the principal office of the Company or such other place as may be fixed by the Board of Managers and designated in the notice of the meeting.

(b) Notice. Notice of any meeting of the Members shall be given by the Board of Managers to all Members no fewer than ten (10) days and no more than sixty (60) days prior to the date of the meeting. Notices shall be delivered in the manner set forth in Section 12.2 and shall specify the purpose or purposes for which the meeting is called. The attendance of a Member at any meeting shall constitute a waiver of notice of such meeting, except where a Member attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

(c) Quorum. Both Members shall be required to constitute a quorum for transaction of business at any meeting of the Members. The Members will use good faith efforts to attend all meetings so that a quorum will exist.

(d) Manner of Acting. Unless a different vote or approval is expressly required pursuant to the terms of this Agreement, the unanimous vote of both Members shall be the act of the Members.

(e) Action Without Meeting. Any action required to be taken at a meeting of the Members or any other action which may be taken at a meeting of the Members may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by both Members.

(f) Telephonic Meetings. The Members may participate in and act at any meeting of Members through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such meeting shall constitute attendance and presence in person at the meeting of the person or persons so participating.

(g) Proxies. Each Member entitled to vote at a meeting of Members or to express consent or dissent to action in writing without a meeting may authorize another Person or Persons to act for him by proxy. Such proxy shall be delivered to the principal offices of the Company or the meeting prior to the taking of any action based in whole or in part upon the authorization of such proxy, but no proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

ARTICLE VIII

INDEMNIFICATION

Section 8.1 Liability of Members and Managers.

No Member shall be obligated to make any contribution to the capital of the Company other than as provided by Article 3 or Section 5.1(c) hereof. No Member or Manager (including a Person having more than one such capacity) shall be liable to third parties for any debts, obligations or liabilities of the Company or of each other, whether arising in tort, contract or otherwise, solely by reason of being a Member or Manager, or acting (or omitting to act) in such capacity, or participating (as an employee, consultant, contractor or otherwise) in the conduct of the business of the Company.

Section 8.2 Indemnification of Members and Managers.

The Company shall indemnify, defend and hold harmless each Member and Manager and their respective heirs, beneficiaries, legal representatives, Affiliates (other than the Subsidiaries), officers, directors, attorneys and employees (each, an “Indemnified Party”), from and against any and all actual or alleged losses, claims, damages, liabilities, costs and/or expenses (collectively, “Damages”) of any nature whatsoever, including without limitation attorneys’ fees, arising out of or in connection with any action taken or omitted by a Member or Manager pursuant to authority granted by or otherwise in connection with this Agreement; provided, however, that no indemnification may be made to or on behalf of any Indemnified Party if a judgment or other final adjudication adverse to the Indemnified Party establishes, or it is established by one of the means set forth in Section 8.4, (a) that the Indemnified Party’s acts were committed in breach of this Agreement, were committed in bad faith, or were the result of willful misconduct or gross negligence, or (b) that the Indemnified Party personally gained in fact a financial profit or other advantage to which such Indemnified Party was not legally entitled. Any indemnity under this Section 8.2 shall be paid out of, and to the extent of, Company assets only, including insurance proceeds if available.

Section 8.3 Advancement of Expenses.

All expenses reasonably incurred by an Indemnified Party in connection with a threatened or actual action or proceeding with respect to which such Person is or may be entitled to indemnification under this Article VIII shall be advanced or promptly reimbursed by the Company to such Indemnified Party in advance of the final disposition of such action or proceeding upon receipt of an undertaking by such Indemnified Party or on such Indemnified Party’s behalf to repay the amount of such advances, if any, as to which such Indemnified Party is ultimately found not to be entitled to indemnification or, where indemnification is granted, to the extent such advances exceed the indemnification to which such Indemnified Party is entitled.

Section 8.4 Approval of Indemnification Payments.

Indemnification payments by the Company hereunder may be made only following a determination that the Indemnified Party did not act in breach of this Agreement, act in bad faith, or engage in willful misconduct or gross negligence in the performance of duty with respect to the matters in question. If a judgment or other final adjudication adverse to the Indemnified Party establishes that the Indemnified Party acted in breach of this Agreement, acted in bad faith, or was liable or guilty by reason of willful misconduct or gross negligence in the performance of duty, such adjudication shall be conclusive. If there shall be no judgment or final adjudication, the determination shall be made by a written legal opinion of independent legal counsel jointly selected by Foundation and HMA, in a written opinion, or in accordance with any other reasonable procedures prescribed by the Board of Managers prior to the assertion of the claim from which such indemnification is sought.

Section 8.5 Contractual Article.

No repeal or amendment of this Article VIII, insofar as it reduces the extent of the indemnification of any Person who could be an Indemnified Party shall, without the written consent of such Person, be effective as to such Person with respect to any event, act or omission occurring or allegedly occurring prior to the (a) date of such repeal or amendment if on that date such Person is not serving in any capacity for which such Person could be an Indemnified Party or (b) the thirtieth (30th) day following delivery to such Person of written notice of such amendment as to any capacity in which such Person is serving on the date of such repeal or amendment for which such Person could be an Indemnified Party. No amendment of the Act shall, insofar as it reduces the permissible extent of the right of indemnification of a Indemnified Party under this Article VIII, be effective as to such Indemnified Party with respect to any event, act or omission occurring or allegedly occurring prior to the effective date of such amendment. This Article VIII shall be binding on any successor to the Company, including any limited liability company, corporation or other entity which acquires all or substantially all of the Company’s assets.

Section 8.6 Insurance.

The Company may, but need not, maintain insurance insuring the Company, Members or Persons entitled to indemnification under this Article VIII for liabilities against which they are entitled to indemnification under this Article VIII or insuring such Persons for liabilities against which they are not entitled to indemnification under this Article VIII.

Section 8.7 Non-Exclusivity.

The indemnification provided by this Article VIII shall not be deemed exclusive of any other rights to which any Person covered hereby may be entitled other than pursuant to this Article VIII. The Company, upon approval by the Board of Managers, is authorized to enter into agreements with any such Person or Persons providing them rights to indemnification or advancement of expenses in addition to the provisions heretofore provided in this Article VIII to the full extent permitted by law.

Section 8.8 Indemnification of Employees or Agents.

The Company may indemnify and advance expenses to an employee or agent of the Company to the same extent and subject to the same conditions under which the Company may indemnify and advance expenses to a Member or Manager under this Article VIII; and the Company may indemnify and advance expenses to Persons who are not or were not Members or Managers, employees or agents of the Company, but who are or were serving at the request of the Company as a manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic limited liability company, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in such a capacity or arising out of such Person’s status as such a Person to the same extent that the Company may indemnify and advance expenses to a Member or Manager under this Article VIII.

ARTICLE IX

TRANSFERS

Section 9.1 Company’s Restriction on Transfers.

The Company shall neither cause nor permit the Transfer of any Membership Interest or any membership interest held by the Company in a Subsidiary to be made on its books unless the Transfer is permitted by this Agreement and has been made in accordance with its terms. HMA L.P. shall neither cause nor permit the Transfer of any of its general or limited partnership interests (the “HMA Partnership Interest”) or its Membership Interest unless the Transfer is permitted by this Agreement and has been made in accordance with its terms. Foundation shall neither cause nor permit the Transfer of its Membership Interest unless the Transfer is permitted by this Agreement and has been made in accordance with its terms.

Section 9.2 Transfers Prohibited by Company’s Agreements.

Notwithstanding anything to the contrary contained in this Agreement, no Transfer of any Membership Interest, or the HMA Partnership Interest shall be consummated if the Transfer would violate any provision of this Agreement. The Company shall not enter into any agreements with third parties restricting the transfer of Membership Interests by the existing Members as of the original date of this Agreement without the prior written approval of the Member to be restricted.

Section 9.3 Permitted Transfers.

(a) No Foundation Entity may Transfer any of its Membership Interest, Foundation Class A Economic Interest or Foundation Class B Economic Interest now or hereafter owned by any of them except for the following Transfers to the following Persons (each, a “Foundation Permitted Transferee”), and only after compliance with the provisions of Section 9.4:

(i) any Transfer to an HMA Entity;

(ii) any Transfer to any Person with the prior written consent of HMA L.P.;

(iii) any Transfer to any Person which is, both immediately before and immediately after such Transfer, a wholly owned or controlled (directly or indirectly) Affiliate of Foundation or Novant;

(iv) any Transfer expressly permitted by Section 5.4 or any other provision of this Agreement; or

(v) any Transfer to any Person after expiration of the Restricted Period which is in full compliance with the provisions of Section 9.5.

(b) No HMA Entity may Transfer any of its Membership Interest, its HMA Class A Economic Interest, its Class B Economic Interest, or HMA Partnership Interests now or hereafter owned by any of them except for the following Transfers to the following Persons (each, an “HMA Permitted Transferee”), and only after compliance with the provisions of Section 9.4:

(i) any Transfer to a Foundation Entity;

(ii) any Transfer to any Person with the prior written consent of Foundation;

(iii) any Transfer to any Person which is, both immediately before and immediately after such Transfer, a wholly owned (directly or indirectly) Affiliate of HMA;

(iv) any Transfer expressly permitted by Section 5.4 or any other provision of this Agreement;

(v) any Transfer to any Person after expiration of the Restricted Period which is in full compliance with the provisions of Section 9.5; or

(vi) any Transfer of the HMA Partnership Interest to Bank of America, N.A., in its capacity as collateral agent under the Loan Documents (as defined in that certain Credit Agreement, dated as of February 16, 2007, by and among HMA, Bank of America, N.A., Wachovia Bank, National Association, Citibank, JPMorgan Chase Bank, N.A. and SunTrust Bank and the other lenders party thereto (the “Credit Agreement”)), or any successor collateral agent thereto, as well as the Transfer of the HMA Partnership Interest that is the result of an exercise by any collateral agent under the Loan Documents of its security interest in the HMA Partnership Interest. Notwithstanding the preceding provisions of this clause (vi), in the event that Bank of America, NA, or any successor collateral agent, exercises its rights as a secured party under the Loan documents in a manner that causes, or is intended to cause, a Transfer of the HMA Partnership Interest, Foundation shall have the right to purchase the Membership Interest of HMA, L.P. hereunder for a price equal to its Fair Market Value. In the event HMA or HMA L.P. receives notice that Bank of America, N.A., or any successor collateral agent, intends to exercise its secured party rights in a manner that is intended to cause a transfer of the HMA Partnership Agreement, it shall give written notice to Foundation of the same. For a period of thirty (30) days from the later of (i) the date on which said notice is given by HMA L.P. or HMA, or (ii) the date Foundation has actual knowledge of the pending or actual purchase by Bank of America, N.A. or any successor collateral agent under the Credit Agreement, of the HMA Partnership Interest, Foundation may give written election to HMA and HMA L.P. that it intends to purchase Membership Interests of HMA L.P. hereunder. In the event Foundation gives such notice, the purchase price for the aforesaid Membership Interest shall be its Fair Market Value, and the closing of the purchase shall occur within thirty (30) days of the date that the Fair Market Value of the Membership Interest is determined. At the closing, Foundation shall deliver the purchase price by wire transfer of immediately available funds, and shall receive from HMA L.P. (a) a written representation and warranty that it is delivering good title to the Membership Interest, free and clear of all Encumbrances (other than those created by this Agreement); (b) the payment of all necessary transfer taxes, if any; and (c) the written resignation of the HMA Manager, the Class B Subsidiary Manager, and any other representative of HMA L.P. or HMA serving as an officer or in any other capacity.

(c) In the event of a Change of Control of HMA, HMA L.P., or any other Participant, or within eighteen (18) months following the consummation of a transaction that would have otherwise constituted a Change of Control but for the retention of HMA’s senior executive management team, upon the termination of the employment with the surviving entity or acquiring Person(s) of at least two members of HMA’s senior executive management team (the “Triggering Termination of Employment”), Foundation shall have the following rights:

(i) With respect to the Class A Subsidiaries, and without regard to whether the Restricted Period has expired, Foundation shall have a right to initiate the rights and procedures set forth in Section 9.6 by providing the Company and HMA L.P. with a Call Right Notice in the manner provided by and subject to the terms of Section 9.6. Any Call Right Notice provided by Foundation pursuant to this Section will be given within sixty (60) days following the earlier of (i) the date on which HMA provides Foundation with notice of the Change of Control or the Triggering Termination of Employment or (ii) the date on which Foundation has actual knowledge of the Change of Control or the Triggering Termination of Employment.

(ii) With respect to the Class B Subsidiary, and without regard to whether the Restricted Period has expired, Foundation shall have a right to initiate the rights and procedures set forth in this Section by providing the Company and HMA L.P. with written notice (a “Class B Change of Control Notice”). Any Class B Change of Control Notice provided by Foundation pursuant to this Section will be given within sixty (60) days following the earlier of: (i) the date on which HMA provides Foundation with notice of the Change of Control or the Triggering Termination of Employment, or (ii) the date on which Foundation has actual knowledge of the Change of Control or the Triggering Termination of Employment. Following delivery of a Class B Change of Control Notice, (a) the Class B Sub Units will be distributed to HMA L.P. and Foundation pursuant to Section 9.10, (b) HMA L.P. will be obligated to purchase the Class B Sub Units so distributed to Foundation, and (c) Foundation will be obligated to sell such Class B Sub Units to HMA L.P., at a purchase price equal to the greater of (i) the Fair Market Value of the Class B Sub Units distributed to Foundation or (ii) One Hundred Fifty Million Dollars ($150,000,000). In the event that Foundation delivers a Class B Change of Control Notice, the transaction contemplated by this Section 9.3(c)(ii) shall be consummated in accordance with Section 9.10.

Section 9.4 Agreement of Certain Transferees.

(a) Notwithstanding any other provision of this Agreement to the contrary, no Transfer of the Foundation Entities’ Membership Interest to a Foundation Permitted Transferee will be effective unless each such Foundation Permitted Transferee, as a precondition to the Transfer, becomes a party to this Agreement by dating and executing a copy of this Agreement and delivering it to HMA L.P. and Foundation. In such event, such Foundation Permitted Transferee will be bound, as of the date of such execution and delivery, by all of the terms and conditions hereof as they apply to the Foundation Entities.

(b) Notwithstanding any other provision of this Agreement to the contrary, no Transfer of the HMA Entities’ Membership Interest to any HMA Permitted Transferee will be effective unless each such HMA Permitted Transferee, as a precondition to the Transfer, becomes a party to this Agreement by dating and executing a copy of this Agreement and delivering it to HMA L.P. and Foundation. In such event, such HMA Permitted Transferee will be bound, as of the date of such execution and delivery, by all of the terms and conditions hereof as they apply to the HMA Entities.

Section 9.5 Right of First Refusal; Other Repurchase Events.

(a) If a Member (the “Member Transferring Membership Interest”) wishes to Transfer all (but not less than all) of its Membership Interest at any time following expiration of the Restricted Period in a bona fide transaction with a Person which is not, both immediately before and immediately after such Transfer, an Affiliate directly or indirectly wholly owned or controlled by such Member, then the Member Transferring Membership Interest will first give to the other Member (the “Member Acquiring Membership Interest”) notice of such intention (the “Offering Notice”). The Offering Notice will state the name of the proposed transferee and all of the terms and conditions of the proposed Transfer, and will constitute the Member Transferring Membership Interest’s offer to sell all of its Membership Interest to the Member Acquiring Membership Interest as provided by this Section 9.5. Upon receipt of the Offering Notice, the Member Acquiring Membership Interest will then have the option, exercisable by notice given to the Member Transferring Membership Interest within thirty (30) days following the date on which the Member Acquiring Membership Interest received the Offering Notice, to purchase all of the Membership Interest of the Member Transferring Membership Interest at the bona fide purchase price offered by the proposed transferee and stated in the Offering Notice (the “First Refusal Purchase Price”), and on the same terms and conditions stated in the Offering Notice; provided, however, the closing of said purchase shall occur at the time specified in Section 9.5(d). If, upon the expiration of the Member Acquiring Membership Interest’s thirty (30) day option period, the Member Acquiring Membership Interest has not exercised such option by purchasing all of the Membership Interest of the Member Transferring Membership Interest, then the Member Transferring Membership Interest will be free to Transfer all (but not less than all) of its Membership Interest, but only: (a) to the same transferee stated in its Offering Notice; (b) upon terms and conditions no more favorable to transferee than those stated in its Offering Notice; and (c) after compliance with the provisions of this Section 9.5. Such Transfer must be completed within sixty (60) days following the expiration of the Member Acquiring Membership Interest’s thirty (30) day option period, and if it is not so completed, then the Membership Interest of the Member Transferring Membership Interest will again be restricted by, and may not be Transferred without full compliance with, the restrictions set forth in this Agreement, including the provisions of this Section 9.5.

(b) If: (i) voluntary proceedings by any Member are commenced under any provision of any federal or state act relating to bankruptcy or insolvency (or, in the case of HMA L.P., such proceedings are commenced against HMA, or, in the case of Foundation, such proceedings are commenced against Novant); or (ii) involuntary proceedings are commenced against any Member (or, in the case of HMA L.P., are commenced against HMA or, in the case of Foundation, such proceedings are commenced against Novant) under any provision of any federal or state act relating to bankruptcy or insolvency, and such proceedings are not stayed or dismissed within one hundred twenty (120) days after commencement; or (iii) any Encumbrance on any Membership Interest of any Member is noticed for foreclosure, the Membership Interest is scheduled, intended, or proposed to be sold or transferred in any manner as a consequence of the Encumbrance, or is otherwise realized upon; or (iv) any judgment is obtained in any legal or equitable proceeding against any Member and the Transfer of any of its Membership Interest is contemplated under legal process as a result of such judgment; or (v) pursuant to any other form of legal or equitable proceeding or process any Membership Interest of any Member is contemplated to be sold or otherwise Transferred either voluntarily or involuntarily; (vi) exclusion of any Member (or, in the case of HMA L.P., exclusion of HMA or, in the case of Foundation, exclusion of Novant) from participation in Medicare and Medicaid programs; or (vii) any Member (or, in the case of HMA L.P., HMA or, in the case of Foundation, Novant) is convicted of felony criminal charges (each, a “Disposition Event”); then such Member (the “Disposing Member”) will automatically be deemed to have offered, as of the day preceding the date of the Disposition Event, all of its Membership Interest for sale to the other Member (the “Acquiring Member”). The Acquiring Member will have the option, exercisable by notice given to the Disposing Member within thirty (30) days following the date on which the Acquiring Member received notice of the Disposition Event, to require the Disposing Member to sell to the Acquiring Member all of the Disposing Member’s Membership Interest at the Fair Market Value of such Membership Interest, determined as of the date of the Disposition Event. In such case, the closing of the sale shall occur at a time specified in Section 9.5(d). If, upon the expiration of the Acquiring Member’s thirty (30) day option period, the Acquiring Member has not exercised such option to purchase all of the Disposing Member’s Membership Interest, and if the Disposing Member is required to Transfer any of its Membership Interest in connection with the Disposition Event, then the Disposing Member may Transfer its Membership Interest as is necessary to satisfy its obligations arising out of the Disposition Event, but only after compliance with the provisions of Section 9.5(d). Notwithstanding the foregoing, in the event that a Disposition Event occurs with respect to Foundation or Novant and HMA L.P. elects to acquire Foundation’s Membership Interest under this Section 9.5(b), Foundation shall have a right, for a period of thirty (30) days after HMA L.P. provides notice under this Section 9.5(b), to initiate the rights and procedures under Section 9.6 regardless of whether the Restricted Period has expired, in which case the Fair Market Value of Foundation’s Membership Interest being purchased by HMA L.P. under this Section 9.5 shall exclude the Fair Market Value of the Class A Subsidiaries. In the event that the transactions contemplated under this Section 9.5(b) are consummated prior to closing the transactions contemplated under Section 9.6, the Company’s, Foundation’s and HMA L.P.’s rights and obligations under this Section 9.5(b) and Section 9.6 shall continue until the transaction under Section 9.6 is completed.

(c) Notwithstanding any other provision of this Agreement to the contrary, no Transfer of any Member’s Membership Interest to a Person other than the other Member will be effective unless each such transferee, as a precondition to the Transfer, becomes a party to this Agreement by dating and executing a copy of this Agreement and delivering it to HMA L.P. and Foundation. In such event, such Person will be bound, as of the date of such execution and delivery, by all of the terms and conditions hereof as they apply to the Member whose Membership Interest have been transferred.

(d) The closing of the purchase of Membership Interest under this Section 9.5 will occur at a place and time selected by the Member purchasing the Membership Interest; provided, however, the closing shall occur within one hundred twenty (120) days of the date the purchasing Member exercised its option to purchase the Membership Interest. At such closing, the Member purchasing the Membership Interest will deliver to the Member Transferring such Membership Interest the price as determined herein, by wire transfer of immediately available funds, against delivery by the Member Transferring such Membership Interest of: (a) a written representation and warranty of such Member to the other Member that such Person has and is delivering good title to all of the Membership Interest, free and clear of all Encumbrances (other than those created by this Agreement); (b) the payment of all necessary transfer taxes, if any; and (c) the written resignation of the Manager appointed by the Member Transferring such Membership Interest and of all representatives of such Member serving as an officer or, in any other capacity, of a Subsidiary.

(e) The right of first refusal and sale process described in the preceding provisions of this Section 9.5 shall apply equally to proposed transfers by HMA or its Affiliates of an HMA Partnership Interest not permitted by Section 9.3(b), and upon a proposed transfer of such HMA Partnership Interest, Foundation shall have the same right of first refusal that it has with respect to transfers by HMA L.P. of its Membership Interest in the Company.

(f) In the event that Louisburg is excluded from participation in the Medicare or Medicaid Programs as a result of the alleged failure of Louisburg to meet certain conditions to participation as set forth in that certain letter dated March 17, 2008 addressed to Franklin Regional Medical Center from the Centers for Medicare and Medicaid Services (the “March 17 Letter”), then Foundation shall have the right to initiate the rights and procedures under this Section 9.5(f) by giving written notice to HMA L.P. within thirty (30) days after the date on which Louisburg is excluded from participation in the Medicare or Medicaid Programs (such notice being a “Louisburg Repurchase Triggering Notice”). Following the submission of a Louisburg Repurchase Triggering Notice to HMA L.P., the Company will distribute ninety-nine percent (99.0%) of the issued and outstanding ownership interests of Louisburg to Foundation and one percent (1.0%) of the issued and outstanding ownership interests of Louisburg to HMA L.P. (collectively, the “Louisburg Units”). Following the distribution of the Louisburg Units to HMA L.P. and Foundation, HMA L.P. shall be obligated to repurchase the Louisburg Units distributed to Foundation at an aggregate purchase price of Fifty Million Dollars ($50,000,000), which shall be paid in immediately available funds upon closing. The closing of the purchase of Louisburg Units by HMA L.P. under this Section 9.5(f) shall occur within thirty (30) days following the date on which the Louisburg Repurchase Triggering Notice is given.

Section 9.6 Class A Subsidiary Call Right.

At any time following expiration of the Restricted Period, Foundation shall have a right to initiate the rights and procedures set forth in this Section 9.6 by providing the Company and HMA L.P. with written notice (a “Call Right Notice”). Promptly (but in no event more than forty-five (45) days) following the receipt by the Company of a Call Right Notice, the Company will distribute ninety-nine percent (99.0%) of the issued and outstanding Class A Sub Units to Foundation and one percent (1.0%) of the issued and outstanding Class A Sub Units to HMA L.P. Following the distribution of the Class A Sub Units to Foundation and HMA L.P., Foundation shall be obligated to purchase the Class A Sub Units distributed to HMA L.P., and HMA L.P. shall be obligated to sell to Foundation the Class A Sub Units so distributed. The sale will be completed in accordance with the Class A Sub Unit Transfer provisions described in Section 9.9.

Section 9.7 Class A Subsidiary Redemption Right.

At any time following expiration of the Restricted Period, HMA L.P. shall have a right to initiate the rights and procedures set forth in this Section 9.7 by providing the Company and Foundation with written notice (a “Class A Sub Redemption Notice”). Promptly (but in no event more than forty-five (45) days) following the receipt by the Company of a Class A Sub Redemption Notice, the Company will distribute ninety-nine percent (99.0%) of the issued and outstanding Class A Sub Units to Foundation and one percent (1.0%) of the issued and outstanding Class A Sub Units to HMA L.P. Following the distribution of the Class A Sub Units to Foundation and HMA L.P., Foundation shall be obligated to purchase the Class A Sub Units distributed to HMA L.P., and HMA L.P. shall be obligated to sell to Foundation the Class A Sub Units so distributed. The sale will be completed in accordance with the Class A Sub Unit Transfer provisions described in Section 9.9.

Section 9.8 Fair Market Value.

(a) For purposes of this Agreement, “Fair Market Value” means fair market value as determined by one mutually agreed upon independent Qualified Appraiser. If the parties are unable to agree upon a single Qualified Appraiser within ten (10) days, then each party will select a Qualified Appraiser, and the two Qualified Appraisers so selected shall mutually agree upon a third Qualified Appraiser. The Qualified Appraiser(s) shall determine the Fair Market Value of an interest in the Company, a Subsidiary, or the Class A Sub Units or Class B Sub Units, as applicable, assuming a transaction between a willing buyer and willing seller in a competitive and open market under all conditions requisite for a fair sale in which neither party is under abnormal pressure and in which both parties have full knowledge of all the relevant facts, and in its valuation of the Class B Sub Units, the Qualified Appraiser will treat any indebtedness owed by the Class B Subsidiary to HMA or an HMA Affiliate as working capital of the Class B Subsidiary. In performing its valuation, the Qualified Appraiser(s) will each interview both Members regarding the background and future prospects of the Company or the applicable Subsidiary. The value of an interest in the Company or a Subsidiary will be determined with no discounts for minority interest, lack of marketability or other similar discounts. In determining the value of any party’s Class A Sub Units, the value of the Youngsville Hospital and the Youngsville Operations, if any, will be disregarded. In the event there is more than one Qualified Appraiser and such Qualified Appraisers are unable to agree upon Fair Market Value within thirty (30) days after their engagement, Fair Market Value shall be determined by arbitration in accordance with Section 9.8(b) below. The cost and expense of such Qualified Appraiser(s) shall be borne equally by HMA L.P. and Foundation.

(b) Arbitration shall be by a single arbitrator experienced in the matters at issue and selected by HMA L.P. and Foundation in accordance with the American Health Lawyers Association Alternative Dispute Resolution Service Rules of Procedure for Arbitration (the “Rules”). The arbitrator shall be selected from a list provided by the American Health Lawyers Association Alternative Dispute Resolution Service. The arbitration shall be held in such place in the Atlanta metropolitan area as may be specified by the arbitrator (or any place upon which Foundation, HMA L.P. and the arbitrator may agree), and shall be conducted in accordance with the Rules and (regardless of any other choice of law provision in this Agreement) the United States Arbitration Act (9 U.S.C. §§ 1-16) to the extent not inconsistent with this Agreement. The decision of the arbitrator shall be in writing and final and binding as to any matters submitted; and, if necessary, any decision may be entered in any court of record having jurisdiction over the subject matter or over the party against whom the judgment is being enforced. The cost and expense of the arbitration shall be borne equally by HMA L.P. and Foundation.

Section 9.9 Procedures for Transferring HMA L.P.’s Class A Sub Units to Foundation.

(a) In the event that HMA L.P.’s Class A Sub Units are required to be transferred to Foundation pursuant to any provision of this Agreement, including but not limited to Section 2.7, 9.6 or 9.7, Foundation and HMA L.P. shall follow the procedures set forth in this Section 9.9 with respect to the sale. The closing of the sale will occur within ten (10) business days following the date on which all Governmental Authorizations required for the transfer of the Class A Sub Units from HMA L.P. to Foundation have been obtained; provided, however, that if Foundation is making a cash payment to HMA L.P. in accordance with the subsequent provisions of this Section 9.9, the closing shall occur ten (10) days following the later of (a) the date the Fair Market Value of the Class A Sub Units is determined in accordance with Section 9.8, and (b) the date on which all Governmental Authorizations required for the transfer of the Class A Sub Units from HMA L.P. to Foundation has been obtained. At the closing, if it has not already done so, the Company will, irrespective of the Members’ respective Percentage Interests at the time of the Closing, distribute ninety-nine percent (99.0%) of the Class A Sub Units to Foundation and one percent (1.0%) of the Class A Sub Units to HMA L.P. On the closing date, HMA L.P. shall transfer all of its Class A Sub Units to Foundation (the “Class A Sub Unit Transfer”). In consideration therefor, Foundation shall cause Louisburg to transfer the Youngsville Property to HMA L.P., or to an Affiliate of HMA L.P. designated by HMA, provided the Youngsville Property is then owned by Louisburg and all Governmental Authorizations for the transfer of the Youngsville Property have been obtained. In the event the Youngsville Property is owned by Louisburg and Governmental Authorizations for its transfer have been obtained by the closing date, at the closing of the Class A Sub Unit Transfer, HMA will deliver the following to Foundation: (i) a written warranty and representation that it has and is delivering good title to all of its Class A Sub Units, free and clear of all Encumbrances; (ii) any certificates representing the Class A Sub Units, duly endorsed for transfer and with all necessary transfer taxes, if any, paid (or an assignment of the Class A Sub Units if the same are not certificated); and (iii) the written resignation of all representatives of HMA L.P. serving as a Manager, office, in any other capacity, of the Class A Subsidiaries. At the closing of the Class A Sub Unit Transfer, Foundation and Louisburg will deliver to HMA L.P., or an Affiliate of HMA L.P. designated by HMA, (x) a special warranty deed, in substantially the form attached hereto as Exhibit VII conveying good and marketable title to the Youngsville Property (the “Youngsville Deed”), and (y) a transfer agreement in substantially the form attached hereto as Exhibit VIII duly executed and delivered by the transferor of the Youngsville property (the “Transfer Agreement”). In connection with the Class A Sub Unit Transfer, the Company will make a cash distribution as set forth in Section 5.1(e).

(b) In the event Louisburg owns the Youngsville Property on the closing date but all necessary Governmental Authorizations for the transfer of the Youngsville Property to HMA L.P. have not been obtained by the closing date, the closing shall be delayed for a period of up to ninety (90) days, and shall occur within three (3) business days following the date on which all necessary Governmental Authorizations for the transfer of the Youngsville Property to HMA L.P. have been obtained. If, following the conclusion of such ninety (90) day period, all necessary Governmental Authorizations for the transfer of the Youngsville Property to HMA L.P. have not been obtained, the closing of the Class A Sub Unit Transfer will not be further postponed but at such closing HMA L.P. may elect to receive either (i) a cash payment in an amount equal to the fair market value, as of the closing date, of the Class A Sub Units transferred by HMA L.P. to Foundation, or (ii) a binding definitive agreement duly executed by Foundation and Louisburg, in a form mutually acceptable to Foundation and HMA L.P., providing for: (x) Foundation and Louisburg to transfer the Youngsville Property to HMA L.P. or its Affiliate designee on the date on which all Governmental Authorizations pertaining to the transfer have been obtained; (y) the delivery to HMA L.P., or its Affiliate designee, within three (3) days following the date on which Governmental Approvals for the transfer of the Youngsville Property are obtained, of the Youngsville Deed and the Transfer Agreement, each duly executed and delivered by the transferor of the Youngsville property; and (z) in the event HMA does not elect to receive Alternative Assets pursuant to Section 9.9(f) below and has not received the Youngsville Property, Foundation to make a cash payment to HMA L.P. in an amount equal to the fair market value of the Class A Sub Units transferred, as of the date on which the Class A Sub Units are transferred by HMA L.P. to Foundation, in the event a final, non-appealable determination is issued that Governmental Approvals for the transfer of the Youngsville Property cannot be obtained.

(c) If the Youngsville Property is transferred to HMA L.P. or its Affiliate designee under the preceding provisions of this Section 9.9, on the date of the transfer of the Youngsville Property, Louisburg on the one hand, and HMA L.P. or an Affiliate of HMA L.P. designated by HMA to receive the property, on the other hand, shall enter into a ground lease in substantially the form attached hereto as Exhibit IX with respect to the Youngsville Property for a fifteen (15) year term with renewal rights and an option to purchase at the end of the original and any renewal term, at fair market value rates, and on market terms and conditions, without taking into account the existence of value of any improvements paid for by the Company or any of its Affiliates that may then be located on the Youngsville Property. Notwithstanding the preceding provisions of this paragraph (c), Foundation may elect, by written notice to HMA, to not enter into the aforesaid ground lease in the event that all Governmental Authorizations required for the development of a Youngsville Property have not been obtained on the date of transfer of the Youngsville Property.

(d) Subject to Section 9.9(f), in the event the Youngsville Property is not owned by Louisburg on the date of closing, Foundation shall make a cash payment to HMA L.P. at the closing of the Class A Sub Unit Transfer in an amount equal to the fair market value, as of that date, of the Class A Sub Units transferred by HMA L.P. to Foundation.

(e) In connection with any transfer of the Youngsville Property to HMA L.P. or its Affiliates in accordance with any provision of this Agreement (including pursuant to Sections 2.7(c), 9.3(c), 9.6 or 9.7), the parties agree to work in good faith, cooperate and assist each other in all reasonable respects, and use all commercially reasonable efforts, including the expenditure of any necessary amounts and the filing of any permissible appeals or administrative remedies, to consummate such transfer to HMA L.P., including any cooperation, assistance and efforts necessary or desirable to obtain as promptly as practicable all Governmental Authorizations from any necessary Governmental Entity.

(f) In connection with a Class A Sub Unit Transfer, if a final, non-appealable determination is issued that Governmental Approvals for the transfer of the Youngsville Property to HMA L.P. cannot be obtained or if HMA L.P. determines in its reasonable discretion that the Youngsville Property cannot be transferred to HMA L.P. for any reason, at HMA L.P.’s request, the parties will negotiate and discuss in good faith alternative arrangement which may include the transfer to HMA L.P. or its Affiliate designee of different assets (“Alternate Assets”) (in lieu of cash or the Youngsville Property) in connection with the transfer to Foundation of HMA L.P.’s Class A Sub Units. Any such transfer of Alternate Assets must comply with applicable law. For the avoidance of doubt, the parties expressly agree and acknowledge that HMA L.P. and its Affiliates will not under any circumstances be required to receive cash in connection with a Class A Sub Unit Transfer and may instead elect to proceed pursuant to this Section 9.9(f) and enforce its provisions pursuant to Section 12.12 hereof. HMA L.P. will pay Foundation the amount by which the cost of Alternative Assets exceeds the Fair Market Value of the Class A Sub Units which HMA transfers to Foundation on the closing date of the Class A Sub Unit Transfer, and will reimburse Foundation for its costs and expenses (including its reasonable attorney fees) in connection with pursuing the Alternate Assets arrangement, including but not limited to reasonable attorney fees in purchasing the Alternate Assets and transferring them to HMA L.P. Said payment will be made at the closing the Alternate Asset arrangement.

Section 9.10 Procedures for Transferring Class B Sub Units.

In the event that HMA L.P. and Foundation initiate their respective rights to cause a transfer of the Class B Sub Units under Section 2.7, 2.12, 6.13, 6.15, 9.3(c)(ii) or any other provision hereof (a “Class B Sub Unit Transaction”), the Company, the party purchasing the Class B Sub Units in the Class B Sub Unit Transaction (the “Purchasing Party”) and the party Selling the Class B Sub Units in the Class B Sub Unit Transaction (the “Selling Party”) shall follow the procedures set forth in this Section 9.10. The closing of the Class B Sub Unit Transaction will occur within ten (10) business days following the later of (a) one hundred twenty (120) days from the date on which the Fair Market Value of the Class B Sub Units is determined in accordance with Section 9.8 and (b) the date on which all Governmental Approvals required for the transfer of the Class B Sub Units in the Class B Sub Unit Transaction have been obtained. In connection with the Class B Sub Unit Transaction, the Company will make a cash distribution as set forth in Section 5.1(f). At the closing of the Class B Sub Unit Transaction: (A) the Company, regardless of the Member’s respective Percentage Interests at the time of closing the Class B Sub Unit Transaction, will distribute thirty percent (30.0%) of the Class B Sub Units to Foundation and seventy percent (70.0%) of the Class B Sub Units to HMA L.P.; (B) the Selling Party will deliver the following to the Purchasing Party: (x) a written representation and warranty that it has and is delivering good title to all of its Class B Sub Units, free and clear of all Encumbrances, (y) any certificates representing its Class B Sub Units, duly endorsed for transfer and with all necessary transfer taxes, if any, paid (or an assignment of the Class B Sub Units if the same are not certificated) and (z) the written resignation of all representatives of the Selling Party serving as an director, officer or, in any other capacity, of the Class B Subsidiary; and (C) the Purchasing Party will deliver to the Selling Party the applicable purchase price, by wire transfer of immediately available funds.

Section 9.11 Youngsville Property.

Notwithstanding any other provision of this Agreement, any management agreement entered into with respect to the Class A Subsidiaries, or any other agreements between the parties, except for a transfer as a result of an eminent domain proceeding, the Youngsville Property may not be sold, leased, conveyed, distributed, exchanged or otherwise transferred to any Person other than HMA L.P. or its Affiliates in accordance with this Agreement, without the consent in writing of HMA, which may be withheld or conditioned by HMA in its sole and absolute discretion.

ARTICLE X

WITHDRAWAL, DISSOLUTION AND WINDING UP

Section 10.1 Member Withdrawal.

No Member may withdraw from the Company prior to the dissolution and winding up of the Company without the unanimous vote or written consent of the Members entitled to vote, unless all of such Member’s Membership Interest have been transferred pursuant to the terms of this Agreement. In the event that a Member withdraws from the Company in violation of this Agreement, such Member shall be liable to the Company for damages for breach of this Agreement and the Company shall have no obligation whatsoever to make any special distribution or payments under Section 18-604 of the Act to such Member as a result of such withdrawal.

Section 10.2 Dissolution.

The Company shall be dissolved and its affairs wound up, only upon the first to occur of the following events: (a) the expiration of the term of this Agreement, without renewal, pursuant to Section 2.7, (b) the unanimous vote or written consent of Members entitled to vote, (c) the entry of a decree of judicial dissolution under Section 18-802 of the Act, or (d) involuntary proceedings are commenced against the Company under any provision of any federal or state act relating to bankruptcy or insolvency.

Section 10.3 Winding Up.

Upon the dissolution of the Company, the Company shall cause the following actions to occur, in the following order of priority:

(a) The Company shall, regardless of the Members’ respective Percentage Interests at the time of dissolution, promptly distribute ninety-nine percent (99.0%) of the issued and outstanding Class A Sub Units to Foundation, and one percent (1.0%) of the issued and outstanding Class A Sub Units to HMA L.P.

(b) Following the distribution of the Class A Sub Units to HMA L.P. and Foundation, Foundation shall be obligated to purchase the Class A Sub Units distributed to HMA L.P., and HMA L.P. shall be obligated to sell the same to Foundation. The transaction shall be consummated in accordance with the terms and provisions of Section 9.9 (including the cash distribution pursuant to Section 5.1(e) that is referenced therein).

(c) The Class B Sub Units will be administered in accordance with Section 2.7(c)(iii) and Section 9.10 (including the cash distribution pursuant to Section 5.1(f) that is referenced therein).

Following the completion of the actions described above, the Board of Managers shall wind up the Company’s affairs and satisfy the Company’s liabilities. During this period, the Board of Managers shall continue to operate the Company and all of the provisions of this Agreement shall remain in effect. The Board of Managers shall liquidate the Company’s remaining assets (the “Remaining Assets”), other than the Class A Sub Units and Class B Sub Units, which will have been distributed under the preceding provisions of this paragraph. The Board of Managers shall notify all known creditors and claimants of the dissolution of the Company in accordance with the Act.

Section 10.4 Final Distribution.

The proceeds from the liquidation of the Company’s Remaining Assets shall be applied in accordance with subparagraphs (a) through (d) below. In the event the proceeds from the liquidation of the Company’s Remaining Assets are insufficient to pay the Company’s obligations set forth in paragraphs (a) through (d) below, the Members shall make Capital Contributions in amounts sufficient to satisfy the same. In the event Capital Contributions are required for this purpose, HMA shall make seventy percent (70.0%) of the total Capital Contributions required and Foundation shall make thirty percent (30.0%) of the total Capital Contributions required. The Remaining Assets (and, if applicable, the aforesaid Capital Contributions) shall be applied in the following order of priority:

(a) to the payment of all liquidating expenses, including accounting and legal fees, and all costs of sale;

(b) to creditors of the Company in satisfaction of the liabilities of the Company, whether by payment or by establishment of adequate reserves;

(c) to the Members for liabilities of the Company to such Members in their capacity as creditors of the Company;

(d) to the establishment of any reserves which the Board of Managers may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company arising out of or in connection with the Company, which reserves may, at the option of the Board of Managers, be paid over by the Board of Managers to an escrow agent, to be held by it for the purpose of disbursing such reserves in payment of any of the aforementioned contingencies, and, at the expiration of such period as the Board of Managers shall deem advisable, for distributing the balance thereunder remaining in the manner hereinafter provided; and

(e) the balance, if any, to the Members in accordance with their Percentage Interests.

Section 10.5 Certificate of Cancellation.

On completion of the distribution of Company assets as provided herein, the Company is terminated, and the Board of Managers (or such other Person or Persons as the Act may require or permit) shall file a certificate of cancellation with the Delaware Secretary of State, and take such other actions as may be necessary to terminate the Company.

ARTICLE XI

BOOKS, RECORDS AND ACCOUNTING

Section 11.1 Books and Records.

(a) The Company shall keep or cause to be kept complete and accurate books and records as required under Section 18-305(a) of the Act, as well as supporting documentation of transactions, with respect to the conduct of the Company’s business and the conduct of each Subsidiary’s business. The books and records shall be maintained in accordance with sound accounting practices and shall be available at the Company’s principal office.

(b) The Company will afford to the officers and authorized representatives and agents of the Members reasonable access to and the right reasonably to inspect the Company, the Subsidiaries, and their respective premises, facilities and books and records, including their respective financial and operating information; provided, however, that: (i) such right of inspection will not extend to books and records and other information that pertains to Affiliates of the other Member in which the inspecting Member has no direct or indirect equity interest (except that the Company, HMA and Foundation will be afforded reasonable access to and the right to inspect the records of each Subsidiary Manager relating solely to any fees charged and costs assessed by the Subsidiary Manager in connection with its performance of services); (ii) all agreements and covenants heretofore made by HMA L.P. and Foundation with respect to the protection of confidential information will continue in full force and effect with respect to confidential information of the Company, as if made by all of the HMA Entities and all of the Foundation Entities; and (iii) the Member’s access to employees or other personnel will be limited to senior management personnel of the Company or the applicable Subsidiary Manager, and the inspecting Member will not contact any such personnel without first having coordinated such contact with an officer of the other Member. Each Member shall ensure that its officers cooperates with the other Member with respect to such Member’s access and inspection rights hereunder. Each Member’s rights of access and inspection provided by this Section 11.1(b) will be made available at all reasonable dates and times but in such a manner as not to interfere unreasonably with the operations of the Company or the Subsidiary Managers. The foregoing will not be deemed or construed in any way to limit or restrict any rights or entitlements which the Managers may have under applicable law to inspect, review and/or have access to the premises, facilities, books, records and employees of the Company.

Section 11.2 Tax Information.

For each Tax Year, the Company shall send or shall cause to be sent to each Person who was a Member at any time during such Tax Year, on or before the fifteenth (15th) day of the sixth (6th) month of the following Tax Year, the tax information concerning the Company which is necessary for preparing the Persons’ income tax returns or information returns for that Tax Year.

ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.1 Amendment of the Certificate of Formation or this Agreement.

The Certificate of Formation and this Agreement may be amended by the vote or written consent of the Board of Managers; however, no amendment or other action taken hereunder shall eliminate or modify the Foundation Class A Contractual Interest without the prior written consent of Foundation pursuant to a resolution duly adopted by its Board of Directors.

Section 12.2 Notices.

Any notice, demand or communication required, permitted or desired to be given hereunder will be in writing and will be deemed effectively given when personally delivered, when received by facsimile transmission or overnight courier, or five days after being deposited in the United States mail, with postage prepaid thereon, by certified or registered mail, return receipt requested, in each case addressed as follows:

if to a Foundation Entity:

Foundation Health Systems Corp.

2085 Frontis Plaza Boulevard

Winston-Salem, North Carolina 27103

Attention: President

Facsimile: 336-718-9860

with a copy to:

Novant Health, Inc.

2085 Frontis Plaza Boulevard

Winston-Salem, North Carolina 27103

Attention: Paul M. Wiles, President and Chief Executive Officer

Facsimile: 336-718-9860

and

Novant Health, Inc.

2085 Frontis Plaza Boulevard

Winston-Salem, North Carolina 27103

Attention: Lawrence U. McGee, Senior Vice President and General Counsel

Facsimile: 336-277-9440

if to an HMA Entity or the Company:

Health Management Associates, Inc.

5811 Pelican Bay Boulevard, Suite 500

Naples, Florida 34108-2710

Attention: Gary D. Newsome

                  President and Chief Executive Officer

Facsimile: (239) 597-5794

with a copy to:

Health Management Associates, Inc.

5811 Pelican Bay Boulevard, Suite 500

Naples, Florida 34108-2710

Attention: Timothy R. Parry, Esq.

                 Senior Vice President and General Counsel

Facsimile: (239) 597-5794

or to such other address, and to the attention of such other Person or officer as any party may designate by notice given in like manner.

Section 12.3 Insurance.

The Company shall carry and maintain in force such insurance as the Board of Managers’ determines from time to time to be appropriate for the protection of the Company. The named insured under such insurance shall include the HMA Entities and the Foundation Entities. The premiums for such insurance shall be a cost and expense of the Company.

Section 12.4 Merger of Prior Agreements.

This Agreement, together with the Restructuring Agreement and the Clinical Affiliation Agreement, together with such other agreements referred to herein or therein or such other ancillary documents, certificates or other instruments executed in connection with any such agreement, contain the sole and entire agreement and understanding of the parties with respect to its subject matter as of the effective date hereof. The parties specifically acknowledge that in entering into and executing this Agreement, the parties rely solely upon the representations and agreements contained herein and therein and no others. Any and all prior discussions, negotiations, representations, commitments, and understandings relating thereto are hereby merged in this Agreement.

Section 12.5 Governing Law.

This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws. Venue of any action to enforce the terms of this Agreement shall be in Delaware.

Section 12.6 Waiver.

No consent or waiver, express or implied, by any Member to, or of any breach or default by, another or the performance by another of its obligations under this Agreement shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligation of such Member under this Agreement.

Section 12.7 Severability.

If any provisions of this Agreement or the application of the provisions of this Agreement to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the extent permitted by law.

Section 12.8 Captions.

The captions used in this Agreement are inserted for convenience only and are not part of this Agreement.

Section 12.9 Inferences.

Inasmuch as this Agreement is the result of negotiations among sophisticated parties of equal bargaining power represented by counsel, no inference in favor of, or against, any party will be drawn from the fact that any portion of this Agreement has been drafted by or on behalf of such party.

Section 12.10 Guaranty of Performance.

(a) HMA hereby ensures and guarantees to the Foundation Entities the full and timely performance by the HMA Entities of all of their duties, responsibilities and obligations under and pursuant to this Agreement and the duties, responsibilities and obligations of the Class B Subsidiary Manager under its management agreement with the Class B Subsidiary.

(b) Novant hereby ensures and guarantees to the HMA Entities the full and timely performance by the Foundation Entities of all of their duties, responsibilities and obligations under and pursuant to this Agreement and the duties, responsibilities and obligations of the Subsidiary Manager of the Class A Subsidiaries under its management agreement with each Class A Subsidiary.

Section 12.11 Further Actions.

Each party will execute, acknowledge, deliver, file, record and publish such certificates, instruments, agreements and other documents, and take all such further action as may be required by law or deemed by the Board of Managers to be necessary or useful in furtherance of the Members’ intentions underlying this Agreement and not inconsistent with the terms hereof.

Section 12.12 Specific Performance; Injunctive Relief.

Each Member agrees with the other Members that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the non-breaching Members may be entitled, at law or in equity, the non-breaching Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

Section 12.13 Binding Agreement.

Subject to express provisions herein to the contrary, this Agreement will inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and permitted assigns, and the rights and obligations of the parties hereunder will survive the Transfer of substantially all of the capital stock or assets of any party or a change in control of any party. Except as expressly provided herein, no party may assign any of its rights or obligations under this Agreement without the express written consent of both HMA and Foundation.

Section 12.14 No Rights Created in Third Persons.

Nothing contained in this Agreement will be construed as giving rise to any right to enforce its provisions to any Person not a party to this Agreement or an HMA Entity or a Foundation Entity under any legal theory.

Section 12.15 Counterparts Execution.

This Agreement may be executed in one or more counterparts each of which, when executed and delivered, shall be an original but all of which together shall constitute one and the same agreement.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers or partners, all as of the date and year first above written.

HEALTH MANAGEMENT ASSOCIATES, INC.

By:
Name: Timothy R. Parry
Title: Senior Vice President

CAROLINAS JV HOLDINGS, L.P.

By:
Name: Timothy R. Parry
Title: Senior Vice President

FOUNDATION HEALTH SYSTEMS CORP.

By:
Name: Gregory J. Beier
Title: President

NOVANT HEALTH, INC.

By:
Name: Dean Swindle
Title: Executive Vice-President, President-Ambulatory Services, and Chief Financial Officer

EXHIBIT I

Subsidiaries

Class A Subsidiaries

Gaffney H.M.A., LLC

Louisburg H.M.A., LLC

Class B Subsidiary

Mooresville Hospital Management Associates, LLC

EXHIBIT II

Youngsville Property

BEING all of that certain tract or parcel of land designated as Tract 2, containing 50.191 acres, according to a plat entitled “Survey for Nemo II Associates” having a survey date of May 9, 2008, prepared by Michael A. Moss of Cawthorne, Moss & Pancera, P.C., Professional Land Surveyors and recorded in Book of Maps 2008, Page 227, Franklin County Registry (the “Plat”), to which Plat is referenced for a more particular description (the “Property”).

TOGETHER WITH, but without warranty of title, all right, title and interest in and to the centerline of the right of way of U.S. Highway 1 which adjoins the Property on the East and shown on the Plat.

TOGETHER WITH, but without warranty of title, all right, title and interest in and to the centerline of the right of way of North Carolina Secondary Road Number 1134, commonly known as Long Mill Road, which adjoins the Property on the West and shown on the Plat.

The Youngsville Property was conveyed to Louisburg H.M.A., LLC by general warranty deed recorded by the Franklin County Register of Deeds on December 15, 2008 in Book 1711 at Page 765.

EXHIBIT III

Charity Care Policy

The Subsidiaries will provide charity care (financial assistance) to low-income uninsured patients. This service, along with other community benefit services, is essential to the Company’s mission fulfillment.

The purpose of this policy is to identify circumstances in which a Subsidiary may provide care at no cost to the patient commensurate with the patient’s ability to pay for services rendered. This includes a patient whose financial status makes it impractical or impossible to pay for medically necessary services.

1.	Eligibility Criteria. Eligibility criteria will be based upon the Federal Poverty Guidelines and will be updated annually in conjunction with published updates by the United States Department of Health and Human Services. Individuals who are uninsured and unable to access entitlement programs shall be eligible for full charity care based on established criteria.

2.	Full Charity Care. The basic standard for a full charity care write-off shall be patient annual family income that is less than or equal to 300% of the available current year Federal Poverty Guidelines.

3.	For Uninsured Patients Who Do Not Quality for Full Charity Care:

a.	All uninsured patients who do not quality for Full Charity Care, and who receive nonelective treatment at a Subsidiary, will be offered discount rates equal to the average managed care discounted price at that Subsidiary, a term that will be referred to as the “Average Managed Care Discount” (“AMCD”). The AMCD will never be at a discount level lower than 40%.

b.	In non-emergency situations, every uninsured patient who does not quality for Full Charity Care will be told the estimated average charges, as discounted, for anticipated services. In emergency situations, this will be done as soon as practicable under the circumstances.

4.	Financial Counseling. The Subsidiaries will provide financial counseling free of charge to all patients seeking treatment at the Subsidiary. Financial counseling for uninsured patients will include information concerning their right and duty to apply for financial assistance and charity care programs; their right to be referred to a designated employee or contract agent charged with responsibility for financial counseling regarding applying for financial assistance programs; the estimated average potential financial obligations they may incur; their right to settle their accounts through a schedule of regular payments if determined ineligible for government health care programs, charity care or other financial assistance; and their right to a determination on the financial assistance application as soon as reasonably possible following the submission of a completed application.

5.	Access. All patients will be offered the opportunity to apply for charity care.

6.	Written Application. A written financial assistance application providing all supporting data required to verify charity care eligibility will be maintained. Individuals applying for charity care should not have insurance coverage, Medicaid coverage, or exceed certain Federal Poverty thresholds.

7.	Applicants for Financial Assistance. The Subsidiary may bill but will refrain from attempting to collect fees from a patient who has applied for financial assistance and submitted all of the required documentation, while an eligibility determination on the patient’s completed application is pending. Further, the Subsidiary will suspend any collection actions under way once a completed application for financial assistance is filed.

8.	Time Requirements for Charity Determination. While it is desirable to determine the amount of charity for which a patient is eligible as close to the time of service as possible, there is no rigid limit in the time frame for charity determination. In some cases eligibility is readily apparent and a determination can be made before, on, or soon after the date of service. In other cases, a more thorough investigation may be necessary to determine eligibility (particularly when the patient has limited information or is unwilling to provide needed information).

9.	Notification. Once an eligibility determination has been made, a notification form will be sent to each applicant advising them of the Subsidiary’s decision. If the patient meets eligibility requirements, they will be designated as eligible to receive Full Charity Care.

10.	Payment Terms. The Subsidiary will offer reasonable payment terms and simple, flexible payment schedules to all uninsured patients whose balance is in excess of $1,000.

11.	Collection Policy. The Subsidiary will follow a written uniform collection policy, and shall follow established criteria prior to initiating litigation to collect on an uninsured patient’s account.

12.	Collection Agency. If a collection agency identifies a patient meeting the charity care eligibility criteria, the patient account may be considered charity care, even if the account was originally classified as a bad debt. Collection agency patient accounts meeting charity care criteria should be returned to the Subsidiary’s billing office and reviewed for charity care eligibility.

13.	Eligibility Period. The charity care eligibility period is six months from the date of the initial eligibility determination, unless over the course of that six month period the patient’s family income or insurance status changes to such an extent that the patient becomes ineligible.

14.	Homeless Patients. Patients without a payment source may be classified as charity if they do not have a job, mailing address, residence, or insurance. Consideration must also be given to patients who do not provide adequate information as to their financial status.

15.	Special Circumstances. Deceased patients without an estate or third party coverage will be eligible for charity. Patients who are in bankruptcy may also be eligible for charity.

16.	Authorization for Charity Adjustments. The Subsidiary’s chief financial officer is required to approve all charity care adjustments.

17.	Confidentiality. Confidentiality of information and individual dignity will be maintained for all who seek charitable services. The handling of personal health information will meet HIPAA requirements.

18.	Record Keeping. Records relating to potential charity care patients must be readily obtained. Consideration should be given to maintaining a central repository such as a document imaging system containing the patient’s financial condition and the charity care recommendation summary forms.

19.	Public Notice and Posting. The Subsidiary will make available to the public the assistance provided in this policy through various channels. These include but are not limited to: posting notices in a visible manner in locations with the high patient volume; providing information in statements sent to uninsured patients; posting information on the Subsidiary’s web site; and provided patients with guidelines outlining the types of financial assistance available.

EXHIBIT IV

CONFLICTS OF INTEREST POLICY

Article I

Purpose

The purpose of this conflicts of interest policy is to protect the interest of Carolinas Holdings, LLC (the “Company”) when it is contemplating entering into a transaction or arrangement that might benefit the private interest of a Member, an Affiliate of a Member, an officer or a member of the Board of Directors of the Company. This policy is intended to supplement but not replace applicable provisions of state laws governing conflicts of interest applicable to corporations.

Article II

Definitions

1.	Affiliate

With respect to any Person, any Persons directly or indirectly controlling, controlled by, or under common control with, such other Person at any time during the period for which the determination of affiliation is being made. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

2.	Interested Person

Any Member, an Affiliate of a Member, an officer or a member of the Board of Directors of the Company, or member of a committee with Board-delegated powers who has a direct or indirect Financial Interest, as defined below, is an Interested Person.

3.	Financial Interest

A person has a Financial Interest if the Person has, directly or indirectly, through business, investment, or family:

a.	an ownership or investment in any entity with which the Company has a transaction or arrangement;

b.	a compensation arrangement with the Company or with any entity or individual with which the Company has a transaction or arrangement; or

c.	a potential ownership or investment interest in, or compensation arrangement with, any entity or individual with which the Company is negotiating a transaction or arrangement.

Compensation includes direct and indirect remuneration as well as gifts or favors that are substantial in nature.

A Financial Interest is not necessarily a conflict of interest. Under Article III, Section 2, a person who has a Financial Interest may have a conflict of interest only if the appropriate Board or committee decides that a conflict of interest exists.

4.	Member

Each Person who executes a counterpart of that certain Limited Liability Company Agreement of Carolinas Holdings, LLC the (“Agreement”) as a member and each Person who thereafter becomes a member pursuant to the Agreement.

5.	Manager

Any Person designated as a Manager of the Company pursuant to the Agreement or any Management Agreement approved thereunder.

c.	Person

Any individual, corporation, limited liability company, partnership, trust, unincorporated association or other entity

Article III

Procedures

1.	Duty to Disclose

In connection with any actual or possible conflict of interest, an Interested Person must disclose the existence of his or her Financial Interest and all material facts to the Manager and members of committees with Board-delegated powers considering the proposed transaction or arrangement.

2.	Determining Whether a Conflict of Interest Exists

After disclosure of the Financial Interest and all material facts, and after any discussion with the Interested Person, he or she shall leave the Board or committee meeting while the determination of a conflict of interest is discussed and voted upon. The remaining Board or committee members shall decide if a conflict of interest exists.

3.	Procedures for Addressing the Conflict of Interest

a.	An Interested Person may make a presentation at the Board or committee meeting, but after such presentation, he/she shall leave the meeting during the discussion of, and the vote on, the transaction or arrangement which results in the conflict of interest.

b.	The chairperson of the Board or committee shall, if appropriate, appoint a disinterested person or committee to investigate alternatives to the proposed transaction or arrangement.

c.	After exercising due diligence, the Board or committee shall determine whether the Company can obtain a more advantageous transaction or arrangement with reasonable efforts from a person or entity that would not give rise to a conflict of interest.

d.	If a more advantageous transaction or arrangement is not reasonably attainable under circumstances that would not give rise to a conflict of interest, the Board or committee shall determine by a majority vote of the disinterested directors or committee members whether the transaction or arrangement is in the Company’s best interest and for its own benefit and whether the transaction is fair and reasonable to the Company and shall make its decision as to whether to enter into the transaction or arrangement in conformity with such determination.

4.	Violations of the Conflicts of Interest Policy

a.	If the Board or committee has reasonable cause to believe that a Member, an Affiliate of a Member, an officer or a member of the Board of Directors of the Company has failed to disclose an actual or possible conflict of interest, it shall inform the Person of the basis for such belief and afford the Person an opportunity to explain the alleged failure to disclose.

d.	If, after hearing the response of the Person and making such further investigation as may be warranted in the circumstances, the Board or committee determines that the Person has in fact failed to disclose an actual or possible conflict of interest, it shall take appropriate disciplinary and corrective action.

Article IV

Records of Proceedings

The minutes of the Board and all committees with Board-delegated powers shall contain:

1.	the names of the Persons who disclosed or otherwise were found to have a Financial Interest in connection with an actual or possible conflict of interest, the nature of the Financial Interest, any action taken to determine whether a conflict of interest was present, and the Board’s or committee’s decision as to whether a conflict of interest in fact existed.

e.	the names of the persons who were present for discussions and votes relating to the transaction or arrangement, the content of the discussion, including any alternatives to the proposed transaction or arrangement, and a record of any votes taken in connection therewith.

Article V

Compensation Committees

A voting member of any committee whose jurisdiction includes compensation matters and who receives compensation, directly or indirectly, from the Company for services is precluded from voting on matters pertaining to that member’s compensation.

Article VI

Annual Statements

Each Member, an Affiliate of a Member, principal officer or a member of the Board of Directors of the Company, and member of a committee with Board-delegated powers shall annually sign a statement which affirms that such person—

a.	has received a copy of the Conflicts of Interest Policy,

b.	has read and understands the policy, and

c.	has agreed to comply with the policy.

EXHIBIT V

Catastrophic Discount Policy

I.	SCOPE / PURPOSE

The Subsidiaries acknowledge that we serve patients who may or may not currently have insurance coverage and who do not qualify for their charity policy but remain unable to pay the full cost of their medical care.

The purpose of this policy is to identify circumstances in which the Subsidiaries may assist patients with meeting their financial obligations in a fair and equitable manner. We realize that out-of-pocket expenses continue to increase and we want to ensure a fair and consistent process to accommodate our patient’s financial needs. We are committed to establishing the appropriate guidelines and procedures for communicating our assistance guidelines to our patients, their families and our staff. Our goal is to educate our staff so they can better assist patients who are struggling to pay their bills.

II.	POLICY

A Catastrophic Discount will be given to uninsured patients or those covered by insurance whose outstanding patient balance places an unreasonable hardship in relationship to their financial resources based on established criteria.

Confidentiality of information and individual dignity will be maintained for all patients who seek discounts for our services. The handling of personal health information will meet HIPAA requirements.

Eligibility Criteria – individuals considered for this program must meet all of the following criteria:

A.	The remaining account balance after insurance payments must be at least $5,000.

B.	The account has received the expected payment from the insurance company (if applicable).

C.	The patient or responsible party does not have to be a State resident or U.S. citizen.

D.	The patient or responsible party will receive and must complete a written financial assistance application and provide all supporting data required to verify eligibility.

E.	The individual does not meet charity care requirements.

F.	Discounts will apply to only medically necessary services. Elective procedures or those not normally covered by insurance (plastic surgery, elective gastric bypass) will not be eligible for this assistance.

G.	Any account that has been submitted to bad debt for collection purposes will be reviewed on a case-by-case basis.

H.	The discounted amounts will be individualized based upon available financial resources.

I.	Potential outcomes will include full payment, full write-off, and/or partial write-off with agreed-upon payment plan.

J.	Failure by the patient or responsible party to meet the obligations of the contract within the agreed upon time frame will result in further collection action up to and including referral to a collection agency. This action recognizes that some patients have appropriate financial resources and that payment of their bills is an important obligation.

1.	System Requirements

A.	Upon approval, a discount will be applied manually to the patient’s account utilizing a specific adjustment code.

EXCLUSIONS: This policy only applies to services rendered at the Subsidiaries facilities and does not apply to services rendered at affiliated physician practices or by any independent physicians or practitioners. This policy also does not apply to services provided within or outside the hospital/facility by physicians or other healthcare providers including but not limited to Anesthesiologists, Radiologists, and/or Pathologists, who are not employed by the Subsidiaries. This policy does not apply to “elective procedures” (including but not limited to cosmetic surgery).

Financial Assistance Application

I.	Patient Demographics

Patient Name:
	(Last)	(First)	(Middle)	(SSN)	(DOB)

Guarantor Name:
	(Last)	(First)	(Middle)	(SSN)	(DOB)

Address:
	(Street)	(City)	(State)	(Zip code)

Phone:

II.	Household Information

Marital Status (Circle One)	Married	Single	Separated	Total in Household:

Dependent Name(s) (Attach separate sheet for addtl. dependents)	Dependent Date of Birth

III.	Employment/Income

Patient/Guarantor Employer:
Gross Monthly Income Amount: $
Income source – Please attaché verification or explanation of current situation
Other Income Source and Gross Monthly Amount: $
Total Annual Gross Household Income: $

IV.	Insurance Verification

Do you have any health insurance?	YES	NO
If yes, please explain:
(include insurance company name, address, telephone number, policy/group number and subscriber information)

Are you employed?	YES	NO
If Yes, list current employer information:
If No, list last employer information (include dates):

I certify that the information provided is true and to the best of my knowledge. I understand that fraudulent or misleading information will make me ineligible for any financial assistance. I authorize the release of any information needed to verify the information provided and for billing and collections in compliance with applicable federal and state laws. Proof of income may be required before any consideration is made. Acceptable proof of income maybe but not limited to: copy of paycheck stubs, copy of last year’s tax return, or letter from employer stating present salary and hours worked.

Signature of Patient/Guarantor	Date:
Signature of Interviewer	Date:
Signature of Manager	Date:
Signature of Director	Date:
Signature of SVP	Date:
Comments

EXHIBIT VI

*** TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

Community Benefit Threshold Calculation

Community Benefits Report**

Direct Community Benefits

Costs of Treating Uninsured Patients*	$	***
+ Unreimbursed Costs of Treating Medicare Patients*		***
+ Unreimbursed Costs of Treating Medicaid Patients*		***
+ Unreimbursed Costs of Treating Patients from Other Government Non-Negotiated Plans*		***
+ Unreimbursed Medical Education and Research Costs		***
+ Cash Donations		***
+ In-Kind Donations and Non-Billed Services		***
+ Payments in Lieu of Property, Sales or Other Taxes		***
= Total Direct Community Benefits		***
- Less Government Subsidies Received for Provision of Community Benefits		***

= Direct Community Benefits, Net of Subsidies	$	***

Bad Debt Costs*		***
Facility ***	$	***

Direct Community Benefits as a % of ***		***	%

*	These are converted from charfes to hospital costs using a ratio of cost to charges (Total operating expenses less bad debt/Gross Patient Revenue).
**	Based upon North Carolina Association Recommended Guidelines For Reporting Hospital Community Benefits - March 28, 2007

Community Benefit Reporting

Sample

	Billed Charges		x	Cost to Charge Ratio		Cost of Charges	Exp Pmt (***) %		Calculated ***	Costs less Exp Pmts		% of ***
Medicaid	$	***	x	***	%	***	***	%	***	$	***	***	%
Uninsured Discount		***	x	***	%	***	***	%	***		***	***	%
Charity Care		***	x	***	%	***	***	%	***		***	***	%

										$	***	***	%

***										$	***

EXHIBIT VII

FORM OF SPECIAL WARRANTY DEED

Excise Tax: $____________	[PIN: 1843 86-6836]

Prepared by and Return to:

Brief Description for the Index	Tract 2 (50.191 acres),

Plat Book [2008] Page [227]

NORTH CAROLINA SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED, made and executed as of the              day of                 , 20    , by and between

GRANTOR:	GRANTEE:
[ ], a
North Carolina limited liability company

with an address of:
100 Hospital Drive
Louisburg, NC 27549

(wherever used herein the terms “Grantor” and “Grantee” include all the parties to this instrument and the heirs, legal representatives and assigns of individuals, and the successors and assigns of corporations)

WITNESSETH: That the Grantor, for and in consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, by these presents does grant, bargain, sell, alien, remise, release, convey and confirm unto the Grantee, all that certain tract or parcel of land lying and being in Franklin County, North Carolina, being more particularly described on EXHIBIT A attached hereto (the “Property”):

The Property hereinabove described was acquired by Grantors by North Carolina General Warranty Deed dated December 11, 2008 and recorded on December 15, 2008 in Book 1711, Pages 765-772, Franklin County Registry.

SUBJECT TO restrictions, reservations and easements of record, and to those matters appearing on Chicago Title Insurance Company Owner’s Policy of title insurance policy number 34 306 RA08-0012793 and non-delinquent taxes for the current tax year(s) and subsequent years.

TOGETHER with all the tenements, hereditaments, privileges and appurtenances thereto belonging or in any way appertaining.

TO HAVE AND TO HOLD, the same in fee simple forever.

AND the Grantor hereby covenants that it has not done or suffered anything whereby the said premises have been encumbered in any way except as aforesaid. The Grantor hereby binds itself to warrant and defend the title as against all acts by, through or under Grantor, and not otherwise.

IN WITNESS WHEREOF, Grantor has caused this instrument to be signed and delivered by its duly authorized                          as of the day and year first above written.’

GRANTOR:

[______________], LLC a North Carolina limited liability company

By:
Name:
Title:

By:
Name:
Title:

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                             County, North Carolina

I certify that the following person personally appeared before me this day and acknowledged to me that he or she signed the foregoing document for the purpose stated therein and in the capacity indicated:                                                     .

Date: _________________________________
Notary Public
My Commission Expires:	Print Name: _________________________________

[Affix Notary Stamp or Seal]

                                 County, North Carolina

I certify that the following person personally appeared before me this day and acknowledged to me that he or she signed the foregoing document for the purpose stated therein and in the capacity indicated:                                         .

Date: _________________________________
Notary Public

My Commission Expires:	Print Name: _________________________________

[Affix Notary Stamp or Seal]

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EXHIBIT “A”

LEGAL DESCRIPTION

BEING all of that certain tract or parcel of land designated as Tract 2, containing 50.191 acres, according to plat entitled “Survey for Nemo II Associates” having a survey date of May 9, 2008, prepared by Michael A. Moss of Cawthorne, Moss & Pancera, P.C., Professional Land Surveyors and recorded in Book of Maps 2008, Page 227, Franklin County Registry (the “Plat”), to which Plat is referenced for a more particular description. (the “Property”).

TOGETHER WITH, but without warranties of title, all of Grantor’s right, title and interest in and to the centerline of the right of way of U. S. Highway 1 which adjoins the Property on the East and shown on the Plat.

TOGETHER WITH, but without warranties of title, all of Grantor’s right, title and interest in and to the centerline of the right of way North Carolina Secondary Road Number 1134, commonly known as Long Mill Road, which adjoins the Property on the West and shown on the Plat.

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EXHIBIT VIII

FORM OF TRANSFER AGREEMENT

THIS TRANSFER AGREEMENT (the “Agreement”), is made and executed as of this              day of                         , 20     (the “Effective Date”), by and between                         , a North Carolina limited liability company, having an office at                                                                                  , (the “Grantor”) and                                              , a                                 , having an office at                 (“Grantee”).

WITNESSETH:

WHEREAS, Grantor is the owner in fee simple of a certain parcel of land known as [PIN 1843 86-6836] located at Franklin County, North Carolina, consisting of approximately 50.191 acres, more particularly described as set forth on the attached EXHIBIT “A”, which is attached hereto and made a part hereof (collectively, the “Premises”) except as otherwise expressly provided to the contrary herein; and

WHEREAS, pursuant to the terms of that certain Second Amended and Restated Limited Liability Company Agreement of Carolinas Holdings, LLC dated as of July     , 2009 (as amended prior to the date hereof, the “LLC Operating Agreement”), Grantor has agreed to transfer all of its right, title and interest in and to the Premises to Grantee in accordance with the terms of the LLC Operating Agreement and this Agreement; and

WHEREAS, Grantor desires to transfer the Premises to Grantee, and Grantee desires to accept the Premises from Grantor.

NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.	Transfer.

Upon the terms and subject to the conditions of this Agreement and the LLC Operating Agreement, at the Closing (as defined hereinafter), Grantor shall transfer, assign, deliver and convey to Grantee, and Grantee shall accept and receive all of Grantor’s right, title and interest in and to the Premises, together with all right, title and interest of Grantor in and to and subject to the right, title, and interest of others in and to (i) restrictions, reservations and easements of record reasonably acceptable to Grantee, and to those matters appearing on Chicago Title Insurance Company Owner’s Policy of title insurance policy number 34 306 RA08-0012793 (a copy of which is attached hereto as EXHIBIT “B” and made a part hereof) and non-delinquent taxes for the current tax year(s) and subsequent years, (ii) any and all strips or gores adjacent to or abutting the Premises, and (iii) the Ground Lease (as hereinafter defined), in each case free and clear of all mortgages, pledges, liens, encumbrances, charges, or other security interests (collectively, “Liens”).

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2.	Transfer Consideration.

As consideration for the transfer of the Premises, at Closing, Grantee shall deliver to Grantor, all of Grantee’s “Class A Sub Units” as defined in and subject to the terms and conditions of the LLC Operating Agreement.

3.	Investigations.

During the Investigation Period (as hereinafter defined), Grantee shall have the right to investigate various aspects relating to and various conditions affecting the Premises and to obtain certain information relating to the Premises including:

(a) Environmental Study and Information. The receipt by Grantee of results satisfactory to Grantee of a Phase I environmental study on the Premises conducted by an environmental audit firm chosen by Grantee and any such additional and further environmental studies, tests and investigations as may be desired by Grantee (collectively, the “Environmental Information”).

(b) Grantor’s Title. The verification of Grantor’s good and marketable title to the Premises. It is understood that the state of Grantor’s title will be verified during the Investigation Period (as hereinafter defined) and again prior to Closing in accordance with the terms of Section 6 below.

(i) Search and Survey. At its own expense, Grantee shall obtain, at least twenty (20) days prior to the end of the Investigation Period, fully guaranteed tax, title and United States District Court searches dated subsequent to the Effective Date (the “Searches”) and Grantee shall provide at its own expense any survey of the Premises (the “Survey”) desired by Grantee. In addition, during the Investigation Period, Grantee , at its own expense, shall obtain a title insurance commitment for any title insurance policy desired by Grantee issued by a nationally recognized title insurance company (the “Title Commitment”).

(c) Objections to Title During Investigation Period. On or before the expiration of Investigation Period, Grantee shall submit to Grantor a copy of the Title Commitment and shall raise written objections to Grantor’s title as to any matter which renders the title to the Premises unmarketable. Should Grantee raise a written objection which renders title unmarketable, Grantor shall cause the curing of such objection which may be cured by the procurement, prior to Closing, of a commitment for fee title insurance at standard rates for an amount reasonably determined by Grantee, to insure marketability of title against the objections raised, or such other title insurance as is reasonably acceptable to Grantee. In the case such is necessary to cure any title objection, Grantor shall pay the costs of the premium for such fee title insurance; otherwise any title insurance desired by Grantee shall be paid for by Grantee. If the Premises shall be affected by any lien or encumbrance which may be discharged by the payment of an ascertainable amount, then it shall be Grantor’s obligation to discharge such lien or encumbrance. It is understood that the Title Commitment will be updated immediately prior to Closing and any after discovered title objections shall require curatives in accordance with the terms of Section 6 below.

(d) Investigation Period. Grantee agrees that as soon as is reasonably practicable after the execution of this Agreement, Grantee will cause any and all necessary actions to be commenced so as to conduct the investigations and obtain the information contemplated by this

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Section 3. Grantor agrees to cooperate fully with Grantee in assisting Grantee to obtain such information and to conduct such investigations. Grantee shall have thirty (30) days after execution of this Agreement (the “Investigation Period”) to conduct the investigations and obtain the information and shall, within ten (10) days thereafter, notify Grantor of any environmental problems or issues identified by the Environmental Information (“Environmental Defects”) and any title objections indentified in the Searches, the Survey and/or the Title Commitment (“Title Defect”). Any Environmental Defect or Title Defect not objected to within said ten (10) day period shall be deemed waived. Grantor shall have an affirmative duty and a reasonable period of time to cure any Title Defects following Grantee’s notification to Grantor of same but in no event more than thirty (30) days after notification of same is received by Grantor. At or prior to closing, Grantor will cure or otherwise resolve (including, at Grantor’s option, through the acquisition of title insurance insuring Grantee at Grantor’s expense) all Title Defects to Grantee’s reasonable satisfaction, and will take reasonable steps, mutually acceptable to Grantor and Grantee, to remediate any Environmental Defects. In the event Grantor is not able to resolve Title Defects and Environmental Defects in accordance with the preceding sentence, the transfer contemplated hereunder shall not occur, and in lieu of transfer of the Premises, Grantor shall make a cash payment to Grantee in accordance with the terms of Section 9.9(d) of the LLC Operating Agreement subject to Grantee’s (or its affiliate’s) unilateral right to elect not to receive cash and instead initiate the process set forth in Section 9.9(f) of the LLC Operating Agreement.

(e) Access to Premises. Throughout the Investigation Period, Grantee, at its sole cost and expense, shall have the right to perform or have performed, inspections, audits and studies of the Premises to satisfy the above-described inspections. Grantee and its agents and representatives shall have the right to enter upon the Premises for the purpose of conducting such inspections, audits and studies. During any access to the Premises, Grantee shall comply with all applicable laws, rules and regulations. Prior to any such entry, Grantee shall provide Grantor with proof of liability insurance reasonably acceptable to Grantor. Upon completion of such activities, Grantee, at its sole expense and as reasonably practicable, agrees to restore the Premises to its condition existing prior to such inspections, audits and tests (except Grantee shall have no obligation to restore the Premises if Grantee subsequently accepts the transfer of the Premises contemplated by the terms hereof). Grantee hereby covenants and agrees, at its sole cost and expense, to indemnify, defend and hold Grantor harmless from and against any and all damages, losses, liabilities, actions, proceedings, costs, disbursements and/or out-of-pocket expenses (including, without limitation, reasonable attorneys’ fees) of any kind or nature whatsoever which may at any time be imposed upon, incurred by or asserted or awarded against Grantor resulting from the acts or activities of Grantee or Grantee’s agents or representatives on or about the Premises regarding the conduct of such inspections, audits and/or studies.

(f) Information. Within five (5) days of the Effective Date, Grantor shall provide Grantee with copies of any and all surveys, title reports, site plans, engineering reports, governmental reports and notices, geotechnical soil studies, building plans, notices, leases, restrictive easements and covenants, environmental studies, reports, agreements, and any other materials and documents relating to the Premises that are in Grantor’s possession or control.

4.	Deed.

At the Closing, Grantor shall tender to Grantee a special warranty deed conveying good and marketable title in fee simple to the Premises, free and clear of all Liens except to the extent set forth in Section 1 above. The form of the deed is attached hereto as EXHIBIT “C” and made a part hereof.

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5.	Adjustments.

Real estate taxes, water, sewer and other utility charges and other assessments typically pro-rated between buyers and sellers of commercial real estate in Franklin County, North Carolina will be prorated between Grantor and Grantee as of the Closing Date based on the number of days of the applicable period that each party owns the Premises. To the extent practicable, all such pro-rations and payments will be made on the Closing Date, with the balance to be made as soon as practicable following the Closing Date upon delivery by Grantee or Grantor, as applicable, of reasonable documentation of such payment to the other party.

6.	Pre-Closing Title Update.

At or immediately prior to Closing, Grantee shall have the Title Commitment updated from the date of its issuance and Grantee shall raise written objections to Grantor’s title as to any then-discovered matter which renders the title to the Premises unmarketable. Should Grantee raise a written objection which renders title unmarketable, Grantor shall cause the curing of such objection which may be cured by the procurement, as soon as reasonably possible, of a commitment for fee title insurance at standard rates for an amount reasonably determined by Grantee, to insure marketability of title against the objections raised, or such other title insurance as is reasonably acceptable to Grantee. In the case such is necessary to cure any title objection, Grantor shall pay the costs of the premium for such fee title insurance; otherwise any title insurance desired by Grantee shall be paid for by Grantee. If the Premises shall be affected by any lien or encumbrance which may be discharged by the payment of an ascertainable amount, then it shall be Grantor’s obligation to discharge such lien or encumbrance.

7.	Costs.

Grantee shall pay the cost for the Searches, Survey, Title Commitment, updates to the title information and, except as otherwise set forth to the contrary in Sections 3(c) and 6, will bear the cost of any title insurance policy issued pursuant to the Title Commitment. In addition, Grantee shall pay the fees necessary to record the deed. Grantor and Grantee shall share equally any transfer taxes applicable to the sale of the Premises and Grantee shall pay all costs to record or file any necessary title curatives. Each party shall pay its own attorneys’ fees in connection with the transaction.

8.	Ground Lease.

At Closing, Grantee, as “landlord” and Grantor, as “tenant” shall execute and deliver to each other that certain ground lease (the “Ground Lease”) in the form attached hereto as EXHIBIT “D” and made a part hereof.

9.	Possession.

Except as set forth in Sections 3(e) and 8, Grantee shall have possession and occupancy of the Premises from and after the Closing Date free and clear of any tenancies, except for the Ground Lease.

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10.	Representations and Warranties of Grantor.

Grantor hereby represents and warrants to Grantee as of the date hereof and as of the Closing Date as follows:

(a) Capacity and Authority; Binding Agreements. Grantor is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of North Carolina. Grantor has all requisite limited liability company power and authority to enter into this Agreement and the other documents contemplated hereby, to perform its obligations hereunder and thereunder, and to own and transfer the Premises. The execution and delivery of this Agreement and the agreements contemplated hereby have been duly authorized by all appropriate action by Grantor.

(b) Binding Agreements. This Agreement and any other agreements or instruments to which Grantor will become a party pursuant hereto are and will constitute the valid and legally binding obligations of Grantor, and are and will be enforceable against Grantor in accordance with the respective terms hereof or thereof, except as enforceability may be restricted, limited or delayed by applicable bankruptcy or other laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity.

(c) Absence of Conflicts. Grantor’s execution and delivery of this Agreement and the other documents contemplated hereby, the performance of their respective obligations hereunder and the other documents contemplated hereby, and the consummation by Grantor of the transactions contemplated hereby and thereby: (i) do not require any approval or consent of, or declaration or filing with, any governmental entity; (ii) will not violate, conflict with or constitute on the part of Grantor a breach of or a default under the organizational documents of Grantor, any existing law or judgment of any governmental entity, or any agreement, arrangement, indenture, mortgage or lease to which Grantor or the Premises is subject, including, without limitation, any agreement or arrangement providing any third party with a right of first refusal, right of first offer or other similar right in respect of the Premises.

(d) Premises. Grantor has not received written notice of, and to Grantor’s knowledge, there is no threatened change in the zoning classification of the Premises or any portion thereof. Neither the whole nor any portion of the Premises has been condemned, requisitioned or otherwise taken by any governmental entity, no notice of any such condemnation, requisition or taking has been received by Grantor and, to Grantor’s knowledge, no such condemnation, requisition or taking is threatened or contemplated.

(e) Litigation. There is no action, suit or proceeding by or before any governmental entity pending or, to Grantor’s knowledge, threatened against Grantor or the Premises which: (i) seeks to prohibit, restrain or enjoin the execution and delivery of this Agreement; (ii) questions the validity or enforceability of this Agreement; or (iii) questions the power or authority of Grantor to carry out the transactions contemplated by, or to perform its obligations under, this Agreement.

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11.	Representations and Warranties of Grantee.

Grantee hereby represents and warrants to the Grantor as of the date hereof and as of the Closing Date as follows:

(a) Capacity and Authority; Binding Agreements. Grantee is a                                 , duly organized, validly existing and in good standing under the laws of the State of             . Grantee has all requisite power and authority to enter into this Agreement and the other documents contemplated hereby and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the agreements contemplated hereby have been duly authorized by all appropriate limited liability company or other action by Grantee.

(b) Binding Agreements. This Agreement and any other agreements or instruments to which Grantee will become a party pursuant hereto are and will constitute the valid and legally binding obligation of Grantee, and are and will be enforceable against Grantee in accordance with the respective terms hereof or thereof, except as enforceability may be restricted, limited or delayed by applicable bankruptcy or other laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity.

(c) Absence of Conflicts. Grantee’s execution and delivery of this Agreement and the other documents contemplated hereby, the performance of its obligations hereunder and the other documents contemplated hereby, and the consummation by Grantee of the transactions contemplated hereby and thereby: (i) do not require any approval or consent of, or declaration or filing with, any governmental entity; (ii) will not violate, conflict with or constitute on the part of Grantee a breach of or a default under the organizational documents of Grantee, any existing law or judgment of any governmental entity, or any agreement, arrangement, indenture, mortgage or lease to which Grantee is subject.

12.	Notices.

Any notice, demand or communication required, permitted or desired to be given hereunder will be in writing and will be deemed effectively given when personally delivered or when received by overnight courier, or five days after being deposited in the United States mail, with postage prepaid thereon, by certified or registered mail, return receipt requested, addressed as follows:

(a)	To Grantee at the address first above set forth in this Agreement, and a copy to:

[insert address]

(b)	To Grantor, at the address first above set forth in this Agreement, with a copy to:

[Insert address]

13.	Closing.

The closing of the transactions described in this Agreement (the “Closing”) shall occur on or before the 10th day after all of the investigations and studies set forth in Section 3 of this Agreement have been completed and any curatives required from Grantor have been obtained or on such other date as the parties may mutually determine (such date being referred to herein as the “Closing Date”). The Closing will take place at                                      or at such other place as the parties may agree.

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14.	Broker’s Commission.

Grantor and Grantee represent to each other that no realtor, real estate broker or salesperson was contacted, engaged or consulted in connection with the sale of the Premises or the execution of this Agreement. In the event of any breach of the foregoing representation, the party making this misstatement covenants and agrees to indemnify, defend and save the other harmless from and against any claims for brokerage commissions and fees in connection with this transaction alleged to arise from the dealings of any claimant with the breaching party.

15.	Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the successors, heirs, distributes, legal representatives and assigns of the respective parties hereto. This Agreement may not be assigned by either party without the other’s prior written consent.

16.	Survival.

The representations, warranties, agreements and covenants of the parties contained in this Agreement shall survive the Closing and transfer of title.

17.	Entire Agreement; No Modification.

This Agreement and, to the extent applicable, the LLC Operating Agreement represents the entire agreement between the parties with respect to the subject matter contained herein and may not be modified except by an instrument, in writing, signed by the parties hereto. There are no representations, warranties or conditions other than those expressly set forth herein.

18.	Risk of Loss.

Risk of loss or damage to the Premises whether from fire, vandalism, condemnation or other hazards, shall be borne by Grantor until delivery of the deed or actual possession by Grantee, whichever is earlier, and upon the happening of any such material loss or damage, Grantee shall have the election of terminating this Agreement without further liability hereunder, or of completing the transfer contemplated hereunder and receiving the condemnation award or insurance proceeds for such loss or damage.

19.	Governing Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of North Carolina.

20.	Counterparts.

This Agreement may be executed (including by means of facsimile) in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

21.	Waivers and Consents.

The waiver by any party of breach or violation of any provision of this Agreement will not operate as, or be construed to constitute, a waiver of any subsequent breach or violation of the same or any other provision hereof.

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22.	Severability.

In the event any provision of this Agreement is held to be invalid, illegal or unenforceable for any reason or in any respect, such invalidity, illegality or unenforceability will in no event affect, prejudice or disturb the validity of the remainder of this Agreement, which will be and remain in full force and effect, enforceable in accordance with its terms.

23.	Captions.

The captions of this Agreement are for convenience and reference only and in no way define, limit or describe the scope or intent of this Agreement, not in any way affect this Agreement.

24.	Dates.

In the event that any time period in this Agreement would otherwise expire on a Saturday, Sunday or public holiday, such time period shall be deemed to be automatically extended to the next business day.

25.	Default.

Notwithstanding any provision in this Agreement to the contrary, if Closing does not occur by reason of a material default by either party, then the other party shall be entitled to pursue any and all remedies available at law, in equity or elsewhere against such defaulting party and in the case of Grantee, Grantee shall be entitled to sue Grantor for specific performance (Grantee and Grantor acknowledging that money damages may not be an adequate remedy for a breach of this Agreement by Grantor).

[Remainder of this page is intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

, Grantor

By:
Name:
Title:

, Grantee

By:
Name:
Title:

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EXHIBIT A

LEGAL DESCRIPTION OF PREMISES

BEING all of that certain tract or parcel of land designated as Tract 2, containing 50.191 acres, according to plat entitled “Survey for Nemo II Associates” having a survey date of May 9, 2008, prepared by Michael A. Moss of Cawthorne, Moss & Pancera, P.C., Professional Land Surveyors and recorded in Book of Maps 2008, Page 227, Franklin County Registry (the “Plat”), to which Plat is referenced for a more particular description. (for purposes of this legal description, hereinafter called the “Property”).

TOGETHER WITH, but without warranties of title, all of Grantor’s right, title and interest in and to the centerline of the right of way of U. S. Highway 1 which adjoins the Property on the East and shown on the Plat.

TOGETHER WITH, but without warranties of title, all of Grantor’s right, title and interest in and to the centerline of the right of way North Carolina Secondary Road Number 1134, commonly known as Long Mill Road, which adjoins the Property on the West and shown on the Plat.

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EXHIBIT B

CHICAGO TITLE INSURANCE COMPANY OWNER’S POLICY

OF TITLE INSURANCE POLICY NUMBER 34 306 RA08-0012793

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EXHIBIT C

FORM OF SPECIAL WARRANTY DEED

(See Form of Special Warranty Deed at Exhibit VII (Form of Special Warranty Deed) to Exhibit A (Form of Amended LLC Agreement))

12

EXHIBIT D

FORM OF GROUND LEASE

(See Form of Ground Lease at Exhibit IX (Form of Ground Lease) to Exhibit A (Form of Amended LLC Agreement))

13

EXHIBIT IX

FORM OF GROUND LEASE

Between

                                                      ,

a

and

__________________________

a

Dated as of              , 20

TABLE OF CONTENTS

GROUND LEASE		1

ARTICLE I DEMISE OF GROUND LEASED PREMISES		1
1.1	Ground Leased Premises	1
1.2	Quiet Enjoyment	1
1.3	Documentary Stamp Tax and Intangible Tax	2

ARTICLE II LEASE TERM		2
2.1	Lease Commencement	2
2.2	Lease Term	2
2.3	Options to Extend	3
2.4	Reversion at Expiration Date at End of Term	3

ARTICLE III RENT, TAXES AND UTILITIES		4
3.1	Base Annual Rent	4
3.2	Computation and Payment of Rental	5
3.3	Taxes	5
3.4	Utilities	6
3.5	No Security Deposit	6
3.6	Development Fees	6
3.7	Triple Net Rent	6

ARTICLE IV USE OF PREMISES		7
4.1	Primary Use	7
4.2	Hazardous Materials	7

ARTICLE V IMPROVEMENTS		9
5.1	Construction of Improvements	9
5.2	Conditions of Construction	10
5.3	Completion of Construction	10

ARTICLE VI ENCUMBRANCE OF LEASEHOLD ESTATE		10
6.1	Tenant’s Right to Encumber Leasehold Estate; Recognized Mortgagee	10
6.2	Tenant’s Obligations	10

ARTICLE VII MAINTENANCE		11
7.1	Maintenance of Ground Leased Premises	11

ARTICLE VIII MECHANICS’ LIENS		11
8.1	Prohibition of Liens on Fee or Leasehold Interest	11
8.2	Removal of Liens by Tenant	11

ARTICLE IX CONDEMNATION		11
9.1	Interests of Parties on Condemnation	11
9.2	Total Taking - Termination	12
9.3	Partial Taking - Termination	12

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9.4	Partial Taking - Continuation with Rent Abatement	12
9.5	Partial Taking - Award	12
9.6	Allocation of Award	13
9.7	Voluntary Conveyance	13

ARTICLE X ASSIGNMENT AND SUBLEASE; OPTION TO PURCHASE		13
10.1	Assignment and Subletting	13
10.2	Tenant’s Option to Purchase	14

ARTICLE XI INSURANCE AND INDEMNIFICATION		16
11.1	Comprehensive Liability Insurance	16
11.2	Fire and Extended Coverage Property Insurance	16
11.3	Waiver of Subrogation	17
11.4	Indemnification	17

ARTICLE XII DAMAGE AND DESTRUCTION		17
12.1	Tenant’s Duty to Restore Premises	17
12.2	Option to Terminate Ground Lease for Destruction	18
12.3	Application of Insurance Proceeds	18

ARTICLE XIII DEFAULTS AND REMEDIES		19
13.1	Defaults	19
13.2	Remedies	21
13.3	Remedies Cumulative	22
13.4	Tenant’s Liability After Default	22
13.5	Holdover	23

ARTICLE XIV SURRENDER AND REMOVAL		23
14.1	Surrender of Possession	23
14.2	Tenant’s Quitclaim	23

ARTICLE XV GENERAL PROVISIONS		23
15.1	Conditions and Covenants	23
15.2	Survival of Indemnities	23
15.3	No Waiver of Breach	24
15.4	Unavoidable Delay - Force Majeure	24
15.5	Notices	24
15.6	Gender	25
15.7	Captions	25
15.8	Entire Agreement	25
15.9	Waiver; Amendment	25
15.10	Time	25
15.11	Governing Law	25
15.12	Binding Effect	25
15.13	Execution of Other Instruments	26
15.14	Severability	26
15.15	Counterparts	26
15.16	Estoppel Certificate	26
15.17	Good Standing	26

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15.18	Signs	26

EXHIBIT “A” LEGAL DESCRIPTION OF THE LAND		29

EXHIBIT “B” PERMITTED ENCUMBRANCES		30

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GROUND LEASE

THIS GROUND LEASE (“Ground Lease”) is made and entered into by                     , a                      (“Landlord”) and                         , a                      (“Tenant”), dated as of             , 20         (the “Effective Date”).

RECITALS

This Ground Lease is entered into upon the basis of the following facts, understandings and intentions of the parties:

A. Landlord is the owner of certain real property consisting of approximately 50.191 acres (the “Land”), in the City of Youngsville, Franklin County, North Carolina known as [PIN 1843 86-6836]. The Land is legally described in Exhibit “A” attached hereto and incorporated herein by this reference.

B. Landlord desires to lease to Tenant the Land (hereinafter called the “Ground Leased Premises”) and Tenant desires to lease the Ground Leased Premises from Landlord.

C. The parties desire to establish the terms and conditions of the Ground Lease to fulfill the foregoing objectives.

NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the foregoing recitals are true and correct and incorporated herein by this reference, and further agree as follows:

ARTICLE I

DEMISE OF GROUND LEASED PREMISES

1.1	Ground Leased Premises.

Landlord, for and in consideration of the rents, covenants and conditions herein set forth, does hereby lease to Tenant, and Tenant does hereby lease from Landlord, the Ground Leased Premises, subject to the terms, conditions and provisions hereof.

1.2	Quiet Enjoyment.

Each party represents and warrants that it has full right and authority to execute this Ground Lease and to perform its obligations hereunder. Landlord covenants and agrees that Tenant, upon paying the rent and other charges herein provided and observing and keeping the covenants, conditions, and terms of this Ground Lease on Tenant’s part to be kept or performed, shall lawfully and quietly hold, occupy and enjoy the Ground Leased Premises during the “Term” and any “Extended Term” (which terms are hereinafter defined) of this Ground Lease without hindrance of Landlord or any person claiming under Landlord. Each party further warrants and represents that the execution, delivery, and performance of this Ground Lease by such party does not conflict with, or cause a violation of, any agreement or instrument binding upon such party.

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(a) Easements. Tenant shall have the right to enter into agreements with utility companies creating easements in favor of such companies as are required in order to service any improvements constructed on or to be constructed on the Ground Leased Premises. If requested by Tenant, Landlord shall join in the grant of any such utility easements approved by it and execute any and all documents, agreements and instruments in order to effectuate the same, all at Tenant’s cost and expense. In addition, Tenant agrees, where requested by Landlord, to join in the grant of such easements and to execute any and all documents, agreements, and instruments and to take all other actions in order to effectuate the same in the event Tenant’s joinder is required in connection with any easements affecting any portion of the Ground Leased Premises.

(b) Landlord’s Access. At reasonable times upon reasonable advance notice, Landlord shall have the right to enter upon the Ground Leased Premises for the purpose of inspecting the Ground Leased Premises and any improvements later constructed thereon. Landlord’s rights hereunder shall be exercised not more often than once in any calendar year and Tenant shall have the right to have a representative of Tenant accompany Landlord during any such inspections.

1.3	Documentary Stamp Tax and Intangible Tax.

Notwithstanding anything in this Ground Lease to the contrary, in the event that at any time this Ground Lease is determined to be a taxable instrument, or represent a taxable transaction by the State of North Carolina, under provisions relating to documentary stamp tax, or intangible tax or similar taxes, then payment of any such tax or taxes shall be borne by Tenant. However, Tenant shall not be responsible for and shall not bear any income taxes, capital levy, estate, succession, inheritance or transfer taxes or similar tax of Landlord, or any franchise taxes imposed upon any owner (other than Tenant) of the fee title to the Ground Leased Premises, or any income, profits, or revenue tax, assessment or charge imposed upon the rent or other benefit received by Landlord under this Ground Lease.

ARTICLE II

LEASE TERM

2.1	Lease Commencement.

The commencement date of this Ground Lease (hereinafter called either the “Lease Commencement Date” or the “Commencement Date”) shall be the Effective Date.

2.2	Lease Term.

The term of this Ground Lease shall be for a period of fifteen (15) years commencing on the Lease Commencement Date. As used in this Lease, “Term” shall refer to the initial fifteen (15) year term of this Lease. The last day of the initial fifteenth (15th) year Term of this Ground Lease shall be the day immediately preceding the fifteenth (15th) anniversary of the Lease Commencement Date (the “Expiration Date”), unless sooner terminated as herein provided.

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2.3	Options to Extend.

Tenant may, at its option and subject to the conditions herein stated, extend the original Term of this Ground Lease for two (2) additional periods of fifteen (15) years each, subject to all the provisions of this Lease, including provisions for adjustments to the rent. Each additional fifteen (15) year period in effect hereunder shall be referred to as an “Extended Term.” The “Expiration Date,” as used herein, shall be deemed extended, to the extent applicable, to the last date of the Extended Term of this Lease. Tenant’s right to exercise such option is subject to the following conditions precedent:

(a) Ground Lease in Effect. The Ground Lease shall be in effect at the time notice of exercise is given and on the last day of the Term.

(b) No Uncured Default. Without limiting Tenant’s curing rights hereunder, to the extent applicable, no uncured event of default shall exist under any provision of this Ground Lease at the time notice is given or during the period from exercise of the notice through and including the last day of the then current Term, or as of the first day of the Extended Term. Notwithstanding the preceding provisions of Section 2.2 or this Section 2.3, in the event Tenant has given written notice to Landlord exercising the option to extend the Lease, and there is an uncured event of default but the period to cure the same has not ended on the date of the expiration date of the Initial Term or any Extended Term, as applicable, the Term of the Lease shall automatically extend until the end of the cure period; and if the uncured event of default is cured by the end of the cure period, Tenant’s notice to extend the Lease for the Extended Term shall be effective and the Term of the Lease shall be extended for the Extended Term.

(c) Exercise Notice. Tenant shall give written notice to Landlord irrevocably exercising the option on or before six (6) months prior to expiration of the Term or the Extended Term as the case may be.

2.4	Reversion at Expiration Date at End of Term.

At the Expiration Date at the end of the Term (as the same may be extended by the Extended Term), the Ground Leased Premises and any other improvements upon the Ground Leased Premises, shall, without compensation to Tenant or any other party, then become the sole property of Landlord or Landlord’s designee as the case may be. Such Ground Leased Premises and all other improvements shall be free and clear of all claims to or against them by Tenant or any third person, and all liens, security interests, and encumbrances, other than the encumbrances set forth in Exhibit “B” attached hereto and made a part hereof (the “Permitted Encumbrances”) and any other encumbrances or liens expressly permitted hereunder or agreed to by Landlord, and Tenant shall defend and indemnify Landlord against all liability and loss, including but not limited to reasonable attorneys’ fees and costs through litigation and all appeals, arising from such claims, liens, security interests and encumbrances (other than Permitted Encumbrances) incurred or imposed, as a result of Tenant’s actions or omissions or those of Tenant’s agents, employees, contractors or representatives, and from Landlord’s exercise of the rights conferred by this section. All alterations, improvements, additions and utility installations which may be made on the Ground Leased Premises, shall be the property of Landlord and shall remain upon and be surrendered with the Ground Leased Premises at the Expiration Date or sooner termination of this Lease. Provided, however, any fixtures installed by

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Tenant on the Ground Leased Premises may be removed by Tenant at Tenant’s sole expense, provided (i) the removal does not cause damage to the Ground Leased Premises, or (ii) Tenant shall repair at its expense any damage to the Ground Leased Premises created by the removal.

ARTICLE III

RENT, TAXES AND UTILITIES

3.1	Base Annual Rent.

The Base Annual Rent shall be a sum equal to the fair market rental value of the Ground Leased Premises. Such Base Annual Rent shall be paid in equal monthly installments to Landlord at the address set forth herein or as otherwise directed by Landlord in writing. As used herein, the term “fair market rental value of the Ground Leased Premises” shall mean the annual rental value of the Land only which is included in the Ground Leased Premises and determined as if such land was vacant and unimproved. No consideration shall be given, in determining such appraised fair market rental value, to any buildings or improvements located on such Land or to any governmental approvals (such as a certificate of need issued by the North Carolina Department of Health and Human Services) required to develop a health care facility on the Ground Leased Premises. Within thirty (30) days after the Effective Date (or sooner if reasonably possible) and within thirty (30) days after the commencement of any Extended Term, Landlord and Tenant shall agree as to what the fair market rental value of the Ground Leased Premises is at the time and, based upon such determination, the Base Annual Rent shall be set or adjusted, as applicable, to such fair market rental value. The determination shall also include a determination of a periodic (no more frequently than annually) escalation of such Base Annual Rent. Thereafter, Tenant shall pay such Base Annual Rent in equal monthly installments on or before the first day of each month during the balance of the initial Term (or the Extended Term as the case may be). In the event Landlord and Tenant cannot agree to a fair market rental value within such thirty (30) day time period after the Effective Date or the commencement date of any Extended Term, the fair market rental value shall be established by the median value (as specified below) taken from three independent appraisals. Each party shall, within ten (10) days after the parties fail to agree upon the fair market rental value, choose a qualified commercial MAI real estate appraiser with experience in valuing commercial real estate situated in Franklin County or Wake County, North Carolina. Landlord and Tenant shall each notify the other of its chosen appraiser within such ten (10) day period. The two appraisers shall within ten (10) days after his or her selection, jointly choose a similarly qualified third appraiser and the three appraisers shall each, within thirty (30) days after appointment of the third appraiser, conduct and conclude an independent appraisal of the Ground Leased Premises to determine fair market rental value. If either party fails to choose an appraiser in a timely manner, or if either appraiser fails to submit his or her report within thirty (30) days after his or her selection, the other party’s appraisal shall be conclusive and binding upon the parties even if the third party appraiser submits his or her report. Unless the preceding sentence is applicable, the median value taken from the three appraisers shall be determined by disregarding the highest and lowest of the three appraisals so obtained, and shall be conclusively determined to be the basis for determining the fair market rental value of the Ground Leased Premises. Each party shall pay for its own appraisal and share equally the cost of the third appraisal. The determination of such fair market rental value by appraisal shall be the basis for determining the Base Annual Rent for the initial Term or the Extended Term as the case may be.

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3.2	Computation and Payment of Rental.

If the period for the original Term or the Extended Term does not commence or terminate on the first day of the month, the first and last monthly payments for such Term shall be computed by multiplying a full month’s rent by the ratio which the number of days of occupancy or use bears to the total number of days in such months. All rental payments shall be made, without notice or demand, to Landlord at                                                                                                       , or to such other person, firm, or corporation at such other address as Landlord may designate by notice in writing to Tenant. Tenant shall pay interest at the rate of eight percent (8%) per annum on all amounts hereunder which are not paid within ten (10) days of when due.

3.3	Taxes.

(a) Real and Personal Property. From and after the Commencement Date of this Lease, Tenant shall pay or cause to be paid, without abatement, deduction, or offset, the following items: All real and personal property taxes, general and special assessments, and all other charges, assessments and taxes of every description, levied on or assessed against the Ground Leased Premises and any other improvements located or constructed on the Ground Leased Premises; personal property located on or in the Ground Leased Premises, any improvements; the leasehold estate, or any subleasehold estate, to the full extent of installments assessed during the Term. Taxes for years including the Commencement Date or the Expiration Date shall be prorated. Tenant shall make all such payments directly to the appropriate charging or taxing authority at least fifteen (15) days before delinquency and before any fine, interest, or penalty shall become due or be imposed by operation of law for their nonpayment. However, if the law expressly permits the payment of any or all of the above items in installments (whether or not interest accrues on the unpaid balance), Tenant may, at Tenant’s election, utilize the permitted installment method, but shall pay each installment with any interest at least fifteen (15) days before delinquency and before any fine, interest, or penalty shall become due or be imposed by operation of law for their nonpayment. All payments of taxes or assessments or both, including permitted installment payments, shall be prorated for the initial Ground Lease year and for the year in which the Ground Lease terminates.

(b) Calculation of Real Estate Taxes. Landlord and Tenant agree that Tenant shall be responsible for the real estate taxes attributable to the Ground Leased Premises as improved with any other improvements.

(c) Proof of Compliance. Tenant shall furnish to Landlord, within five (5) days before the date when any tax, assessment, or charge (for which Tenant is responsible hereunder) would become delinquent, receipts or other appropriate evidence establishing payment thereof.

(d) Contesting Taxes. Tenant shall have the right to contest or review by legal proceedings, as permitted under applicable law, any assessed valuation, real estate tax, or assessment; provided that, unless Tenant has paid such tax or assessment under protest, Tenant

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shall furnish to Landlord (a) proof reasonably satisfactory to Landlord that such protest or contest may be maintained without payment under protest, and if not, (b) a surety bond or other security reasonably satisfactory to Landlord securing the payment of such contested item or items and all interest, penalty and cost in connection therewith upon the final determination of such contest or review. Landlord shall, if it determines it is reasonable to do so, and if so requested by Tenant, join in any proceeding for contest or review of such taxes or assessments, but the entire cost of such joinder in the proceedings (including all costs, expenses, and attorneys’ fees reasonably sustained by Landlord in connection therewith) shall be borne by Tenant. Any amount already paid by Tenant and subsequently recovered as the result of such contest or review shall be for the account of Tenant.

3.4	Utilities.

From and after the Lease Commencement Date, Tenant shall pay or cause to be paid all charges for water, heat, gas electricity, cable, trash disposal, sewers and any and all other utilities used upon the Ground Leased Premises throughout the Term, including without limitation any connection and servicing fees, permit fees, inspection fees, and fees to reserve utilities capacity.

3.5	No Security Deposit.

No security deposit is required hereunder.

3.6	Development Fees.

Landlord shall not have any liability or responsibility for development fees, impact fees or other similar fees or charges pertaining to or arising out of development of any improvements on the Ground Leased Premises. Tenant shall pay all such fees or otherwise cause payment by the proper party responsible for payment. The failure to pay said fees when due will constitute an Event of Default hereunder.

3.7	Triple Net Rent.

All Base Annual Rent payable hereunder shall be paid as “triple net” rent without deduction or offset. It is the intent of the parties, except as is otherwise provided in this Lease, that Base Annual Rent provided to Landlord shall be absolutely net to Landlord, and Tenant shall pay all costs, charges, insurance premiums, taxes, utilities, expenses and assessments of every kind and nature incurred for, against, or in connection with the Ground Leased Premises, including without limitation all assessments, both regular and special, which may be due to any property associations by virtue of recorded declarations, covenants and restrictions affecting the Ground Leased Premises, as same may be amended from time to time, from and after the Commencement Date, except as expressly stated herein. All such costs, charges, insurance premiums, taxes, utilities, expenses and assessments covering the Ground Leased Premises shall be prorated upon the Commencement Date and upon the expiration of this Lease, except for any expenses such as insurance premiums which are not being assumed by or transferred for the benefit of Landlord.

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ARTICLE IV

USE OF PREMISES

4.1	Primary Use.

Tenant shall have the right to use or cause the use of the Ground Leased Premises for any uses allowed by law provided that such use is in full compliance with all applicable laws, rules, regulations, codes and ordinances and does not cause an unreasonable nuisance.

4.2	Hazardous Materials.

(a) Definitions. “Hazardous Materials” shall mean any material, substance or waste that is or has the characteristic of being hazardous, toxic, ignitable, reactive or corrosive, including, without limitation, petroleum, PCBs, asbestos, materials known to cause cancer or reproductive problems and those materials, substances and/or wastes, including infectious waste, medical waste, and potentially infectious biomedical waste, which are or later become regulated by any local governmental authority, the State of North Carolina or the United States Government, including, but not limited to, substances defined as “hazardous substances,” “hazardous materials,” “toxic substances” or “hazardous wastes” in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. § 9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 1801, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. § 6901, et seq.; all corresponding and related State of North Carolina and local Statutes, ordinances and regulations, including without limitation any dealing with underground storage tanks; and in any other environmental law, regulation or ordinance now existing or hereinafter enacted (collectively, “Hazardous Materials Laws”).

(b) Use of Premises; Remediation of Contamination Caused by Tenant.

(i) Use. Tenant hereby agrees that Tenant and Tenant’s officers, directors, employees, representatives, agents, contractors, subcontractors, successors, assigns, Tenants, sublessees, concessionaires, invitees and any other occupants of the Ground Leased Premises (for purpose of this Section 4.2(b)(i), referred to collectively herein as “Tenant’s Representatives”) shall not use, generate, manufacture, refine, produce, process, store or dispose of, on, under or about the Ground Leased Premises or transport to or from the Ground Leased Premises in the future for the purpose of generating, manufacturing, refining, producing, storing, handling, transferring, processing or transporting Hazardous Materials, except in compliance with all applicable Hazardous Materials Laws. Furthermore, Tenant shall, at its own expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for the storage or use by Tenant or any of Tenant’s Representatives of Hazardous Materials on the Ground Leased Premises, including without limitation, discharge of appropriately treated materials or wastes into or through any sanitary sewer serving the Ground Leased Premises. All leases of any improvements located on the Ground Leased Premises entered into by Tenant will contain use restrictions and limitations conforming to the terms of this Section 4.2, in form reasonably satisfactory to Landlord.

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(ii) Remediation. If at any time during the Term of this Ground Lease, any contamination of the Ground Leased Premises by Hazardous Materials shall occur where such contamination is caused by the act or omission of Tenant or Tenant’s Representatives (“Tenant Contamination”), then Tenant, at its sole cost and expense, shall promptly and diligently remove such Hazardous Materials from the Ground Leased Premises, or the groundwater underlying the Ground Leased Premises, to the extent reasonably possible in accordance with the requirements of the applicable Hazardous Materials Laws and industry standards then prevailing in the Hazardous Materials management and remediation industry in North Carolina. However, Tenant shall not take any required remedial action in response to any Tenant Contamination in, on or about the Ground Leased Premises or enter into any settlement agreement, consent, decree or other compromise in respect to any claims relating to any Tenant Contamination without first notifying Landlord of Tenant’s intention to do so and affording Landlord the opportunity to appear, intervene or otherwise appropriately assert and protect Landlord’s interest with respect thereto. Tenant shall present its plan to remediate the Tenant Contamination to Landlord for its approval, which approval shall not be unreasonably withheld. In addition to all other rights and remedies of the Landlord hereunder, if Tenant does not promptly and diligently take all steps to prepare and obtain all necessary approvals of a remediation plan for any Tenant Contamination, and thereafter commence the required remediation of any Hazardous Materials released or discharged in connection with Tenant Contamination within thirty (30) days after Landlord has reasonably approved Tenant’s remediation plan and all necessary approvals and consents have been obtained and thereafter continue to prosecute said remediation to completion in accordance with the approved remediation plan, then Landlord at its sole discretion, shall have the right, but not the obligation, to cause said remediation to be accomplished, and Tenant shall reimburse Landlord within fifteen (15) business days of Landlord’s demand for reimbursement of all amounts reasonably paid by Landlord (together with interest from the date of expenditure on said amounts at the highest lawful rate until paid), when said demand is accompanied by proof of payment by Landlord of the amounts demanded. Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Ground Leased Premises as part of Tenant’s remediation of any Tenant Contamination. In the case of any Tenant Contamination, Landlord shall have the right to enter the Ground Leased Premises for purposes of inspecting same accompanied by a representative of Tenant.

(iii) Disposition of Hazardous Materials. Except as discharged into the sanitary sewer or otherwise removed from the Ground Leased Premises in strict accordance and conformity with all applicable Hazardous Materials Laws, Tenant shall cause any and all Hazardous Materials removed from the Ground Leased Premises as part of the required remediation of Tenant Contamination to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes.

(c) Notice of Hazardous Materials Matters. Each party hereto (for purposes of this Section, “Notifying Party”) shall immediately notify the other party (the “Notice Recipient”) in writing of: (a) any enforcement, clean-up, removal or other governmental or regulatory action instituted, contemplated or threatened concerning the Ground Leased Premises pursuant to any Hazardous Materials Laws; (b) any claim made or threatened by any person against the Notifying Party or the Ground Leased Premises relating to damage contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials on or about the Ground Leased Premises; and (c) any reports made to any

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environmental agency arising out of or in connection with any Hazardous Materials in or removed from the Ground Leased Premises including any complaints, notices, warnings or asserted violations in connection therewith, all upon receipt by the Notifying Party of actual knowledge of any of the foregoing matters. Notifying Party shall also supply to Notice Recipient as promptly as possible, and in any event within five (5) business days after Notifying Party first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Ground Leased Premises or Tenant’s use thereof.

(d) Indemnification by Tenant. Except to the extent caused by actions or omissions of Landlord (or its agents, employees or affiliates), Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect, and hold Landlord and each of its partners (if applicable), employees, agents, attorneys, shareholders, officers, successors and assigns, free and harmless from and against any and all claims, actions, causes of action, liabilities, penalties, forfeitures, damages, losses or expenses (including, without limitation, attorneys’ fees and costs through litigation and all appeals) resulting from death of or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly by (a) any Tenant Contamination, (b) Tenant’s failure to comply with any Hazardous Materials Laws with respect to Tenant Contamination of the Ground Leased Premises, or (c) a breach of any covenant, warranty or representation of Tenant under this Section 4.2. Tenant’s obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, clean-up or detoxification or decontamination of the Premises, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith. For purposes of the indemnity provisions hereof, any acts or omissions of Tenant, or by employees, agents, assignees, Tenants, sublessees, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

ARTICLE V

IMPROVEMENTS

5.1	Construction of Improvements.

Tenant shall have the right to construct any improvements on the Ground Leased Premises, together with any required landscaping and parking, conforming in all respects with local building code requirements, zoning requirements and this Ground Lease, in accordance with all applicable laws. During the Term of this Lease, including any Extended Term, any such improvements shall be owned by the Tenant and shall not be merged into or become part of the Ground Leased Premises. Landlord shall at all times fully cooperate with Tenant in allowing it to make such studies, surveys and tests of and upon the Ground Leased Premises as it may deem appropriate in connection with the construction of any improvements.

(a) Assumption of Risk. Tenant assumes all risk of loss to any improvements and all personal property owned by Tenant or any other third party and contained thereon or located on the Ground Leased Premises, and Landlord shall not be liable to Tenant and Tenant’s agents, employees, guests and invitees, for injury to the person for loss or damage to any property, including that arising from theft, vandalism or casualty, occurring upon the Ground Leased Premises, except as such may result from Landlord’s negligence or willful misconduct.

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5.2	Conditions of Construction.

Before any construction (as described in Section Article V) is commenced on the Ground Leased Premises, and before any building materials have been delivered to the Ground Leased Premises by Tenant or under Tenant’s authority, Tenant shall, at Tenant’s expense, comply with all then applicable regulations, requirements for permits and codes, ordinances, approvals, including but not restricted to grading permits, payment of all permit fees and other construction fees and escrows, if any, building permits, zoning and planning requirements, and approvals from various governmental agencies and bodies having jurisdiction, and as otherwise required by the terms of this Lease.

5.3	Completion of Construction.

Once the construction work on any improvements is commenced, Tenant shall with reasonable diligence cause the prosecution to completion of the construction of all improvements. All work shall be performed in a good and workmanlike manner, and shall comply with all applicable governmental permits, laws, ordinances, and regulations and the terms of this Lease. Within thirty (30) days after completion of any construction on the Ground Leased Premises, Tenant shall provide Landlord with a complete set of “as built” plans and specifications relating to any improvement constructed by Tenant.

ARTICLE VI

ENCUMBRANCE OF LEASEHOLD ESTATE

6.1	Tenant’s Right to Encumber Leasehold Estate; Recognized Mortgagee.

Tenant may, at any time, encumber all or any portion of its interest in this Ground Lease and the leasehold estate granted herein by deed of trust, mortgage or other security instrument. Tenant also may encumber the improvements which it constructs pursuant to Section 5.1 hereof, to collateralize loans which Tenant obtains to construct the same.

6.2	Tenant’s Obligations.

Tenant covenants and agrees to pay the indebtedness secured by any mortgage entered into in compliance with the provisions hereof, when the same shall become due and payable, and to perform, when such performance is required, all obligations of the borrower thereunder. Tenant further agrees not to suffer or permit any default to occur and continue under any mortgage. Tenant shall cause a true, complete and correct copy of the original of each mortgage, together with written notice containing the name and post office address of the holder thereunder, to be delivered to Landlord. Tenant shall, from time to time, when and as requested by Landlord (but not more frequently than semi-annually), deliver to Landlord a certificate from the holders of the mortgages certifying as to the amount of the unpaid principal balance under the mortgage held by such person, together with accrued interest thereon, and as to the existence or absence of defaults thereunder.

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ARTICLE VII

MAINTENANCE

7.1	Maintenance of Ground Leased Premises.

Tenant agrees that it will, at its own cost and expense, maintain or cause to be maintained the Ground Leased Premises and any improvements thereon and appurtenances thereto and every part thereof, in good order, condition and repair and in accordance with all applicable laws, rules, ordinances, orders and regulations of all governmental authorities.

ARTICLE VIII

MECHANICS’ LIENS

8.1	Prohibition of Liens on Fee or Leasehold Interest.

Except as provided in Section 6.1, Tenant shall not suffer, create or permit any mechanic’s liens or other liens to be filed against the fee of the Ground Leased Premises nor against Tenant’s leasehold interest in the Land, nor any buildings or improvements on the Ground Leased Premises, by reason of any work, labor, services or materials supplied or claimed to have been supplied to Tenant or anyone holding the Ground Leased Premises or any part thereof through or under Tenant, unless removed as set forth in Section 8.2. Pursuant to applicable law, Landlord’s interest as herein described shall not be subject to liens for improvements made by Tenant or any subtenant.

8.2	Removal of Liens by Tenant.

If any such mechanic’s or laborer’s liens or materialman’s lien shall be recorded against the Ground Leased Premises, or any improvements thereof, within sixty (60) days after notice of the filing thereof, or fifteen (15) days after Tenant is served with a complaint to foreclose said lien or Landlord advises Tenant in writing that Landlord has been served with such a complaint, whichever is earlier, Tenant shall cause such lien to be removed, or will transfer the lien to bond or other collateral security pursuant to applicable law. If Tenant in good faith desires to contest the lien, Tenant shall be privileged to do so, but in such case Tenant hereby agrees to indemnify and save Landlord harmless from all liability for damages, including attorneys’ fees and costs, occasioned thereby and shall, in the event of a judgment of foreclosure upon any mechanic’s lien, cause the same to be discharged and removed prior to the execution of such judgment. Landlord may, in its sole discretion, require that the lien be transferred to bond as a condition precedent to Tenant’s privilege to contest any lien.

ARTICLE IX

CONDEMNATION

9.1	Interests of Parties on Condemnation.

If the Ground Leased Premises or any part thereof shall be taken for public purpose by condemnation as a result of any action or proceeding in eminent domain, or shall be transferred in lieu of condemnation to any authority entitled to exercise the power of eminent domain, the interests of Landlord and Tenant in the award or consideration for such transfer, and the allocation of the award and the other effect of the taking or transfer upon this Lease, shall be as provided by this Article 9.

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9.2	Total Taking - Termination.

If the entire Ground Leased Premises is taken or so transferred, this Ground Lease and all of the right, title and interest thereunder shall cease, terminate and be of no further force or effect on the date title to such land so taken or transferred vests in the condemning authority, the condemnation award shall be governed by the provisions of this Article 9.

9.3	Partial Taking - Termination.

In the event of the taking or transfer of only a part of the Ground Leased Premises, leaving the remainder of the Ground Leased Premises in such location, or in such form, shape or reduced size as to be not effectively and practicably usable in the good faith opinion of Tenant for the operation thereon of Tenant’s business, based upon objective criteria and taking into consideration the effect, if any, of such taking on the availability of parking proximately located to any improvements, which consent will not be unreasonably withheld, this Ground Lease and all right, title and interest thereunder may be terminated by Tenant giving, within sixty (60) days of the occurrence of such event, thirty (30) days’ notice to Landlord of Tenant’s intention to terminate.

9.4	Partial Taking - Continuation with Rent Abatement.

In the event of such taking or transfer of only a part of the Ground Leased Premises leaving the remainder of the Ground Leased Premises in such location and in such form, shape or size as to be used effectively and practicably in the good faith opinion of Tenant for the purpose of operation thereon of Tenant’s business, this Ground Lease shall terminate only as to the portion of the Ground Leased Premises so taken or transferred as of the date title to such portion vests in the condemning authority, and shall continue in full force and effect as to the portion of the Ground Leased Premises not so taken or transferred. From and after such date the rental required to be paid by Tenant shall be reduced in proportion to which the square footage of the area so taken or transferred bears to the total square footage of the Ground Leased Premises.

9.5	Partial Taking - Award.

If title and possession of a portion of the Ground Leased Premises is taken under the power of eminent domain, and the Lease continues as to the portion remaining, all compensation and damages (“Compensation”) payable to Tenant by reason of any improvements so taken shall be available to be used, to the extent reasonably needed, by Tenant in replacing any improvements so taken with improvements of the same type as the remaining portion of the Ground Leased Premises. All plans and specifications for such replacement and improvements and all such repairs shall be in compliance with all then existing codes, zoning ordinances, rules and regulations governing the Ground Leased Premises.

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9.6	Allocation of Award.

Any compensation awarded or payable because of the taking of all or any portion of the Ground Leased Premises by eminent domain shall be awarded in accordance with the values of the Landlord’s and Tenant’s respective interests in the Ground Leased Premises and all improvements thereon immediately prior to the taking. The value of the Landlord’s interest in the Ground Leased Premises and all improvements thereon immediately prior to the taking shall include the then value of its reversionary interest in the Land after the Expiration Date, excluding any improvements thereon. The value of Tenant’s interest in the Ground Leased Premises and improvements immediately prior to the taking shall include the then value of its interest in the Ground Leased Premises for the remainder of the Term of this Lease, and the value of the improvements constructed thereon. Such values shall be those determined in the proceeding relating to such taking or, if no separate determination of the values is made in such proceeding, those determined by agreement between Landlord and Tenant. If such agreement cannot be reached, such values shall be determined by an appraiser or appraisers appointed in the manner provided in Section 3.1. The time of taking shall mean 12:01 a.m. of, whichever shall first occur, the date of title or the date physical possession of the portion of the Ground Leased Premises on which the improvements are located is taken by the taking agency or entity. In the event of separate awards, then Landlord and Tenant may retain such separate awards made to each and any of them. Notwithstanding the foregoing, Landlord may, at its option, in lieu of receiving a cash payment representing its portion of any compensation awarded or payable because of the taking of all or any portion of the Ground Leased Premises by eminent domain, cause or permit the entire compensation so awarded or payable to be paid directly to Tenant and, in such event, Tenant shall reasonably cooperate with Landlord to use Landlord’s allocable portion of such compensation to purchase such real property or assets as Landlord may identify, and cause such real property or other assets to be distributed to Landlord, at no additional expense to Tenant.

9.7	Voluntary Conveyance.

A voluntary conveyance by Landlord to a public utility, agency or authority under threat of a taking under the power of eminent domain in lieu of formal proceedings shall be deemed a taking within the meaning of this Article 9.

ARTICLE X

ASSIGNMENT AND SUBLEASE; OPTION TO PURCHASE

10.1	Assignment and Subletting.

(a) Tenant shall have the right to assign or transfer all or any portion of its interest in this Ground Lease or the Ground Leased Premises without the prior approval of Landlord in the following circumstances:

(i) An assignment or transfer to an Affiliate of Tenant; or

(ii) A transfer that is made in connection with a sale, assignment, or other transfer of Tenant’s interest in the Ground Leased Premises and the improvements constructed thereon by Tenant, provided any such transfer by Tenant shall be subject to this Ground Lease and the transferee shall be required to assume in writing Tenant’s obligations under this Ground Lease.

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Except as provided in the preceding provisions of this Section 10.1, Tenant may not sell, assign, convey or transfer Tenant’s interest in this Ground Lease and the leasehold estate created hereby, for purposes of security or otherwise, other than as expressly permitted in this Ground Lease, without the prior written consent of Landlord which shall not be unreasonably withheld, conditioned or delayed. Any authorized assignment, conveyance or transfer of Tenant’s interest in this Ground Lease shall be subject to compliance with the provisions of this Lease, including without limitation, Article 4 above. Notwithstanding anything to the contrary set forth herein, Tenant shall in no event be released from this Ground Lease, and shall remain fully liable for all of the terms, provisions, covenants, conditions, indemnifications and obligations binding upon Tenant under this Ground Lease unless Landlord agrees to the release in writing; and in the event of an approved sale or transfer of Tenant’s interest in this Ground Lease, any approved assignee shall be required to assume in writing the “Tenant” obligations under this Lease.

(b) Tenant shall have the right to sublet portions of the Ground Leased Premises at any time and from time to time. However, each sublease shall be subject to and subordinate to this Ground Lease, and any sublease shall be subject to compliance with the provisions of this Lease, including, without limitation, Article IV above. In the event of such a sublease, Tenant shall not be released from this Ground Lease, and shall remain fully liable for all the terms, provisions, covenants, conditions, indemnifications and obligations binding upon Tenant under this Ground Lease.

(c) Tenant shall have the right from time to time to assign the leasehold estate created by this Ground Lease as security for a loan or loans which are obtained by Tenant to develop improvement upon the Ground Leased Premises. A copy of such assignment shall be delivered to Landlord. In the event on any occasion hereafter Tenant seeks to mortgage its interest in the Ground Leased Premises, Landlord agrees to amend this Ground Lease from time to time to the extent reasonably required by a lender proposing to make a loan secured by a first lien upon Tenant’s interest in the Ground Leased Premises, provided that such proposed amendments do not materially and adversely affect the rights or obligations of Landlord or the rights or obligations of Tenant or Tenant’s interest in the Ground Leased Premises. All reasonable expenses incurred by Landlord in connection with any such amendment shall be paid by Tenant.

(d) For purposes of this Section 10.1, Affiliate shall mean, with respect to Tenant, any party directly or indirectly controlling, controlled by, or under common control with Tenant at any time during the period for which the determination of affiliation is being made. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any party, means the possession, directly or indirectly, of the power to direct or cause the direction of management policies of such party, whether through the ownership of voting securities or by contract or otherwise.

10.2	Tenant’s Option to Purchase.

(a) Defined. At any time from and after the fifth (5th ) anniversary of the Lease Commencement Date and continuing throughout the entire remaining Term (including any Extended Term), Tenant shall have the option to purchase the Ground Leased Premises from

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Landlord upon the terms and conditions set forth herein. Tenant shall give Landlord not less than ninety (90) days written notice of Tenant’s intention to exercise Tenant’s option to purchase. The purchase price to be paid by Tenant for the purchase of the Ground Leased Premises shall be equal to the fair market value of the Land, as established herein, plus all reasonable costs and expenses incurred in connection with the sale of the Ground Leased Premises to Tenant. The fair market value of the Land shall be determined by agreement of Landlord and Tenant. However, in the event Landlord and Tenant are unable to so agree, the fair market value of the Land shall be established by the median value (as specified below) taken from three independent appraisals. Each party shall, within ten (10) days after the parties fail to agree upon the fair market value, choose a qualified commercial MAI real estate appraiser with experience in valuing commercial real estate situated in Franklin County or Wake County, North Carolina. Landlord and Tenant shall each notify the other of its chosen appraiser within such ten (10) day period. The two appraisers shall within ten (10) days after his or her selection, jointly choose a similarly qualified third appraiser and the three appraisers shall each, within thirty (30) days after appointment of the third appraiser, conduct and conclude an independent appraisal of the Ground Leased Premises to determine fair market value. If either party fails to choose an appraiser in a timely manner, or if either appraiser fails to submit his or her report within thirty (30) days after his or her selection, the other party’s appraisal shall be conclusive and binding upon the parties even if the third party appraiser submits his or her report. Unless the preceding sentence is applicable, the median value taken from the three appraisers shall be determined by disregarding the highest and lowest of the three appraisals so obtained, and shall be conclusively determined to be the basis for determining the fair market rental value of the Ground Leased Premises. Each party shall pay for its own appraisal and share equally the cost of the third appraisal. In determining the fair market value of the Land, no consideration shall be given to any buildings or improvements located on the Land or to any governmental approvals (such as a certificate of need issued by the North Carolina Department of Health and Human Services) required to develop a health care facility on the Ground Leased Premises. The determination of fair market value of the Land by the appraiser shall be binding on both parties.

(b) Sale Details. The sale of the Ground Leased Premises to Tenant shall close not later than one hundred eighty (180) days from the date of Tenant’s notice to Landlord of Tenant’s intent to exercise its option to purchase the Ground Leased Premises. All reasonable and customary closing costs in connection with the sale of the Ground Leased Premises shall be paid by Tenant. Landlord shall convey the Ground Leased Premises to Tenant free and clear of all liens and encumbrances, but subject to the Permitted Encumbrances (as described in EXHIBIT “B” attached hereto). All taxes, utility charges and other expenses of the Ground Leased Premises shall be prorated as of the date of closing.

(c) Termination of Ground Lease. From and after the date of closing of the sale of the Ground Leased Premises to Tenant pursuant to the foregoing provision, this Ground Lease shall be deemed terminated and Tenant shall be released from any further liability hereunder (except if any such liability expressly survives such termination) or, alternatively, should Tenant not desire to merge the fee and leasehold titles, the Ground Lease shall continue in full force and effect except Landlord shall be completely released from any further liability hereunder.

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ARTICLE XI

INSURANCE AND INDEMNIFICATION

11.1	Comprehensive Liability Insurance.

Tenant shall, at its cost and expense, at all times during the Term, maintain in force, for the joint benefit of Landlord and Tenant, and any holder of a mortgage on the Ground Leased Premises, a broad form comprehensive coverage policy of public liability insurance issued by a carrier satisfactory to Landlord and licensed to do business the State of North Carolina with a Best’s Insurance Guide Rating of A+, by the terms of which Landlord and Tenant, and any holder of a mortgage on the Ground Leased Premises, are named as insureds and are indemnified against liability for damage or injury to the property or person (including death) of any tenant (including Tenant), its invitee or any other person entering upon or using the Ground Leased Premises, or any structure thereon or any part thereof. Such insurance policy or policies shall be maintained with single limit coverage of $5,000,000.00, with a deductible not exceeding $100,000.00. Such insurance policy or policies shall be stated to be primary and noncontributing with any insurance which may be carried by Landlord. A certificate of insurance, together with proof of payment of the premium thereof shall be delivered to Landlord on the Lease Commencement Date, effective from and after the Lease Commencement Date, and renewal certificates and proof of payment of premium therefor shall be delivered to Landlord not less than fifteen (15) days prior to the renewal date of any such insurance policies during the Term and any Extended Term. Such insurance shall be cancelable only after thirty (30) days’ prior written notice to Landlord and Tenant, and any holder of a mortgage on the Ground Leased Premises. In the event Tenant fails to timely pay any premium when due, Landlord shall be authorized to do so, and may charge all costs and expenses thereof, including the premium and interest at the maximum rate allowed by law to Tenant, to be paid by Tenant as additional rent hereunder.

11.2	Fire and Extended Coverage Property Insurance.

Tenant shall, at its cost and expense and at all times during the Term, maintain in force for the joint benefit of Landlord and Tenant, and any holder of a mortgage on the Ground Leased Premises, a policy of insurance insuring all improvements located on the Ground Leased Premises against loss or damage by fire and lightning, and such other perils as are covered under the “extended coverage” or “all risk” provisions of policies generally in force on comparable improvements in Raleigh, North Carolina. Landlord shall be named as an additional insured on such policy of insurance and any insurance proceeds shall be applied in the manner as set forth in this Lease. The insurance shall be carried and maintained in amounts sufficient to provide coverage of the estimated full replacement cost of the improvements (exclusive of land, excavations, foundations, and other items unusually excluded from such coverage); provided however, that during the period of construction, Tenant shall provide or cause to be provided in lieu thereof builders’ risk or similar type of insurance to the full replacement costs thereof. Such insurance policy or policies shall be stated to be primary and noncontributing with any insurance which may be carried by Landlord. In addition, the deductible for such insurance shall not exceed $25,000.00. A certificate of said insurance, together with proof of payment of the premium thereof, shall be delivered to Landlord on the Lease Commencement Date, to be effective from and after the Lease Commencement Date. Any renewal certificates and proof of

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payment of premium therefor shall be delivered to Landlord not less than fifteen (15) days prior to the renewal date of any such insurance policies during the Term and any Extended Term. Such insurance shall be cancelable only after thirty (30) days’ prior written notice to Landlord and Tenant. In the event Tenant fails to timely pay any premium when due, Landlord shall be authorized to do so, and may charge all costs and expenses thereof, including the premium and interest at the maximum rate allowed by law, to Tenant, to be paid by Tenant as additional rent hereunder.

11.3	Waiver of Subrogation.

Landlord and Tenant and all parties claiming under them mutually release and discharge each other from all claims and liabilities arising from or caused by any casualty or hazard covered or required hereunder to be covered in whole or in part by the casualty and liability insurance to be carried on the Ground Leased Premises and/or in connection with any improvements on or activities conducted on the Ground Leased Premises and/or in or on the improvements located thereon and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof, and evidence such waiver by endorsement to the required insurance policies, provided that such release shall not operate in any case where the effect is to invalidate or increase the cost of such insurance coverage (provided that in the case of increased cost, the other party shall have the right, within thirty (30) days following written notice, to pay such increased cost, thereby keeping such release and waiver in full force and effect).

11.4	Indemnification.

Tenant hereby agrees to indemnify, protect, defend and save Landlord, its agents, officers, shareholders, employees, and attorneys harmless from and against any and all losses, damages, actions, fines, penalties, demands, damages, liability and expense, including attorneys’ fees and costs through litigation and all appeals, in connection with the loss of life, personal injury and damage to property arising from or out of (a) any occurrence in, upon, at or about the Ground Leased Premises during the term of this Ground Lease; (b) the occupancy, use, construction upon and maintenance of the Ground Leased Premises by Tenant and its Tenants, sublessees, guests and invitees, and any party acting by, through or under any of them; (c) the operation of the business of Tenant thereon; and (d) any act or failure to act, occasioned wholly or in party by Tenant and its agents, contractors, employees, invitees or any other person. Nothing contained herein shall be construed to make Tenant liable for any injury or loss caused by the negligence, gross negligence or willful misconduct of Landlord or any agent or employee of Landlord, Landlord agreeing to indemnify and hold Tenant harmless therefrom.

ARTICLE XII

DAMAGE AND DESTRUCTION

12.1	Tenant’s Duty to Restore Premises.

At any time during the Term of this Lease, and so long as no uncured Event of Default has occurred (after giving Tenant the time to effect a cure as set forth herein), if any buildings or improvements now or hereafter on the Ground Leased Premises are damaged and/or destroyed in whole or in part by fire, theft, the elements, or any other cause, this Ground Lease shall continue

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in full force and effect, and Tenant, at its sole cost and expense, may repair and restore the damaged or destroyed the improvements as nearly as possible to their value and function immediately prior to the damage or destruction, whether or not there are sufficient insurance proceeds to cover the repair and restoration expenses; but if Tenant elects not to restore such improvements, Tenant shall promptly (a) secure the Ground Leased Premises, making the same safe; and (b) remove and dispose of all debris from such Ground Leased Premises. If Tenant desires to rebuild any improvements located on the Ground Leased Premises so that they will have a use different than use as or related to a health care facility, then such different use of the rebuilt facility shall be subject to Landlord’s prior written approval, which shall not be unreasonably withheld, and shall otherwise be subject to the terms and conditions of this Lease. The work of repair and restoration shall be commenced by Tenant as soon as reasonably possible with due consideration given to among other things, clearing of damaged portions of the Ground Leased Premises and site preparation, adjustment of insurance claims, redesign, rebidding and repermitting, obtaining a new loan or loans for construction or repair. Tenant shall proceed diligently to commence repairs and restoration. Once construction has commenced Tenant shall proceed diligently thereafter to complete the construction or repair, subject to reasonable delays due to force majeure events or events beyond the reasonable control of Tenant. Tenant shall not be responsible for delays caused by force majeure events or events or events beyond the reasonable control of Tenant. In all other respects, the work of any repair and restoration shall be done in accordance with the requirements for original construction work on the Ground Leased Premises set forth in Article 5 of this Lease. Any failure by Tenant to timely and properly repair and restore the Ground Leased Premises, or to secure it and remove and dispose all debris if Tenant elects to not restore the improvements, shall constitute an Event of Default hereunder.

12.2	Option to Terminate Ground Lease for Destruction.

Notwithstanding Section 12.1 above, in the event that during the last nine (9) months of the Term or the Extended Term, any improvements located on the Ground Leased Premises are damaged or destroyed by fire, theft or any other casualty, through no fault of Tenant, so that it cannot be repaired and restored as required by Section 12.1 of this Ground Lease at a cost not more than thirty-five percent (35%) of the cost of replacing such improvements, then Tenant shall have the option of terminating this Ground Lease on the last calendar day of any month during the last year of the Ground Lease Term by giving to Landlord at least sixty (60) days’ prior written notice of Tenant’s intent to do so; and if Tenant elects to terminate this Lease, then Tenant shall also be required to remove, at Tenant’s own cost and expense, all debris and remains of the damaged improvements from the Ground Leased Premises.

12.3	Application of Insurance Proceeds.

Any and all fire or other insurance proceeds that become payable at any time during the Term because of damage to or destruction of any buildings or improvements on the Ground Leased Premises shall be paid to Tenant and applied toward the cost of repairing and restoring the damaged or destroyed buildings or improvements in the manner required by Section 12.1 of this Lease; provided, however, that should Tenant exercise its option granted by Section 12.2 of this Ground Lease to terminate this Ground Lease because of damage to or destruction of buildings or improvements on the Ground Leased Premises, then, in that event, any and all fire or other insurance proceeds that become payable because of such damage or destruction shall be applied in the following order of priority:

(a) Shall be applied to remove the debris.

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(b) Then the balance of the proceeds, if any, shall be allocated between Landlord and Tenant in accordance with the values of their respective interests in the Ground Leased Premises and all improvements thereon immediately prior to the damage or destruction. Tenant shall be responsible, from its portion of the proceeds or from its own independent funds to pay and discharge any liens or encumbrances created or incurred by it prior to such casualty and termination and Landlord shall be responsible, from its portion of the proceeds or from its own independent funds to pay and discharge any other liens or encumbrances created or incurred by it, such that the Ground Leased Premises and all other improvements shall be free of all liens and encumbrances but subject to the Permitted Encumbrances. The value of Landlord’s interest in the Ground Leased Premises and all improvements thereon immediately prior to the damage or destruction shall include the then value of its interest in the Ground Leased Premises prior to the Expiration Date of this Ground Lease and the value of its reversionary interest in the Land after the Expiration Date, excluding any improvements constructed thereon. The value of Tenant’s interest in the Ground Leased Premises and improvements immediately prior to the damage or destruction shall include the then value of its interest in the Ground Leased Premises for the remainder of the Term of this Ground Lease, and the then value of all improvements constructed thereon. Such values shall be those determined by agreement between Landlord and Tenant. If such agreement cannot be reached, such values shall be determined in accordance with the appraisal provisions of Sections 3.1 and 10.2 hereof. Notwithstanding the foregoing, Landlord may, at its option, in lieu of receiving any cash representing its portion of the balance of the proceeds, cause or permit the entire amount of such remaining proceeds to be paid directly to Tenant and, in such event, Tenant shall reasonably cooperate with Landlord to use Landlord’s allocable portion of such remaining proceeds to purchase such real property or assets as Landlord may identify, and cause such real property or other assets to be distributed to Landlord, at no additional expense to Tenant.

ARTICLE XIII

DEFAULTS AND REMEDIES

13.1	Defaults.

Each of the following events shall be a default by Tenant and a breach of this Ground Lease and constitute an “Event of Default”:

(a) Abandonment. Abandonment of any improvements now or hereafter constructed on the Ground Leased Premises, where such abandonment continues for a period of ninety (90) days after notice thereof by Landlord to Tenant.

(b) Attachment or Other Levy. The subjection of any right or interest of Tenant in the Ground Leased Premises to attachment, execution or other levy, or to seizure under legal process, if not released within ninety (90) days after notice from Landlord to Tenant to obtain satisfaction thereof, except as permitted pursuant to Section 10.1(c) hereof.

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(c) Appointment of Receiver. The appointment of a receiver to take possession of the Ground Leased Premises or improvements thereof, or of Tenant’s interest in the leasehold estate or of Tenant’s operations on the Ground Leased Premises or Tenant’s assets, for any reason, including but not limited to assignment for benefit of creditors or voluntary or involuntary bankruptcy proceedings, but not including receivership (a) pursuant to administration of the estate of any deceased or incompetent individual member of Tenant, or (b) pursuant to any mortgage permitted by the provision of this Ground Lease relating to the purchase or construction of improvements, or (c) instituted by Landlord, the event of default being not the appointment of a receiver at Landlord’s instance, but the event justifying the receivership, if any.

(d) Insolvency: Bankruptcy. An assignment by Tenant for the benefit of creditors, or the filing of a voluntary or involuntary petition by or against Tenant under any law for the purpose of adjudicating Tenant a bankrupt, or for extending time for payment, adjustment or satisfaction of Tenant’s liabilities, or for reorganization, dissolution, or arrangement on account of, or to prevent bankruptcy or insolvency; unless, in case of such that are involuntary on Tenant’s part, the assignment, proceedings, and all consequent orders, adjudications, custodies and supervisions are dismissed, vacated, terminated or bonded within ninety (90) days after the assignment, filing or other initial event.

(e) Default in Mortgage Payment. Any default under any mortgage encumbering the leasehold estate of this Lease, or under any loan agreement or promissory note secured by any such mortgage which is not cured by Tenant within the applicable cure period, if any, or not otherwise waived in writing by any leasehold mortgagee.

(f) Default in Payment or Performance Under this Lease. Subject to paragraph (g) below, failure of Tenant to pay any installment of Base Annual Rent, rent, additional rent, or any impositions or other monetary obligations of any nature whatsoever required to be paid by Tenant under this Ground Lease within fifteen (15) days of when due and payable; or failure of Tenant to observe or perform any of its other covenants, conditions or agreements under this Ground Lease or under the terms of any mortgage documents which encumber the leasehold interest in the Ground Leased Premises, the improvements located thereon or any part thereof or interest therein; or the breach of any warranties or representations of Tenant under this Lease. For purposes of this Article 13, all monetary payments required to be made under this Lease, including, but not limited to, taxes, insurance premiums, utility payments, and association assessments, together with all other sums Tenant is obligated to pay under this Ground Lease (other than rent), shall be deemed additional rent hereunder.

(g) Notice and Right to Cure. If the alleged default is monetary in nature such as (but not limited to) nonpayment of rent, taxes or any other sums required to be paid by Tenant (excluding Section 13.1(e)), Landlord shall deliver written notice to Tenant of the default and Tenant will have thirty (30) days after the receipt of such written notice to cure the default. As to any non-monetary defaults, Tenant shall have ninety (90) days after written notice is given by Landlord specifying the nature of the default to cure the default; provided, however, that if

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after exercise of due diligence and its best efforts to cure such non-monetary default Tenant is unable to do so within the ninety (90) day period, then the curing period shall be extended for such reasonable time as may be approved by Landlord for curing such default, so long as Tenant continues to diligently prosecute to completion the curing of the default. As used herein, non-monetary default shall include, without limitation, a breach of any covenant of Tenant hereunder, Tenant’s failure to perform as required hereunder, and a breach of any warranty, representation or other agreement of Tenant under this Lease. If the alleged default is nonpayment of monetary obligations under Section 13.1(e), Tenant shall have fifteen (15) days after the happening of the default under the note or mortgage to cure the default of Section 13.1(e), or the time period for cure specified under the note or mortgage, whichever is longer.

13.2	Remedies.

If any default by Tenant shall continue uncured upon expiration of the applicable curing period, Landlord may exercise any one or all of the following remedies in addition to all other rights and remedies provided by law or equity, from time to time, to which Landlord may resort cumulatively or in the alternative:

(a) Termination. Landlord may, at Landlord’s election, and without notice, terminate this Lease. All Tenant’s rights in the Ground Leased Premises and in all improvements shall terminate upon termination of this Lease. Promptly after any such termination, Tenant shall surrender and vacate the Ground Leased Premises and any other improvements in broom-clean condition, and Landlord may re-enter and take possession of the Ground Leased Premises and all other improvements. Termination under this paragraph shall not relieve Tenant from the payment of any sum then due to Landlord, or from any claim for damages accrued against Tenant through the date of termination.

(b) Re-entry Without Termination. Landlord may, at Landlord’s election, re-enter the Ground Leased Premises and any improvements thereon, and without terminating this Lease, at any time, relet the Ground Leased Premises and improvements, or any part(s) of them, for the account, and in the name of Tenant or otherwise, all upon commercially reasonable rates and terms determined by Landlord, without hereby obligating Landlord to relet the Ground Leased Premises and any improvements or make an effort to relet either or both of them in whole or in part, at any time. Any reletting may be for the remainder of the Term, or for any longer or shorter period. Landlord may execute any leases made under this provision either in Landlord’s name or in Tenant’s name, and Landlord shall be entitled to all rents from the use, operation or occupancy of the Ground Leased Premises or improvements, or both. Landlord shall have the further right, at Landlord’s option, to make such reasonable and necessary alterations, repairs, replacements and/or restorations which shall not operate or be construed to release Tenant from liability hereunder. Tenant shall nevertheless pay to Landlord on the due dates specified in this Ground Lease the equivalent of all sums required of Tenant under this Lease, plus Landlord’s expenses. No act by or on behalf of Landlord under this provision shall constitute a termination of this Ground Lease unless Landlord gives Tenant written notice of termination.

(c) Tenant’s Personal Property. Landlord may, at Landlord’s election, use Tenant’s personal property and trade fixtures or any of such property and fixtures without compensation and without liability for use or damage, or store them for the account and at the cost of Tenant. The election of one remedy for any one item shall not foreclose an election of any other remedy for another item, or for the same item at a later time.

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(d) Appointment of Receiver. Landlord may, if Landlord elects to file suit to enforce this Ground Lease and/or protect its rights hereunder, in addition to the other remedies provided in this Ground Lease and by law, have the appointment of a receiver of the Ground Leased Premises and the improvements thereon.

(e) Acceleration. To the extent allowed by North Carolina law, Landlord may accelerate the Base Annual Rent, the rent and any additional rent due hereunder and Tenant shall immediately pay Landlord, as damages, the present value of the entire amount of all of such sums which would become due and payable during the remainder of the Ground Lease Term, as applicable. Present value shall be determined utilizing generally accepted standard present value tables available at the time of such election.

13.3	Remedies Cumulative.

Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term of this Ground Lease would have expired nor limit or preclude recovery by Landlord against Tenant of any sums or damages which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. All the remedies hereinbefore given to Landlord and all rights and remedies given to it at law and in equity shall be cumulative and concurrent.

13.4	Tenant’s Liability After Default.

If Tenant shall default in the performance of any of its obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant, only if such default continues after the expiration of the curing period applicable, if any, under Section 13.1(g) of this Lease. Any reasonable expenses incurred by Landlord in connection with any such performance, and all costs, expenses, and disbursements of every kind and nature whatsoever, including reasonable attorneys’ fees including appellate, bankruptcy and post-judgment proceedings involved in collecting or endeavoring to collect the rent or any additional rent or any part thereof or enforcing or endeavoring to enforce any rights against Tenant or Tenant’s obligations hereunder, shall be due and payable upon Landlord’s submission of an invoice therefor. All sums advanced by Landlord on account of Tenant under this section, or pursuant to any other provision of this Lease, and all rent, if delinquent or not paid by Tenant and received by Landlord when due hereunder, shall bear interest at the maximum rate permitted by law, from the due date thereof until paid and the same shall be and constitute additional rent and be due and payable upon Landlord’s demand therefor.

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13.5	Holdover.

If Tenant remains in possession of the Ground Leased Premises or any part thereof after the expiration or sooner termination of the Term or any extension thereof, without having executed its right to extend the term of this Ground Lease, Tenant shall become a tenant at sufferance and shall pay the Landlord a rent equal to twice the Base Annual Rent paid by Tenant in the last month prior to the expiration or termination of the Lease, which shall be payable on a per diem basis, not to exceed the amount permitted to be charged by a Landlord under applicable North Carolina law. Notwithstanding that Landlord may allow Tenant to continue in possession after the expiration or sooner termination of this Lease, neither that nor the provisions of this section shall constitute a waiver of any of Landlord’s rights under this section or this Lease. Further, notwithstanding the payment of rent by Tenant and acceptance thereof by Landlord as provided in this section, Tenant shall be in continuing breach of this Ground Lease at any time or during any period in which Tenant is a holdover tenant.

ARTICLE XIV

SURRENDER AND REMOVAL

14.1	Surrender of Possession.

Upon the expiration of the Term, the Extended Term(s) or any earlier termination thereof, Tenant shall surrender to Landlord possession of the Ground Leased Premises and all improvements constructed and installed thereon. If Tenant is not then in default under any of the covenants and conditions hereof, Tenant may remove, or cause to be removed, all personal property and equipment of Tenant, other than permanent fixtures, from the Ground Leased Premises on or prior to the date of any termination of this Lease promptly repairing any damage caused by such removal; thereafter all such personal property and equipment not removed shall belong to Landlord without the payment of any consideration.

14.2	Tenant’s Quitclaim.

Upon the expiration of the Term or any Extended Term, or any sooner termination of this Lease, if Tenant has not exercised its option to purchase the Ground Leased Premises, Tenant agrees to execute, acknowledge and deliver to Landlord a proper instrument in writing, releasing and quitclaiming to Landlord all right, title and interest of Tenant in and to the Ground Leased Premises and all improvements.

ARTICLE XV

GENERAL PROVISIONS

15.1	Conditions and Covenants.

All of the provisions of this Ground Lease shall be deemed as running with the land, and construed to be “conditions” as well as “covenants” as though the words specifically expressing or imparting covenants and conditions were used in each separate provision.

15.2	Survival of Indemnities.

All representations, warranties and indemnities of Tenant under this Ground Lease shall survive the expiration or sooner termination of this Ground Lease.

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15.3	No Waiver of Breach.

No failure by either Landlord or Tenant to insist upon the strict performance by the other of any covenant, agreement, term or condition of this Lease, or to exercise any right or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No waiver of any breach shall affect or alter this Lease, but each and every covenant, condition, agreement and term of this Ground Lease shall continue in full force and effect with respect to any other then existing or subsequent breach.

15.4	Unavoidable Delay - Force Majeure.

If either party shall be delayed or prevented from the performance of any act required by this Ground Lease by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive governmental laws, or regulations or other cause, without fault and beyond the reasonable control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of the delay; and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however, nothing in this section shall excuse Tenant from the prompt payment of any rental or other charge required of Tenant.

15.5	Notices.

Unless otherwise specifically provided in this Ground Lease or by law, any and all notices or other communications required or permitted by this Ground Lease or by law to be served on, given to, or delivered to any party to this Ground Lease shall be writing and shall be deemed duly served, given, delivered and received when personally delivered (including confirmed overnight delivery service to the party to whom it is directed), or in lieu of such personal delivery, when three (3) business days have elapsed following deposit thereof in the United States mail, first-class postage prepaid, certified, return receipt requested, addressed to:

Landlord:	_________________________________________
_________________________________________
_________________________________________
_________________________________________
Attention: Chief Executive Officer

with a copy to:	Health Management Associates, Inc. 5811 Pelican Bay Boulevard, Suite 500 Naples, Florida 34108-2710 Attention: Timothy R. Parry, Esq. Senior Vice President and General Counsel

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Tenant:	_________________________________________
_________________________________________
_________________________________________
_________________________________________
Attention: _________________________________

with a copy to:	_________________________________________
_________________________________________
_________________________________________
_________________________________________
Attention: _________________________________

Either party may change its address for the purpose of this paragraph by giving written notice of such change to the other party in the manner provided in its paragraph.

15.6	Gender.

The use herein of (1) any gender includes all others, and (2) the singular number includes the plural and vice-versa, whenever the context so requires.

15.7	Captions.

Captions in this Ground Lease are inserted for convenience of reference only and do not define, describe or limit the scope or the intent of this Ground Lease or any of the terms hereof.

15.8	Entire Agreement.

This Ground Lease and the exhibits attached hereto contain the entire agreement between the parties regarding the subject matter hereof. Any oral or written representations, agreements, understandings and/or statements shall be of no force and effect.

15.9	Waiver; Amendment.

No modification, waiver, amendment, discharge or change of this Ground Lease shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is or may be sought.

15.10	Time.

Time is of the essence of each obligation of each party hereunder.

15.11	Governing Law.

This Ground Lease shall be construed and enforced in accordance with the laws of the State of North Carolina.

15.12	Binding Effect.

Subject to any provision of this Ground Lease that may prohibit or curtail assignment of any rights hereunder, this Ground Lease shall bind and inure to the benefit of the respective heirs, assigns, personal representatives, and successors of the parties hereto.

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15.13	Execution of Other Instruments.

Each party agrees that it shall, upon the other’s request, take any and all steps, and execute, acknowledge and deliver to the other party and all further instruments reasonably necessary or expedient to effectuate the purpose of this Lease.

15.14	Severability.

If any term, provision, covenant or condition of this Ground Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

15.15	Counterparts.

This Ground Lease may be executed in one or more counterparts, each of which shall be deemed an original and when taken together will constitute one instrument.

15.16	Estoppel Certificate.

Either party shall execute, acknowledge and deliver to the other party, within twenty (20) days after requested by the other party, a statement in writing certifying, if such is the case, that this Ground Lease in unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified); the date of commencement of this Lease; the dates for which the rent and other charges have been paid; any alleged defaults and claims against the other party and providing such other information as shall be reasonably requested.

15.17	Good Standing.

Tenant represents and warrants that it is in good standing as of the Effective Date of this Lease, and covenants that it will remain in good standing under the applicable laws of the State of North Carolina at all times during the Term and any Extended Term of this Lease. Tenant’s breach of this representation or covenant shall constitute an Event of Default hereunder.

15.18	Signs.

Any signs erected by tenant on or about the Ground Leased Premises shall be at Tenant’s sole expense and shall be subject to compliance with all sign and zoning ordinances.

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IN WITNESS WHEREOF, this Ground Lease has been executed as of the date set forth above.

LANDLORD:
,
a

BY:
NAME:
TITLE:

TENANT:
,
a

BY:
NAME:
TITLE:

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                                          County, North Carolina

I certify that the following person personally appeared before me this day and acknowledged to me that he or she signed the foregoing document for the purpose stated therein and in the capacity indicated:                                         .

Date:
Notary Public

My Commission Expires:	Print Name:

[Affix Notary Stamp or Seal]

                                          County, North Carolina

I certify that the following person personally appeared before me this day and acknowledged to me that he or she signed the foregoing document for the purpose stated therein and in the capacity indicated:                                         .

Date:
Notary Public

My Commission Expires:	Print Name:

[Affix Notary Stamp or Seal]

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EXHIBIT “A”

LEGAL DESCRIPTION OF THE LAND

BEING all of that certain tract or parcel of land designated as Tract 2, containing 50.191 acres, according to plat entitled “Survey for Nemo II Associates” having a survey date of May 9, 2008, prepared by Michael A. Moss of Cawthorne, Moss & Pancera, P.C., Professional Land Surveyors and recorded in Book of Maps 2008, Page 227, Franklin County Registry (the “Plat”), to which Plat is referenced for a more particular description. (for purposes of this legal description, hereinafter called the “Property”).

TOGETHER WITH, but without warranties of title, all of Grantor’s right, title and interest in and to the centerline of the right of way of U. S. Highway 1 which adjoins the Property on the East and shown on the Plat.

TOGETHER WITH, but without warranties of title, all of Grantor’s right, title and interest in and to the centerline of the right of way North Carolina Secondary Road Number 1134, commonly known as Long Mill Road, which adjoins the Property on the West and shown on the Plat.

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EXHIBIT “B”

PERMITTED ENCUMBRANCES

Restrictions, reservations and easements of record and to those matters appearing on Chicago Title Insurance Company Owner’s Policy of title insurance policy number 34 306 RA08-0012793 and non-delinquent taxes for the current tax year(s) and subsequent years and any liens created by Tenant.

(Attach title insurance policy)

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Exhibit B

*** TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

FORM OF NOVANT MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT (this “Agreement”) is made and entered into as of October 1, 2009, by and between Foundation Health Systems Corp. (the “Manager”), a North Carolina non-profit corporation which is exempt from federal tax as an organization described in Section 501(c)(3) of Internal Revenue Code of 1986, as amended (the “Code”), Gaffney HMA, L.L.C., a South Carolina limited liability company (“Gaffney”), Louisburg H.M.A., LLC, a North Carolina limited liability company (“Louisburg” and, together with Gaffney, the “Owners”), and Carolinas Holdings, LLC, a Delaware limited liability company (“Parent”), and, solely for purposes of Sections 7, 20 and 22, Carolinas JV Holdings, L.P., a Delaware limited partnership (“HMA L.P.”) on behalf of itself and its Affiliates.

RECITALS

WHEREAS, the Owners own and operate healthcare facilities located at the addresses set forth opposite such Owner’s name on Exhibit I (each, a “Hospital Facility” and collectively, the “Hospital Facilities”);

WHEREAS, Parent is the sole member of each Owner;

WHEREAS, Parent is owned by Affiliates of Health Management Associates, Inc., a Delaware corporation (“HMA”) and Novant Health, Inc., a North Carolina not for profit corporation which is exempt from federal income tax as an organization described in Section 501(c)(3) of the Code (“Novant”);

WHEREAS, Parent and Owners desire to utilize the services of Manager to manage in all respects and exercise authority over the Owners and the Hospital Facilities during the period commencing on the date hereof (the “Effective Date”) and ending on the date of termination, as set forth in Section 3 hereof (the “Term”), and Manager is willing to furnish such services under the terms and conditions, and in the manner, hereinafter set forth;

NOW, THEREFORE, for and in consideration of the premises and the agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of all of which are forever acknowledged and confessed, the parties agree as follows:

1.	Certain Definitions.

In addition to the other definitions contained in the preamble of this Agreement and the foregoing recitals, the following terms will, when used in this Agreement, have the following respective meanings:

“Affiliates” means, with respect to any party, any persons or entities directly or indirectly controlling, controlled by, or under common control with, such party at any time during the period for which the determination of affiliation is being made. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any party, means the possession, directly or indirectly, of the power to direct or cause the direction of management policies of such party, whether through the ownership of voting securities or by contract or otherwise.

“Charity Policy” means the charity care policy as adopted or revised from time to time by the Manager in its sole discretion. The Charity Policy (and the Catastrophic Discount Policy which is a component thereof) as in effect on the Effective Date is attached hereto as Exhibit II and incorporated herein by reference.

“Community Benefit Standard” means a standard pursuant to which each Hospital Facility and its assets are operated in furtherance of Novant’s charitable purposes, and pursuant to which:

1.	each Hospital Facility adopts and implements the Charity Policy;

2.	each Hospital Facility becomes and remains certified by the U.S. Department of Health and Human Services to provide services to all beneficiaries of Medicare, Medicaid, and other government payment programs, and provides services in a nondiscriminatory manner to such beneficiaries;

3.	each Hospital Facility operates a full-time emergency room which is open to and accepts all persons, regardless of their ability to pay;

4.	each Hospital Facility maintains an open medical staff, subject to exclusive contracts for hospital-based services such as anesthesiology, radiology, pathology, hospitalist, and emergency department services, to the extent an exclusive contract for those services is required to obtain proper staffing coverage or to permit a more efficient delivery of those services within each Owner’s Hospital Facility;

5.	each Hospital Facility provides public health programs of educational benefit to the communities it serves;

6.	each Hospital Facility generally promotes the health, wellness, and welfare of the communities it serves by providing quality healthcare services at reasonable cost; and

7.	each Hospital Facility adopts and applies the Conflict of Interest Policy set forth in Exhibit III to this Agreement.

The term “Community Benefit Standard” shall include any revisions to the standard set forth above which are made from time to time by Manager, in its sole discretion.

“Foundation” means Foundation Health Systems Corp., a North Carolina non-profit corporation, which is an Affiliate of Novant.

“GAAP” means, at any time, generally accepted United States accounting principles, methods and practices then set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, and statements and

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pronouncements of the Financial Accounting Standards Board, the Securities and Exchange Commission or of such other party as may be approved by a significant segment of the U.S. accounting profession, in each case as of the date or period at issue and as applied on a consistent basis.

“HMA” has the meaning given it in the recitals.

“LLC Agreement” means that certain Second Amended and Restated Limited Liability Company Agreement of Parent, of even date herewith.

“Parent Board” means the Board of Managers of Parent.

“Quintana Order” means the Final Order and Judgment Approving Settlement, Certifying Class For Settlement Purposes, Awarding Class Counsel Attorney’s Fees and Dismissing Action With Prejudice, dated January 12, 2007, in the matter of Jose Manuel Quintana v. Health Management Associates, Inc., Circuit Court of the 11th Judicial Circuit, in and for Miami Dade County Florida, Case No. 04-16944-CA 31.

2.	Engagement; Scope of Management.

(a) Subject to Section 22 hereof, Owners hereby engage Manager to furnish, and Manager hereby agrees to provide, management services in connection with the operation of the Hospital Facilities, to manage the entire operations of the Hospital Facilities, and to perform additional services for the Hospital Facilities’ operation to the extent set forth herein. Without limiting the generality of the foregoing, and Subject to Section 22 hereof, Manager shall have authority to direct the business and affairs of the Owners and the Hospital Facilities and, in so doing, shall manage, control and have all of the rights and powers which may be possessed by a North Carolina limited liability company (with respect to Louisburg) or a South Carolina limited liability company (with respect to Gaffney). Subject to Section 22 hereof, Manager shall have the power to bind the Owners and the Hospital Facilities and enter into obligations on behalf of the Owners and the Hospital Facilities, and to take any action the Manager deems necessary or advisable in connection with the foregoing. In furtherance of the foregoing powers, and Subject to Section 22 hereof, each Owner hereby appoints Manager as its attorney-in-fact, with full power to act on behalf of and in the name of the Owner.

(b) In accordance with the authority granted hereunder and Subject to Section 22 hereof, Manager will supervise and manage the entire business and operations of the Hospital Facilities, including without limitation each Owner’s provision of healthcare services as well as all matters and functions pertaining to the business and administration of the Hospital Facilities, including without limitation the following: accounting, purchasing, quality assurance, marketing, human resources and personnel matters, information systems, cash management, billing and collection, risk management, general management, finances, medical and non-medical personnel and all staffing, equipment, furnishings, inventory and supplies, legal matters, tax matters and reimbursement matters of or pertaining to the Hospital Facilities.

(c) In exercising its duties hereunder, Manager will cause each Hospital Facility to be operated in accordance with (i) the purposes and in the manner described in Exhibit IV, including the Community Benefit Standard; (ii) the

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prohibitions on private inurement, private benefit, excessive lobbying expenditures and campaign activities applicable to Code Section 501(c)(3) organizations; and (iii) the Quintana Order.

(d) Notwithstanding any provision in this Agreement to the contrary, Manager shall not cause any Hospital Facility to engage in any activities or take any action which is inconsistent with the tax-exempt status of Manager, Novant or their tax-exempt Affiliates, or which would create any material amount of “unrelated business taxable income” within the meaning of Section 512(a) of the Code to Manager, Novant or their tax-exempt Affiliates. Any decision of Manager to forego an action or activity which would be inconsistent with the tax-exempt status of Manager, Novant or their tax-exempt Affiliates shall not be a breach of any duty of Manager to the Owners, the Parent, or any other party.

(e) In furtherance of the foregoing, and notwithstanding any other provision of this Agreement to the contrary, Manager shall have the right to make all decisions regarding the administration of the Charity Policy, to direct the administration of the Charity Policy, and to initiate and enforce matters regarding the same. Furthermore, notwithstanding any other provisions of this Agreement to the contrary, Manager shall have the right to initiate, modify, amend, supplement and approve Community Benefit Activities which Manager believes are necessary or appropriate to further the Community Benefit Standard, and such decision shall be within the exclusive control of Manager. Manager may unilaterally amend the Charity Policy of each Hospital Facility from time to time (and shall have the exclusive right to modify the same).

(f) Subject to Section 22 hereof, the intent and understanding of this Agreement is that Manager is delegated full authority for the comprehensive operations of each Hospital Facility, without the prior consultation or approval of Parent or its members. Manager may perform its services under this Agreement through such employees and agents as it determines appropriate.

(g) Notwithstanding any other provision of this Agreement, Manager assumes no financial obligations whatsoever of Owners by reason of its performance of management services under this Agreement in accordance with its terms.

3.	Term.

(a) The Term of this Agreement is for a period commencing on the Effective Date and terminating automatically and without further action (i) with respect to either Owner, at such time as the equity interests of such Owner cease to be owned by either the Parent or an Affiliate of Novant, (ii) upon and in accordance with the written agreement of all parties hereto to terminate this Agreement, or (iii) with respect to either Owner, upon written notice from Novant to the Owner sent after such time as an Affiliate of Novant owns all of the equity interests of such Owner. The termination of this Agreement will not affect any rights or obligations arising hereunder prior to the effective date of termination.

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(b) In addition to the foregoing, Manager or Owners (acting together, and constituting one party for purposes of this Section) may terminate this Agreement for cause upon a material breach by the other party of its material obligations under this Agreement. In order to effect a termination for cause, the non-breaching party shall furnish to the breaching party a written notice setting forth the nature of the breach, and the breaching party shall have thirty (30) days from receipt of such notice within which to cure the specified breach; provided, however, that in the event such breach may not reasonably be cured within such thirty (30) day period, such thirty (30) day period shall be extended provided that the breaching party is using commercially reasonably efforts to cure such breach. In the event that the breaching party fails to cure the specified breach within such thirty (30) day notice period (subject to the extension of such period as provided in the immediately preceding sentence), this Agreement shall terminate at the end of the thirty (30) day notice period (or at such time as the breaching party ceases to use commercially reasonably efforts to cure such breach) upon written notice of termination by the non-breaching party.

4.	Reporting.

Manager will provide the Owners on a timely basis with financial and operations reports and administrator’s reports with respect to the operations of the Hospital Facilities. Manager will promptly notify the Parent Board of any material event, liability or other occurrence or casualty that comes to Manager’s knowledge during the Term.

5.	Other Management Services.

Without limiting the plenary authority to be exercised, and management services to be provided by Manager hereunder, Manager will perform and provide the following services:

(a) Accounting Records. Manager will supervise, direct and maintain the operation of the accounting system for the Hospital Facilities and will cause to be prepared and delivered to Parent Board financial statements as follows: within forty-five (45) days of the end of each calendar quarter, Manager will provide to Parent Board a balance sheet, related statement of revenue and expenses showing the results of operations of the Owner for the quarter then ended. Such financial information will have been prepared in accordance with GAAP and will conform to GAAP, such balance sheets will present fairly the financial condition of the Owners at the dates indicated thereon, and such statements of revenue and expenses will present fairly the results of operations of the Owners for the periods indicated thereon, subject to normal year-end adjustments.

(b) Collection of Accounts.

(i) Manager will supervise and direct the collection of all accounts due to Owners from services rendered by the Hospital Facilities. Manager will use its commercially reasonable efforts to collect all accounts receivable in full and expeditiously.

(ii) Manager will supervise and direct the issuance of bills and the collection of accounts, in accordance with charge schedules and collection policies established by Manager. Manager may obtain on behalf of Owners the assistance of one or more collection agencies.

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(c) Litigation. Manager will have the authority to commence, defend, resolve and settle all claims, demands, actions, suits, proceedings and investigations involving Owners or their assets, including without limitation those relating to insurance. Manager will give prompt notice to Parent Board of the commencement of any material action, suit, proceeding or investigation, or the assertion of any material claim or demand, involving Owners or their assets.

(d) Tradenames and Trademarks. Manager may, for so long as Novant owns, directly or indirectly, any equity interests in Parent, seek from Novant any necessary and appropriate licenses and authorizations to utilize the trade names, trademarks, logos and services marks of Novant and its Affiliates. The use of Novant’s trade names, trademarks, logos and service marks, if any, shall be governed by the terms of a Trademark License Agreement by and between Novant and Manager or Owners.

(e) Performance Standards. Manager shall have no liability to the Owners for the performance of its services hereunder so long as the Manager (i) acted in good faith and (ii) was neither grossly negligent nor engaged in willful misconduct or fraud. In performing its duties, the Manager shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by (i) one or more agents or employees of Owners, or (ii) counsel, public accountants or other persons as to matters that the Manager believes to be within such person’s professional or expert competence.

(f) Reports. Manager shall timely file all Medicare, Medicaid, and other similar reports as required by law or regulation.

6.	Government Regulations and Licenses.

(a) Each Owners warrants that it is currently in compliance in all material respects with the requirements of all relevant statutes, ordinances, laws, rules, regulations and orders of all governmental or regulatory bodies having jurisdiction over such Owner, its Hospital Facility’s premises or operations. Each Owner further warrants that it currently has obtained and maintains all material licenses and permits required in connection with the management and operation of its Hospital Facilities. Owners will abide by all relevant laws, ordinances, rules and regulations of state, local or federal governments with respect to the Hospital Facilities.

(b) Manager warrants that it will perform its management services and other duties and obligations hereunder in compliance in all material respects with the requirements of all relevant statutes, ordinances, laws, rules, regulations and orders of all federal, state and local governmental or regulatory bodies having jurisdiction over Manager, Owners, the Hospital Facilities’ premises or the Hospital Facilities’ operations. Manager further warrants that it currently has obtained and maintains all material federal, state and local licenses, authorizations, approvals, accreditations, certifications and permits required for it to perform its duties and obligations hereunder with respect to its management and operation of the Hospital Facilities. Manager will take all reasonable actions so as to not jeopardize in any material

6

respect any federal, state or local licensure or accreditation of the Hospital Facilities. Manager shall adopt and adhere to a comprehensive legal and regulatory compliance program for the Hospital Facilities that is acceptable to Owner.

7.	Insurance.

Manager will cause Owners and the Hospital Facilities to be covered under Manager’s or its Affiliates’ insurance policies (including self insurance where applicable) in reasonable and appropriate amounts as determined by Manager, which may include all appropriate insurance mechanisms, including without limitation self-insured retention. All premiums and self-insured retention costs for insurance coverage of Owners and the Hospital Facilities will be borne by Owners. Owners shall have the right to audit any costs asserted by Manager for premiums and self-insured retention costs. Each liability insurance policy and self-insured plan with respect to the Hospital Facilities, except those specifically limited to property and casualty insurance with respect to the Hospital Facilities, will name (i) HMA, HMA L.P., Carolinas J.V. Holdings L.P. (a Delaware limited partnership which is an Affiliate of HMA) and their respective Affiliates, and (ii) Novant, Foundation, and their respective Affiliates, as additional named insureds as of the Effective Date. Manager will supply to HMA and Novant a copy of each such policy upon request. All insurance proceeds paid with respect to the Hospital Facilities will be paid to the appropriate Owner.

8.	Compensation.

As compensation for the services rendered hereunder, each Owner will pay to Manager, on a monthly basis: (i) during the period commencing on the Effective Date and ending on the third anniversary of the Effective Date, an amount equal to ***% of such Owner’s “Net Revenue” (as such term is defined by the AICPA Guide for Health Care Organizations) for the immediately preceding month; and (ii) for the remainder of the Term that follows the third anniversary of the Effective Date, an amount equal to ***% of such Owner’s Net Revenue for the immediately preceding month. Except as otherwise provided by this Agreement, Manager will bear and be solely responsible for the payment of all of its out-of-pocket expenses incurred in its performance of this Agreement. Any management fees or other amounts payable to Manager hereunder will be paid within ten (10) days following the determination thereof. For the avoidance of doubt, the parties agree that any revision to the management fee or other compensation payable to the Manager hereunder will be deemed to constitute an amendment to this Agreement and will require approval of all parties hereto in accordance with Section 20.

9.	Employment and Personnel.

(a) Personnel. All persons employed by the Hospital Facilities will be and remain employees of the applicable Owner, and will not be considered or deemed to be employees of Manager for any purpose whatsoever. Manager will have full responsibility for assigning and supervising all personnel necessary for the proper operation and maintenance of the Hospital Facilities, and will at all times act in a manner consistent with all employment and personnel policies and procedures of the appropriate Owner. The discharge and laying off of employees for cause or for reasons other than for cause will be the responsibility of the applicable Owner upon the advice of Manager.

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(b) Compensation. All expenses (including without limitation salaries, bonuses, benefits and related taxes and insurance) relating to all employees of the Hospital Facilities will be borne and paid by the applicable Owner.

10.	Goodwill.

Manager will use commercially reasonable efforts to preserve the business and operations of Owners intact, to keep available to Owners the services of the present employees and members of the Hospital Facilities’ medical staff and to preserve for Owner the goodwill of the suppliers, customers and others having business relations with Owners and the Hospital Facilities.

11.	Deposit and Disbursement of Funds.

Manager will deposit all receipts arising from the operation of the Hospital Facilities in such accounts as Manager determines, and will disburse and pay funds on behalf and in the name of the applicable Owner, in such amounts and at such times as the same are required, in each case consistent with Manager’s cash management practices applicable to all of Manager’s Affiliates.

12.	Control Over Medical and Professional Matters.

All medical and professional matters will be the responsibility of the applicable Owner.

13.	Access to Records.

Until the expiration of four years after the furnishing of the services provided under this Agreement, the parties will make available to the Secretary, U.S. Department of Health and Human Services, the U.S. Comptroller General, and their representatives, this Agreement and all books, documents and records necessary to certify the nature and extent of the costs of the services rendered under this Agreement. If duties under this Agreement are carried out through a subcontract worth $10,000 or more over a 12-month period with a related organization, the subcontract will also contain an access clause to permit access by the Secretary, the Comptroller General and their representatives to the related organization’s books and records. This provision applies regardless of whether the party is designated elsewhere in this Agreement as a contractor, subcontractor, vendor, seller or otherwise.

14.	Notices.

Any notice, demand or communication required, permitted or desired to be given hereunder will be in writing and will be deemed effectively given when personally delivered, when received by facsimile transmission or overnight courier, or five days after being deposited in the United States mail, with postage prepaid thereon, by certified or registered mail, return receipt requested, in each case addressed as follows:

if to Manager	Foundation Health Systems Corp.
2085 Frontis Plaza Boulevard
Winston-Salem, North Carolina 27103
Attention: President

fax: (336) 718-9860

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with a copy to:	Novant Health, Inc.
2085 Frontis Plaza Boulevard
Winston-Salem, North Carolina 27103
Attention: Lawrence U. McGee, Senior Vice President and General Counsel

fax: 336-277-9440

if to Gaffney	Gaffney HMA, L.L.C.
1530 North Limestone Street
Gaffney, South Carolina 29340
Attention: President

fax: (864) 489-0585

with a copy to:	Novant Health, Inc.
2085 Frontis Plaza Boulevard
Winston-Salem, North Carolina 27103
Attention: Lawrence U. McGee, Senior Vice President and General Counsel

fax: 336-277-9440

if to Louisburg	Louisburg HMA, L.L.C.
100 Hospital Drive
PO Box 609
Louisburg, North Carolina 27549
Attention: President

fax: (919) 497-8018

with a copy to:	Novant Health, Inc.
2085 Frontis Plaza Boulevard
Winston-Salem, North Carolina 27103
Attention: Lawrence U. McGee, Senior Vice President and General Counsel

fax: 336-277-9440

if to Parent	Carolinas Holdings, LLC
5811 Pelican Bay Boulevard, Suite 500
Naples, Florida 34108-2710
Attention: Gary D. Newsome
President and Chief Executive Officer

fax: (239) 597-5794

with copies to:	Novant Health, Inc.
2085 Frontis Plaza Boulevard
Winston-Salem, North Carolina 27103
Attention: Lawrence U. McGee, Senior Vice President and General Counsel

fax: 336-277-9440

and

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Health Management Associates, Inc.
5811 Pelican Bay Boulevard, Suite 500
Naples, Florida 34108-2710
	Attention:	Timothy R. Parry, Esq.
Senior Vice President and General Counsel

fax: (239) 597-5794

if to HMA L.P.	Carolinas JV Holdings, L.P.
5811 Pelican Bay Boulevard, Suite 500
Naples, Florida 34108-2710
	Attention:	Gary D. Newsome
President and Chief Executive Officer

fax: (239) 597-5794

with copies to:	Health Management Associates, Inc.
5811 Pelican Bay Boulevard, Suite 500
Naples, Florida 34108-2710
	Attention:	Timothy R. Parry, Esq.
Senior Vice President and General Counsel

fax: (239) 597-5794

or to such other address, and to the attention of such other person or officer as any party may designate by notice given in like manner.

15.	Indemnification.

(a) Owners jointly and severally agree to indemnify, defend and hold harmless the Manager from any and all actual or alleged losses, claims, damages, liabilities, costs and/or expenses (collectively “Damages”), including without limitation attorney fees, arising out of claims of third parties in connection with any action taken by Manager pursuant to authority granted by it pursuant to this Agreement; provided, however, that no indemnification may be made to or on behalf of the Manager if a judgment or other final adjudication adverse to the Manager establishes, or if it is established by one of the means set forth in paragraph (b) below, that (i) the Manager’s acts were committed in bad faith, were the result of gross negligence, or were the result of willful misconduct or fraud, or (ii) that the Manager personally gained in fact a financial profit or other advantage from which the Manager was not legally entitled. Any indemnity under this section shall be paid out of, and to the extent of, assets of the Owners only, including insurance proceeds if available.

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(b) Indemnifications payments made to Manager hereunder may be made only following a determination that the Manager did not act in bad faith, engage in willful misconduct, gross negligence or fraud in the performance with respect to the matters in question, and did not personally gain a financial profit or other advantage to which the Manager was not legally entitled. If a judgment or other final adjudication adverse to the Manager establishes that the Manager acted in bad faith, or was guilty or liable by reason of negligence, willful misconduct or fraud, or personally gained a financial profit or advantage to which the Manager is not legally entitled, such adjudication shall be conclusive.

16.	Governing Law.

This Agreement will be governed by and construed in accordance with the laws of the State of North Carolina without regard to its principles of conflicts of laws. Venue of any action to enforce this Agreement shall be in North Carolina.

17.	Further Assurances.

Owners and Parent shall take such actions and execute any additional documents and instruments as may be reasonably necessary to allow Manager to fulfill its obligations or to exercise its rights hereunder.

18.	Non-Exclusive Nature of Relationship.

Owners understand that Manager provides and will continue to provide the same or similar services to those contemplated hereby to other hospital businesses and facilities, and that nothing contained herein shall be deemed to restrict Manager’s ability to provide services to others. Owners also understand that Manager is free to make and may make recommendations to or decisions for such other facilities which are same as or different from those made to the Owners.

19.	Headings.

The headings of this Agreement are for convenience only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

20.	Entire Agreement; Amendments.

This Agreement contains all the terms, conditions and understandings agreed upon by the parties and no other agreements, oral or otherwise, regarding the subject matter of this Agreement will be deemed to exist or to bind either of the parties hereto. This Agreement cannot be altered, modified, or changed except by another agreement signed by each party, provided however, that Section 22 of this Agreement cannot be altered, modified, or changed without the prior written consent of HMA L.P.

21.	Counterparts.

This Agreement may be executed in two or more counterparts, each and all of which will be deemed an original and all of which together will constitute but one and the same instrument.

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22.	Negative Covenant.

(a) Prior to the sixth anniversary of the Effective Date, Manager hereby agrees that it will not take any of the following actions, unless the action is approved by HMA L.P. in writing before the action is taken:

(i) Sell, transfer or otherwise dispose of all or substantially all of Gaffeny’s or Louisburg’s assets;

(ii) merge or consolidate Gaffney or Louisburg with or into another entity;

(iii) dissolve, recapitalize, reorganize or liquidate Gaffney or Louisburg;

(iv) enter into any other transaction that would cause HMA L.P. or any of its Affiliates to be taxed under Section 704(c)(1)(B) of the Code;

(v) any action that would have the effect of diluting HMA L.P.’s Class A Economic Interest (as defined in the LLC Agreement) below 1%.

(b) Manager agrees to indemnify HMA L.P. against and hold HMA L.P. harmless from any and all Damages caused by, arising out of or resulting from a breach by Manager of this Section 22.

(c) HMA L.P. shall be entitled to bring an action for injunctive relief, at law or in equity, to specifically enforce the terms and provisions of Section 20 and this Section 22, in which event the losing party to such action will be obliged to reimburse the prevailing party for all legal fees and expenses incurred in the action.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in multiple originals by their authorized officers, all as of the date and year first above written.

FOUNDATION HEALTH SYSTEMS CORP.

By:
Name:	Gregory J. Beier
Title:	President

GAFFNEY HMA, L.L.C.

By:
Name:	Timothy R. Parry
Title:	Senior Vice President

LOUISBURG HMA, L.L.C.

By:
Name:	Timothy R. Parry
Title:	Senior Vice President

CAROLINAS HOLDINGS, LLC

By:
Name:	Timothy R. Parry
Title:	Senior Vice President

CAROLINAS JV HOLDINGS, L.P.

By:
Name:	Timothy R. Parry
Title:	Senior Vice President

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EXHIBIT I

OWNERS AND HOSPITAL FACILITIES

Gaffney H.M.A., LLC

Upstate Carolina Medical Center, 1530 North Limestone Street, Gaffney, South Carolina 29340, and its related operations.

Louisburg H.M.A., LLC

Franklin Regional Medical Center, 100 Hospital Drive, Louisburg, N.C. 27549, and its related operations

EXHIBIT II

CHARITY POLICY

(See Charity Care Policy at Exhibit III (Charity Care Policy) to Exhibit A (Form of Amended LLC Agreement))

EXHIBIT III

CONFLICT OF INTEREST POLICY

(See Conflicts of Interest Policy at Exhibit IV (Conflicts of Interest Policy) to Exhibit A (Form of Amended LLC Agreement))

EXHIBIT IV

PURPOSES CLAUSE

(a) Purposes. The purpose of the Company shall be (i) to operate the Subsidiaries and the other assets of the Company to promote health and provide healthcare services in a non-discriminatory manner to individuals without regard to race, creed, national origin, gender, payor source or the ability to pay for the services; (ii) to provide quality health care services in a manner that is consistent with the charitable purposes of Foundation by promoting the health, wellness and welfare for a broad cross-section of the communities served by the Company and the Subsidiaries; (iii) to operate the Company and the Subsidiaries in accordance with the Community Benefit Standard; and (iv) to generally engage in such other business and activities and to do any and all other acts and things permitted under the Act and in furtherance of the purposes of the Company as set forth in this paragraph (subject to the provisions of this Agreement).

(b) Operations in a Manner Consistent With Foundation’s Exempt Purposes. The Company’s and each Subsidiary’s operations shall be conducted and managed in a manner that will not (i) cause Foundation to act in a manner inconsistent with its tax-exempt purpose, (ii) adversely affect Foundation’s tax-exempt status under Section 501(c)(3) of the Code, or (iii) generate income for Foundation or any of its Affiliates which is subject to federal taxation. Other than distributions to Members and withdrawals or returns of capital, each as permitted or contemplated by this Agreement, no part of the net earnings of the Company or any Subsidiary shall inure to the benefit of, or be distributable to its Members, directors, trustees, officers, or other private persons, except that the Company and each Subsidiary is expressly authorized and empowered to pay reasonable compensation for services rendered and to make payments and distributions in the furtherance of the purposes set forth herein. No substantial part of the activities of the Company or the Subsidiaries shall be carrying on of propaganda, or otherwise attempting to influence legislation, except to the extent permitted by law for a corporation exempt from federal income tax under Section 501(c)(3) of the Code, or the corresponding section of any future federal tax code. The Company and the Subsidiaries shall not participate in, or intervene in (including the publishing or distribution of statements) any political campaign on behalf of or in opposition to any candidate for public office. Notwithstanding any other provision of this Agreement, the Company and the Subsidiaries shall not carry on any other activities not permitted to be carried on by a corporation exempt from federal income tax under Section 501(c)(3) of the Code.

(c) Rules of Construction Related to Tax Exemption. Whenever this Agreement refers to the tax-exempt status of an entity, or the tax-exempt nature of any income generated by the Company or a Subsidiary and allocated to an entity, the parties shall construe this Agreement to refer to tax-exemption under Section 501(c)(3) of the Code and to the lack of applicability of the unrelated business income tax to any income allocated to that entity. Any references to tax-exempt status of an entity or the tax-exempt nature of any income allocated to it shall apply equally to the entity, or any tax-exempt Affiliate of it.

(d) Powers. The Company shall have any and all powers that are necessary or desirable to carry out the aforesaid purposes, activities, and business of the Company, to the extent the same may be legally exercised by limited liability companies under the Act, subject to the provisions of this Agreement.

Exhibit C

*** TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

FORM OF HMA MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT (this “Agreement”) is made and entered into as of October 1, 2009, by and between Hospital Management Associates, Inc., a Florida corporation (the “Manager”), Mooresville Hospital Management Associates, LLC, a North Carolina limited liability company (“Owner”), Carolinas Holdings, LLC, a Delaware limited liability company (“Parent”), and Foundation Health Systems Corp. (“Foundation”). a North Carolina not-for-profit corporation which is exempt from federal income tax as an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”).

RECITALS

WHEREAS, Owner owns and operates Lake Norman Regional Medical Center, Mooresville, North Carolina, and its related healthcare facilities (the “Hospital Facility”);

WHEREAS, Parent is the sole member of Owner;

WHEREAS, Parent is owned by Foundation (which is an Affiliate of Novant Health, Inc. a North Carolina not for profit corporation which is exempt from federal income tax as an organization described in Section 501(c)(3) of the Code (“Novant”)) and by Carolinas JV Holdings, L.P., a Delaware limited partnership (“HMA L.P.”) and an Affiliate of Health Management Associates, Inc., a Delaware corporation (“HMA”);

WHEREAS, Parent and Owner desire to utilize the services of Manager to manage in all respects the Hospital Facility during the period commencing on the date hereof (the “Effective Date”) and ending on the date of termination, as set forth in Section 3 hereof (the “Term”), and Manager is willing to furnish such services under the terms and conditions, and in the manner, hereinafter set forth;

NOW, THEREFORE, for and in consideration of the premises and the agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of all of which are forever acknowledged and confessed, the parties agree as follows:

1.	Certain Definitions.

In addition to the other definitions contained in the preamble of this Agreement and the foregoing recitals, the following terms will, when used in this Agreement, have the following respective meanings:

“Affiliates” means, with respect to any party, any persons or entities directly or indirectly controlling, controlled by, or under common control with, such party at any time during the period for which the determination of affiliation is being made. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any party, means the possession, directly or indirectly, of the power to direct or cause the direction of management policies of such party, whether through the ownership of voting securities or by contract or otherwise.

“Charity Policy” means the charity care policy of the Owner attached hereto as Exhibit I and incorporated herein by reference.

“Community Benefit Standard” means a standard of operation pursuant to which the Hospital Facility and its assets are operated in furtherance of Foundation’s charitable purposes, and pursuant to which:

1.	the Hospital Facility adopts and implements the Charity Policy;

2.	the Hospital Facility becomes and remains certified by the U.S. Department of Health and Human Services to provide services to all beneficiaries of Medicare, Medicaid, and other government payment programs, and provides services in a nondiscriminatory manner to such beneficiaries;

3.	the Hospital Facility operates a full-time emergency room which is open to and accepts all persons, regardless of their ability to pay;

4.	the Hospital Facility maintains an open medical staff, subject to exclusive contracts for hospital-based services such as anesthesiology, radiology, pathology, hospitalist, and emergency department services, to the extent an exclusive contract for those services is required to obtain proper staffing coverage or to permit a more efficient delivery of those services within the Hospital Facility;

5.	the Hospital Facility provides public health programs of educational benefit to the communities it serves;

6.	the Hospital Facility generally promotes the health, wellness, and welfare of the communities it serves by providing quality healthcare services at reasonable cost; and

7.	the Owner and the Hospital Facility adopts and applies the Conflict of Interest Policy set forth in Exhibit II to this Agreement.

“GAAP” means, at any time, generally accepted United States accounting principles, methods and practices then set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, and statements and pronouncements of the Financial Accounting Standards Board, the Securities and Exchange Commission or of such other party as may be approved by a significant segment of the U.S. accounting profession, in each case as of the date or period at issue and as applied on a consistent basis.

“HMA” has the meaning given it in the recitals.

“LLC Agreement” means that certain Second Amended and Restated Limited Liability Company Agreement of Parent, of even date herewith.

“Parent Board” means the Board of Managers of Parent.

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“Presbyterian Huntersville” means Presbyterian Hospital Huntersville, located at 10030 Gilead Road, Huntersville, North Carolina.

“Quintana Order” means the Final Order and Judgment Approving Settlement, Certifying Class For Settlement Purposes, Awarding Class Counsel Attorney’s Fees and Dismissing Action With Prejudice, dated January 12, 2007, in the matter of Jose Manuel Quintana v. Health Management Associates, Inc., Circuit Court of the 11th Judicial Circuit, in and for Miami Dade County Florida, Case No. 04-16944-CA 31.

2.	Engagement; Scope of Management.

(a) Subject to the authority granted to the Parent Board under the LLC Agreement, Owner hereby engages Manager to furnish, and Manager hereby agrees to provide, management services in connection with the entire operation of the Hospital Facility, to manage the operations of the Hospital Facility and to perform additional services for the Hospital Facilities’ operation to the extent set forth herein. Without limiting the generality of the foregoing, and subject to the terms of this Agreement and the applicable provisions of the LLC Agreement, Manager shall have authority to direct the business and affairs of the Owner and the Hospital Facility. Subject to the authority granted to the Parent Board under the LLC Agreement, Manager shall have the power to bind the Owner and the Hospital Facility and enter into obligations on behalf of the Owner and the Hospital Facility, and to take any action the Manager deems necessary or advisable in connection with the foregoing. Manager agrees to abide by the terms of the LLC Agreement applicable to the Manager or the operations of the Owner and its Hospital Facility.

(b) In accordance with the authority granted hereunder and subject to the terms of this Agreement and the applicable provisions of the LLC Agreement, Manager will supervise and manage the entire business and operations of the Hospital Facility, including without limitation Owner’s provision of healthcare services as well as all matters and functions pertaining to the business and administration of the Hospital Facility, including without limitation the following: accounting, purchasing, quality assurance, marketing, human resources and personnel matters, information systems, cash management, billing and collection, risk management, general management, finances, medical and non-medical personnel and all staffing, equipment, furnishings, inventory and supplies, legal matters, tax matters and reimbursement matters of or pertaining to the Hospital Facility.

(c) In exercising its duties hereunder, Manager will cause the Hospital Facility to be operated in accordance with the purposes and in the manner described in Section 2.6 of the LLC Agreement, a copy of said Section being attached hereto as Exhibit II and incorporated herein by reference. Manager shall manage the Hospital Facility in accordance with (i) the purposes and in the manner described in Exhibit II, including the Community Benefit Standard and (ii) the prohibitions on private inurement, private benefit, excessive lobbying expenditures and campaign activities applicable to 501(c)(3) organizations as required by Section 2.6 of the LLC Agreement. Without limiting the foregoing, Manager will cause the Hospital Facility to be operated in accordance with the Quintana Order.

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(d) Notwithstanding any provision in this Agreement to the contrary, Manager shall not cause the Hospital Facility to engage in any activities or take any action which is inconsistent with the tax-exempt status of Foundation or Novant or which would create unrelated business taxable income to Foundation or Novant in excess of the “Mooresville UBTI Threshold”, as that term is defined in the LLC Agreement. Any decision of Manager to forego an action or activity which would be inconsistent with the tax-exempt status of Foundation shall not be a breach of any duty of Manager to the Owner or the Parent.

(e) Notwithstanding any other provision of this Agreement to the contrary, Foundation shall have the right to make decisions regarding the administration of the Charity Policy, to direct the administration of the Charity Policy, and to initiate and enforce matters regarding the same, provided, however that Foundation agrees that the Charity Policy will be administered by Foundation in the same manner that Novant or its Affiliates administer the charity care policy at Presbyterian Huntersville. Foundation represents and warrants to Owner and Manager that the charity care policy of Presbyterian Huntersville in effect on the date hereof is the same as the Charity Policy in all material respects, except for formatting and the institutional names referenced therein. All parties hereto acknowledge that the application of the Charity Policy may result in expenditures that are below the “Community Benefit Threshold” established in the LLC Agreement, or that exceed such Community Benefit Threshold. If expenditures in furtherance of the Community Benefit Standard are less than the Community Benefit Threshold, and Foundation makes a good-faith determination that the Community Benefit Standard is being met, Foundation will not require that the Community Benefit Threshold be met through additional expenditures. Furthermore, notwithstanding any other provisions of this Agreement to the contrary, Foundation shall have the right to initiate, modify, amend, supplement and approve Community Benefit Activities which Foundation believes are necessary or appropriate to further the Community Benefit Standard, and such decision shall be within the exclusive control of Foundation. Notwithstanding the preceding sentence, except for changes to the Charity Policy made pursuant to and in accordance with Section 6.2(e) of the LLC Agreement, Foundation will not make any modification, amendment or supplement to the Charity Policy which (i) would cause the Community Benefit Threshold to be exceeded as a result of the change; (ii) if the Community Benefit Threshold is already exceeded at the time of the change, would increase the aggregate cost or expense of charity care; or (iii) would cause or require Owner to have more generous charity care requirements than exist at Presbyterian Huntersville. Except for changes to the Charity Policy made pursuant to and in accordance with Section 6.2(e) of the LLC Agreement, in no event will Owner be required to make expenditures in excess of the Community Benefit Threshold as a result of any modifications, amendments, or supplements to the Charity Policy that Foundation makes after the date hereof. Foundation will at all times allow Owner to take such actions as are necessary to comply with the Quintana Order. Prior to taking any action pursuant to this Section, Foundation will consult with and seek advice from Owner and Manager with respect to any contemplated activities or actions, and will provide reasonably detailed information to Owner and Manager regarding the proposed activities or actions, and the reasons such actions or activities are to be implemented.

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(f) Subject to paragraphs (c) and (d) above, Manager will perform its management services and other duties and obligations hereunder at standards prevailing in the healthcare industry and at levels at least equal to the level of services provided with respect to other Affiliates of HMA.

(g) Subject to the terms of this Agreement and the provisions of the LLC Agreement, including Sections 2.6, 6.1, 6.2, 6.12, and 6.13 thereof, the intent and understanding of this Agreement is that Manager is delegated full authority for the comprehensive operations of the Hospital Facility, without the prior consultation or approval of Parent or Foundation. Manager may perform its services under this Agreement through such employees and agents as it determines appropriate.

(h) Notwithstanding any other provision of this Agreement, Manager assumes no financial obligations whatsoever of Owner by reason of its performance of management services under this Agreement in accordance with its terms.

3.	Term.

(a) The Term of this Agreement is for a period commencing on the Effective Date and terminating automatically and without further action (i) upon the dissolution of Parent; (ii) at such time as the equity interests of Owner cease to be owned solely by Parent; or (iii) upon and in accordance with the written agreement of the parties to terminate this Agreement. The termination of this Agreement will not affect any rights or obligations arising hereunder prior to the effective date of termination.

(b) In addition to the foregoing, Manager or Owner may terminate this Agreement for cause upon a material breach by the other party of its material obligations under this Agreement. In order to effect a termination for cause, the non-breaching party shall furnish to the breaching party a written notice setting forth the nature of the breach, and the breaching party shall have thirty (30) days from receipt of such notice within which to cure the specified breach; provided, however, that in the event such breach may not reasonably be cured within such thirty (30) day period, such thirty (30) day period shall be extended provided that the breaching party is using commercially reasonably efforts to cure such breach. In the event that the breaching party fails to cure the specified breach within such thirty (30) day notice period (subject to the extension of such period as provided in the immediately preceding sentence), this Agreement shall terminate at the end of the thirty (30) day notice period (or at such time as the breaching party ceases to use commercially reasonably efforts to cure such breach) upon written notice of termination by the non-breaching party.

(c) I the event that Manager fails to timely provide the report required by Section 6.12(c) of the LLC Agreement, or fails to cause the Owner and/or the Hospital Facility to operate in accordance with the Community Benefit Standard, Foundation shall have a right to initiate the procedures set forth in Section 6.13 of the LLC Agreement to enforce the Community Benefit Standard, including but not limited to termination of this Agreement, all in accordance with the provisions of Section 6.13 of the LLC Agreement.

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4.	Reporting.

(a) Manager will provide the Parent Board on a timely basis with financial and operations reports and administrator’s reports with respect to the operations of the Hospital Facility. Manager will promptly notify the Parent Board of any material event, liability or other occurrence or casualty that comes to Manager’s knowledge during the Term.

(b) Manager will report in writing to Foundation no later than forty-five (45) days following the conclusion of each fiscal year of the Company, and at other times as may be reasonably requested by Foundation, and describe in reasonable detail the operations of the Hospital Facility that relate to adherence with the Community Benefit Standard, and the expenditures incurred (or revenue foregone) in connection with the Community Benefit Standard. Such report shall include but not be limited to those expenditures for items listed as “Direct Community Benefit, on Exhibit VII attached to the LLC Agreement. The report shall be in such format and such detail as is reasonably requested by Foundation.

5.	Other Management Services.

Without limiting the authority to be exercised, and management services to be provided by Manager hereunder, Manager will perform and provide the following services:

(a) Accounting Records. Manager will supervise, direct and maintain the operation of the accounting system for the Hospital Facility and will cause to be prepared and delivered to Parent Board financial statements as follows: within forty-five (45) days of the end of each calendar quarter, Manager will provide to Parent Board a balance sheet, related statement of revenue and expenses, and statement of cash flows, showing the results of operations of the Owner for the quarter then ended. Such financial information will have been prepared in accordance with GAAP and will conform to GAAP, such balance sheets will present fairly the financial condition of the Owner at the dates indicated thereon, and such statements of revenue and expenses will present fairly the results of operations of the Owner for the periods indicated thereon, subject to normal year-end adjustments.

(b) Collection of Accounts.

(i) Manager will supervise and direct the collection of all accounts due to Owner from services rendered by the Hospital Facility. Manager will use its commercially reasonable efforts to collect all accounts receivable in full and expeditiously.

(ii) Manager will supervise and direct the issuance of bills and the collection of accounts, in accordance with charge schedules and collection policies established by Manager. Manager may obtain on behalf of Owner the assistance of one or more collection agencies.

(c) Litigation. Manager will have the authority to commence, defend, resolve and settle all claims, demands, actions, suits, proceedings and investigations involving Owner or its assets, including without limitation those relating to insurance. Manager will give prompt notice to Parent Board of the commencement of any material action, suit, proceeding or investigation, or the assertion of any material claim or demand, involving Owner or its assets.

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(d) Tradenames and Trademarks. Manager may, for so long as HMA owns, directly or indirectly, any equity interests in Parent, seek from HMA any necessary and appropriate licenses and authorizations to utilize the trade names, trademarks, logos and services marks of HMA and its Affiliates. The use of HMA’s trade names, trademarks, logos and service marks, if any, shall be governed by the terms of a Trademark License Agreement by and between HMA and Manager or Owner.

(e) Performance Standards. Manager shall have no liability to the Owner for the performance of its services hereunder so long as the Manager (i) acted in good faith, (ii) acted in a manner reasonably believed to be in the best interests of Owner, and (iii) was neither negligent nor engaged in willful misconduct or fraud. In performing its duties, the Manager shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by (i) one or more agents or employees of Owner, or (ii) counsel, public accountants or other persons as to matters that the Manager believes to be within such person’s professional or expert competence.

(f) Reports. Manager shall timely file all Medicare, Medicaid, and other similar reports as required by law or regulation.

6.	Government Regulations and Licenses.

(a) Owner warrants that it is currently in compliance in all material respects with the requirements of all relevant statutes, ordinances, laws, rules, regulations and orders of all governmental or regulatory bodies having jurisdiction over Owner, the Hospital Facility’s premises or operations. Owner further warrants that it currently has obtained and maintains all material licenses and permits required in connection with the management and operation of its Hospital Facilities. Owner will abide by all relevant laws, ordinances, rules and regulations of state, local or federal governments with respect to the Hospital Facility.

(b) Manager warrants that it will perform its management services and other duties and obligations hereunder in compliance in all material respects with the requirements of all relevant statutes, ordinances, laws, rules, regulations and orders of all federal, state and local governmental or regulatory bodies having jurisdiction over Manager, Owner, the Hospital Facility premises or the Hospital Facility’s operations. Manager further warrants that it currently has obtained and maintains all material federal, state and local licenses, authorizations, approvals, accreditations, certifications and permits required for it to perform its duties and obligations hereunder with respect to its management and operation of the Hospital Facility. Manager will take all reasonable actions so as to not jeopardize in any material respect any federal, state or local licensure or accreditation of the Hospital Facility. Manager shall adopt and adhere to a comprehensive legal and regulatory compliance program for the Hospital Facility that is acceptable to Owner.

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7.	Insurance.

Manager will cause Owner and the Hospital Facility to be covered under Manager’s or its Affiliates’ insurance policies (including self insurance where applicable) in reasonable and appropriate amounts as determined by Manager, which may include all appropriate insurance mechanisms, including without limitation self-insured retention. All premiums and self-insured retention costs for insurance coverage of Owner and the Hospital Facility will be borne by Owner. Owner shall have the right to audit any costs asserted by Manager for premiums and self-insured retention costs. Each liability insurance policy and self-insured plan with respect to the Hospital Facilities, except those specifically limited to property and casualty insurance with respect to the Hospital Facility, will name (i) HMA, Carolinas J.V. Holdings L.P. (a Delaware limited partnership which is an Affiliate of HMA) and their respective Affiliates, and (ii) Novant, Foundation, and their respective Affiliates, as additional named insureds as of the Effective Date. Manager will supply to HMA and Novant a copy of each such policy upon request. All insurance proceeds paid with respect to the Hospital Facility will be paid to Owner.

8.	Compensation.

As compensation for the services rendered hereunder, Owner will pay to Manager, on a monthly basis: (i) during the period commencing on the Effective Date and ending on the third anniversary of the Effective Date, an amount equal to ***% of Owner’s Net Revenue (as such term is defined by the AICPA Guide for Health Care Organizations) for the immediately preceding month and (ii) for the remainder of the Term that follows the third anniversary of the Effective Date, an amount equal to ***% of Owner’s Net Revenue (as such term is defined by the AICPA Guide for Health Care Organizations) for the immediately preceding month. Except as otherwise provided by this Agreement, Manager will bear and be solely responsible for the payment of all of its out-of-pocket expenses incurred in its performance of this Agreement. Any management fees or other amounts payable to Manager hereunder will be paid within ten (10) days following the determination thereof. Except as specifically provided in Section 6.13 of the LLC Agreement (to which Manager specifically consents), the parties agree that any revision to the management fee or other compensation payable to the Manager hereunder will be deemed to constitute an amendment to this Agreement and will require approval of all parties hereto in accordance with Section 21.

9.	Employment and Personnel.

(a) Personnel. Except as specifically described in Exhibit III, all persons employed by the Hospital Facility will be and remain employees of Owner, and will not be considered or deemed to be employees of Manager for any purpose whatsoever. Manager will have full responsibility for assigning and supervising all personnel necessary for the proper operation and maintenance of the Hospital Facility, and will at all times act in a manner consistent with all employment and personnel policies and procedures of Owner. The discharge and laying off of employees for cause or for reasons other than for cause will be the responsibility of Owner upon the advice of Manager.

(b) Compensation. Except with respect to the personnel listed in Exhibit III, all expenses (including without limitation salaries, bonuses, benefits and related taxes (other than income taxes) and insurance) relating to all employees of the Hospital Facilities will be borne and paid by Owner.

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10.	Goodwill.

Manager will use commercially reasonable efforts to preserve the business and operations of Owner intact, to keep available to Owner the services of the present employees and members of the Hospital Facility’s medical staff and to preserve for Owner the goodwill of the suppliers, customers and others having business relations with Owner and the Hospital Facility.

11.	Deposit and Disbursement of Funds.

Manager will deposit all receipts arising from the operation of the Hospital Facility in such accounts as Manager determines, and will disburse and pay funds on behalf and in the name of Owner, in such amounts and at such times as the same are required, in each case consistent with Manager’s cash management practices applicable to all of Manager’s Affiliates.

12.	Control Over Medical and Professional Matters.

All medical and professional matters will be the responsibility of Owner.

13.	Access to Records.

Until the expiration of four years after the furnishing of the services provided under this Agreement, the parties will make available to the Secretary, U.S. Department of Health and Human Services, the U.S. Comptroller General, and their representatives, this Agreement and all books, documents and records necessary to certify the nature and extent of the costs of the services rendered under this Agreement. If duties under this Agreement are carried out through a subcontract worth $10,000 or more over a 12-month period with a related organization, the subcontract will also contain an access clause to permit access by the Secretary, the Comptroller General and their representatives to the related organization’s books and records. This provision applies regardless of whether the party is designated elsewhere in this Agreement as a contractor, subcontractor, vendor, seller or otherwise.

14.	Notices.

Any notice, demand or communication required, permitted or desired to be given hereunder will be in writing and will be deemed effectively given when personally delivered, when received by facsimile transmission or overnight courier, or five days after being deposited in the United States mail, with postage prepaid thereon, by certified or registered mail, return receipt requested, in each case addressed as follows:

if to Manager	Hospital Management Associates, Inc.
5811 Pelican Bay Boulevard, Suite 500
Naples, Florida 34108-2710
	Attention:	Gary D. Newsome
President and Chief Executive Officer

fax: (239) 597-5794

with a copy to:	Health Management Associates, Inc.
5811 Pelican Bay Boulevard, Suite 500
Naples, Florida 34108-2710
	Attention:	Timothy R. Parry, Esq.
Senior Vice President and General Counsel

fax: (239) 597-5794

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if to Owner	Mooresville Hospital Management Associates, LLC
c/o Health Management Associates, Inc.
5811 Pelican Bay Boulevard, Suite 500
Naples, Florida 34108-2710
	Attention:	Gary D. Newsome
President and Chief Executive Officer

fax: (239) 597-5794

with a copy to:	Health Management Associates, Inc.
5811 Pelican Bay Boulevard, Suite 500
Naples, Florida 34108-2710
	Attention:	Timothy R. Parry, Esq.
Senior Vice President and General Counsel

fax: (239) 597-5794

if to Parent	Carolinas Holdings, LLC
5811 Pelican Bay Boulevard, Suite 500
Naples, Florida 34108-2710
	Attention:	Gary D. Newsome
President and Chief Executive Officer

fax: (239) 597-5794

with copies to:	Novant Health, Inc.
2085 Frontis Plaza Boulevard
Winston-Salem, North Carolina 27103
	Attention:	Lawrence U. McGee, Senior Vice President and General Counsel

fax: 336-277-9440

and

Health Management Associates, Inc.
5811 Pelican Bay Boulevard, Suite 500
Naples, Florida 34108-2710
	Attention:	Timothy R. Parry, Esq.
Senior Vice President and General Counsel

fax: (239) 597-5794

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if to Foundation	Foundation Health Systems Corp.
2085 Frontis Plaza Boulevard
Winston-Salem, North Carolina 27103
	Attention:	President

Fax: 336-277-9440

with a copy to:	Novant Health, Inc.
2085 Frontis Plaza Boulevard
Winston-Salem, North Carolina 27103
	Attention:	Lawrence U. McGee, Senior Vice President and General Counsel

fax: 336-277-9440

or to such other address, and to the attention of such other person or officer as any party may designate by notice given in like manner.

15.	Indemnification.

(a) Owner agrees to indemnify, defend and hold harmless the Manager from any and all actual or alleged losses, claims, damages, liabilities, costs and/or expenses (collectively “Damages”), including without limitation attorney fees, arising out of claims of third parties in connection with any action taken by Manager pursuant to authority granted by it pursuant to this Agreement; provided, however, that no indemnification may be made to or on behalf of the Manager if a judgment or other final adjudication adverse to the Manager establishes, or if it is established by one of the means set forth in paragraph (b) below, that (i) the Manager’s acts were committed in bad faith, were the result of negligence, or were the result of willful misconduct or fraud, or (ii) that the Manager personally gained in fact a financial profit or other advantage from which the Manager was not legally entitled. Any indemnity under this section shall be paid out of, and to the extent of, assets of Owner only, including insurance proceeds if available.

(b) Indemnifications payments made to Manager hereunder may be made only following a determination (by a court of law, arbitration proceeding authorized hereunder, or the agreement of the parties) that the Manager did not act in bad faith, engage in willful misconduct, negligence or fraud in the performance with respect to the matters in question, and did not personally gain a financial profit or other advantage to which the Manager was not legally entitled. If a judgment or other final adjudication adverse to the Manager establishes that the Manager acted in bad faith, or was guilty or liable by reason of negligence, willful misconduct or fraud, or personally gained a financial profit or advantage to which the Manager is not legally entitled, such adjudication shall be conclusive.

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16.	Arbitration.

To the extent there is a bona fide dispute among the parties hereto which cannot be settled among them, said dispute shall be settled exclusively by arbitration. Arbitration shall be by a single arbitrator experienced in such matters and conducted at such place in the Atlanta, Georgia metropolitan area as may be specified by the arbitrator (or at any place upon which Foundation, Manager, and the arbitrator agree), in accordance with the American Health Lawyers Association Alternative Dispute Resolution Service Rules of Procedure for Arbitration and (regardless of any choice of law provision in this Agreement) the United States Arbitration Act (9 U.S.C. § 1-16) to the extent not inconsistent with this Agreement. The arbitrator shall be selected from a list provided by the American Health Lawyers Association Alternative Dispute Resolution Service within ten days after the list is provided. A decision by the arbitrator shall be in writing and shall resolve the matter and be binding on the parties, and, if necessary, any decision may be entered in any court of record having jurisdiction over the subject matter or over the party against who the judgment is being enforced. Each party will pay-one half of the cost of appointing and the fees of the arbitrator.

17.	Governing Law.

This Agreement will be governed by and construed in accordance with the laws of the State of North Carolina without regard to its principles of conflicts of laws. Venue of any action to enforce this Agreement shall be in North Carolina.

18.	Further Assurances.

Owner and Parent shall take such actions and execute any additional documents and instruments as may be reasonably necessary to allow Manager to fulfill its obligations or to exercise its rights hereunder.

19.	Non-Exclusive Nature of Relationship.

Owner understands that Manager provides and will continue to provide the same or similar services to those contemplated hereby to other hospital businesses and facilities, and that nothing contained herein shall be deemed to restrict Manager’s ability to provide services to others. Owner also understands that Manager is free to make and may make recommendations to or decisions for such other facilities which are same as or different from those made to Owner.

20.	Headings.

The headings of this Agreement are for convenience only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

21.	Entire Agreement; Amendments.

This Agreement and the LLC Agreement contain all the terms, conditions and understandings agreed upon by the parties and no other agreements, oral or otherwise, regarding the subject matter of this Agreement will be deemed to exist or to bind either of the parties hereto. This Agreement cannot be altered, modified, or changed except by another agreement signed by each party.

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22.	Counterparts.

This Agreement may be executed in two or more counterparts, each and all of which will be deemed an original and all of which together will constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in multiple originals by their authorized officers, all as of the date and year first above written.

HOSPITAL MANAGEMENT ASSOCIATES, INC.

By:
Name:	Timothy R. Parry
Title:	Senior Vice President

MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, LLC

By:
Name:	Timothy R. Parry
Title:	Senior Vice President

CAROLINAS HOLDINGS, LLC

By:
Name:	Timothy R. Parry
Title:	Senior Vice President

FOUNDATION HEALTH SYSTEMS CORP.

By:
Name:	Gregory J. Beier
Title:	President

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Exhibit I

Charity Policy

(See Charity Care Policy at Exhibit III (Charity Care Policy) to Exhibit A (Form of Amended LLC Agreement))

Exhibit II

Purposes Clause

(a) Purposes. The purpose of the Company shall be (i) to operate the Subsidiaries and the other assets of the Company to promote health and provide healthcare services in a non-discriminatory manner to individuals without regard to race, creed, national origin, gender, payor source or the ability to pay for the services; (ii) to provide quality health care services in a manner that is consistent with the charitable purposes of Foundation by promoting the health, wellness and welfare for a broad cross-section of the communities served by the Company and the Subsidiaries; (iii) to operate the Company and the Subsidiaries in accordance with the Community Benefit Standard; and (iv) to generally engage in such other business and activities and to do any and all other acts and things permitted under the Act and in furtherance of the purposes of the Company as set forth in this paragraph (subject to the provisions of this Agreement).

(b) Operations in a Manner Consistent With Foundation’s Exempt Purposes. The Company’s and each Subsidiary’s operations shall be conducted and managed in a manner that will not (i) cause Foundation to act in a manner inconsistent with its tax-exempt purpose, (ii) adversely affect Foundation’s tax-exempt status under Section 501(c)(3) of the Code, or (iii) generate income for Foundation or any of its Affiliates which is subject to federal taxation. Other than distributions to Members and withdrawals or returns of capital, each as permitted or contemplated by this Agreement, no part of the net earnings of the Company or any Subsidiary shall inure to the benefit of, or be distributable to its Members, directors, trustees, officers, or other private persons, except that the Company and each Subsidiary is expressly authorized and empowered to pay reasonable compensation for services rendered and to make payments and distributions in the furtherance of the purposes set forth herein. No substantial part of the activities of the Company or the Subsidiaries shall be carrying on of propaganda, or otherwise attempting to influence legislation, except to the extent permitted by law for a corporation exempt from federal income tax under Section 501(c)(3) of the Code, or the corresponding section of any future federal tax code. The Company and the Subsidiaries shall not participate in, or intervene in (including the publishing or distribution of statements) any political campaign on behalf of or in opposition to any candidate for public office. Notwithstanding any other provision of this Agreement, the Company and the Subsidiaries shall not carry on any other activities not permitted to be carried on by a corporation exempt from federal income tax under Section 501(c)(3) of the Code.

(c) Rules of Construction Related to Tax Exemption. Whenever this Agreement refers to the tax-exempt status of an entity, or the tax-exempt nature of any income generated by the Company or a Subsidiary and allocated to an entity, the parties shall construe this Agreement to refer to tax-exemption under Section 501(c)(3) of the Code and to the lack of applicability of the unrelated business income tax to any income allocated to that entity. Any references to tax-exempt status of an entity or the tax-exempt nature of any income allocated to it shall apply equally to the entity, or any tax-exempt Affiliate of it.

(d) Powers. The Company shall have any and all powers that are necessary or desirable to carry out the aforesaid purposes, activities, and business of the Company, to the extent the same may be legally exercised by limited liability companies under the Act, subject to the provisions of this Agreement.

Exhibit III

Personnel

Greg Lowe -CEO

Jamey Stoner -CFO

Todd Dixon-COO

John Thomas -Controller

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Exhibit D

FORM OF AMENDED CLINICAL AFFILIATION AGREEMENT

THIS AMENDED AND RESTATED CLINICAL AFFILIATION AGREEMENT (this “Agreement”) is made and entered into as of October 1, 2009, by and between CAROLINAS HOLDINGS, LLC, a Delaware limited liability company (“Owner”), and NOVANT HEALTH, INC., a nonprofit corporation which is exempt from federal tax as an organization described in Section 501(c)(3) of the Code (“Novant”).

WHEREAS, Owner and Novant entered into that certain Clinical Affiliation Agreement, dated as of March 31, 2008 (the “Original Agreement”);

WHEREAS, Owner has entered into that certain Restructuring Agreement dated as of September 30, 2009 (the “Restructuring Agreement”), under which, among other things, the ownership of certain of Owner’s subsidiaries was distributed to a member of the Owner (the “Restructuring Transaction”);

WHEREAS, following the Restructuring Transaction, the Owner is now the sole member of the limited liability companies identified on Exhibit I hereto (the “Subsidiaries”);

WHEREAS, the Subsidiaries own and operate certain healthcare facilities located at the addresses set forth opposite such Subsidiary’s name on Exhibit I (each, a “Hospital Facility” and collectively, the “Hospital Facilities”);

WHEREAS, Novant owns and operates a number of hospitals that offer tertiary/quaternary care to patients (the “Novant Hospitals”);

WHEREAS, from time to time, patients at the Hospital Facilities require tertiary/quaternary care that the Hospital Facilities do not provide;

WHEREAS, an affiliate of Novant is a Member of Owner and Novant and Owner desire that each of the Hospital Facilities be operated and managed in a manner to foster seamless delivery of care, contain costs and improve the quality of care provided in the communities served by the Hospital Facilities, as set forth herein;

WHEREAS, Owner desires that commencing on the date hereof (the “Effective Date”) and ending on the date of termination, as set forth in Section 2 hereof (the “Term”), Novant be the preferred tertiary/quaternary clinical partner for the Hospital Facilities;

WHEREAS, Owner and Novant desire to implement patient transfer and care coordination mechanisms to better meet the needs of patients, physicians and institutions and providers under the terms and conditions, and in the manner, hereinafter set forth; and

WHEREAS, the parties desire to amend and restate the Original Agreement as required by the Restructuring Agreement and to give effect to reflect changes to the parties’ relationship as a result of the transactions contemplated thereby, which shall be superseded and replaced by this Agreement in its entirety.

NOW, THEREFORE, for and in consideration of the premises and the agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of all of which are forever acknowledged and confessed, the parties agree as follows:

1.	Patient Transfer and Care Coordination.

Owner and Novant hereby agree that during the Term of this Agreement, Novant shall be the preferred tertiary/quaternary clinical partner for the Hospital Facilities and that they each shall work in good faith to implement mutually agreeable patient transfer and care coordination mechanisms with respect to the Hospital Facilities to better meet the needs of patients, physicians and institutions, and providers. Transfers to Novant Hospitals shall be made only when necessary and medically appropriate. In furtherance of the foregoing, Owner and Novant shall take such steps as are reasonably necessary to carry out the intent of the parties hereto, including, but limited to, the following, in each case with respect to each of the Hospital Facilities, to the extent and subject to such terms and conditions as Owner and Novant may agree upon:

(a) Coordinate quality assurance through periodic monitoring and consultation by Novant and the development of an intra-system quality consultation plan;

(b) Coordinate case management/utilization review through periodic reporting, scheduled reviews of utilization and other issues;

(c) Develop a seamless patient transfer plan;

(d) Facilitate clinical efficiencies, integrate information systems to the extent practicable to ensure seamless patient transfer (e.g., medical records and imaging records);

(e) Share CME and other educational programs and training, include the rotation of residents at the Hospital Facilities to the extent applicable;

(f) Use common emergency coverage for specialized care;

(g) Coordinate physician recruitment; and

(h) Utilize joint marketing, with website linkage.

2.	Term.

The Term of this Agreement is for a period commencing on the Effective Date and terminating on the first date on which Novant and its affiliates cease to own, directly or indirectly, any equity interest in Owner. The termination of this Agreement will not affect any rights or obligations arising hereunder prior to the effective date of termination. In addition to the foregoing, either party may terminate this Agreement for cause upon a material breach by the other party of its material obligations under this Agreement. In order to effect a termination for cause, the non-breaching party shall furnish to the breaching party a written notice setting forth

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the nature of the breach, and the breaching party shall have thirty (30) days from receipt of such notice within which to cure the specified breach; provided, however, that in the event such breach may not reasonably be cured within such thirty (30) day period, such thirty (30) day period shall be extended provided that the breaching party is using commercially reasonably efforts to cure such breach. In the event that the breaching party fails to cure the specified breach within such thirty (30) day notice period (subject to the extension of such period as provided in the immediately preceding sentence), this Agreement shall terminate at the end of the thirty (30) day notice period (or at such time as the breaching party ceases to use commercially reasonably efforts to cure such breach) upon written notice of termination by the non-breaching party. The provisions of this Agreement shall no longer be applicable with respect to any Subsidiary (or the Hospital Facilities operated by such Subsidiary) upon a Subsidiary ceasing to be directly or indirectly owned by Owner.

3.	Access to Records.

Until the expiration of four years after the furnishing of the services provided under this Agreement, the parties will make available to the Secretary, U.S. Department of Health and Human Services, the U.S. Comptroller General, and their representatives, this Agreement and all books, documents and records necessary to certify the nature and extent of the costs of the services rendered under this Agreement. If duties under this Agreement are carried out through a subcontract worth $10,000 or more over a 12-month period with a related organization, the subcontract will also contain an access clause to permit access by the Secretary, the Comptroller General and their representatives to the related organization’s books and records. This provision applies regardless of whether the party is designated elsewhere in this Agreement as a contractor, subcontractor, vendor, seller or otherwise.

4.	HIPAA Compliance.

The parties shall comply with all applicable federal and state laws, including without limitation, the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, and regulations from time to time promulgated thereunder (“HIPAA”). The parties agree to take such action as is necessary to amend this Agreement from time to time as is necessary in order to comply with the requirements of HIPAA. The parties acknowledge that Novant is the Business Associate of the Hospital Facilities, as that phrase is defined in 45 C.F.R. Part 160 et seq, and Novant agrees to execute one or more Business Associate Agreements in such reasonable forms as the parties may agree upon.

5.	Billing.

Owner and Novant shall coordinate as necessary to insure that billing of third party or government payors pursuant to this Agreement is consistent with all applicable legal requirements.

6.	Independent Contractor Status.

The parties to this Agreement are independent contractors. Neither party is authorized or permitted to act as agent or employee of the other.

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7.	Other Affiliations.

Nothing in this Agreement shall be construed as limiting the rights of either party or the Hospital Facilities to affiliate or contract with any other institution in a similar or other fashion, on either a limited or general basis, while this Agreement is in effect.

8.	Notices.

Any notice, demand or communication required, permitted or desired to be given hereunder will be in writing and will be deemed effectively given when personally delivered, when received by facsimile transmission or overnight courier, or five days after being deposited in the United States mail, with postage prepaid thereon, by certified or registered mail, return receipt requested, in each case addressed as follows:

if to Owner	Carolinas Holdings, LLC
5811 Pelican Bay Boulevard, Suite 500
Naples, Florida 34108-2710
Attention: President

fax: (239) 597-5794

with a copy to:	Health Management Associates, Inc.
5811 Pelican Bay Boulevard, Suite 500
Naples, Florida 34108-2710
Attention: Timothy R. Parry, Esq. Senior Vice President and General Counsel

fax: (239) 597-5794

if to Novant:	Novant Health, Inc.
2085 Frontis Plaza Boulevard
Winston-Salem, North Carolina 27103
Attention: Paul M. Wiles, President and Chief Executive Officer

fax: 336-718-9860

with a copy to:	Novant Health, Inc.
2085 Frontis Plaza Boulevard
Winston-Salem, North Carolina 27103
Attention: Lawrence U. McGee, Senior Vice President and General Counsel

fax: 336-277-9440

or to such other address, and to the attention of such other Person or officer as any party may designate by notice given in like manner.

9.	Governing Law.

This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws. Venue of any action to enforce this Agreement shall be in Delaware.

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10.	Further Assurances.

Owner and Novant shall take such actions and execute any additional documents and instruments as may be reasonably necessary to carry out the intent of the parties hereto.

11.	Headings.

The headings of this Agreement are for convenience only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

12.	Entire Agreement; Amendments.

This Agreement contains all the terms, conditions and understandings agreed upon by the parties and no other agreements, oral or otherwise, regarding the subject matter of this Agreement will be deemed to exist or to bind either of the parties hereto. This Agreement cannot be altered, modified, or changed except by another agreement signed by each party. This Agreement shall supersede and replace the Original Agreement in its entirety.

13.	Counterparts.

This Agreement may be executed in two or more counterparts, each and all of which will be deemed an original and all of which together will constitute but one and the same instrument.

14.	Assignment.

This Agreement may not be assigned by either party without the prior written consent of the other party.

15.	Free Choice and Medical Judgment.

This Agreement is not intended to influence the free choice of the patient in his or her ability to select facilities or services, nor is it intended to influence the independent medical judgment of the medical staff of either the Hospital Facilities or the Novant Hospitals.

16.	Patient Referrals.

This Agreement does not require Owner or Hospital Facilities to refer patients or enter into any other arrangement for the provision of any item or service offered for which Medicare and Medicaid payments may be made.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in multiple originals by their authorized officers, all as of the date and year first above written.

CAROLINAS HOLDINGS, LLC

By:
Name:	Timothy R. Parry
Title:	Senior Vice President

NOVANT HEALTH, INC.

By:
Name:	David Swindle
Title:	Executive Vice President, President- Ambulatory Service, and Chief Financial Officer

6

EXHIBIT I

SUBSIDIARIES

Gaffney H.M.A., LLC	Upstate Carolina Medical Center
1530 North Limestone Street
Gaffney, SC 29340

Louisburg H.M.A., LLC	Franklin Regional Medical Center
100 Hospital Drive
P.O. Box 609
Louisburg, NC 27549

Mooresville Hospital Management Associates, LLC	Lake Norman Regional Medical Center
171 Fairview Road
P.O. Box 3250
Mooresville, NC 28117

Exhibit E

FORM OF NEW CLINICAL AFFILIATION AGREEMENT

THIS NEW CLINICAL AFFILIATION AGREEMENT (this “Agreement”) is made and entered into as of October 1, 2009, by and between CAROLINAS JV HOLDINGS, L.P., a Delaware limited partnership (“Owner”), and NOVANT HEALTH, INC., a nonprofit corporation which is exempt from federal tax as an organization described in Section 501(c)(3) of the Code (“Novant”).

WHEREAS, the Owner is the sole member of the limited liability companies identified on Exhibit I hereto (the “Distributed Subsidiaries”);

WHEREAS, the Distributed Subsidiaries own and operate certain healthcare facilities located at the addresses set forth opposite such Distributed Subsidiary’s name on Exhibit I (each, a “Hospital Facility” and collectively, the “Hospital Facilities”);

WHEREAS, Novant owns and operates a number of hospitals that offer tertiary/quaternary care to patients (the “Novant Hospitals”);

WHEREAS, from time to time, patients at the Hospital Facilities require tertiary/quaternary care that the Hospital Facilities do not provide;

WHEREAS, Novant and Owner desire that each of the Hospital Facilities be operated and managed in a manner to foster seamless delivery of care, contain costs and improve the quality of care provided in the communities served by the Hospital Facilities, as set forth herein;

WHEREAS, Owner desires that commencing on the date hereof (the “Effective Date”) and ending on the date of termination, as set forth in Section 2 hereof (the “Term”), Novant be the preferred tertiary/quaternary clinical partner for the Hospital Facilities; and

WHEREAS, Owner and Novant desire to implement patient transfer and care coordination mechanisms to better meet the needs of patients, physicians and institutions and providers under the terms and conditions, and in the manner, hereinafter set forth;

NOW, THEREFORE, for and in consideration of the premises and the agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of all of which are forever acknowledged and confessed, the parties agree as follows:

1.	Patient Transfer and Care Coordination.

Owner and Novant hereby agree that during the Term of this Agreement, Novant shall be the preferred tertiary/quaternary clinical partner for the Hospital Facilities and that they each shall work in good faith to implement mutually agreeable patient transfer and care coordination mechanisms with respect to the Hospital Facilities to better meet the needs of patients, physicians and institutions, and providers. Transfers to Novant Hospitals shall be made only when necessary and medically appropriate. In furtherance of the foregoing, Owner and Novant shall take such steps as are reasonably necessary to carry out the intent of the parties hereto, including, but limited to, the following, in each case with respect to each of the Hospital Facilities, to the extent and subject to such terms and conditions as Owner and Novant may agree upon:

(a) Coordinate quality assurance through periodic monitoring and consultation by Novant and the development of an intra-system quality consultation plan;

(b) Coordinate case management/utilization review through periodic reporting, scheduled reviews of utilization and other issues;

(c) Develop a seamless patient transfer plan;

(d) Facilitate clinical efficiencies, integrate information systems to the extent practicable to ensure seamless patient transfer (e.g., medical records and imaging records);

(e) Share CME and other educational programs and training, include the rotation of residents at the Hospital Facilities to the extent applicable;

(f) Use common emergency coverage for specialized care;

(g) Coordinate physician recruitment; and

(h) Utilize joint marketing, with website linkage.

2.	Term.

The Term of this Agreement is for a period commencing on the Effective Date and terminating on the first date on which Novant and its affiliates cease to own, directly or indirectly, any equity interest in Carolinas Holdings, LLC (the “Joint Venture”), a joint venture between Novant and Health Management Associates, Inc. (“HMA”). The termination of this Agreement will not affect any rights or obligations arising hereunder prior to the effective date of termination. In addition to the foregoing, either party may terminate this Agreement for cause upon a material breach by the other party of its material obligations under this Agreement. In order to effect a termination for cause, the non-breaching party shall furnish to the breaching party a written notice setting forth the nature of the breach, and the breaching party shall have thirty (30) days from receipt of such notice within which to cure the specified breach; provided, however, that in the event such breach may not reasonably be cured within such thirty (30) day period, such thirty (30) day period shall be extended provided that the breaching party is using commercially reasonably efforts to cure such breach. In the event that the breaching party fails to cure the specified breach within such thirty (30) day notice period (subject to the extension of such period as provided in the immediately preceding sentence), this Agreement shall terminate at the end of the thirty (30) day notice period (or at such time as the breaching party ceases to use commercially reasonably efforts to cure such breach) upon written notice of termination by the non-breaching party. The provisions of this Agreement shall no longer be applicable with respect to any Distributed Subsidiary (or the Hospital Facilities operated by such Distributed Subsidiary) upon a Distributed Subsidiary ceasing to be directly or indirectly owned by Owner.

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3.	Access to Records.

Until the expiration of four years after the furnishing of the services provided under this Agreement, the parties will make available to the Secretary, U.S. Department of Health and Human Services, the U.S. Comptroller General, and their representatives, this Agreement and all books, documents and records necessary to certify the nature and extent of the costs of the services rendered under this Agreement. If duties under this Agreement are carried out through a subcontract worth $10,000 or more over a 12-month period with a related organization, the subcontract will also contain an access clause to permit access by the Secretary, the Comptroller General and their representatives to the related organization’s books and records. This provision applies regardless of whether the party is designated elsewhere in this Agreement as a contractor, subcontractor, vendor, seller or otherwise.

4.	HIPAA Compliance.

The parties shall comply with all applicable federal and state laws, including without limitation, the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, and regulations from time to time promulgated thereunder (“HIPAA”). The parties agree to take such action as is necessary to amend this Agreement from time to time as is necessary in order to comply with the requirements of HIPAA. The parties acknowledge that Novant is the Business Associate of the Hospital Facilities, as that phrase is defined in 45 C.F.R. Part 160 et seq, and Novant agrees to execute one or more Business Associate Agreements in such reasonable forms as the parties may agree upon.

5.	Billing.

Owner and Novant shall coordinate as necessary to insure that billing of third party or government payors pursuant to this Agreement is consistent with all applicable legal requirements.

6.	Independent Contractor Status.

The parties to this Agreement are independent contractors. Neither party is authorized or permitted to act as agent or employee of the other.

7.	Other Affiliations.

Nothing in this Agreement shall be construed as limiting the rights of either party or the Hospital Facilities to affiliate or contract with any other institution in a similar or other fashion, on either a limited or general basis, while this Agreement is in effect.

8.	Notices.

Any notice, demand or communication required, permitted or desired to be given hereunder will be in writing and will be deemed effectively given when personally delivered, when received by facsimile transmission or overnight courier, or five days after being deposited in the United States mail, with postage prepaid thereon, by certified or registered mail, return receipt requested, in each case addressed as follows:

if to Owner	Carolinas JV Holdings, L.P.
5811 Pelican Bay Boulevard, Suite 500
Naples, Florida 34108-2710
Attention: President

fax: (239) 597-5794

3

with a copy to:	Health Management Associates, Inc.
5811 Pelican Bay Boulevard, Suite 500
Naples, Florida 34108-2710
Attention: Timothy R. Parry, Esq. Senior Vice President and General Counsel

fax: (239) 597-5794

if to Novant:	Novant Health, Inc.
2085 Frontis Plaza Boulevard
Winston-Salem, North Carolina 27103
Attention: Paul M. Wiles, President and Chief Executive Officer

fax: 336-718-9860

with a copy to:	Novant Health, Inc.
2085 Frontis Plaza Boulevard
Winston-Salem, North Carolina 27103
Attention: Lawrence U. McGee, Senior Vice President and General Counsel

fax: 336-277-9440

or to such other address, and to the attention of such other Person or officer as any party may designate by notice given in like manner.

9.	Governing Law.

This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws. Venue of any action to enforce this Agreement shall be in Delaware.

10.	Further Assurances.

Owner and Novant shall take such actions and execute any additional documents and instruments as may be reasonably necessary to carry out the intent of the parties hereto.

11.	Headings.

The headings of this Agreement are for convenience only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

4

12.	Entire Agreement; Amendments.

This Agreement contains all the terms, conditions and understandings agreed upon by the parties and no other agreements, oral or otherwise, regarding the subject matter of this Agreement will be deemed to exist or to bind either of the parties hereto. This Agreement cannot be altered, modified, or changed except by another agreement signed by each party.

13.	Counterparts.

This Agreement may be executed in two or more counterparts, each and all of which will be deemed an original and all of which together will constitute but one and the same instrument.

14.	Assignment.

This Agreement may not be assigned by either party without the prior written consent of the other party.

15.	Free Choice and Medical Judgment.

This Agreement is not intended to influence the free choice of the patient in his or her ability to select facilities or services, nor is it intended to influence the independent medical judgment of the medical staff of either the Hospital Facilities or the Novant Hospitals.

16.	Patient Referrals.

This Agreement does not require Owner or Hospital Facilities to refer patients or enter into any other arrangement for the provision of any item or service offered for which Medicare and Medicaid payments may be made.

[signature page follows]

5

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in multiple originals by their authorized officers, all as of the date and year first above written.

CAROLINAS JV HOLDINGS, L.P.

By:
Name:	Timothy R. Parry
Title:	Senior Vice President

NOVANT HEALTH, INC.

By:
Name:	Dean Swindle
Title:	Executive Vice President, President-Ambulatory Services, and Chief Financial Officer.

6

EXHIBIT I

DISTRIBUTED SUBSIDIARIES

Hartsville HMA, LLC

Hamlet HMA, LLC

Chester HMA, LLC

Statesville HMA, LLC

EXHIBIT F

*** TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

FORM OF TRANSITION SERVICES AGREEMENT

THIS TRANSITION SERVICES AGREEMENT (the “Agreement”) is dated as of the 1st day of October, 2009 by and between Health Management Associates, Inc., a Delaware corporation (“HMA”) and Foundation Health Systems Corp., a North Carolina non-profit corporation which is exempt from federal income taxation under Section 501(c)(3) of the Code (“Foundation”), for and on behalf of the Novant Managed Subsidiaries defined herein.

WHEREAS, Foundation and Carolinas JV Holdings, L.P., a Delaware limited partnership which is an affiliate of HMA (“HMA Sub”) are the members of Carolinas Holdings, LLC, a Delaware limited liability company (the “Company”);

WHEREAS, pursuant to that certain Restructuring Agreement dated September 30, 2009 (the “Restructuring Agreement”) by and among HMA, Foundation, the Company, HMA Sub and Novant Health, Inc., a North Carolina non-profit corporation which is exempt from federal income taxation under Section 501(c)(3) of the Code (“Novant”), and the other agreements entered into in connection therewith, the parties thereto agreed to restructure the ownership, management and operations of the Company and its Remaining Subsidiaries in certain respects;

WHEREAS, the Restructuring Agreement contemplates that HMA or one of its Affiliates will enter into a transition services agreement pursuant to which HMA will provide certain transition services to the Novant Managed Subsidiaries, in order to facilitate the orderly transition of the management and operation of the Class A Subsidiaries;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. Unless otherwise defined in this Agreement, capitalized terms used herein have the same meanings given to such terms in the Restructuring Agreement.

2. Scope of Services. During the term of this Agreement HMA or one or more of its Affiliates shall provide or cause to be provided to Foundation or the Novant Managed Subsidiaries the services identified on Schedule A attached hereto (each a “Service” and collectively the “Services”), for the periods commencing upon Closing and ending on the expiration of the applicable period set forth on Schedule A with respect to each such Service. Foundation shall not resell, subcontract, license, sublicense or otherwise transfer any of the Services to any Person whatsoever or permit use of any of the Services by any Person other than in accordance with the terms hereof and by Foundation or the Novant Managed Subsidiaries in the ordinary course of business. Except as otherwise set forth in on Schedule A, HMA shall have no obligation hereunder to (i) provide Foundation with any data, content or other information relating to HMA, its Affiliates, or any other entities or businesses stored, maintained, generated or produced by HMA or its Affiliates, or (ii) segregate any such data, content or other information from the data, content or other information generated or maintained by HMA. HMA shall have the exclusive right to select, employ, pay, supervise, administer, direct and discharge any of the employees or other Persons who will perform such Services.

3. Standard of Performance. HMA or one or more of its Affiliates shall provide, or cause to be provided, the Services in a manner consistent, in all material respects, with the manner and level of care with which such Services were provided to the Novant Managed Subsidiaries prior to the Closing and consistent, in all material respects, with the manner and level of care with which such Services are provided to hospitals owned by HMA or its Affiliates, unless otherwise specified on Schedule A. Without limiting the foregoing, HMA shall have no obligation hereunder to provide any improvements, upgrades, updates, substitutions, modifications or enhancements to any of the Services, unless the same are provided in the course of delivering the Services to HMA’s hospitals or as expressly specified on Schedule A. Foundation acknowledges that HMA and its Affiliates may be providing services similar to the Services provided hereunder or services that involve the same resources as those used to provide the Services to its hospitals and other business units, Affiliates and to other third parties, and, accordingly, HMA and its Affiliates may, after reasonable prior notice to Foundation (which shall be no less than forty-five (45) days), modify the manner in which such Services are provided in connection with changes to HMA’s hospitals and other business units in the ordinary course of HMA’s business; provided, however, that no such modification shall materially diminish or modify the Services. HMA shall provide Foundation with as much advance written notice of any such changes or modifications as is practicable under the circumstances.

4. Warranties and Covenants; Limitation of Liability; Indemnity.

(a) Other than the express warranties made by HMA in this Agreement, HMA makes no representation or warranty, express or implied, with respect to the Services. None of HMA, its Affiliates or any of their respective officers, directors, managers, employees, agents, representatives, attorneys-in-fact, subcontractors or contractors shall be liable for any action taken or omitted to be taken by it or such Person under or in connection with this Agreement; provided, however, that the immediately preceding limitation shall not apply to losses incurred by Foundation arising out of the gross negligence, intentional misconduct or material breach of this Agreement or the Services provided hereunder by HMA, its Affiliates or any of their respective officers, directors, managers, employees, agents, representatives, attorneys-in-fact, subcontractors or contractors in the performance or nonperformance of the Services. None of HMA, its Affiliates or any of their respective officers, directors, managers, employees, agents, representatives, attorneys-in-fact, subcontractors or contractors shall be liable for any action taken or omitted to be taken by, or the negligence, gross negligence, intentional misconduct of, or material breach of this Agreement by, any third party, unless such action or omission taken by gross negligence, intentional misconduct or in material breach of this Agreement was at the direction of, or approval by, HMA, its Affiliates or any of their respective officers, directors, managers, employees, agents, representatives, attorneys-in-fact, subcontractors or contractors.

(b) HMA represents and warrants to Foundation that, to its knowledge, the provision of Services hereunder will not materially infringe upon, misappropriate, or otherwise come into conflict with the Intellectual Property rights of third parties. HMA or its Affiliates will, throughout the term of this Agreement, own or have the unencumbered right to use, pursuant to a valid and enforceable license, sublicense, agreement, or permission, all Intellectual Property necessary to provide the Services hereunder.

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(c) HMA covenants that it and its Affiliates will adopt reasonable security measures consistent with generally accepted industry standards to secure all data of the Novant Managed Subsidiaries which comes into their possession in the course of rendering the Services hereunder, and to prevent the loss or corruption of said data.

(d) HMA covenants that the Services as provided to the Novant Managed Subsidiaries hereunder shall be provided in a manner consistent with, and with the a level of care consistent with, the manner in which the same Services are provided to hospitals owned by HMA or its Affiliates.

(e) IN NO EVENT WILL HMA OR ANY OF ITS AFFILIATES BE LIABLE FOR LOSS OF GOODWILL OR OTHER INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPTING LOSS OF REVENUE TO THE EXTENT SUCH LOSS OF REVENUE CONSTITUTES ACTUAL DAMAGES. THE AGGREGATE LIABILITY OF HMA AND ANY OF ITS AFFILIATES FOR ALL CLAIMS ARISING OUT OF THIS AGREEMENT SHALL NOT EXCEED THE SUM OF THE FEES PAID BY FOUNDATION TO HMA HEREUNDER, EXCEPT FOR CLAIMS ARISING OUT OF BREACHES OF THE WARRANTIES AND COVENANTS SET FORTH IN SECTIONS 4(B) OR 4(C) HEREOF, OR CLAIMS BASED ON GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT.

(f) Foundation shall indemnify and hold HMA, its Affiliates or any of their respective officers, directors, managers, employees, agents, representatives, attorneys-in-fact, subcontractors and contractors harmless from and against any and all Losses which HMA or any of its Affiliates may at any time suffer or incur, or become subject to, as a result of or in connection with any third-party claim or demand that arises out of this Agreement or the Services provided hereunder, except those Losses incurred by HMA or any of its Affiliates arising out of the gross negligence, intentional misconduct or material breach of this Agreement or the Services provided hereunder by HMA, its Affiliates or any of their respective officers, directors, managers, employees, agents, representatives, attorneys-in fact, subcontractors or contractors.

5. Term and Termination.

(a) Term. Unless earlier terminated as provided herein, this Agreement shall be effective as of the Effective Time, and shall continue until the earlier of the day upon which HMA no longer provides the Services hereunder pursuant to subsections (b) and (d) below or one (1) year from the Effective Time (the “Original Term”).

(b) Extension. Foundation shall have the right to extend the term of this Agreement for an additional period of one (1) year, with respect to those Services noted on Schedule A which it specifies in its extension notice, by giving written notice of extension to HMA no later than sixty (60) days prior to the expiration of the Original Term. Provided,

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however, in the event Foundation gives a written notice of extension to HMA, HMA shall have the right to renegotiate the compensation for the Services, and the compensation for the Extended Term shall be as mutually agreed by the parties hereto prior to HMA performing any Services during the extended term.

(c) Partial Termination. Foundation may terminate this Agreement with respect to the provision by HMA of one or more of the Services by giving HMA at least thirty (30) days prior written notice of termination. On the termination date set forth in such written notice, HMA’s obligation to provide (or cause to be provided) such Service will cease and Foundation shall have no further obligation to pay for such Service (except for any charges which have accrued or have been incurred or contracted for prior to such termination). Termination by Foundation of this Agreement with respect to any Service shall not terminate this Agreement with respect to any other Service.

(d) Other Termination. Notwithstanding Section 5(b), this Agreement may be terminated partially or in its entirety at any time as follows: by the mutual written agreement of the parties; or as to a specific Service, at the election of a party (such election to be made in writing), in the event of a material default by the other party of its obligations hereunder, which shall not have been cured within twenty (20) days after receipt of written notice; or in the event of a breach of a payment obligation which shall not have been cured within thirty (30) days after receipt of written notice.

(e) Effect. No termination of this Agreement, in whole or in part, shall discharge, affect or otherwise modify in any manner the rights and obligations of the parties which have accrued or have been incurred prior to such termination, including the obligation of one party to pay the other party any and all amounts payable hereunder in respect of Services provided.

6. Service Fees. During the Original Term of this Agreement, for each Class A Subsidiary at which HMA performs Services, Foundation shall pay HMA for the Services (i) the sum of *** Dollars ($***) per each month occurring during the Interim Period and (ii) the sum of *** Dollars ($***) per each month occurring after the expiration of the Interim Period; plus reasonable travel costs incurred by HMA in connection with rendering the Services. Additional fees, if any, are reflected on Schedule A. HMA will submit invoices to Foundation on a monthly basis (in arrears) with respect to all amounts payable by Foundation, setting out the Services provided and the fees payable hereunder for providing such Services. Foundation will pay the invoiced amounts to HMA within thirty (30) days of the date of each invoice.

7. Compliance. HMA shall and shall cause its Affiliates providing Services to comply with all applicable laws, rules, ordinances, codes and regulations of any governmental entity or regulatory agency governing the Services to be provided hereunder. Foundation and HMA shall comply with the provisions of the Business Associate Addendum attached as Schedule B.

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8. Cooperation. Foundation will provide to HMA, at Foundation’s expense, all reasonable assistance, documentation and information reasonably requested or required by HMA to provide the Services hereunder.

9. Confidentiality. The parties agree and acknowledge that Section 5.2 of the Restructuring Agreement shall be incorporated by reference as a part of this Agreement.

10. Miscellaneous.

(a) Invalidity, Etc. If any provision of this Agreement or the application of any such provision to any person(s) or circumstance(s) shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and the Agreement shall remain in full force and be effectuated as if such illegal, invalid or unenforceable provision is not part hereof; provided, however, that (i) if the deletion of any provision of this Agreement frustrates an essential purpose(s) of the Agreement or material right(s) of a party, then such party may terminate this Agreement without further liability or obligation, and (ii) absent such frustration and to the extent legally possible, the parties shall seek in good faith agree upon alternate provisions or arrangements to achieve the same purposes as the invalid, illegal or unenforceable provision.

(b) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

(c) Notices. Any notice, demand or communication required, permitted or desired to be given hereunder will be in writing and will be deemed effectively given when personally delivered, when received by telegraphic or other electronic means (including telecopy and telex) or overnight courier, or five days after being deposited in the United States mail, with postage prepaid thereon, by certified or registered mail, return receipt requested, addressed as follows:

If to Foundation:

Foundation Health Systems Corp.

2085 Frontis Plaza Boulevard

Winston-Salem, North Carolina 27103

Attention: President

Facsimile: 336-718-9860

with a copy to:

Novant Health, Inc.

2085 Frontis Plaza Boulevard

Winston-Salem, North Carolina 27103

Attention: Lawrence U. McGee, Senior Vice President and

General Counsel

Facsimile: 336-277-9440

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if to HMA:

Health Management Associates, Inc.

5811 Pelican Bay Boulevard, Suite 500

Naples, Florida 34108-2710

Attention: Gary D. Newsome, President and Chief Executive Officer

Facsimile: (239) 597-5794

with a copy to:

Health Management Associates, Inc.

5811 Pelican Bay Boulevard, Suite 500

Naples, Florida 34108-2710

Attention: Timothy R. Parry, Esq.

                 Senior Vice President and General Counsel

or to such other address, and to the attention of such other Person or officer as any party may designate by notice given in like manner.

(d) Assignment. This Agreement shall be binding upon and inure to the benefit of the successors of each of the parties hereto, but shall not be assignable by a party without the prior written consent of the other party; provided, however, that HMA may assign all or part of this Agreement or subcontract its obligations hereunder to an Affiliate or Non-Affiliate. This Agreement is not intended to, and shall not, create any rights in or confer any rights upon anyone other than the parties hereto.

(e) Independent Contractor. Notwithstanding the provisions of any other agreements between the parties, nothing contained in this Agreement shall be deemed to make or constitute HMA or its Affiliates as an agent or representative of Foundation or its Affiliates for any purpose whatsoever, it being understood among the parties that in providing the Services hereunder, HMA is to act as an independent contractor and is in no way authorized to make any contract, agreement, warranty, or representation on behalf of Foundation or its Affiliates, or to create any obligation, either express or implied on behalf of Foundation or its Affiliates.

(f) Headings; Schedules. The headings for the sections and paragraphs in this Agreement are for convenience and reference only and shall not limit in any way or otherwise affect any of the terms or provisions hereof. The Schedules attached to this Agreement are incorporated herein and are part of this Agreement for all purposes.

(g) Entire Agreement. This Agreement, the Restructuring Agreement and the other documents and instruments specifically provided for herein and therein constitute the entire understanding among the parties with respect to the subject matter hereof. This Agreement may not be changed, altered, modified or amended except in writing signed by the parties.

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(h) No Waiver. The failure of a party to demand strict performance of the terms hereof, or to exercise any right conferred herein shall not be construed as a waiver or relinquishment of its right to assert or rely on any such term or right in the future. Waiver by a party of any term, provision or condition of this Agreement shall not be construed to be a waiver of any other term, provision or condition nor shall such waiver be deemed to be a waiver of a subsequent breach of the same term, provision or condition. Failure or delay by a party to require performance of any provision of this Agreement will not affect or impair such party’s right to require full performance with such provision at any time thereafter.

(i) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of North Carolina without regard to its conflicts of laws rules.

(j) Force Majeure. Neither party will be liable for any costs or damages due to nonperformance under this Agreement arising out of any cause not within the reasonable control of such party and without its fault or negligence. Neither party will be liable for any delay or failure in the performance of its obligations under this Agreement that directly results from any failure of the other party to perform its obligations as set forth in this Agreement

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

HEALTH MANAGEMENT ASSOCIATES, INC.

By:
Name:	Timothy R. Parry
Title:	Senior Vice President

FOUNDATION HEALTH SYSTEMS CORP.

By:
Name:	Gregory J. Beier
Title:	President

[signature page to Transition Services Agreement]

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Schedule A

HMA or one of its Affiliates will provide information technology support services for the following systems and/or processes:

•	Patient billing/account receivable, including all payer logs and adhoc reporting

•	Access to data and systems to be able to pull the following reports:

•	Billing errors/holds/waits (generally taken from the billing system such as SSI)

•	Daily cash report

•	Administrative operating summary report that will show a high level of revenue and accounts receivable statistics

•	Aged Trial Balance

•	Denials report

•	Discharge Not Final Billed report

•	Passport insurance verification

•	Pharmacy system

•	Risk Master

•	Managed Care System

•	Electronic claims billing and electronic remittances

•	MetaHealth HIM coding and tracking system

•	Pathways material management

•	Vision productivity management

•	MDstaff Physician Credentialing

•	Payroll and Kronos (time and attendance)

•	Accounts Payable

•	Fixed asset accounting

•	AIM Radiology System

•	Promed Emergency Department System

•	General ledger/financial reporting

•	All HR back office functions

In connection with the performance of these services, certain outside costs which are incurred by HMA will be billed to Novant. It is anticipated that these costs will be as follows:

Patient Statements Patient statements are printed and mailed by a third party. HMA will bill Novant for the actual cost for printing and mailing the statements.

Hospital Billing HMA does its own electronic billing (UB04) for its hospitals, and will do so for the Novant Managed Subsidiaries. This includes Medicare, Medicaid, and commercial for direct billing or using the Emdeon clearing house claims. It also includes the electronic posting of Medicare, Medicaid and commercial remittances. Said services are included in the fixed monthly fees.

HMA has established electronic billing for Medicare claims with Wisconsin Physician Service Insurance Corporation (WPS). In the event that HMA is required to establish a relationship with the Medicare carrier that Novant uses, there will be a charge for set up and a possible delay with electronic billing do to the time frame it takes to gain written approvals and complete validation testing with the payer. Novant will be responsible for any costs and completing all the necessary agreements and paper work required to allow HMA to be a trading partner.

Passport Insurance Verification HMA has established an automated interface to Passport for insurance verification. If Novant chooses HMA will continue this interface and the per transaction cost will be billed to Novant.

AT&T Frame Relay AT&T Frame Relay Cost will be billed at actual cost based on the monthly invoice with no markup. Note that HMA requires a 30 day cancellation notice to terminate the telecommunication line with AT&T.

Payroll and Kronos Time Keeper All interfaces to Kronos and the HMA payroll system are included in the fixed monthly fees. HMA contracts with ADP for check, paystub and W-2 processing along with tax filings, and costs under said contract will be billed to Novant with no markup.

Software Maintenance Novant will be responsible for paying maintenance fees for the following software:

1.	McKesson Pharmacy (Included in monthly fee)

2.	Medstat JAHCO and CMS Reporting (to be negotiated with vendor)

3.	HealthNet CEU Nurse Training (to be negotiated with vendor)

4.	McKesson Clinical Reference System (to be negotiated with vendor)

5.	MetaHealth HIM Coding and Tracking System (Included in monthly fee)

6.	3M Encoding (to be negotiated with vendor)

7.	Promed Emergency Department System (to be negotiated with vendor)

8.	AGFA PACS

9.	Softlab Systems (SCC) (paid by hospital quarterly to vendor)

10.	AIM Radiology (paid by hospital to vendor)

11.	McKesson Acudose System (Included in monthly fee)

12.	KRONOS and Vision (Included in monthly fee)

13.	McKesson Pathways Materials Management (Included in monthly fee)

Said costs will be passed on to Novant with no markup.

All hardware is the responsibility of Novant to maintain while this agreement is in force along with any software that was purchased by the hospital at the local level.

To maintain these services, HMA will provide the AS400 hardware platform that is used by its proprietary system. Upon the expiration or termination of the Transition Services Agreement, Novant will return this hardware to HMA at Novant’s expense. HMA will agree to leave the system in place for up to one year from the date of purchase to allow Novant inquires to data. At the end of this period Novant will assist HMA in returning this hardware to a location specified by HMA. In addition, all data conversion request for systems including, but not necessarily limited to payroll, patient accounts receivable, master patient index, interfaces and routers will be billed at rate of $125 per hour.

HR Employee Benefits Services During the Interim Period, HMA or one of its Affiliates will provide the administration of all employee benefit plans, including all processes, services, and functions that HMA and/or its Affiliates provided to the Novant Managed Facilities with respect to employee benefits prior to the date hereof, together with those services that are required to accommodate the provisions of Section 5.9 of the Restructuring Agreement that apply to the “Interim Period.” Novant shall reimburse HMA and its Affiliates their actual costs and expenses incurred by HMA or its Affiliates in the preparation and filing of Form 5500 for the benefit plans. HMA will not bill Novant for any administrative services that it outsources to third parties during the Interim Period, if such services were performed directly by HMA or an Affiliate immediately prior to the date hereof.

Supplies Purchase For a period of 120 days from the date hereof, HMA or its Affiliate(s) will continue to provide the services, without markup, that it or they provide for materials management to the Novant Managed Subsidiaries prior to the date hereof to the extent permitted under HMA or its Affiliates supply materials purchase agreements.

Management Services. For a period not to exceed 30 days from the date hereof, HMA or its Affiliates will provide day-to-day operational management services at Franklin Regional Medical Center to the extent reasonably requested by Novant. Novant shall reimburse HMA and its Affiliates for all costs and expenses incurred by HMA or its Affiliates that are related to the provision of such management services, which shall include items such as salaries, employment taxes and employee benefit costs, but not general overhead allocations. Nothing contained in this Schedule A to the Transition Services Agreement shall limit HMA’s or it Affiliates’ management prerogatives with respect to their respective employees which provide such management services at Franklin Regional Medical Center.

Certain Leased Equipment. During the Original Term, HMA will allow Novant to continue to use any equipment that is located at Franklin Regional Medical Center or Upstate Carolina Medical Center which is leased by HMA or one of its Affiliates under a lease agreement that is not assigned to Novant or one of its Affiliates at Closing; and Novant shall reimburse HMA for any costs and expenses incurred by HMA in relation to such equipment. Upon expiration of the Original Term, Novant shall have a right to elect, by providing written notice to HMA, to continue to use the equipment made available by HMA to Novant under this provision for a period of one (1) year from the expiration date of the Original Term; provided that Novant continues to reimburse HMA for any costs and expenses incurred by HMA in relation to such equipment. While such equipment is located at Franklin Regional Medical Center or Upstate Carolina Medical Center, at Novant’s request, HMA will use reasonable efforts to obtain the consent of the lessor of such equipment to the assignment of the applicable lease schedule(s) or agreement to Novant.

SCHEDULE B

BUSINESS ASSOCIATE ADDENDUM

This Business Associate Addendum (the “Addendum”) is made as of the              day of             , 2009 (the “Effective Date”), by and between Health Management Associates, Inc., a Delaware corporation (“Business Associate”) and Foundation Health Systems Corp., a North Carolina non-profit corporation which is exempt from federal income taxation under Section 501(c)(3) of the Code (“Covered Entity” and, together with the Business Associate, the “Parties”), to comply with privacy standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. parts 160 and 164 (the “Privacy Rule”) and security standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. parts 160 and 164 (the “Security Rule”) and any applicable state confidentiality and breach notification laws.

RECITALS

WHEREAS, Business Associate provides certain information services to or on behalf of Covered Entity;

WHEREAS, Covered Entity and Business Associate entered into that certain Transition Services Agreement of even date herewith (the “Agreement”);

WHEREAS, in connection with these services, Covered Entity discloses to Business Associate certain protected health information that is subject to protection under the Privacy Rule; and

WHEREAS, the Privacy Rule requires that Covered Entity receive adequate assurances that Business Associate will comply with certain obligations with respect to the PHI received in the course of providing services to or on behalf of Covered Entity.

NOW THEREFORE, in consideration of the mutual promises and covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

A.	Definitions. Terms used herein, but not otherwise defined, shall have meaning ascribed by the Privacy Rule and the Security Rule.

1.

Designated Record Set. “Designated Record Set” shall mean a group of records maintained by or for a Covered Entity that is: (i) the medical records and billing records about Individuals maintained by or for a covered health care provider; (ii) the enrollment, payment, claims adjudication, and case or medical management record systems maintained by or for a health plan; or (iii) used, in whole or in part, by or for the covered entity to make decisions about Individuals. For purposes of this definition, the term “record” means any item, collection, or grouping of information that includes protected health information and is maintained, collected, used, or disseminated by or for a covered entity.

2.	HIPAA Rules. The Privacy Rule and the Security Rule are referred to collectively herein as “HIPAA Rules.”

3.	Individual. “Individual” shall mean the person who is the subject of the protected health information.

4.	Protected Health Information. “Protected Health Information” or “PHI” shall mean individually identifiable health information that is transmitted or maintained in any form or medium.

5.	Required by Law. “Required by Law” shall mean a mandate contained in law that compels a use or disclosure of PHI.

6.	Secretary. “Secretary” shall mean the Secretary of the Department of Health and Human Services or his or her Designee.

B.	Purposes for which PHI May Be Disclosed to Business Associate. In connection with the services provided by Business Associate to or on behalf of Covered Entity described in this Addendum, Covered Entity may disclose PHI to Business Associate for the purposes of enabling Business Associate to perform its obligations under the Agreement.

C.	Obligations of Covered Entity. If deemed applicable by Covered Entity, Covered Entity shall:

1.	provide Business Associate a copy of its Notice of Privacy Practices (“Notice”) produced by Covered Entity in accordance with 45 C.F.R. 164.520 as well as any changes to such Notice;

2.	provide Business Associate with any changes in, or revocation of, authorizations by Individuals relating to the use and/or disclosure of PHI, if such changes affect Business Associate’s permitted or required uses and/or disclosures;

3.	notify Business Associate of any restriction to the use and/or disclosure of PHI to which Covered Entity has agreed in accordance with 45 C.F.R. 164.522;

4.	notify Business Associate of any amendment to PHI to which Covered Entity has agreed that affects a Designated Record Set maintained by Business Associate; and

5.	If Business Associate maintains a Designated Record Set, provide Business Associate with a copy of its policies and procedures related to an Individual’s right to: access PHI; request an amendment to PHI; request confidential communications of PHI; or request an accounting of disclosures of PHI.

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D.	Obligations of Business Associate. Business Associate agrees to comply with applicable federal and state confidentiality and security laws, specifically the provisions of the HIPAA Rules applicable to business associates, including:

1.	Use and Disclosure of PHI. Except as otherwise permitted by this Addendum or applicable law, Business Associate shall not use or disclose PHI except as necessary to provide the services that are contemplated under the Agreement to or on behalf of Covered Entity, and shall not use or disclose PHI that would violate the HIPAA Rules if used or disclosed by Covered Entity. Provided, however, Business Associate may use and disclose PHI as necessary for the proper management and administration of Business Associate, or to carry out its legal responsibilities. Business Associate shall in such cases:

(a)	provide information to members of its workforce using or disclosing PHI regarding the confidentiality requirements of the Privacy Rule and this Addendum;

(b)	obtain reasonable assurances from the person or entity to whom the PHI is disclosed that: (a) the PHI will be held confidential and further used and disclosed only as Required by Law or for the purpose for which it was disclosed to the person or entity; and (b) the person or entity will notify Business Associate of any instances of which it is aware in which confidentiality of the PHI has been breached; and

(c)	agree to notify the designated Privacy Officer of Covered Entity of any instances of which it is aware in which the PHI is used or disclosed for a purpose that is not otherwise provided for in this Addendum or for a purpose not expressly permitted by the HIPAA Rules.

2.	Data Aggregation. In the event that Business Associate works for more than one Covered Entity, Business Associate is permitted to use and disclose PHI for data aggregation purposes, however, only in order to analyze data for permitted health care operations, and only to the extent that such use is permitted under the Privacy Rule.

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3.	De-identified Information. Business Associate may use and disclose de-identified health information if (i) the use is disclosed to Covered Entity and permitted by Covered Entity in its sole discretion and (ii) the de-identification is in compliance with 45 C.F.R. §164.502(d), and the de-identified health information meets the standard and implementation specifications for de-identification under 45 C.F.R. §164.514(a) and (b).

4.	Safeguards. Business Associate shall maintain appropriate safeguards to ensure that PHI is not used or disclosed other than as provided by this Addendum or as required by Law. Business Associate shall implement administrative, physical and technical safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of any electronic PHI it creates, receives, maintains, or transmits on behalf of Covered Entity.

5.	Minimum Necessary. Business Associate shall use reasonable efforts to ensure that all uses and disclosures of PHI are subject to the principle of “minimum necessary use and disclosure,” i.e., that only PHI that is the minimum necessary to accomplish the intended purpose of the use, disclosure, or request is used or disclosed.

6.	Disclosure to Agents and Subcontractors. If Business Associate discloses PHI received from Covered Entity, or created or received by Business Associate on behalf of Covered Entity, to agents, including a subcontractor, Business Associate shall require the agent or subcontractor to agree to the same restrictions and conditions as apply to Business Associate under this Addendum. Business Associate shall ensure that any agent, including a subcontractor, agrees to implement reasonable and appropriate safeguards to protect the confidentiality, integrity, and availability of the electronic PHI that it creates, receives, maintains, or transmits on behalf of the Covered Entity. Business Associate shall be liable to Covered Entity for any acts, failures or omissions of the agent or subcontractor in providing the services as if they were Business Associate’s own acts, failures or omissions, to the extent permitted by law. Business Associate further expressly warrants that its agents or subcontractors will be specifically advised of, and will comply in all respects with, the terms of this Addendum.

7.	Individual Rights Regarding Designated Record Sets. If Business Associate maintains a Designated Record Set on behalf of Covered Entity Business Associate agrees as follows:

(a)

Individual Right to Copy or Inspection. Business Associate agrees that if it maintains a Designated Record Set for Covered Entity that is not maintained by Covered Entity, it will permit an Individual to inspect or copy PHI about the Individual in that set as directed by Covered Entity to meet the requirements of 45 C.F.R. § 164.524.

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Under the Privacy Rule, Covered Entity is required to take action on such requests as soon as possible, but not later than 30 days following receipt of the request. Business Associate will meet the applicable deadline set forth under the Privacy Rule or other applicable state law legal requirement. The information shall be provided in the form or format requested if it is readily producible in such form or format; or in summary, if the Individual has agreed in advance to accept the information in summary form. A reasonable, cost-based fee for copying health information may be charged, in accordance with all applicable federal and state legal requirements. If Covered Entity maintains the requested records, Covered Entity, rather than Business Associate shall permit access according to its policies and procedures implementing the Privacy Rule.

(b)	Individual Right to Amendment. Business Associate agrees, if it maintains PHI in a Designated Record Set, to make amendments to PHI at the request and direction of Covered Entity pursuant to 45 C.F.R. 164.526. If Business Associate maintains a record in a Designated Record Set that is not also maintained by Covered Entity, Business Associate agrees that it will accommodate an Individual’s request to amend PHI only in conjunction with a determination by Covered Entity that the amendment is appropriate according to 45 C.F.R. § 164.526.

(c)	Accounting of Disclosures. Business Associate agrees to maintain documentation of the information required to provide an accounting of disclosures of PHI in accordance with 45 C.F.R. § 164.528, and to make this information available to Covered Entity upon Covered Entity’s request, in order to allow Covered Entity to respond to an Individual’s request for accounting of disclosures. Under the Privacy Rule, Covered Entity is required to take action on such requests as soon as possible but not later than 60 days following receipt of the request. Business Associate will meet the applicable deadline set forth under the Privacy Rule or other applicable state law legal requirement. Such accounting must be provided without cost to the individual or Covered Entity if it is the first accounting requested by an individual within any 12 month period; however, a reasonable, cost-based fee may be charged for subsequent accountings if Business Associate informs the individual in advance of the fee and is afforded an opportunity to withdraw or modify the request. Such accounting is limited to disclosures that were made in the six (6) years prior to the request (not including disclosures prior to the compliance date of the Privacy Rule) and shall be provided for as long as Business Associate maintains the PHI.

4

8.	Internal Practices, Policies and Procedures. Except as otherwise specified herein, Business Associate shall make available its internal practices, policies and procedures relating to the use and disclosure of PHI, received from or on behalf of Covered Entity to the Secretary or his or her agents for the purpose of determining Covered Entity’s compliance with the HIPAA Rules, or any other health oversight agency, or to Covered Entity. Records requested that are not protected by an applicable legal privilege will be made available in the time and manner specified by Covered Entity or the Secretary.

9.	Notice of Privacy Practices. Business Associate shall abide by the limitations of Covered Entity’s Notice of which it has knowledge. Any use or disclosure permitted by this Addendum may be amended by changes to Covered Entity’s Notice; provided, however, that the amended Notice shall not affect permitted uses and disclosures on which Business Associate relied prior to receiving notice of such amended Notice.

10.	Withdrawal of Authorization. If the use or disclosure of PHI in this Addendum is based upon an Individual’s specific authorization for the use or disclosure of his or her PHI, and the Individual revokes such authorization, the effective date of such authorization has expired, or such authorization is found to be defective in any manner that renders it invalid, Business Associate shall, if it has notice of such revocation, expiration, or invalidity, cease the use and disclosure of the Individual’s PHI except to the extent it has relied on such use or disclosure, or if an exception under the Privacy Rule expressly applies.

11.	Knowledge of HIPAA Rules. Business Associate agrees to review and understand the HIPAA Rules as it applies to Business Associate, and to comply with the applicable requirements of the HIPAA Rules, as well as any applicable amendments.

12.	Security Rule. With regard to PHI which is Electronic PHI (as defined in the Security Rule), Business Associate shall: (i) implement administrative, physical and technical safeguards that reasonably and appropriately protect the confidentiality, integrity and availability of Electronic PHI that Business Associate creates, receives, maintains, or transmits on behalf of Covered Entity; (ii) ensure that any agent, including a subcontractor, to whom Business Associate provides such information agrees to implement reasonable and appropriate safeguards to protect it; (iii) report to Covered Entity any Security Incident (as defined in the Security Rule) of which Business Associate becomes aware. Business Associate’s obligations under this Section are in addition to its obligations under Section D.4. of this Addendum.

5

E.	Term and Termination.

1.	Term. This Addendum shall be effective as of the Effective Date and shall be terminated when all PHI provided to Business Associate by Covered Entity, or created or received by Business Associate on behalf of Covered Entity, is destroyed or returned to Covered Entity.

2.	Termination for Breach. If Business Associate breaches any provision in this Addendum, Covered Entity may, at its option, access and audit the records of Business Associate related to its use and disclosure of PHI, require Business Associate to submit to monitoring and reporting, and such other conditions as Covered Entity may determine is necessary to ensure compliance with this Addendum, or Covered Entity may terminate this Addendum and the Agreement on a date specified by Covered Entity.

3.	Effect of Termination. Upon termination of this Addendum for any reason, Business Associate agrees to return or destroy all PHI received from Covered Entity, or created or received by Business Associate on behalf of Covered Entity, maintained by Business Associate in any form. If Business Associate determines that the return or destruction of PHI is not feasible, Business Associate shall inform Covered Entity in writing of the reason thereof, and shall agree to extend the protections of this Addendum to such PHI and limit further uses and disclosures of the PHI to those purposes that make the return or destruction of the PHI not feasible for so long as Business Associate retains the PHI.

4.	Reporting. Covered Entity has the right to report the Business Associate to the Secretary if termination of the Agreement and this Addendum is not feasible.

F.	Miscellaneous.

1.	Indemnification. To the extent permitted by law, Business Associate agrees to indemnify and hold harmless Covered Entity from and against all claims, demands, liabilities, judgments or causes of action of any nature for any relief, elements of recovery or damages recognized by law (including, without limitation, attorney’s fees, defense costs, and equitable relief), for any damage or loss incurred by Covered Entity arising out of, resulting from, or attributable to any acts or omissions or other conduct of Business Associate or its agents in connection with the performance of Business Associate’s or its agents’ duties under this Addendum. This indemnity shall apply even if Covered Entity is alleged to be solely or jointly negligent or otherwise solely or jointly at fault; provided, however, that a trier of fact finds Covered Entity not to be solely or jointly negligent or otherwise solely or jointly at fault. This indemnity shall not be construed to limit Covered Entity’s rights, if any, to common law indemnity.

6

Covered Entity shall have the option, at its sole discretion, to employ attorneys selected by it to defend any such action, the costs and expenses of which shall be the responsibility of Business Associate. Covered Entity shall provide Business Associate with timely notice of the existence of such proceedings and such information, documents and other cooperation as reasonably necessary to assist Business Associate in establishing a defense to such action.

These indemnities shall survive termination of this Addendum, and Covered Entity reserves the right, at its option and expense, to participate in the defense of any suit or proceeding through counsel of its own choosing.

2.	Mitigation. If Business Associate violates this Addendum or either of the HIPAA Rules, Business Associate agrees to mitigate any damage caused by such breach.

3.	Rights of Proprietary Information. Covered Entity retains any and all rights to the proprietary information, confidential information, and PHI it releases to Business Associate.

4.	Survival. The respective rights and obligations of Business Associate under Section E.3 of this Addendum shall survive the termination of this Addendum.

5.	Notices. Any notices pertaining to this Addendum shall be given in writing and shall be deemed duly given when personally delivered to a Party or a Party’s authorized representative as listed below or sent by means of a reputable overnight carrier, or sent by means of certified mail, return receipt requested, postage prepaid. A notice sent by certified mail shall be deemed given on the date of receipt or refusal of receipt. All notices shall be addressed to the appropriate Party as follows:

If to Covered Entity:

Foundation Health Systems Corp.

2085 Frontis Plaza Boulevard

Winston-Salem, North Carolina 27103

Attention: President

Facsimile: 336-718-9860

with a copy to:

Novant Health, Inc.

2085 Frontis Plaza Boulevard

Winston-Salem, North Carolina 27103

Attention: Lawrence U. McGee, Senior Vice President and

General Counsel

Facsimile: 336-277-9440

7

if to Business Associate:

Health Management Associates, Inc.

5811 Pelican Bay Boulevard, Suite 500

Naples, Florida 34108-2710

Attention: Gary D. Newsome, President and Chief Executive Officer

Facsimile: (239) 597-5794

with a copy to:

Health Management Associates, Inc.

5811 Pelican Bay Boulevard, Suite 500

Naples, Florida 34108-2710

Attention: Timothy R. Parry, Esq.

                  Senior Vice President and General Counsel

6.	Amendments. This Addendum may not be changed or modified in any manner except by an instrument in writing signed by a duly authorized officer of each of the Parties hereto. The Parties, however, agree to amend this Addendum from time to time as necessary, in order to allow Covered Entity’s to comply with the requirements of the HIPAA Rules and state confidentiality and breach notification laws.

7.	Choice of Law. This Addendum and the rights and the obligations of the Parties hereunder shall be governed by and construed under the laws of the State of North Carolina, without regard to applicable conflict of laws principles.

8.	Assignment of Rights and Delegation of Duties. This Addendum is binding upon and inures to the benefit of the Parties hereto and their respective successors and permitted assigns. However, neither Party may assign any of its rights or delegate any of its obligations under this Addendum without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding any provisions to the contrary, however, Covered Entity retains the right to assign or delegate any of its rights or obligations hereunder to any of its wholly owned subsidiaries, affiliates or successor companies. Assignments made in violation of this provision are null and void.

9.	Nature of Addendum. Nothing in this Addendum shall be construed to create (i) a partnership, joint venture or other joint business relationship between the Parties or any of their affiliates, (ii) any fiduciary duty owed by one Party to another Party or any of its affiliates, or (iii) a relationship of employer and employee between the Parties.

8

10.	No Waiver. Failure or delay on the part of either Party to exercise any right, power, privilege or remedy hereunder shall not constitute a waiver thereof. No provision of this Addendum may be waived by either Party except by a writing signed by an authorized representative of the Party making the waiver.

11.	Equitable Relief. Any disclosure or misappropriation of PHI by Business Associate in violation of this Addendum will cause Covered Entity irreparable harm, the amount of which may be difficult to ascertain. Business Associate therefore agrees that Covered Entity shall have the right to apply to a court of competent jurisdiction for specific performance and/or an order restraining and enjoining Business Associate from any such further disclosure or breach and for such other relief as Covered Entity shall deem appropriate. Such rights are in addition to any other remedies available to Covered Entity at law or in equity. Business Associate expressly waives the defense that a remedy in damages will be adequate, and further waives any requirement in an action for specific performance or injunction for the posting of a bond by Covered Entity.

12.	Severability. The provisions of this Addendum shall be severable, and if any provision of this Addendum shall be held or declared to be illegal, invalid or unenforceable, the remainder of this Addendum shall continue in full force and effect as though such illegal, invalid or unenforceable provision had not been contained herein.

13.	No Third Party Beneficiaries. Nothing in this Addendum shall be considered or construed as conferring any right or benefit on a person not party to this Addendum nor imposing any obligations on either Party hereto to persons not a party to this Addendum.

14.	Headings. The descriptive headings of the articles, sections, subsections, exhibits and schedules of this Addendum are inserted for convenience only, do not constitute a part of this Addendum and shall not affect in any way the meaning or interpretation of this Addendum.

15.	Entire Addendum. This Addendum, together with all exhibits, riders and amendments, if applicable, which are fully completed and signed by authorized persons on behalf of both Parties from time to time while this Addendum is in effect, constitutes the entire Addendum between the Parties hereto with respect to the subject matter hereof and supersedes all previous written or oral understandings, addendums, negotiations, commitments, and any other writing and communication by or between the Parties with respect to the subject matter hereof. In the event of any inconsistencies between any provisions of this Addendum in any provisions of the exhibits, riders, or amendments, the provisions of this Addendum shall control.

9

16.	Interpretation. Any ambiguity in this Addendum shall be resolved in favor of a meaning that permits Covered Entity to comply with the HIPAA Rules and any applicable state confidentiality laws. The provisions of this Addendum shall prevail over the provisions of any other Addendum that exists between the Parties that may conflict with, or appear inconsistent with, any provision of this Addendum or the HIPAA Rules.

17.	Regulatory References. A citation in this Addendum to the Code of Federal Regulations shall mean the cited section as that section may be amended from time to time.

10

IN WITNESS WHEREOF, Covered Entity and Business Associate have caused this Addendum to be signed and delivered by their duly authorized representatives as of the date first above written.

BUSINESS ASSOCIATE:	HEALTH MANAGEMENT ASSOCIATES, INC.

By:
Title:

COVERED ENTITY:	FOUNDATION HEALTH SYSTEMS CORP.

By:
Title:

11

Schedule 1.1

Intercompany Balances or Accounts

None

Schedule 2.4

Management Compensation

Franklin Regional Medical Center

None

Upstate Carolina Medical Center

Position	Name	Pro-rated bonus

Chief Executive Officer	Joseph D. Howell	$135,000 and $350,000 for stock options or other equity based compensation
Chief Nursing Officer	Courtney Kaylor	$38,000
Assistant Administrator	Austin Brown	$23,400

[These totals are based on performance through August 31, 2009.

To be updated adjusted subsequent to Closing.]

Schedule 5.1(a)

Mobile Services

*** SCHEDULE OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

Schedule 5.7 (a)

Novant Physicians

*** SCHEDULE OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

Schedule 7.4 (a)

Subsidiary Financial Statements

*** SCHEDULE OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

Schedule 7.4 (c)

Accounts Receivable

*** TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

	Louisburg		Gaffney
Estimated Gross Receivables	$	***	$	***
Estimated reserve for contractuals		***		***
Estimated allowance for bad debts		***		***

Estimate Accounts Receivable	$	***	$	***

Schedule 7.4 (d)(i)

April 30, 2009 Balance Sheet of Novant Managed Subsidiaries

*** SCHEDULE OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

Schedule 7.4 (d)(ii)

Events Occurring Between April 30, 2009 and July 31, 2009

During the period April 30, 2009 to July 31, 2009, the accounting for a lease for a medical office building entered into on March 1, 2009 between Upstate Carolina Medical Center and a third party was finalized and the lease was recorded as a capital lease on the balance sheet of Upstate Carolina Medical Center which served to reduce Working Capital by approximately $300,000 as of July 31, 2009.

Schedule 7.5

Permitted Encumbrances

See attached Lien Searches

4400 Easton Commons Way Suite 125 Columbus, OH 43219	800 713 0703 tel 800 914 4240 fax www.ctlegalsolutions.com

September 3, 2009

Elizabeth Stehler

Harter, Secrest & Emery LLP

1600 Bausch & Lomb Place

Rochester NY 14604-2711

Re:	Order #: 7642191 SO
	Customer Reference 1:	17033
	Customer Reference 2:	200

Dear Elizabeth Stehler:

Pursuant to your request, please see the attached final status report for detailed information regarding the above referenced order.

Your request is now complete. If you have any questions, please do not hesitate to call.

We appreciate this opportunity to be of service.

Sincerely,

Nancy D Wiford
Sr. Customer Specialist
Nancy.Wiford@wolterskluwer.com

Enclosure (s)

4400 Easton Commons Way Suite 125 Columbus, OH 43219	800 713 0703 tel 800 914 4240 fax www.ctlegalsolutions.com

September 2, 2009

Elizabeth Stehler

Harter, Secrest & Emery LLP

1600 Bausch & Lomb Place

Rochester NY 14604-2711

Re:	Order #: 7642191 SO
	Customer Reference 1:	17033
	Customer Reference 2:	200

Dear Elizabeth Stehler:

Pursuant to your request, please see the attached status report for detailed information regarding the above referenced order.

The remaining items will follow upon receipt. If you have any questions, please do not hesitate to call.

We appreciate this opportunity to be of service.

Sincerely,

Nancy D Wiford
Sr. Customer Specialist
Nancy.Wiford@wolterskluwer.com

Enclosure (s)

Columbus UCC Team 3	Phone:	(800) 713-0703
C T Corporation System	Fax:	(800) 914-4240
4400 Easton Commons Way	Email:	Nancy.Wiford@wolterskluwer.com
Suite 125
Columbus OH 43219

STATUS REPORT
Elizabeth Stehler	Order #:	7642191 SO	CT Contact:	Nancy D Wiford
Harter, Secrest & Emery LLP	Customer Reference 1:	17033	Team:	Columbus UCC Team 3
1600 Bausch & Lomb Place	Customer Reference 2:	200	Date:	September 2, 2009
Rochester NY 14604-2711

Entity/Debtor Name	Order Type	Jurisdiction	Comments		File/Document Issue Date	File Number	Date Sent To Customer

Gaffney H.M.A., Inc.	State Lien Search	South Carolina	STATUS:	Results Shipped			09/02/09
COPIES PENDING

Gaffney H.M.A., LLC	State Lien Search	South Carolina	STATUS:	Results Shipped			09/02/09

Louisburg H.M.A., Inc	State Lien Search	North Carolina	STATUS:	Results Shipped			09/02/09

Louisburg H.M.A., LLC	State Lien Search	North Carolina	STATUS:	Results Shipped			09/02/09

Mooresville Hospital Mangement Associates, Inc.	State Lien Search	North Carolina	STATUS:	Results Shipped			09/02/09

Mooresville Hospital Mangement Associates, LLC	State Lien Search	North Carolina	STATUS:	Results Shipped			09/02/09

Columbus UCC Team 3	Phone:	(800) 713-0703
C T Corporation System	Fax:	(800) 914-4240
4400 Easton Commons Way	Email:	Nancy.Wiford@wolterskluwer.com
Suite 125
Columbus OH 43219

STATUS REPORT
Elizabeth Stehler	Order #:	7642191 SO	CT Contact:	Nancy D Wiford
Harter, Secrest & Emery LLP	Customer Reference 1:	17033	Team:	Columbus UCC Team 3
1600 Bausch & Lomb Place	Customer Reference 2:	200	Date:	September 3, 2009
Rochester NY 14604-2711

Entity/Debtor Name	Order Type	Jurisdiction	Comments		File/Document Issue Date	File Number	Date Sent to Customer

Gaffney H.M.A., Inc.	State Lien Search	South Carolina	STATUS:	Invoiced			09/02/09
COPIES ATTACHED

Gaffney H.M.A., LLC	State Lien Search	South Carolina	STATUS:	Invoiced			09/02/09

Louisburg H.M.A., Inc.	State Lien Search	North Carolina	STATUS:	Invoiced			09/02/09

Louisburg H.M.A., LLC	State Lien Search	North Carolina	STATUS:	Invoiced			09/02/09

Mooresville Hospital Mangement Associates, Inc.	State Lien Search	North Carolina	STATUS:	Invoiced			09/02/09

Mooresville Hospital Mangement Associates, LLC	State Lien Search	North Carolina	STATUS:	Invoiced			09/02/09

CT CORPORATION SYSTEM	Document Listing

Date: 09/02/09

Customer:	Elizabeth Stehler	Subject:	Gaffney H.M.A., Inc.
Harter, Secrest & Emery LLP
1600 Bausch & Lomb Place
Rochester, NY 14604-2711

CT Order#:	7642191 SO	Customer Reference #1:	17033
		Customer Reference #2:	200

Jurisdiction:	South Carolina
File Date	File No.	Type	Additional Information

PRESENTLY ON RECORD
03/01/07	070301-1242107	UCC-1	Bank of America, N.A.
04/02/08	**080402-1209416	TERM	Bank of America, N.A.

CT CORPORATION SYSTEM Columbus UCC Service Center 4400 Easton Commons Way Suite 125 Columbus, OH 43219 Phone: (800) 621-3216 Fax: (800) 914-4240	This report contains information compiled from sources which CT Corporation System considers reliable, but does not control. Information provided is non-certified unless otherwise indicated. CT in no way undertakes or assumes any part of the customer’s business, legal or similar risks, and does not guarantee the accuracy, completion, or timeliness of the information provided, and shall not be liable for any losses or injuries whatever resulting from any contingency beyond its control, or from negligence, regardless of the cause, the categorization of filings is provided for the convenience of the customer and is not to be construed as a legal opinion concerning the status of the filings.

Signed

CT CORPORATION SYSTEM	Search Report

Date: 09/03/09

Customer:	Elizabeth Stehler	Subject:	Gaffney H.M.A., Inc.
Harter, Secrest & Emery LLP
1600 Bausch & Lomb Place
Rochester, NY 14604-2711

CT Order#:	7642191 SO	Customer Reference #1:	17033
		Customer Reference #2:	200

Jurisdiction:	South Carolina

	Search Type:	UCC Liens - Secretary of State
		Searched:	5 Years	Searched Through:	08/20/09

		Synopsis:	Original Financing Statement(s) : 1
Termination(s) : 1
See listing for additional information Copies : 2
**Note: Copies are attached. See original report for all other copes.

CT CORPORATION SYSTEM Columbus UCC Service Center 4400 Easton Commons Way Suite 125 Columbus, OH 43219 Phone: (800) 621-3216 Fax: (800) 914-4240	This report contains information compiled from sources which CT Corporation System considers reliable, but does not control. Information provided is non-certified unless otherwise indicated. CT in no way undertakes or assumes any part of the customer’s business, legal or similar risks, and does not guarantee the accuracy, completion, or timeliness of the information provided, and shall not be liable for any losses or injuries whatever resulting from any contingency beyond its control, or from negligence, regardless of the cause, the categorization of filings is provided for the convenience of the customer and is not to be construed as a legal opinion concerning the status of the filings.
Signed

CT CORPORATION SYSTEM	Document Listing

Date: 09/03/09

Customer:	Elizabeth Stehler	Subject:	Gaffney H.M.A., Inc.
Harter, Secrest & Emery LLP
1600 Bausch & Lomb Place
Rochester, NY 14604-2711

CT Order#:	7642191 SO	Customer Reference #1:	17033
		Customer Reference #2:	200

Jurisdiction:	South Carolina
File Date	File No.	Type	Additional Information
PRESENTLY ON RECORD
03/01/07	070301-1242107	UCC-1	Bank of America, N.A.
04/02/08	**080402-1209416	TERM	Bank of America, N.A.

CT CORPORATION SYSTEM Columbus UCC Service Center 4400 Easton Commons Way Suite 125 Columbus, OH 43219 Phone: (800) 621-3216 Fax: (800) 914-4240

This report contains information compiled from sources which CT Corporation System consider reliable, but does not control. Information provided is non-certified unless otherwise indicated. CT in no way undertakes and assumes any part of the customer’s business, legal or similar risks, and does not guarantee the accuracy, completion, or timeless of the information provided, and shall not be liable for any losses or injuries whatever resulting from any contingency beyond its control, or from negligence, regardless of the cause, the categorization of filings is provided for the convenience of the customer and is not to be construed as a legal opinion concerning the status of the filings.

Signed

CT CORPORATION SYSTEM	Search Report

Date: 09/02/09

Customer:	Elizabeth Stehler	Subject:	Gaffney H.M.A., Inc.
Harter, Secrest & Emery LLP
1600 Bausch & Lomb Place Rochester, NY 14604-2711

CT Order#:	7642191 SO	Customer Reference #1:	17033
		Customer Reference #2:	200

Jurisdiction:	South Carolina
	Search Type:	UCC Liens -	Secretary of State
		Searched:	5 Years	Searched Through:	08/20/09

		Synopsis:	Original Financing Statement(s): 1
Termination(s): 1
See listing for additional information Copies: 1
**Note: Copies are on order and will be forwarded upon receipt

CT CORPORATION SYSTEM Columbus UCC Service Center 4400 Easton Commons Way Suite 125 Columbus, OH 43219 Phone: (800) 621-3216 Fax: (800) 914-4240

This report contains information complied from sources which CT Corporation System considers reliable, but does not control. Information provided is non-certified unless otherwise indicated. CT in no way undertakes or assumes any part of the customer’s business, legal or similar risks, and does not guarantee the accuracy, completion, or timeliness of the information provided, and shall not be liable for any losses or injuries whatever resulting from any contingency beyond its control, or from negligence, regardless of the cause, the categorization of filings is provided for the convenience of the customer and is not be construed as a legal opinion concerning the status of the filings.

Signed

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Corporation Service Company
1133 Avenue of the Americas Suite 3100 New York, NY 10036

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME insert only one debtor name (1a or 1b) - do not abbreviate or combine names
1a. ORGANIZATION’S NAME
OR	Gaffney H.M.A., Inc.
	1b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
1530 N. Limestone Street			Gaffney	SC	29340	USA
1d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any
	DEBTOR	Corporation	South Carolina			☐ NONE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME

	2b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

2d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any
	DEBTOR					☐ NONE
3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME
Bank of America, N.A., as Collateral Agent
	3b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
9 West 57th Street			New York	NY	10019	USA
4. This FINANCING STATEMENT covers the following collateral: All assets now owned or hereafter acquired by Debtor or in which Debtor otherwise has rights, and all proceeds thereof.
5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
[ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA
TO BE FILED WITH SOUTH CAROLINA SECRETARY OF STATE	08060.239	781470-240

FILING OFFICE COPY — UCC [ILLEGIBLE]
[ILLEGIBLE]

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC Direct SC SS
a Walters Kluwer business

P.O. Box 29071 13924362
Glendale, CA 91209-9071

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a.	INITIAL FINANCING STATEMENT FILE # 070301-1242107 3/1/2007	1b.	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the
		☐	REAL ESTATE RECORDS.

2. ☒	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☐	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.
5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.
Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:
OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME
	7b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any		☐ NONE
8. AMENDMENT (COLLATERAL CHANGE): check only one box. Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

OR	9a. ORGANIZATION’S NAME Bank of America, N.A., as Collateral Agent
	9b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
10. OPTIONAL FILER REFERENCE DATA Filed with: SC - Secretary of State; Debtor: GAFFNEY H.M.A., INC.; c/m 09806/005					F#220953 A#332005
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV 05/22/02)

CT CORPORATION SYSTEM	Search Report

Date: 09/02/09

Customer:	Elizabeth Stehler	Subject:	Gaffney H.M.A., LLC
Harter, Secrest & Emery LLP
1600 Bausch & Lomb Place
Rochester, NY 14604-2711

CT Order#:	7642191 SO	Customer Reference #1: 17033
Customer Reference #2: 200

Jurisdiction:	South Carolina
	Search Type:	UCC Liens – Secretary of State
		Searched:	5 Years	Searched Through:	08/20/09

		Synopsis:	Original Financing Statement(s) : 1
See listing for additional information
Copies : 1

CT CORPORATION SYSTEM Columbus UCC Service Center 4400 Easton Commons Way Suite 125 Columbus, OH 43219 Phone: (800) 621-3216 Fax: (800) 914-4240	This report contains information compiled from sources which CT Corporation System considers reliable, but does not control. Information provided is non-certified unless otherwise indicated. CT in no way undertakes or assumes any part of the customer’s business, legal or similar risks, and does not guarantee the accuracy, completion, or timeliness of the information provided, and shall not be liable for any losses or injuries whatever resulting from any contingency beyond its control, or from negligence, regardless of the cause, the categorization of filings is provided for the convenience of the customer and is not be construed as a legal opinion concerning the status of the filings.
Signed

CT CORPORATION SYSTEM	Document Listing

Date: 09/02/09

Customer:	Elizabeth Stehler	Subject:	Gaffney H.M.A., LLC
Harter, Secrest & Emery LLP
1600 Bausch & Lomb Place
Rochester, NY 14604-2711

CT Order#:	7642191 SO		Customer Reference #1: 17033
Customer Reference #2: 200
Jurisdiction:	South Carolina
File Date	File No.	Type	Additional Information
PRESENTLY ON RECORD
12/22/08	081222-1117577	UCC-1	Stryker Sales Corporation

CT CORPORATION SYSTEM Columbus UCC Service Center 4400 Easton Commons Way Suite 125 Columbus, OH 43219 Phone: (800) 621-3216 Fax: (800) 914-4240	This report contains information compiled from sources which CT Corporation System considers reliable, but does not control. Information provided is non-certified unless otherwise indicated. CT in no way undertakes or assumes any part of the customer’s business, legal or similar risks, and does not guarantee the accuracy, completion, or timeliness of the information provided, and shall not be liable for any losses or injuries whatever resulting from any contingency beyond its control, or from negligence, regardless of the cause, the categorization of filings is provided for the convenience of the customer and is not be construed as a legal opinion concerning the status of the filings.
Signed

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional] CSC Diligenz, Inc. 1-800-858-5294
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

39039255
CSC Diligenz, Inc.
6500 Harbour Heights Pkwy, Suite 400
Mukilteo, WA 98275

Filed In: South Carolina (S.O.S.)
THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME insert only one debtor name (1a or 1b) - do not abbreviate or combine names
1a. ORGANIZATION’S NAME
OR	GAFFNEY H.M.A., LLC.
	1b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
1530 N. LIMESTONE ST.			GAFFNEY	SC	29340	USA
1d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any
	DEBTOR	LLC	SC			☒ NONE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME

	2b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

2d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any
	DEBTOR					☐ NONE
3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME
STRYKER SALES CORPORATION
	3b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
4664 CAMPUS DRIVE, SUITE 130			KALAZAMOO	MI	49008	USA

4. This FINANCING STATEMENT covers the following collateral:

FOUR(4) ROUND TABLES, NINETY-THREE(93) OVERBED TABLES, NINETY-THREE(93) PATIENT ROOM RECLINERS, NINETY-SIX(96) LOWBACK CHAIRS, NINETY-THREE(93) BEDSIDE STANDS.

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES. ANY RECEIPT OF PROCEEDS OF THE COLLATERAL BY ANOTHER SECURED PARTY VIOLATES THE RIGHTS OF SECURED PARTY.

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
[ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA
971296A	39039255

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

CT CORPORATION SYSTEM	Search Report

Date: 09/02/09

Customer:	Elizabeth Stehler	Subject:	Louisburg H.M.A., Inc.
Harter, Secrest & Emery LLP
1600 Bausch & Lomb Place
Rochester, NY 14604-2711

CT Order#:	7642191 SO	Customer Reference #1: 17033
Customer Reference #2: 200
Jurisdiction:	North Carolina

Search Type:	UCC Liens – Secretary of State
	Searched:	5 Years	Searched Through:	08/26/09

	Synopsis:	Original Financing Statement(s) : 5
Continuation(s): 1
Termination(s) : 2
See listing for additional information
Copies: 23

Search Type:	Federal Tax Liens - Secretary of State
	Searched:	10 Years	Searched Through:	08/26/09

	Synopsis:	No Records Found

CT CORPORATION SYSTEM Columbus UCC Service Center 4400 Easton Commons Way Suite 125 Columbus, OH 43219 Phone: (800) 621-3216 Fax: (800) 914-4240	This report contains information compiled from sources which CT Corporation System considers reliable, but does not control. Information provided is non-certified unless otherwise indicated. CT in no way undertakes or assumes any part of the customer’s business, legal or similar risks, and does not guarantee the accuracy, completion, or timeliness of the information provided, and shall not be liable for any losses or injuries whatever resulting from any contingency beyond its control, or from negligence, regardless of the cause, the categorization of filings is provided for the convenience of the customer and is not to be construed as a legal opinion concerning the status of the filings.

Signed

CT CORPORATION SYSTEM	Document Listing

Date: 09/02/09

Customer:	Elizabeth Stehler	Subject:	Louisburg H.M.A., Inc.
Harter, Secrest & Emery LLP
1600 Bausch & Lomb Place
Rochester, NY 14604-2711

CT Order#:	7642191 SO	Customer Reference #1: 17033
Customer Reference #2: 200
Jurisdiction:	North Carolina

File Date	File No.	Type	Additional Information
PRESENTLY ON RECORD
03/12/01	20010024283	UCC-1	Dade Behring Financial Services

12/16/05	20050119844F	CONT	Dade Behring Financial Services

04/29/05	20050041094G	UCC-1	Ricoh Corporation

06/22/06	20060061487F	UCC-1	Dade Behring Finance Co. LLC

03/01/07	20070021023J	UCC-1	Bank of America, N.A.

04/02/08	20080030943M	TERM	Bank of America, N.A.

03/07/07	20070023203M	UCC-1	Bank of America, N.A.

07/28/08	20080070031B	TERM	Bank of America, N.A.

CT CORPORATION SYSTEM Columbus UCC Service Center 4400 Easton Commons Way Suite 125 Columbus, OH 43219 Phone: (800) 621-3216 Fax: (800) 914-4240	This report contains information compiled from sources which CT Corporation System considers reliable, but does not control. Information provided is non-certified unless otherwise indicated. CT in no way undertakes or assumes any part of the customer’s business, legal or similar risks, and does not guarantee the accuracy, completion, or timeliness of the information provided, and shall not be liable for any losses or injuries whatever resulting from any contingency beyond its control, or from negligence, regardless of the cause, the categorization of filings is provided for the convenience of the customer and is not to be construed as a legal opinion concerning the status of the filings.

Signed

THIS SPACE FOR USE OF FILING OFFICE
FINANCING STATEMENT — FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

A. NAME & TEL. # OF CONTACT AT FILER (optional)	B. FILING OFFICE ACCT. # (optional)
C. RETURN COPY TO (Name and Mailing Address)
LEXIS DOCUMENT SERVICES INC
PO BOX 2969 SPRINGFIELD, IL 62708

D. OPTIONAL DESIGNATION [if applicable] ☐ LESSOR/LESSEE ☐ CONSIGNOR/CONSIGNEE ☐ NON-UCC FILING

1. DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (1a or 1b) NC-SOS
OR	1a. ENTITY’S NAME LOUISBURG H.M.A., INC.
	1b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 100 MAIN ST.			CITY LOUISBURG	STATE NC	COUNTRY USA	POSTAL CODE 27549
1d. S.S. OR TAX I.D.#	OPTIONAL ADD’NL INFO RE ENTITY DEBTOR	1e. TYPE OF ENTITY	1f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION	1g. ENTITY’S ORGANIZATIONAL I.D. #, if any ☐NONE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (2a or 2b)
OR	2a. ENTITY’S NAME D/B/A FRANKLIN REGIONAL MEDICAL CENTER
	2b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS 100 MAIN ST.			CITY LOUISBURG	STATE NC	COUNTRY USA	POSTAL CODE 27549
2d. S.S. OR TAX I.D.#	OPTIONAL ADD’NL INFO RE ENTITY DEBTOR	2e. TYPE OF ENTITY	2f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION	2g. ENTITY’S ORGANIZATIONAL I.D. #, if any ☐NONE
3. SECURED PARTY’S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME – insert only one secured party name (3a or 3b)
OR	3a. ENTITY’S NAME DADE BEHRING FINANCIAL SERVICES
	3b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS 10 RIVERVIEW DRIVE			CITY DANBURY	STATE CT	COUNTRY USA	POSTAL CODE 06810
4. This FINANCING STATEMENT covers the following types or items of property:

THIS FINANCING STATEMENT IS FILED SOLELY FOR NOTICE AND PRECAUTIONARY PURPOSES AND THE FILING HEREOF SHALL NOT BE DEEMED EVIDENCE OF ANY INTENTIONS OF THE PARTIES TO CREATE A SECURITY INTEREST UNDER THE UNIFORM COMMERCIAL CODE OR TO ENTER INTO OTHER THAN A TRUE LEASE AGREEMENT. EQUIPMENT (1) CA500

AS #4067702-001 AC

5.	CHECK ☐ BOX (if applicable)	This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor’s location was changed to this state, or (b) in accordance with other statutory provisions (additional date may be required)	7. If filed in Florida (check one) ☐ Documentary stamp (paid)	☐ Documentary stamp (not applicable)

6.	REQUIRED SIGNATURE(S) LOUISBURG H.M.A., INC.	8.☐ This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS
		Attach Addendum	(if applicable)
9. Check is REQUEST SEARCH CERTIFICATE(S) on Debtor(s) [ADDITIONAL FEE] (optional) ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

(1) FILING OFFICER COPY: NATIONAL FINANCING STATEMENT (FORM UCC1)(TRANS)(REV. 12/18/95)	Lexis Document Services

DADE BEHRING

Version 11-01-00

Dade Behring Inc. P.O. Box 6101 Newark, DE 19714-6101
Dade Behring Inc. & Healthtrust Purchasing Group Affiliate Hemostasis Cost Per Reportable Test Agreement

Customer:	Franklin Regional Medical Center	Phone #:	919-497-8079
Address:	North Main Street	Federal ID #:
City, State, Zip:	Louisburg, NC 27549	Customer #:
Attention:	Loralee Coe

This Agreement is among Franklin Regional Medical Center (“Customer”, also referred to as “you” or “your”) located at the above address, Dade Behring Inc (“Dade Behring”) located at Glasgow Business Community, PO Box 6101 Newark, DE 19714-6101 [ILLEGIBLE] applicable, Dade Behring Financial Services (“DBFS”) located at 10 Riverview Drive, Danbury, CT, 06810. Dade Behring and DBFS may be individually referred to as the “Dade Party” and collectively referred to as the Dade Parties”

1)	EQUIPMENT. Upon your acceptance of this Agreement, Dade Behring agrees to arrange for the delivery and installation and DBFS agrees to lease to you under this Agreement for your own use, the following items (“Equipment”):

INSTRUMENT(s):    Indicate Quantity

B4260-540 [ILLEGIBLE] CA-500

You shall use the Equipment at the above location and shall not remove, transfer or relocate the Equipment without the prior written consent of the Dade Parties. You will make no modifications, alterations in or [ILLEGIBLE] to the Equipment without the prior written consent of the Dade Parties.

2)	MINIMUM TEST PURCHASES.

(a)	You agree to purchase from Dade Behring (or its authorized distributor) the amount minimum number of Hemostasis Patient Reportable Tests listed in paragraph 2(b) below for each year during the Term of this Agreement. Should you fail to purchase the annual minimum quantity of Hemostasis Patient Reportable Tests (“Tests”), Dade Behring reserves the right to increase the prices for future purchasers to those in the applicable higher cost pricing [ILLEGIBLE] based on your actual patient reportable test volume likewise, should you purchase in excess of your annual quantity of Hemostasis Patient Reportable Tests and such quantity places your purchases in a lower cost pricing tier (if any), the prices for future purchases will be based upon the applicable lower cost pricing tier. If you purchase less than fifty percent (50%) of the agreed minimum Hemostasis Patient Reportable Results in any year, Dade Behring may increase your prices for future purchases based on the applicable pricing tier for your actual purchase rate and re-invoice you at the adjusted price for past purchases (with credit gives for what you have already paid for all Hemostasis Patient Reportable Tests you purchased). Dade Behring may also remove all Equipment listed above from your premises and terminate this Agreement for Default (see Paragraph 9) or take any other action allowed by law. The initial review and price adjustment, if any, will be made within ninety (90) days following the first year of the Term; thereafter, review and adjustment shall continue on an annual basis.

(b)	Hemostasis Reportable Test Purchases. You agree to purchase at least 5936 Hemostasis Patient Reportable Tests per year from Dade Behring (or its authorized distributor) for such Hemostasis Patient Reportable Tests. You will be charged and you agree to pay the prices set out in Attachment A for each Hemostasis Patient Reportable Tests. A Hemostasis Patient Reportable Test shall mean a Hemostasis test which when run on the Equipment results in an actual usable patient result. Hemostasis Patient Reportable Tests per year is a total of the annual partial thromboplast in time (PT) and partial thromboplastin time (PTT) tests.

3)	EQUIPMENT INSTALLATION. Once you have properly prepared your premises. Dade Behring will ship and install the Equipment to your premises (but only in the United States) at no additional charge to you and will provide you with instruction manuals relating to the Equipment use. Dade Behring’s installation does not include the cost of preparing your premises for installation of the Equipment. Preparation may include making structural changes, installing separate electrical circuits for use with the Equipment or installing special air conditioning and humidity control.

Final Version 11-07-00	Page 1 of 8

4)	TRAINING. Dade Behring will provide at no additional cost training for one instrument operator from your facility on how to operate the CA6000, CA1500, and the BCS instruments at a Dade Behring training facility. Training will include instrument theory, operation, service and problem solving. You will send at least one person to be trained for each instrument model provided to you by the Dade Parties before the Equipment is installed. You will pay all travel expenses to and from the training center. Dade Behring will pay for lodging, meals and normal transportation during the training program. Training will be provided by Dade Behring at the Facility side for the CA1500 instrument.

5)	TERM. This Agreement shall remain in effect for an original term (the “Term”) beginning on the date that this Agreement has been signed by all applicable Parties, and continuing for a period of five (5) years from the date of installation of the Equipment. This Agreement may be renewed (“Renewal Period”) at the end of the Term for an additional one (1) year period upon mutual written agreement of the parties. At the end of the Term of this Agreement, or at the end of any Renewal Period, you shall advise the Dade Parties in writing of your intent to return the Equipment and then return the Equipment to the Dade Parties in the same condition as when it was delivered, allowing for normal wear and tear. Dade Behring shall assume responsibility for decontaminating the Equipment as required by law or regulation, packing and shipping the Equipment, and all costs associated therewith. If you purchase and pay for at least the agreed minimum amount of Hemostasis Patient Reportable Tests required under Paragraph 2 and/or of this Agreement and no Default has occurred during the term of this Agreement (Paragraph 9), at the end of the Term or any Renewal Period, you may purchase the Equipment from the Dade Party, or its Assignee, for the Equipment’s fair market value.

6)	PAYMENT TERM. Customer shall pay all invoices from Dade Behring (or its authorized distributor) within thirty (30) days of receipt of such invoice.

7)	SERVICE. A Dade Behring appointed representative will provide service and necessary replacement parts to keep the Equipment in good working order for the duration of this Agreement in conformance with the manufacturer’s specifications. This service and repair and replacement obligation does not cover failure due to accident, neglect, abuse, operation not prescribed in the operating instructions, unauthorized alterations for the Equipment, use of unauthorized [ILLEGIBLE] or disposables that may result in damage to internal components, damage resulting from operating in a hazardous environment, or service performed by unauthorized personnel, and in such event you shall be responsible for the cost of repair/replacement for any resulting damage to the Equipment. Standard Business Hours Service shall be provided by Dade Behring Standard Plus Service (24 hours per day, 7 days per week) can be obtained by checking the box on Attachment A and then adding a surcharge to the price of Hemostasis Patient Reportable Tests.

8)	OWNERSHIP INTEREST IN THE EQUIPMENT. All Equipment made available to you under this Agreement will remain the personal property of either Dade Behring, or it’s party to this Agreement, DBFS or any person to whom the Dade Party assigns its rights to receive payment (“Assignee”). By signing the Agreement you acknowledge that the Dade Party (or its Assignee) owns the Equipment. You agree to execute a UCC Financing Statement and any other form that the Dade Party (or its Assignee) [ILLEGIBLE] so as to permit the Dade Party (or its Assignee) to protect its ownership interest in the Equipment. You agree that the Dade Party (or its Assignee) may execute any such financing statement or other such form on your behalf, provided a copy of such is provided to you.

9)

DEFAULT. If you do not make any payment or part of a payment you own under the Agreement within sixty (60) days after its due date, or if you become insolvent, cease to do business as a going concern, risks to assignment for the benefit of creditors, or if a trustee or receiver is appointed for you or for a substantial part of your property, or any proceeding under bankruptcy law is [ILLEGIBLE] by or against you, or if, without a Dade Party’s written consent, you try to remove, sell, transfer, grant a lien in, sublease or [ILLEGIBLE] with possession of the Equipment, without a Dade Party’s written consent you authorize any portion of the amount paid for the Hemostasis Patient Reportable Tests, or if you do not comply with any other requirement of the Agreement or any Attachment (each of these is called a “Default”), and if you then do not cure the Default within thirty (30) days after you have received notice of it, the Dade Party or its Assignee may then at any time take any or all of the following actions, one at a time or at the same time, unless prohibited by law, to the extent necessary to recover their damages (1) terminate this Agreement, but you shall remain liable for all obligations which have not yet been [ILLEGIBLE]; (2) require that you pay the Liquidated Damages set forth below in Paragraph 10; (3) immediately enter your premises to [ILLEGIBLE] possession of the Equipment without the order of any court, but without causing any breach of the peace. (4) sell all or any portion of the Equipment at a public auction or by private sale without giving you notice (unless required by law), either through advertising or otherwise and apply any proceeds received at such sale [ILLEGIBLE] to pay any

Final Version 11-07-00	Page 2 of 8

reasonable costs and expenses incurred by the Dade Party (or its Assignee) in connection with the recovery, repair, storage and sale of the Equipment, and then to any amounts you owe under the Agreement, and you agree that you will pay any shortfall immediately; and/or (3) take any other steps allowed by law. You agree to pay and indemnify the Dade Party (or its Assignee) from any costs and expenses, including reasonable attorneys’ fees, which are incurred as a result of your Default.

Dade Behring Default. In the event that Dade Behring cannot supply a Hemostasis Patient Reportable Test to you in accordance with the terms and conditions of this Agreement because of defects in the product, back orders, or recalls, and as a result of such defects, back orders or recalls, you cannot perform necessary clinical chemistry tests, you can purchase a Hemostasis Patient Reportable Test or disposable from another vendor, and Dade Behring will reimburse you for (1) any difference in the price between the price of such other Hemostasis Patient Reportable Test or disposable purchased from the other vendor and the price of such Hemostasis Patient Reportable Test under this Agreement, or (2) all reasonable cost above the cost of providing such Hemostasis Patient Reportable Test hereunder associated with having such Hemostasis Patient Reportable Test performed by a reference laboratory. With respect to the Dade Parties’ obligations under this Agreement, a default (“Dade Default”) shall be deemed to have occurred when either of the Dade Parties has failed to cure a breach of its obligations hereunder within thirty (30) days following receipt of written notice thereof from Customer, or if the default is not reasonably capable of being remedied within sixty (60) days, if either of the Dade Parties has not taken reasonable steps to remedy the default within sixty (60) days or thereafter [ILLEGIBLE] to diligently proceed to remedy the default. If a Dade Default has occurred and is not remedied by the applicable Dade Party, you may then proceed to terminate this Agreement effective thirty (30) days from receipt of written notice thereof by each Dade Party. You acknowledge that the only obligation of DBFS, if a party to this Agreement, is to provide for your quiet enjoyment of the Equipment provided that you have not committed a Default under this Agreement.

10)	LIQUIDATED DAMAGES. Customer and the Dade Parties agree and acknowledge that in the areas of a Default, the damages that will be incurred by the Dade Parties as a result of such Default shall be difficult or impossible to uncertain with specificity. Accordingly, Customer and the Dade Parties hereby agree to the following liquidated damages provisions, not as a penalty. In the event of a Default, Customer agrees to pay the account stipulated below, in the manner set forth below, and further agrees that these provisions regarding liquidated damages are reasonable in light of the circumstances of this Agreement and are not greatly disproportionate to the presumed injury or loss arising or resulting from such Default. The Liquidated Damages amount to be paid pursuant to this paragraph shall be the sum of the Liquidated Damages for Equipment plus the Liquidated Damages for the Tests, described as follows:

Liquidated Damages for Equipment and Accessories (for each instrument indicated in Paragraph 1)	During Year One (1)	During Year Two (2)	During Year Three (3)		During Year Four (4)		During Year Five (5)
[ILLEGIBLE]	16,500	15,725	[ILLEGIBLE	]	[ILLEGIBLE	]	[ILLEGIBLE	]

Liquidated Damages for the Tests: Liquidated Damages for the Hemostasis Patient Reportable Tests shall be equal to fifty percent (50%) times the total of (i) the dollar value of the minimum committed annual Hemostasis Patient Reportable Tests set forth in Paragraph 2 from the date of Default, not cured in accordance with Paragraph 9 above, through the remaining original Term of this Agreement, minus (ii) the amount of the Liquidated Damages for the Equipment, and minus (iii) the fair market value; if any, of the Equipment. If the net amount of Liquidated Damages for the Hemostasis Patient Reportable Tests results in a negative number, then Customer shall not over any Liquidated Damages for the Hemostasis Patient Reportable Tests to the Dade Parties, but shall nevertheless owe Liquidated Damages for the Equipment.

11)	ASSIGNMENT. The Dade Parties may assign their respective rights to receive payments under this Agreement to one or more Assignees. Dade Behring shall not assign or subcontract its obligations to service the Equipment except to the Equipment manufacturer without the prior written authorization of Customer, not to be unreasonably withheld. You may not assign any of your rights or obligations under this Agreement to any other person without first receiving the written permission of the Dade Parties. It is understood that in the event that the parent of Customer sells or divests Customer, this Agreement may be assigned to the purchaser of Customer or Customer’s [ILLEGIBLE] with the consent of both Dade Parties, which consent shall not be unreasonably withheld or delayed.

12)

MAINTENANCE INSURANCE RISK OF LOSS. You agree not to sell, transfer, lease or dispose of the Equipment or to permit any other person to have any interest in it unless you first receive written permission from the Dade Parties (or their Assignee). You agree that you will (i) maintain the Equipment in good operating condition and (ii) use the Equipment solely for business purposes in the manner for which it was intended and (iii) keep the Equipment safe from hazards. You will maintain

Final Version 11-07-00	Page 3 of 8

primary insurance on the Equipment on your own cost consisting of (i) all risk insurance on the replacement value of the Equipment, naming DBFS, if a party to this Agreement (or its Assignee) as loss payee and (d) public liability insurance of not less than $500,000 per occurrence, naming DBFS, if a party to this Agreement (or its Assignee) as an additional insured. You are responsible for any and all loss, damage (beyond normal wear), theft or destruction of the Equipment. Your obligation to pay and perform all your obligations under this Agreement will continue even if the Equipment is lost, damaged (beyond normal wear), [ILLEGIBLE] or destroyed (except as otherwise provided herein). If you decide that the Equipment (or any part) is damaged within ten (10) days you will give all available information about the problem to the Dade Parties (or their respective Assignees) and, unless the damage is the result of the negligence of the Dade Parties or their agents or covered under the warranty or service agreement, you will pay for such damages, and if the Equipment is damaged beyond repair (i.e., the cost of repair exceeds the Liquidated Damages for Equipment), you will pay the amount required under Paragraph 10 for full and final settlement on all amounts owed under this Agreement and receive title to the damage Equipment.

13)	TAXES. You agree that you are responsible for and will pay all sales, use and property taxes [ILLEGIBLE] on this Agreement or on the possession, ownership, service, sale or use of the Equipment or Tests during the term of this Agreement (collectively, “Taxes”). Such taxes shall be stated separately on an invoice to Customer DBFS, if a party to this Agreement, or Dade Behring will file any required personal property tax return for the Equipment. You will reimburse DBFS (or its Assignee) or Dade Behring for any Taxes it has paid.

14)	WARRANTY, LIMITATION OF LIABILITY. Dade Behring warrants that the Equipment and Hemostasis Patient Reportable Tests are free from defects in material and workmanship and the Hemostasis Patient Reportable Tests conform to the product inserts which accompany them. Dade Behring warrants that it will comply with all applicable federal laws and regulations related to the Equipment, Maintenance and Tests including all regulations of the FDA. Dade Behring further warrants that any Equipment/Supply price breakdowns which are requested by Customer and provided by Dade Behring are correct and can be relied upon by Customer in preparing Customer’s Medicare Cost Reports and related documentation. Except as expressly stated in this Agreement, DADE BEHRING MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR PARTICULAR PURPOSE. Neither party shall have any liability to the other parties (or their Assignee) for any special, consequential or incidental damages, and neither DBFS or its Assignee will be responsible to you for any problem or claim in connection with (i) the use, operation or performance of the Equipment or Tests; (ii) any interruption of service, loss of business or anticipated profits; or (iii) the delivery, servicing maintenance, repair or replacement of the Equipment or Tests. Dade Behring’s sole liability on any claim relating to performance of the Equipment and Tests, whether in cost, contract or warranty shall be limited to repairing or replacing the Equipment at its option. DBFS HAS NOT MANUFACTURED THE EQUIPMENT OR THE HEMOSTASIS PATIENT REPORTABLE TESTS AND EXPRESSLY DISCLAIMS ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, MERCHANTABILITY, OR FITNESS FOR ANY PURPOSE IN CONNECTION WITH THE EQUIPMENT OR THE TESTS. You will not make any claim against DBFS (or its Assignee) for any special, consequential or incidental damages, and neither DBFS nor an Assignee of DBFS will be responsible to you for any problem or claims in connection with (i) the use, operation or performance of the Equipment or Tests; (ii) any interruption of service, loss of business or anticipated profits; or (iii) the delivery, servicing maintenance, repair or replacement of the Equipment or Tests.

15)	INDEMNITY. Dade Behring agrees to and does hereby indemnify and bold Customer and its respective successors, assigns, directors, officer, agents, and employees harmless from and against any and all liabilities, demands, claims, suits, losses, damages, causes of action, fines, amounts paid in [ILLEGIBLE] or judgments including costs, reasonable attorneys’ fees and witnesses’ fees and expenses incident thereto, which may be suffered by reason of any property damages or personal injury arising out of or in connection with work negligently performed by Dade Behring or defective Tests or Equipment furnished by Dade Behring pursuant to this Agreement, unless the property damages or injury was caused solely by reason of Customer’s negligence or fault. If said property damages or injury (“Damages”) is caused by the negligence of both Dade Behring and Customer, the appointment of said Damages shall be shared by the parties based upon the comparative degree of each party’s negligence and each party shall be responsible for its own defense and its own costs including but not limited to the cost of defense, reasonable attorneys’ fees and witnesses’ fees and expenses incident therein. In the event that any demand or claim is made or suit is commenced against Customer arising out of or in connection with work negligently performed or defective products furnished by Dade Behring pursuant to this Agreement, Customer shall provide written notice to Dade Behring and Customer shall cooperate with Dade Behring in the defense of the demand, claim or [ILLEGIBLE] to whatever reasonable [ILLEGIBLE] Dade Behring required, and Dade Behring shall have the right to compromise such claim to the extent of its own interest and shall undertake the defense of any such suit.

Final Version 11-07-00	Page 4 of 8

16)	DECISION TO PURCHASE MINIMUM QUANTITY OF TESTS. You acknowledge that you could have purchased the Equipment directly from Dade Behring for its stated cost, which is available to you. Instead you have elected to lease the Equipment under this Agreement and to purchase at least the minimum amount of Tests required under Paragraph 2. You acknowledge that the purchase price of the Tests includes the Equipment lease costs (as further described in Attachment A). No amount greater than the purchase price of the Tests will be attributed to the Equipment than the Equipment’s stated cost, plus such additional amounts as are permitted by law. You acknowledge that DBFS, if a party to this Agreement (or its Assignee) is the owner of the Equipment and has an interest in the purchase price of the Tests (is an amount equal to the Equipment lease costs). Tests are not returnable.

17)	DISCLOSURE OF DISCOUNTS. The parties acknowledge that discounts, rebates, credits, free goods or services, coupons or other things of value which Customer may receive from Dade Behring under this Agreement may constitute a discount or reduction in price for the purposes of 42 U.S.C. paragraph 1320 a-7(b)(3). To the extent required by law, including and for compliance with the discount Safe Harbors of 42 CFR 001.952(b). Customer and Dade Behring agrees to disclose and reflect all such discounts, rebates, credits, free goods or services, coupons or other things of value or any price reductions in any report filed in connection with state or federal cost reimbursement programs or in connection with any other report required to be filed with any state or Federal Government. However, you agree not to disclose the prices or the terms and conditions of your purchase of the Test or the Equipment to any person except as required by law in such reports or otherwise.

18)	BOOKS AND RECORDS. If applicable to the subject matter of this Agreement, and pursuant to the requirements of 42 CFR 420.300 et. seq., the Dade Parties hereby agree to make available to the Secretary of Health and Human Services (“HHS”), the Comptroller of the General Accounting Office (“GAO”), or their authorized representatives, all contracts, books, documents and records relating to the nature and extent of costs hereunder for a period of four (4) years after the furnishing of services hereunder. In addition, the Dade Parties hereby agree, if any services are born to be provided by subcontract with a related organization, to require by contract that such subcontractor make available to the DBFS and GAO, or their authorized representatives, all contracts, books, documents and records relating to the nature and costs hereunder for a period of four (4) years after the furnishing of services thereunder. Nothing herein shall be construed as creating an obligation in the Dade Parties under such regulation beyond this Agreement and the provisions of such regulation.

19)	MISCELLANEOUS. Customer, Dade Behring, and DBFS all affirmatively acknowledge and affirm their intent to comply with all applicable laws and regulations in their performance under this Agreement. If it is determined that Customer payments under the Agreement result in payment which is higher than allowed by applicable law or regulation, then any excess payment will be remitted to you. Dade Behring expressly warrants that it is not making any payments to any other person or entity not a party to this Agreement or to an employee of any other party to this Agreement in return for Customer entering into the business transactions contemplated by this Agreement. This Agreement will be governed by Tennessee law. In the event of any dispute between the parties relating to this Agreement, the parties agree that the exclusive processes for resolving such dispute shall be first through mediation and then through arbitration, if mediation is not successful, utilizing the process provided by the CFR Institute for Dispute Resolution with mediation and arbitration to occur in the city in which Customer is located. During the arbitration process each party shall be entitled to limited discovery as approved by the Arbitrator prior to commencement of the arbitration hearing, and the hearing shall not be more than three (3) days in duration without the consent of both parties. Judgment upon the award by the arbitrator may be entered in any court having jurisdiction thereof. The matter shall be referred to an arbitrator or arbitrators who are knowledgeable about financial service transactions. Any arbitration award shall be final and binding upon the parties. If you do not pay any invoice when due, you will pay an additional late payment service charge equal to the lower of Dade Behring’s standard rate or 0.75% per month, but in no event will you have to pay more than the highest legal rate. The late payment service charge will accrue on each delinquent payment from its due date until received. You and the Dade Parties (or their Assignees) will send any required notices to the other party by registered or certified mail or by recognized overnight service. All notices will be sent to you at your addresses on the first page of this Agreement. You will need the Dade Parties (or their Assignees) notices to the addresses noted below or to such other addresses as the may provide you from time to time.

20)	NATIONAL ACCOUNT AGREEMENT. Customer shall be entitled to all benefits entitled to Healthtrust Purchasing Group Affiliates/Members under the terms of the Hemostasis Products Agreement between Dade Behring and HealthTrust Purchasing Group dated May 6, 1999, as amended, (“Master Agreement”). In the event of any conflict between the terms of this Agreement and the Master Agreement, the terms of this Agreement shall control. In the event Customer is sold or divested and is no longer a member of Healthtrust Purchasing Group, the benefits from the Master Agreement shall no longer be available to Customer. However, if Customer is sold or divested and the Customer continues as a member of the Healthtrust Purchasing Group, such benefits and obligations under the Master Agreement shall continue to apply to Customer after the sale or divestiture.

Final Version 11-07-00	Page 5 of 8

21)	Notices. Notices under this Agreement shall be in writing, deemed effective upon receipt, and shall sent is the following representatives of the designated parties:

Customer:	Dade Behring	DBFS
	15 Roads Way	10 Riverview Dr
	New Castle Delaware 19720	Danbury, Connecticut 06810

21)	SIGNATURES. This contract shall not be effective unless and until executed by both Customer, Dade Behring and DBFS, if a party to this Agreement. Dade Behring shall deliver a fully signed copy of this Agreement to Customer promptly after signature by Dade Behring and DBFS, if a party to this Agreement.

You acknowledge review and receipt of a true and completely filled-in copy of this Agreement, including all 9 pages, as of the date shown below.

Healthtrust Purchasing Group Member Facility:		Healthtrust Purchasing Group Member Facility:

	3/5/01		3/5/01
Laboratory Manager	Date	[ILLEGIBLE]	Date

Loralee B. Coe		Jamie Guin
Name (Print)		Name (Print)

Buyer Federal ID Number:

Dade Behring Inc.		Dade Behring Financial Services

Name (Print)	Date	Name (Print)	Date

Title		Title

Final Version 11-07-00	Page 6 of 8

Attachment A

Healthtrust Purchasing Group

Cost Per Reportable Test Agreement Hemostasis Pricing

CUSTOMER: Franklin Regional Medical Center	EFFECTIVE DATE:

Annual Patient Volume	Method Name	Service [ILLEGIBLE]	[ILLEGIBLE] Cost and Service Cost	Equipment [ILLEGIBLE]	Service Cost	Supply Cost
3,586	PT	Standard	$2.01	33%	18%	51%
2,444	APTT	Standard	$2.01	33%	18%	51%

This is a cost-per-reportable agreement where the cost of the equipment and service is paid for through the price of the [ILLEGIBLE]. We have been asked to provide you with our allocation of revenue [ILLEGIBLE]. The [ILLEGIBLE] set forth above for the equipment [ILLEGIBLE], the regional supply costs and the service costs represent the average allocation between Dade Behring and DBFS for all [ILLEGIBLE] purchasers. It is your responsibility to report costs and discounts for Medicare/Medicaid reporting purposes.

SERVICE: Standard Service (Business Hours Service) is added is the basic CTR prices and is available only during normal business hours. Standard Plus Service is the same as Standard Service except it is available 24 hours a day, 7 days a week.

Put a check mark below to indicate type of service requested.

Standard Service (Business Hours)	Currently Installed

New analyzer X

Standard Plus Service (24/7 Service)	Currently Installed

New analyzer

Final Version 11-07-00	Page 7 of 8

Customer Number:
Agreement :

Cost Per Reportable Test Result - Fixed Monthly Payment

Conversion Addendum

This ADDENDUM is to the terms and conditions of the Hemostasis Cost Per Reportable Test Agreement (the “Agreement” dated February 21, 2009 between Franklin Regional Medical Center (“Customer” also referred to as “you” or “your”), and Dade Behring Inc. (“Dade Behring”), and, if application, Dade Behring Financial Services (“DBFS”). Upon the parties signing this Addendum, the additional deferred terms listed below will apply.

1.	In lieu of charging you on a “Cost Per Reportable Test” basis, Dade Behring (or its Authorized Distributor) will charge, and you agree to pay, a fixed monthly payment as indicated below. The fixed monthly payment is calculated based on the annual volume for the Reportable Results (as defined in Paragraph 2 of the Agreement) divided by twelve (12) months.

Fixed Monthly Payment Amount $1,011.03

2.	You may elect to resume your payment on a “Cost Per Reportable Test” basis by providing us with thirty (30) days prior without notice.

Except as expressly modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

CUSTOMER:		DADE BEHRING INC. (corporate office)

[ILLEGIBLE]
Signature	Date	[ILLEGIBLE]	Date

Name (Print)		[ILLEGIBLE]

Assist. Executive Director
Position (Print)		[ILLEGIBLE]

IS DBFS A PARTY TO THIS AGREEMENT?
[ILLEGIBLE]		(Circle One) YES NO

DADE BEHRING FINANCIAL SERVICES:
		Signature	Date

Name (Print)

[ILLEGIBLE]

File Number: 20050119844F
UCC FINANCING STATEMENT	Date Filed: 12/16/2005 5:52 PM
Elaine F. Marshall
FILER INFORMATION	NC Secretary of State

CONTACT INFORMATION FOR FILER:

CONTACT EMAIL	CONTACT NAME	CONTACT PHONE	CONTACT FAX
dania@diligenz.com	Ashford, Dani	(800) 858-6294	(800) 345-6059

SEND ACKNOWLEDGEMENT TO:

PACKET #	CLIENTS ACCOUNT #
16632448	5569
ORGANIZATION NAME
Diligenz, Inc
MAILING ADDRESS		CITY	STATE	POSTAL CODE
6500 Harbour Heights Parkway, Suite 400		Mukilteo	WA	98275
COUNTY	COUNTRY

FILE RECORD

RECORD DATA (UNIQUE SEQUENTIAL ID:0001)

FILING TYPE	Amendment Type	INITIAL FILENUMBER
Amendment	Continuation	20010024283
FILERS UNIQUE ID	ALTERNATE NAME DESIGNATION	ALTERNATE FILING TYPE

ADDITIONAL INFORMATION
7370 - 4067702-001 [16632448]

CURRENT NAME
AFFECTED PARTY:

ORGANIZATION NAME
Louisburg H.M.A., Inc.

AUTHORIZED DEBTOR:

ORGANIZATION NAME

AUTHORIZED SECURED PARTY:

ORGANIZATION NAME
Dade Behring Financial Services

File Number: 20050041094G
UCC FINANCING STATEMENT	Date Filed: 04/29/2005 05:23 PM
Elaine F. Marshall
FILER INFORMATION	Secretary of State

CONTACT INFORMATION FOR FILER:

CONTACT EMAIL	CONTACT NAME	CONTACT PHONE	CONTACT FAX
dania@diligenz.com	Ashford, Dani	(800) 858-5294	(800) 345-6059

SEND ACKNOWLEDGEMENT TO:

PACKET #	CLIENTS ACCOUNT #
12937415	5569
ORGANIZATION NAME
Diligenz, Inc
MAILING ADDRESS		CITY	STATE	POSTAL CODE
6500 Harbour Heights Parkway, Suite 400		Mukilteo	WA	98275
COUNTY	COUNTRY

FILE RECORD

RECORD DATA (UNIQUE SEQUENTIAL ID:0001)

FILING TYPE
Initial
FILERS UNIQUE ID	ALTERNATE NAME DESIGNATION	ALTERNATE FILING TYPE
UCC
ADDITIONAL INFORMATION
24628005RME008961 [12937415]

DEBTOR DATA	(UNIQUE SEQUENTIAL ID: 001)

1a. ORGANIZATION NAME
LOUISBURG H.M.A., INC.
2d. TAX ID #: SSN OR EIN	2e. TYPE OF ORGANIZATION Corporation	2f. JURISDICTION OF NC	2g. ORGANIZATIONAL ID#, if any 0192062
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE
100 HOSPITAL DRIVE		LOUISBURG	NC	27549
COUNTY	COUNTRY	ALTERNATIVE CAPACITY OF DEBTOR
	USA	None

SECURED PARTY DATA	(UNIQUE SEQUENTIAL ID: 001)

3a. ORGANIZATION NAME
RICOH CORPORATION
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE
1111 OLD EAGLE SCHOOL ROAD	WAYNE	PA	19087
COUNTY	COUNTRY
	USA

4. This FINANCING STATEMENT covers the following collateral:

1	RICOH	2035	K2845900553	2	RICOH	2035	K2845900294	3	RICOH	2035	K2855000801
4	RICOH	2035	K2855000863	5	RICOH	2035	K2855000845	6	RICOH	2035	K2854900195
7	RICOH	2051	K6755000409	8	RICOH	2051	K6755000167	10	RICOH	2051	K6755000405
11	RICOH	2238C	K0341200720	12	RICOH	1515	K2149604175	13	RICOH	1515	K2149604174
14	RICOH	2035	K2855000829	15	RICOH	2035	K2855000811	16	RICOH	2035	K2845900326
17	RICOH	2035	K2855000852	18	RICOH	ACCESSOR	461477

INCLUDING ALL COMPONENTS, ADDITIONS, UPGRADES, ATTACHMENTS, ACCESSIONS, SUBSTITUTIONS, REPLACEMENT AND PROCEEDS OF THE FOREGOING. THIS FILING IS FOR PRECAUTIONARY PURPOSES IN CONNECTION WITH AN EQUIPMENT LEASING TRANSACTION AND IS NOT TO BE CONSTRUED AS INDICATING THAT THE TRANSACTION IS OTHER THAN A TRUE LEASE.

File Number: 20060061487F
UCC FINANCING STATEMENT	Date Filed: 06/22/2006 12:52 PM
Elaine F. Marshall
FILER INFORMATION	NC Secretary of State

CONTACT INFORMATION FOR FILER:

CONTACT EMAIL	CONTACT NAME	CONTACT PHONE	CONTACT FAX
dania@diligenz.com	Ashford, Dani	(800) 858-5294	(800) 345-6059

SEND ACKNOWLEDGEMENT TO:

PACKET #	CLIENTS ACCOUNT #
20324017	5569
ORGANIZATION NAME
Diligenz, Inc
MAILING ADDRESS		CITY	STATE	POSTAL CODE
6500 Harbour Heights Parkway, Suite 400		Mukilteo	WA	98275
COUNTY	COUNTRY

FILE RECORD

RECORD DATA (UNIQUE SEQUENTIAL ID:0001)

FILING TYPE
Initial
FILERS UNIQUE ID	ALTERNATE NAME DESIGNATION	ALTERNATE FILING TYPE
UCC
ADDITIONAL INFORMATION
4434861-001-341690 [20324017]

DEBTOR DATA	(UNIQUE SEQUENTIAL ID: 001)

1a. ORGANIZATION NAME
LOUISBURG H.M.A., INC.
2d. TAX ID #: SSN OR EIN	2e. TYPE OF ORGANIZATION Corp.	2f. JURISDICTION OF NC	2g. ORGANIZATIONAL ID#, if any 0192062
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE
100 HOSPITAL DRIVE		LOUISBURG	NC	27549
COUNTY	COUNTRY	ALTERNATIVE CAPACITY OF DEBTOR
	USA	None

SECURED PARTY DATA	(UNIQUE SEQUENTIAL ID: 001)

3a. ORGANIZATION NAME
Dade Behring Finance Co. LLC
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE
500 GBC Drive, Building 500	Newark	DE	19702
COUNTY	COUNTRY
	USA

4. This FINANCING STATEMENT covers the following collateral:

ONE (1) WALKAWAY -40 SI SYSTEM W/LABPRO, ONE (1) UPS WA SYSTEM, ONE (1) LABPRO ALERT SYSTEM, TOGETHER WITH ANY AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES AND ACCESSIONS AND ANY AND ALL SUBSTITUTIONS, REPLACEMENTS OR EXCHANGES THEREFOR, AND ANY AND ALL INSURANCE AND/OR OTHER PROCEEDS, THEREOF FINANCED PURSUANT TO THAT CERTAIN AGREEMENT (THE “LEASE AGREEMENT”) BETWEEN THE DEBTOR, DADE BEHRING, INC. AND DADE BEHRING FINANCE CO. LLC, WITH FULL ASSIGNMENT TO GENERAL ELECTRIC CAPITAL CORPORATION, 83 WOOSTER HEIGHTS ROAD, DANBURY, CT 06810.

THE PARTIES INTEND TO LEASE AGREEMENT TO BE A TRUE LEASE AND HAVE FILED THIS FINANCING STATEMENT SOLELY FOR NOTICE AND PRECAUTIONARY PURPOSES. HOWEVER, IN THE EVENT THAT THE LEASE AGREEMENT IS CHARACTERIZED AS A SECURED TRANSACTION, THIS FILING SHALL SERVE TO PERFECT THE PRECAUTIONARY SECURITY INTEREST GRANTED BY THE DEBTOR TO THE SECURED PARTY UNDER THE LEASE.

ACCOUNT NUMBER: 4434861-001 KD/MK

F0701427012

File Number: 20070021023J
Date Filed: 03/01/2007 08:18 AM
Elaine F. Marshall
NC Secretary of State

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Corporation Service Company
1133 Avenue of the Americas Suite 3100 New York, NY 10036

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
1a. ORGANIZATION’S NAME
OR	Louisburg H.M.A., Inc.
	1b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
100 Hospital Drive, P.O. Box 609			Louisburg	NC	27549	USA
1d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any
	DEBTOR	Corporation	North Carolina	0192062		☐ NONE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME

	2b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

2d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any
	DEBTOR					☐ NONE
3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME
Bank of America, N.A., as Collateral Agent
	3b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
9 West 57th Street			New York	NY	10019	USA
4. This FINANCING STATEMENT covers the following collateral: All assets now owned or hereafter acquired by Debtor or in which Debtor otherwise has rights, and all proceeds thereof.
5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
[ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA
TO BE FILED WITH NORTH CAROLINA SECRETARY OF STATE	08060.239	781476-210

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 06/22/02)

[ILLEGIBLE]

F0801905053

File Number: 20080030943M
Date Filed: 04/02/2008 08:09 AM
Elaine F. Marshall
NC Secretary of State

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional]
[ILLEGIBLE]

PLEASE RETURN
TO
CT’S BOX
821-7139
Glendale, CA 91209-9071

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 20070021023J 3/1/2007	1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the
☐ REAL ESTATE RECORDS.

2. ☒	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☐	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item c; and also give name of assignor in item 9.
5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.
Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name and address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:
OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME
	7b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any		☐ NONE
8. AMENDMENT (COLLATERAL CHANGE): Check only one box. Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a

    Debtor which adds collateral or adds the authorizing Debtor, of if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this

    Amendment.

OR	9a. ORGANIZATION’S NAME Bank of America, N.A., as Collateral Agent
	9b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
10. OPTIONAL FILER REFERENCE DATA Filed with: NC - Secretary of State; Debtor: LOUISBURG H.M.A., INC.; c/m 09806/005					F#220956 A#332008
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV 05/22/02)

13924540

F0701559014

File Number: 20070023203M
Date Filed: 03/07/2007 08:03 AM
Elaine F. Marshall
NC Secretary of State

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND [ILLEGIBLE]

PLEASE RETURN
TO CT’S BOX 821-7139 P.O.
Glendale, CA 91209-9071 10560207

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - [ILLEGIBLE]
	1a. ORGANIZATION’S NAME
OR	Louisburg H.M.A., Inc.
	1b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
100 Hospital Drive, P.O. Box 609			Louisburg	NC	27549	USA
1d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any
	DEBTOR	Corporation	North Carolina	0192062		☐ NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - or name of total assignee

OR	2a. ORGANIZATION’S NAME

	2b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

2d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any
	DEBTOR					☐ NONE
3. SECURED PARTY’S NAME [ILLEGIBLE]
OR	3a. ORGANIZATION’S NAME
Bank of America, N.A., as Administrative Agent
	3b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
9 West 57th Street			New York	NY	10019	USA

4. This FINANCING STATEMENT covers the following collateral:

See Exhibit A attached hereto and by this reference incorporated herein for a description of the collateral located at the real property described on Schedule A attached hereto.

Personal property relating to Franklin County, North Carolina

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
[ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

To be filed with Secretary of State of North Carolina.	08060.239

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

[ILLEGIBLE]

10560207

F0701559014

UCC FINANCING STATEMENT ADDENDUM
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION’S NAME Louisburg H.M.A., Inc.
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME, SUFFIX

10. MISCELLANEOUS:
Personal property relating to Franklin County, North Carolina.

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

11. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one name (11a or 11b) - do not abbreviate or combine names
11a. ORGANIZATION’S NAME
OR
	11b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

11c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

11d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION	11e. TYPE OF ORGANIZATION	11f. JURISDICTION OF ORGANIZATION	11g. ORGANIZATIONAL ID #, if any
	DEBTOR					☐ NONE
12. ☐ADDITIONAL SECURED PARTY’S or ☐ ASSIGNOR S/P’S NAME - insert only one name (12a or 12b)
OR	12a. ORGANIZATION’S NAME

	12b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

12c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

13.	This FINANCING STATEMENT covers ☐ timber to be cut or ☐ as-extracted collateral, or is filed as a ☐ fixture filing.		16. Additional collateral description:
14.	Description of real estate:
See Exhibit A attached hereto and by this reference incorporated herein for a description of the collateral located at the real property described on Schedule A attached hereto.
15.	Name and address of a RECORD OWNER of above-described real estate (if Debtor does not have a record interest):
17. Check only if applicable and check only one box. Debtor is a ☐ Trust or ☐ Trustee acting with respect to property held in trust or ☐ Decedent’s Estate
18. Check only if applicable and check only one box.
☐ Debtor is a TRANSMITTING UTILITY
☐ Filed in connection with a Manufactured-Home Transaction — effective 30 years
☐ Filed in connection with a Public-Finance Transaction — effective 30 years

FILING OFFICE COPY – UCC FINANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 05/22/02)

[ILLEGIBLE]

F0701559014

Exhibit A to UCC-1 Financing Statement made by Debtor,

in favor of Bank of America, N.A., as Administrative Agent, as Secured Party.

A. All of the following described property (the “Trust Property”), including all of Debtor’s rights, titles, interests and estates, whether now owned or hereafter acquired, in and to the Land, the Buildings, the Fixtures and the Personalty, together with:

1.	all of Debtor’s right, title and interest in and to the Real Estate;

2.	all right, title and interest Debtor now has or may hereafter acquire in and to the Improvements or any part thereof and all the estate, right, title, claim or demand whatsoever of Debtor, in possession or expectancy, in and to the Real Estate or any part thereof;

3.	all right, title and interest of Debtor in, to and under all easements, rights of way, licenses, operating agreements, abutting strips and gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water and flowage rights, development rights, air rights, mineral and soil rights, plants, standing and fallen timber, and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the Real Estate, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof;

4.	Equipment, as follows:

(i) All “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code, now owned or hereafter acquired by Debtor, which is used at or in connection with the Improvements or the Real Estate or is located thereon or therein (including, but not limited to, all machinery, equipment, furniture, furnishings, and electronic data-processing and other office equipment including, but not limited to, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, artwork, draperies, lawn mowers, beds, linens, televisions, lamps, glassware and chinaware, and all appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposal and incinerating equipment, cleaning apparatus, telephones, cash registers, computers, rehabilitation equipment, restaurant and kitchen equipment, and medical, dental, therapeutic, diagnostic and paramedical equipment and supplies, and all kitchen, medical, dental, diagnostic, rehabilitation and other fixtures and appurtenances thereto, now owned or hereafter acquired by Debtor and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto;

(ii) all equipment now owned or the ownership of which is hereafter acquired, by Debtor which is so related to the Real Estate and Improvements

F0701559014

forming part of the Property that it is deemed fixtures or real property under the law of the State in which the equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Real Estate, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Real Estate or the activities conducted therein, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Debtor’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof;

(iii) all of the foregoing in this paragraph 4 being referred to as the “Equipment;”

5.	all right, title and interest of Debtor in and to all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to Debtor or constructed, assembled or placed by Debtor on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Real Estate or offsite, and, in each such case, without any further deed, conveyance, assignment or other act by Debtor;

6.	to the extent not prohibited under the applicable instrument, all right, title and interest of Debtor in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate or the Equipment or any part thereof, now existing or subsequently entered into by Debtor and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the “Leases”), and all rights of Debtor in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Trust Property (as defined below) (collectively, the “Rents”);

F0701559014

7.	all unearned premiums under insurance policies now or subsequently obtained by Debtor relating to the Real Estate or Equipment and Debtor’s interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate or any easement or other right therein;

8.	to the extent not prohibited under the applicable contract, consent, license or other item, all right, title and interest of Debtor in and to (i) all contracts from time to time executed by Debtor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate or Equipment or any part thereof and all agreements and options relating to the purchase or lease of any portion of the Real Estate or any property that is adjacent or peripheral to the Real Estate, together with the right to exercise such options and all leases of Equipment, (ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Real Estate or any part thereof, and (iii) all drawings, plans, specifications and similar or related items relating to the Real Estate;

9.	all proceeds, both cash and noncash, of the foregoing; and

10.	All of the foregoing property and rights and interests now owned or held or subsequently acquired by Debtor and described in the foregoing clauses (1) through (3) are collectively referred to as the “Premises”, and those described in the foregoing clauses (1) through (9) are collectively referred to as the “Trust Property”

B. Operative Document. This Financing Statement relates to that certain Deed of Trust Securing Future Advances, Security Agreement, Assignment of Leases and Rents, and Fixture Filing (as it may be amended, supplemented or modified from time to time, the “Deed of Trust”) made by Debtor, as grantor, to Walter H. Jones, Jr., as Trustee, in favor of Secured Party, as beneficiary.

C. Definitions. Capitalized terms used and otherwise not defined herein shall have the meaning assigned thereto in the Deed of Trust.

F0701559014

Schedule A

Description of the Owned Land

Being the same property conveyed to                                              by deed from                                         , of record, in Book                             , at Page                             , in the office of the                                         County Register of Deeds.

FIRST TRACT:

[ILLEGIBLE]

F0804484011 Received: 7/28/2008
File Number: 20080070031B
Date Filed: 07/28/2008 08:00 AM
Elaine F. Marshall
NC Secretary of State

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

PLEASE RETURN
TO
CT’S BOX
821-7139

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a.	INITIAL FINANCING STATEMENT FILE # 20070023203M filedNC SOS 03/07/2007	1b.	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the
		☐	REAL ESTATE RECORDS.

2. ☒	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☐	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9
5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.
Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name and address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION
OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION
OR	7a. ORGANIZATION’S NAME
	7b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any		☐ NONE
8. AMENDMENT (COLLATERAL CHANGE): check only one box Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

OR	9a. ORGANIZATION’S NAME Bank of America, N.A., as Administrative Agent
	9b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
10. OPTIONAL FILER REFERENCE DATA Debtor: Louisborg, H.M.A., Inc.					JK-7309156-05
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

CT CORPORATION SYSTEM	Search Report

Date: 09/02/09

Customer:	Elizabeth Stehler	Subject:	Louisburg H.M.A., LLC
Harter, Secrest & Emery LLP
1600 Bausch & Lomb Place
Rochester, NY 14604-2711

CT Order#:	7642191 SO	Customer Reference #1: 17033
Customer Reference #2: 200

Jurisdiction: North Carolina

Search Type:	UCC Liens – Secretary of State
	Searched:	5 Years	Searched Through:	08/26/09

	Synopsis:	No Records Found

Search Type:	Federal Tax Liens – Secretary of State
	Searched:	10 Years	Searched Through:	08/26/09

	Synopsis:	No Records Found

CT CORPORATION SYSTEM Columbus UCC Service Center 4400 Easton Commons Way Suite 125 Columbus, OH 43219 Phone: (800) 621-3216 Fax: (800) 914-4240	This report contains information compiled from sources which CT Corporation System considers reliable, but does not control. Information provided is non-certified unless otherwise indicated. CT in no way undertakes or assumes any part of the customer’s business, legal or similar risks, and does not guarantee the accuracy, completion, or timeliness of the information provided, and shall not be liable for any losses or injuries whatever resulting from any contingency beyond its control, or from negligence, regardless of the cause, the categorization of filings is provided for the convenience of the customer and is not to be construed as a legal opinion concerning the status of the filings.
Signed

CT CORPORATION SYSTEM	Search Report

Date: 09/02/09

Customer:	Elizabeth Stehler	Subject:	Mooresville Hospital Management
	Harter, Secrest & Emery LLP		Associates, Inc.
1600 Bausch & Lomb Place
Rochester, NY 14604-2711

CT Order#:	7642191 SO	Customer Reference #1: 17033
Customer Reference #2: 200

Jurisdiction:	North Carolina
	Search Type:	UCC Liens – Secretary of State
		Searched:	5 Years	Searched Through:	08/26/09

		Synopsis:	Original Financing Statement(s) : 6
Amendment(s) : 1
Continuation(s) : 1
Termination(s) : 2
See listing for additional information Copies : 22

	Search Type:	Federal Tax Liens – Secretary of State
		Searched:	10 Years	Searched Through:	08/26/09

		Synopsis:	No Records Found

CT CORPORATION SYSTEM Columbus UCC Service Center 4400 Easton Commons Way Suite 125 Columbus, OH 43219 Phone: (800) 621-3216 Fax: (800) 914-4240	This report contains information compiled from sources which CT Corporation System considers reliable, but does not control. Information provided is non-certified unless otherwise indicated. CT in no way undertakes or assumes any part of the customer’s business, legal or similar risks, and does not guarantee the accuracy, completion, or timeliness of the information provided, and shall not be liable for any losses or injuries whatever resulting from any contingency beyond its control, or from negligence, regardless of the cause, the categorization of filings is provided for the convenience of the customer and is not to be construed as a legal opinion concerning the status of the filings.
Signed

CT CORPORATION SYSTEM	Document Listing

Date: 09/02/09

Customer:	Elizabeth Stehler	Subject:	Mooresville Hospital Management
	Harter, Secrest & Emery LLP		Associates, Inc.
1600 Bausch & Lomb Place
Rochester, NY 14604-2711

CT Order#:	7642191 SO	Customer Reference #1: 17033
Customer Reference #2: 200
Jurisdiction:	North Carolina

File Date	File No.	Type	Additional Information
PRESENTLY ON RECORD

11/17/04	20040111743E	UCC-1	Dade Behring Finance Co. LLC

07/02/09	20090051481A	AMEND	Dade Behring Finance Co. LLC

07/02/09	20090051575F	CONT	Dade Behring Finance Co. LLC

07/28/06	20060073768M	UCC-1	Key Equipment Finance, Inc.

03/07/07	20070023205B	UCC-1	Bank of America, N.A.

07/28/08	20080070029K	TERM	Bank of America, N.A.

05/01/07	20070043845E	UCC-1	Bank of America, N.A.

04/02/08	20080030923J	TERM	Bank of America, N.A.

04/09/08	20080033205E	UCC-1	De Lage Landen Financial Services, Inc.

04/07/09	20090026179H	UCC-1	CoActiv Capital Partners, Inc.

CT CORPORATION SYSTEM Columbus UCC Service Center 4400 Easton Commons Way Suite 125 Columbus, OH 43219 Phone: (800) 621-3216 Fax: (800) 914-4240	This report contains information compiled from sources which CT Corporation System considers reliable, but does not control. Information provided is non-certified unless otherwise indicated. CT in no way undertakes or assumes any part of the customer’s business, legal or similar risks, and does not guarantee the accuracy, completion, or timeliness of the information provided, and shall not be liable for any losses or injuries whatever resulting from any contingency beyond its control, or from negligence, regardless of the cause, the categorization of filings is provided for the convenience of the customer and is not to be construed as a legal opinion concerning the status of the filings.

Signed

File Number: 20040111743E
UCC FINANCING STATEMENT	Date Filed: 11/17/2004 05:41 PM
Elaine F. Marshall
FILER INFORMATION	Secretary of State

CONTACT INFORMATION FOR FILER:

CONTACT EMAIL	CONTACT NAME	CONTACT PHONE	CONTACT FAX
dania@diligenz.com	Ashford, Dani	(800) 858-5294	(800) 345-6059

SEND ACKNOWLEDGEMENT TO:

PACKET #	CLIENTS ACCOUNT #
10725510	5569
ORGANIZATION NAME
Diligenz, Inc
MAILING ADDRESS		CITY	STATE	POSTAL CODE
6500 Harbour Heights Parkway, Suite 400		Mukilteo	WA	98275
COUNTY	COUNTRY

FILE RECORD

RECORD DATA (UNIQUE SEQUENTIAL ID:0001)

FILING TYPE
Initial
FILERS UNIQUE ID	ALTERNATE NAME DESIGNATION	ALTERNATE FILING TYPE
UCC
ADDITIONAL INFORMATION
[10725510]

DEBTOR DATA	(UNIQUE SEQUENTIAL ID: 001)

1a. ORGANIZATION NAME
MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, INC.
2d. TAX ID #: SSN OR EIN	2e. TYPE OF ORGANIZATION Corp.	2f. JURISDICTION OF NC	2g. ORGANIZATIONAL ID#, if any 0176476
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE
171 FAIRVIEW ROAD		MOORESVILLE	NC	28117
COUNTY	COUNTRY	ALTERNATIVE CAPACITY OF DEBTOR
	USA	None

SECURED PARTY DATA	(UNIQUE SEQUENTIAL ID: 001)

3a. ORGANIZATION NAME
Dade Behring Finance Co. LLC
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE
500 GBC Drive, Building 500	Newark	DE	19702
COUNTY	COUNTRY
	USA

4. This FINANCING STATEMENT covers the following collateral:

ONE (1) SYSMEX CA-560 AND ONE (1) SYSMEX CA-1500, TOGETHER WITH ANY AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES AND ACCESSIONS AND ANY AND ALL SUBSTITUTIONS, REPLACEMENTS OR EXCHANGES THEREFOR, AND ANY AND ALL INSURANCE AND/OR OTHER PROCEEDS, THEREOF FINANCED PURSUANT TO THAT CERTAIN AGREEMENT (THE “LEASE AGREEMENT”) BETWEEN THE DEBTOR, DADE BEHRING, INC. AND DADE BEHRING FINANCE CO. LLC, WITH FULL ASSIGNMENT TO GENERAL ELECTRIC CAPITAL CORPORATION, 83 WOOSTER HEIGHTS ROAD, DANBURY, CT 06810.

THE PARTIES INTEND THE LEASE AGREEMENT TO BE A TRUE LEASE AND HAVE FILED THIS FINANCING STATEMENT SOLELY FOR NOTICE AND PRECAUTIONARY PURPOSES. HOWEVER, IN THE EVENT THAT THE LEASE AGREEMENT IS CHARACTERIZED AS A SECURED TRANSACTION, THIS FILING SHALL SERVE TO PERFECT THE PRECAUTIONARY SECURITY INTEREST GRANTED BY THE DEBTOR TO THE SECURED PARTY UNDER THE LEASE.

ACCOUNT NUMBER: 4299631-001 KD/KG

File Number: 20090051481A
UCC FINANCING STATEMENT	Date Filed: 07/02/2009 10:55 AM
Elaine F. Marshall
FILER INFORMATION	NC Secretary of State

CONTACT INFORMATION FOR FILER:

CONTACT EMAIL	CONTACT NAME	CONTACT PHONE	CONTACT FAX
Diligenz, Inc

SEND ACKNOWLEDGEMENT TO:

PACKET #	CLIENTS ACCOUNT #
13546435567678
ORGANIZATION NAME
Diligenz, Inc
MAILING ADDRESS		CITY	STATE	POSTAL CODE
4629 168th St SW Ste E		Lynnwood	WA	98037-8640
COUNTY	COUNTRY USA

FILE RECORD

RECORD DATA (UNIQUE SEQUENTIAL ID:0001)

FILING TYPE	AMENDMENT TYPE	AMENDMENT ACTION	INITIAL FILENUMBER
Amendment	Amendment Parties	Debtor Change	20040111743E
FILERS UNIQUE ID	ALTERNATE NAME DESIGNATION		ALTERNATE FILING TYPE
HFS - Vendor - 2-127216339
ADDITIONAL INFORMATION
Debtor: MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, INC. [43530137]

CURRENT NAME
AFFECTED PARTY:

ORGANIZATION NAME
MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, INC.

AUTHORIZED DEBTOR:

ORGANIZATION NAME

AUTHORIZED SECURED PARTY:

ORGANIZATION NAME
Dade Behring Finance Co. LLC

DEBTOR DATA	(UNIQUE SEQUENTIAL ID: 001)

1a. ORGANIZATION NAME
Mooresville Hospital Management Associates, LLC
2d. TAX ID #: SSN OR EIN	2e. TYPE OF ORGANIZATION Limited Liability Comp	2f. JURISDICTION OF NC	2g. ORGANIZATIONAL ID#, if any 0176476
1c. MAILING ADDRESS	any	CITY	STATE	POSTAL CODE
171 Fairview Road		Mooresville	NC	28117
COUNTY	COUNTRY	ALTERNATIVE CAPACITY OF DEBTOR
USA

File Number: 20090051575F
UCC FINANCING STATEMENT	Date Filed: 07/02/2009 12:49 PM
Elaine F. Marshall
FILER INFORMATION	NC Secretary of State

CONTACT INFORMATION FOR FILER:

CONTACT EMAIL	CONTACT NAME	CONTACT PHONE	CONTACT FAX
Diligenz, Inc

SEND ACKNOWLEDGEMENT TO:

PACKET #	CLIENTS ACCOUNT #
13547654561761
ORGANIZATION NAME
Diligenz, Inc
MAILING ADDRESS		CITY	STATE	POSTAL CODE
4629 168th St SW Ste E		Lynnwood	WA	98037-8640
COUNTY	COUNTRY USA

FILE RECORD

RECORD DATA (UNIQUE SEQUENTIAL ID:0001)

FILING TYPE	AMENDMENT TYPE	INITIAL FILENUMBER
Amendment	Continuation	20040111743E
FILERS UNIQUE ID	ALTERNATE NAME DESIGNATION	ALTERNATE FILING TYPE
HFS - HFS - Vendor - 2-118370080
ADDITIONAL INFORMATION
Debtor: MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, LLC. #43535898

CURRENT NAME

AFFECTED PARTY:

ORGANIZATION NAME
MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, LLC

AUTHORIZED DEBTOR:

ORGANIZATION NAME

AUTHORIZED SECURED PARTY:

ORGANIZATION NAME
Dade Behring Finance Co. LLC

File Number: 20060073768M
UCC FINANCING STATEMENT	Date Filed: 07/28/2006 05:47 PM
Elaine F. Marshall
FILER INFORMATION	NC Secretary of State

CONTACT INFORMATION FOR FILER:

CONTACT EMAIL	CONTACT NAME	CONTACT PHONE	CONTACT FAX
Ucc Direct Services

SEND ACKNOWLEDGEMENT TO:

PACKET #	CLIENTS ACCOUNT #
NC-0-21555028000
ORGANIZATION NAME
Ucc Direct Services
MAILING ADDRESS		CITY	STATE	POSTAL CODE
2727 Allen Parkway, Suite 1000, P O Box 3248		Houston	TX	77001
COUNTY	COUNTRY USA

FILE RECORD

RECORD DATA (UNIQUE SEQUENTIAL ID:0001)

FILING TYPE
Initial
FILERS UNIQUE ID	ALTERNATE NAME DESIGNATION	ALTERNATE FILING TYPE
NC-0-21555028-1226395 1071659	NO Alt Name
ADDITIONAL INFORMATION

DEBTOR DATA	(UNIQUE SEQUENTIAL ID: 001)

1a. ORGANIZATION NAME
Mooresville Hospital Management Associates, Inc.
2d. TAX ID #: SSN OR EIN	2e. TYPE OF ORGANIZATION NO Type	2f. JURISDICTION OF NC	2g. ORGANIZATIONAL ID#, if any None
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE
171 Fairview Rd		Mooresville	NC	28117
COUNTY	COUNTRY	ALTERNATIVE CAPACITY OF DEBTOR
	USA	NO Alt Capacity

SECURED PARTY DATA	(UNIQUE SEQUENTIAL ID: 001)

3a. ORGANIZATION NAME
Key Equipment Finance, Inc.
3c. MAILING ADDRESS		CITY	STATE	POSTAL CODE
1000 McCaslin Blvd.		Superior	CO	80027
COUNTY	COUNTRY
	USA

4. This FINANCING STATEMENT covers the following collateral:

NOTICE FILING: The Collateral defined below is covered by this financing statement only to the extent such Collateral is provided to or obtained by Debtor in connection with present or future: (i) leases, loans, conditional sale agreements or other agreements with Secured Party, or (ii) obligations funded by Secured Party on behalf of or at the direction of Debtor. Copies of applicable agreements with specific Collateral listings can be obtained from Secured Party. To the extent listed in applicable agreements, Collateral consists of all Debtor s right, title and interest in the listed licenses, equipment, inventory and goods (including, without limitation, attachments, accessories, accessions, and replacements), wherever located and whether now or hereafter acquired or existing, together with all related: (a) contracts, documents of title, investment property, chattel paper, notes and instruments; (b) accounts, contract rights and general intangibles; (c) records, data, information and documentation; (d) proceeds, whether cash or non-cash, and products of the foregoing in any form; and (e) all rights, claims and remedies of Debtor arising in connection with any of the foregoing. Debtor has no independent or separate power, right or authority to encumber, transfer or dispose of such Collateral or of any interest therein except as expressly directed by Secured Party.

F0701559013

File Number: 20070023205B Date Filed: 03/07/2007 08:03 AM Elaine F. Marshall NC Secretary of State

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

PLEASE RETURN
TO CT’S BOX 821-7139 P.C.
Glendale, CA 912 09-9071

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME insert only one debtor name (1a or 1b) - do not abbreviate or combine names
1a. ORGANIZATION’S NAME
OR	Mooresville Hospital Management Associates, Inc.
	1b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
171 Fairview Road, P.O. Box 3250			Mooresville	NC	28117	USA
1d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any
	DEBTOR	Corporation	North Carolina	0176476		☐ NONE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME

	2b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

2d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any
	DEBTOR					☐ NONE
3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one [ILLEGIBLE] (3a or 3b)
OR	3a. ORGANIZATION’S NAME
Bank of America, N.A., as Administrative Agent
	3b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
9 West 57th Street			New York	NY	10019	USA

4. This FINANCING STATEMENT covers the following collateral:

See Exhibit A attached hereto and by this reference incorporated herein for a description of the collateral located at the real property described on Schedule A attached hereto.

Personal property relating to Iredell County, North Carolina

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT [ILLEGIBLE] REAL ESTATE RECORDS. [ILLEGIBLE]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
[ADDITIONAL FEE] [ILLEGIBLE] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA
To be filed with Secretary of State of North Carolina.	08060.239

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)
[ILLEGIBLE]

10560226

F0701559013

UCC FINANCING STATEMENT ADDENDUM
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
9.	NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION’S NAME Mooresville Hospital Management Associates, Inc.
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME, SUFFIX
10.	MISCELLANEOUS: Personal property relating to Iredell County, North Carolina

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
11. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one name (11a or 11b) - do not abbreviate or combine names

OR	11a. ORGANIZATION’S NAME
	11b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
11c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
11d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	11e. TYPE OF ORGANIZATION	11f. JURISDICTION OF ORGANIZATION	11g. ORGANIZATIONAL ID #, if any ☐ NONE
12.	☐ ADDITIONAL SECURED PARTY’S or ☐ ASSIGNOR S/P’S NAME – insert only one name (12a or 12b)
OR	12a. ORGANIZATION’S NAME
	12b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
12c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
13. This FINANCING STATEMENT covers ☐ timber to be cut or ☐ as extracted collateral, or is filed as a ☐ fixture filing.			16. Additional collateral description:
14. Description of real estate:
See Exhibit A attached hereto and by this reference incorporated herein for a description of the collateral located at the real property described on Schedule A attached hereto.
15.	Name and address of a RECORD OWNER of above-described real estate (if Debtor does not have a record interest):
17. Check only if applicable and check only one box.
Debtor is a ☐ Trust or ☐ Trustee acting with respect to property held in trust or ☐ Decedent’s Estate

18. Check only if applicable and check only one box.

☐ Debtor is a TRANSMITTING UTILITY

☐ Filed in connection with a Manufactured-Home Transaction – effective 30 years

☐ Filed in connection with a Public-Finance Transaction – effective 30 years

FILING OFFICE COPY – UCC FINANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 05/22/02)

[ILLEGIBLE]

F0701559013

Exhibit A to UCC-1 Financing Statement made by Debtor,

in favor of Bank of America, N.A., as Administrative Agent, as Secured Party.

A. All of the following described property (the “Trust Property”), including all of Debtor’s rights, titles, interests and estates, whether now owned or hereafter acquired, in and to the Land, the Buildings, the Fixtures and the Personalty, together with:

1.	all of Debtor’s right, title and interest in and to the Real Estate;

2.	all right, title and interest Debtor now has or may hereafter acquire in and to the Improvements or any part thereof and all the estate, right, title, claim or demand whatsoever of Debtor, in possession or expectancy, in and to the Real Estate or any part thereof;

3.	all right, title and interest of Debtor in, to and under all easements, rights of way, licenses, operating agreements, abutting strips and gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water and flowage rights, development rights, air rights, mineral and soil rights, plants, standing and fallen timber, and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the Real Estate, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof;

4.	Equipment, as follows:

(i) All “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code, now owned or hereafter acquired by Debtor, which is used at or in connection with the Improvements or the Real Estate or is located thereon or therein (including, but not limited to, all machinery, equipment, furniture, furnishings, and electronic data-processing and other office equipment including, but not limited to, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, artwork, draperies, lawn mowers, beds, linens, televisions, lamps, glassware and chinaware, and all appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposal and incinerating equipment, cleaning apparatus, telephones, cash registers, computers, rehabilitation equipment, restaurant and kitchen equipment, and medical, dental, therapeutic, diagnostic and paramedical equipment and supplies, and all kitchen, medical, dental, diagnostic, rehabilitation and other fixtures and appurtenances thereto, now owned or hereafter acquired by Debtor and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto,

(ii) all equipment now owned or the ownership of which is hereafter acquired, by Debtor which is so related to the Real Estate and Improvements

F0701559013

forming part of the Property that it is deemed fixtures or real property under the law of the State in which the equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Real Estate, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Real Estate or the activities conducted therein, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Debtor’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof;

(iii) all of the foregoing in this paragraph 4 being referred to as the “Equipment,”

5.	all right, title and interest of Debtor in and to all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to Debtor or constructed, assembled or placed by Debtor of the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Real Estate or offsite, and, in each such case, without any further deed, conveyance, assignment or other act by Debtor;

6.	to the extent not prohibited under the applicable instrument, all right, title and interest of Debtor in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate or the Equipment or any part thereof, now existing or subsequently entered into by Debtor and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the “Leases”), and all rights of Debtor in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Trust Property (as defined below) (collectively, the “Rents”);

F0701559013

7.	all unearned premiums under insurance policies now or subsequently obtained by Debtor relating to the Real Estate or Equipment and Debtor’s interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate or any easement or other right therein;

8.	to the extent not prohibited under the applicable contract, consent, license or other item, all right, title and interest of Debtor in and to (i) all contracts from time to time executed by Debtor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate or Equipment or any part thereof and all agreements and options relating to the purchase or lease of any portion of the Real Estate or any property that is adjacent or peripheral to the Real Estate, together with the right to exercise such options and all leases of Equipment, (ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Real Estate or any part thereof, and (iii) all drawings, plans, specifications and similar or related items relating to the Real Estate;

9.	all proceeds, both cash and noncash, of the foregoing; and

10.	All of the foregoing property and rights and interests now owned or held or subsequently acquired by Debtor and described in the foregoing clauses (1) through (3) are collectively referred to as the “Premises”, and those described in the foregoing clauses (1) through (9) are collectively referred to as the “Trust Property”

B. Operative Document. This Financing Statement relates to that certain Deed of Trust Securing Future Advances, Security Agreement, Assignment of Leases and Rents, and Fixture Filing (as it may be amended, supplemented or modified from time to time, the “Deed of Trust”) made by Debtor, as grantor, to Walter H. Jones, Jr., as Trustee, in favor of Secured Party, as beneficiary.

C. Definitions. Capitalized terms used and otherwise not defined herein shall have the meaning assigned thereto in the Deed of Trust.

F0701559013

Schedule A

Description of the Owned Land

Being the same property conveyed to                                          by deed from                                          of record, in Book                     , at Page                     , in the office of the                                          County Register of Deeds.

Lying and being situated in Iredell County, North Carolina, and [ILLEGIBLE] particularly described as follows:

[ILLEGIBLE]

F0804484009 Received: 7/28/2008

File Number: 20080070029K Date Filed: 07/28/2008 08:00 AM Elaine F. Marshall NC Secretary of State

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

PLEASE RETURN
TO
CT’S BOX
821-7139

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a.	INITIAL FINANCING STATEMENT FILE #	1b.	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the
	20070023205B filed NC SOS 03/07/2007	☐	REAL ESTATE RECORDS

2. ☒	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law
4. ☐	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.
5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.
Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name and address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:
OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME
	7b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any		☐ NONE
8. AMENDMENT (COLLATERAL CHANGE): check only one box. Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment

OR	9a. ORGANIZATION’S NAME Bank of America, N.A., as Administrative Agent
	9b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
10. OPTIONAL FILER REFERENCE DATA Debtor: Mooresville Hospital Management Associates, Inc.					JK-7309156-01
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

00702960014

File Number: 20070043845E
Date Filed: 05/01/2007 02:00 PM
Elaine F. Marshall
NC Secretary of State

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Teya D Beradze
Legal Assistant Cahill Gordon & Reindel LLP 80 Pine Street New York, NY 1005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
1a. ORGANIZATION’S NAME
OR	Mooresville Hospital Management Associates, Inc.
	1b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
171 Fairview Road, P.O. Box 3250			Mooresville	NC	28117	USA
1d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any
	DEBTOR	Corporation	North Carolina	0176476		☐ NONE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME

	2b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

2d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any
	DEBTOR					☐ NONE
3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME
Bank of America, N.A., as Collateral Agent
	3b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
9 West 57th Street			New York	NY	10019	USA

4. This FINANCING STATEMENT covers the following collateral:

All assets now owned or hereafter acquired by Debtor or in which Debtor otherwise has rights, and all proceeds thereof.

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
[ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA
TO BE FILED WITH NORTH CAROLINA SECRETARY OF STATE	08060.239

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 06/22/02)

[ILLEGIBLE]

F0801905054

File Number: 20080030923J
Date Filed: 04/02/2008 08:09 AM
Elaine F. Marshall
NC Secretary of State

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND ACKNOWLEDGMENT TO: (Name and Address)
PLEASE RETURN
TO CT’S BOX 821-7139 [ILLEGIBLE]

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 20070043845E 5/1/2007	1b.This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the ☐ REAL ESTATE RECORDS.
2. ☒ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

    Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name and address of a party.	☐ DELETE name: Give record name to be deleted in item 6a or 6b.	☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e - 7g (if applicable).
6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION’S NAME
OR	6b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION:
7a. ORGANIZATION’S NAME
OR	7b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any		☐NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Describe collateral ☐ deleted or ☐ added, or give [ILLEGIBLE] ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION’S NAME Bank of America, N.A., as Collateral Agent

OR	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
10. OPTIONAL FILER REFERENCE DATA				F#220958
Filed with: NC - Secretary of State; MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, INC.				A#332010

FILING OFFICE COPY – UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)	13524625

00802128018

File Number: 20080033205E
Date Filed: 04/09/2008 02:00 PM
Elaine F. Marshall
NC Secretary of State
UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional] CSC Diligenz, Inc. 1-800-858-5294
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

33441261
CSC Diligenz, Inc. 6500 Harbour Heights Pkwy, Suite 400 Mukilteo, WA 98275

Filed In: North Carolina (S.O.S.)
THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, INC.
	1b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
171 FAIRVIEW RD			MOORESVILLE	NC	28117	USA
1d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any
	DEBTOR	Corp.	NC	0176476		☐ NONE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME

	2b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

2d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any
	DEBTOR					☐ NONE
3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME
De Lage Landen Financial Services, Inc.
	3b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
1111 Old Eagle School Road			Wayne	PA	19087	USA

4. This FINANCING STATEMENT covers the following collateral:

THE COLLATERAL DESCRIBED IN SCHEDULE “A” ATTACHED HERETO AND MADE PART HEREOF, INCLUDING ALL ADDITIONS, ATTACHMENTS, ACCESSIONS, SUBSTITUTIONS, REPLACEMENTS AND PROCEEDS OF SUCH COLLATERAL.

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]	7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
[ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA
00000000MED678500	33441261

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

00802128018

Schedule “A”

Date: June 21,2007	Page 1 of 8

Date Agreement Expires:	06/27/2007	RFP #: 792516988

BCI Customer No: 6680	Corporate Account Affiliation:	HEALTHTRUST	IHN Affiliation: N/A

BILL TO:	SHIP TO:
2625 LAKE NORMAN REGIONAL MEDICAL CENTER PO BOX 3250 MOORESVILLE NC 26117-3250	28781 LAKE NORMAN REGIONAL MEDICAL CENTER 171 FAIRVIEW RD MOORESVILLE NC 28117-9500

Beckman Coulter Representative(s): JOSEPH WALLACE

Acquisition Option:	Purchase/Lease	Agreement Number:	24806US

1. Equipment Description

System	Type	Part No.	Qty	List Price	Extended Price
UniCare DxI 800	NEW	91500	1	$325,000.00	$325,000.00
				Subtotal:	$325,000.00
				Trade In:	$0.00
				Allowances:	$(145,000.00)
				Net:	$180,000.00

Agreement Term/Total Investment:

80	$3,885.34	$0.00	$1,734.65	$0.00	$5,399.99
Agreement Term (Months)	Monthly Lease Payment	Monthly Minimum Reagent Payment	Monthly Service Payment (If not included)	Security Deposit	Initial Payment (1st Month Payments – Deposit)

Standard Value Added Summary:

1.	LABIO (Laboratory Workflow Analysis)* and **

2.	2 Continuous Process Reviews per Year*

3.	Customer Training

4.	Operator and Maintenance Manuals

*	LABIO and CPR include a review of lab-objectives, workstation consolidation, and reagent use and expense comparison.

**	The term LABIO refers to LABIO software for Chemistry and Immunodiagnostics and Hematology Marketing Tools for Hematology.

No purchase order issued or sent by the Customer to BCI, either subsequent to or contemporaneously with this Agreement, shall become part of this Agreement or be valid or enforceable, except to the extent that the purchase order provides for the time and place of delivery of the goods supplied pursuant to this Agreement and only if such items are not specified in this Agreement.

Unless expressly provided otherwise in this Agreement, in the event that Customer is returning an instrument pursuant to this Agreement. If Customer does not return the instrument within thirty (30) days after termination of this Agreement, Customer shall pay BCI an amount equal to the fair market value of the System of the type possessed by Customer in average condition.

Unless expressly provided otherwise in this Agreement, in the event that BCI has given a trade-in allowance, Customer shall send to BCI the subject of the trade-in allowance upon the commencement of this Agreement. If Customer does not [ILLEGIBLE] to BCI the subject of the trade-in allowance within thirty (30) days after the commencement date, Customer shall pay BCI an amount equal to the trade-in allowance.

This Document contains Confidential, Trade Secret, Commercial, or Financial information owned by Beckman Coulter, Inc. and is voluntarily submitted for evaluation purposes only. It is exempt from disclosure under the Freedom of Information Act (5 U.S.C S52) under Exemption (b)(4), and its disclosure is prohibited under the Trade Secrets Act (18 U.S.C. 1905).

Compliance; Parties agree to comply with all Federal and State laws and regulations including, but not limited to, HIPAA and Stark laws, as well as JCAHO Standards for quality of care. Security and Confidentiality: Parties agree to maintain Security and Confidentiality and any individually identifiable health information received (“Protected Health Information” or “PHI”) as required by applicable laws and regulations, including the Health Insurance Portability and Accountability Act of 1996 (HIPPA) and the regulations promulgated there under.

CONFIDENTIAL DOCUMENT between Beckman Coulter and the Customer

00802128018

Schedule “A”

Quotation Number:	601866-1-601866	Date: 24-AUG-07	Page 1 of 11

Quotation

	Quotation Number:	601866-1-601866
	Quote Name:	ICU
	Quote Version No:	0
	Customer Number:	2047
	Creation Date:	24-AUG-07
	Expiration Date:	23-OCT-07
gemedicalsystems.com

Bill To	LAKE NORMAN REGIONAL MEDICAL CENTER PO BOX 3250 MOORESVILLE, NC 28117 ATTN: ACCOUNTS PAYABLE	Ship To	LAKE NORMAN REGIONAL MEDICAL CENTER 171 FAIRVIEW RD MOORESVILLE, NC 28115 KATHY MILLS, ICU DIRECTOR

This agreement is by and between the customer and the GE Healthcare entity (referred to herein as “GE Healthcare” or “GEHCIT”), each as identified in the applicable signature block below. GE Healthcare agrees to provide and customer agrees to pay for the products and/or services set forth in this agreement, all in accordance with the terms and conditions set forth herein. This agreement is comprised of:

1) This GE Healthcare Quotation (together with any applicable schedules referred to herein) that identifies the product and/or service offerings purchased or licensed by customer;

2) The attached (i) GE Healthcare Warranty documentation, (ii) GE Healthcare Additional Terms and Conditions documentation and (iii) GE Healthcare Statement of Service Deliverables documentation, as applicable; and

3) The attached GE Healthcare Standard Terms and Conditions – Sales and Services.

In the event of conflict among the foregoing items, the order of precedence is as numbered above. This agreement constitutes the complete agreement of the parties relating to GE Healthcare’s delivery of the products and/or services identified in the GE Healthcare Quotation and supersedes all prior oral or written proposals, statements, agreements, commitments, or understandings with respect to the matters provided for herein.

Quotation expiration date is as stated above unless otherwise indicated. If this quotation has refurbished equipment on it, the quota is valid for 7 days only. This quotation is SUBJECT TO PRICING, CONFIGURATION AND CREDIT APPROVAL.

Item	Qty	Description	List Price Discount	Total

1	13	SLR8KI FDMCARD TOUCH AVOA 12SL	16,080.00	114,972.00
		Part Number: SLR8K1-DAXAHE-AAAAXX	-45.00%

2	13	REMOTE CONTROL ADULT SFT CABLE KNG	795.00	5,684.25
		Part Number: 1-REMOTE-AAA-A	-45.00%

3	13	PDM NKLCOR 2-4IBP BDSDE DCK SPT CBL 60HZ	11,000.00	78,650.00
		Part Number: PDM-BAX-AAX-AAXX	-45.00%

4	13	19” MGD SERIAL ELO SAW TCH N AMER P/C	3,800.00	34,086.00
		Part Number: 2028453-001	-31.00%

5	1	CD PDM MAIN VI.I	10.00	6.90
		Part Number: 2034825-002	-31.00%

00802128018

Schedule “A”

Quotation Number:	601866-1-601866	Date: 24-AUG-07	Page 2 of 11

Item	Qty	Description	List Price Discount	Total

6	2	TRANSPORT PRO V2 ENG 5 US – US POWERCORD	8,750.00	12,075.00
		Part Number: TRANS-AA-HXXX	-31.00%

7	4	Battery for DASH or Transport Pro	222.60	614.36
		Part Number: DSHBATT	-31.00%

8	2	Battery Charger/Conditioner	662.50	914.24
		Part Number: 7001845-001	-31.00%

9	13	Nellcor DuraSensor Reusable Finger Probe	290.00	2,601.30
		Part Number: 407705-006	-31.00%

10	13	Cable, Nellcore OxiMax Interface, 12 feet, Each	197.00	1,767.09
		Part Number: 1021406-001	-31.00%

11	13	Cable, ECG 12 Lead Cable, AHA 4 feet, Each	315.00	2,825.55
		Part Number: 2017006-002	-31.00%

12	13	421930-002 LandWire Set ECG, ApexPro, Multi-Link 6-Ld Snap AHA, 51 in., 6/Set	90.00	807.30
		Part Number: 421930-002	-31.00%

13	13	Tublug, TTB, Blood Pressure 2 Monitor 1 Cuff Rectangle Connector 12 ft.	65.00	583.05
		Part Number: 9461-216	-31.00%

14	1	CICVS + NHW 14EEDV FM RVW 72FD ENG-US NA6	47,500.00	32,775.00
		Part Number: CIC-AEEH-FAAWX-AXXXX	-31.00%

15	1	CIC V5 EHIP ALONG TRAINING CDI PER S/O	.00%	0.00
		Part Number: 2033903-001

16	1	CIC V5 1.0.3 SFTWR RECOVERY KIT	.00%	0.00
		Part Number: 2030843-002

17	1	1N81TEI.0 ON-DMD DIGITAL SERVICE (WARR)	.00%	0.00
		Part Number: 2025330-001

18	1	Network Lase Printer	1,628.10	1,123.39
		Part Number: NLP	-31.00%
		PROMO – SOLAR T2UP 8000 TO 80001
		OFF LINE ITEMS 1-3 ONLY

		HPG Discount #509151
		31% OFF LINE ITEMS 4-18 ONLY
		Group Total 1-18		289,485.43	*
19	1	Installation Charges	0.01	9,861.39
		Part Number: INSTALLATION	.00%

		Running Total		299,346.82

00802128018

Schedule “A”

Quotation Number:	601866-1-601866	Date: 24-AUG-07	Page 3 of 11

Item	Qty	Description	List Price Discount	Total

20	14	Level 3 Networking – Network Integration	1,020.00	1,680.00
		Part Number: NTWK3	-88.24%
		Running Total		301,026.82

21	1	Solar T2UP 8000 to 80001	.00%	0.00
		Part Number: 2009010-420

			Total	301,026.82

Estimated Shipment: 2 weeks after receipt of valid purchase order

For details regarding leasing rates, please contact GE Healthcare Financial Services at 866-743-7265.

Quoted prices do not reflect State and Local Taxes if applicable.

If purchasing equipment, please sign the Quotation Summary Page of this document and fax back the entire quotation to our Customer Relationship Center.

Take advantage of an additional 2% discount off quoted price by remitting the total purchase price payment with your order. If you wish to take advantage of this additional discount, simply deduct 2% from the quoted price and indicate cash discount on your PO, along with the check number and fax to appropriate number listed on the last page of the quote. Then, send payment along with your purchase order or signed quote to GE Medical Systems Information Technologies, 8200 W. Tower Avenue, Milwaukee, WI 53223 Attn: Accounts Receivable. Payment must be received with the purchase order or signed quote in order for this discount to apply. Payment must be in the form of a check or wire transfer. Not valid for credit card charges.

GEHC IT will provide Customer with the Product(s), or a System comprised of certain computer hardware and related equipment and certain computer software in the in the configuration (“System Configuration”), all as listed in the Quotation. The system Configuration is based upon information furnished to GEHC IT by Customer. Customer is responsible for modification, if any, to the System Configuration due to inaccuracies or incompleteness of the information furnished to GEHC IT by Customer, changes in Customer’s needs or requirements, or for other reasons attributable to Customer.

SALES SUPPORT 800-558-5544

Monday - Friday 7am to 5pm CST

GEMS SUPPLIES SUPPORT 800-558-5102

Monday - Friday 7am to 5pm CST

SERVICE AND PARTS SUPPORT 800-558-7044

7 Days a weeks 24 hours per day

NOTE: For any CICs, displays, antenna coverage, or networking not listed on the quote, it will be assumed that the hospital is either using existing coverage, or will be responsible for providing their own.

NOTE: If required for the system quoted herein, the customer is responsible for obtaining invasive pressure cables. Please contact Abbott or Baxter directly for information and pricing.

File Number: 20090026179H
UCC FINANCING STATEMENT	Date Filed: 04/07/2009 10:32 AM
Elaine F. Marshall
FILER INFORMATION	NC Secretary of State

CONTACT INFORMATION FOR FILER:

CONTACT EMAIL	CONTACT NAME	CONTACT PHONE	CONTACT FAX
Ucc Direct Services

SEND ACKNOWLEDGEMENT TO:

PACKET #	CLIENTS ACCOUNT #
NC-0-36324903000
ORGANIZATION NAME
Ucc Direct Services
MAILING ADDRESS		CITY	STATE	POSTAL CODE
2727 Allen Parkway, Suite 1000, P O Box 3248		Houston	TX	77001
COUNTY	COUNTRY USA

FILE RECORD

RECORD DATA (UNIQUE SEQUENTIAL ID:0001)

FILING TYPE
Initial
FILERS UNIQUE ID	ALTERNATE NAME DESIGNATION	ALTERNATE FILING TYPE
NC-0-36324903-14327/1 RC	NO AltName
ADDITIONAL INFORMATION

DEBTOR DATA (UNIQUE SEQUENTIAL ID: 001 )

1a. ORGANIZATION NAME
Mooresville Hospital Management Associates, Inc.

2d. TAX ID # SSN OR EIN	2e. TYPE OF ORGANIZATION LimitedLiabilityComp	2f. JURISDICTION OF NC	2g. ORGANIZATIONAL ID#, if any 0176476

1c. MAILING ADDRESS any 171 Fairview Road	CITY Mooresville	STATE NC	POSTAL CODE 28117

COUNTY	COUNTRY USA	ALTERNATIVE CAPACITY OF DEBTOR NOAltCapacity

SECURED PARTY DATA (UNIQUE SEQUENTIAL ID: 001 )

3a. ORGANIZATION NAME CoActiv Capital Partners, Inc.

3c. MAILING ADDRESS 655 Business Center Drive	CITY Horsham	STATE PA	POSTAL CODE 19044

COUNTY	COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

1 K2033MN

1 K2034JM

1 K2034RW

2 K2300JA

2 K2300JT

2 K2300ZA

1 K2033KE

1 K2034JN

2 K2300ZA

1 K2004RC

2 K2035H

2 K2035HE

1 K2036KA

1 K2036KG

2 K2036KH

2 K2038JF

20 S3001PA

INCLUDING BUT NOT LIMITED TO ALL REPLACEMENTS, PARTS, REPAIRS AND ATTACHMENTS, INCORPORATED THEREIN OR AFFIXED THERETO, NOW OWNED OR HEREAFTER ACQUIRED.

CT CORPORATION SYSTEM	Search Report

Date: 09/02/09

Customer:	Elizabeth Stehler	Subject:	Mooresville Hospital Management
	Harter, Secrest & Emery LLP		Associates, LLC
1600 Bausch & Lomb Place
Rochester, NY 14604-2711

CT Order#:	7642191 SO	Customer Reference #1: 17033
Customer Reference #2: 200
Jurisdiction:	North Carolina

Search Type:	UCC Liens - Secretary of State
	Searched:	5 Years	Searched Through:	08/26/09

	Synopsis:	Original Financing Statement(s) : 4
Amendment(s) : 1
Assignment(s) : 2
Continuation(s): 1
See listing for additional information
Copies: 12

Search Type:	Federal Tax Liens - Secretary of State
	Searched:	10 Years	Searched Through:	08/26/09

	Synopsis:	No Records Found

CT CORPORATION SYSTEM Columbus UCC Service Center 4400 Easton Commons Way Suite 125 Columbus, OH 43219 Phone: (800) 621-3216 Fax: (800) 914-4240	This report contains information compiled from sources which CT Corporation System considers reliable, but does not control. Information provided is non-certified unless otherwise indicated. CT in no way undertakes or assumes any part of the customer’s business, legal or similar risks, and does not guarantee the accuracy, completion, or timeliness of the information provided, and shall not be liable for any losses or injuries whatever resulting from any contingency beyond its control, or from negligence, regardless of the cause, the categorization of filings is provided for the convenience of the customer and is not to be construed as a legal opinion concerning the status of the filings.

Signed

CT CORPORATION SYSTEM	Document Listing

Date: 09/02/09

Customer:	Elizabeth Stehler	Subject:	Mooresville Hospital Management
	Harter, Secrest & Emery LLP		Associates, LLC
1600 Bausch & Lomb Place
Rochester, NY 14604-2711

CT Order#:	7642191 SO	Customer Reference #1: 17033
Customer Reference #2: 200
Jurisdiction:	North Carolina

File Date	File No.	Type	Additional Information
PRESENTLY ON RECORD
11/17/04	20040111743E	UCC-1	Dade Behring Finance Co. LLC

07/02/09	20090051481A	AMEND	Dade Behring Finance Co. LLC

07/02/09	20090051575F	CONT	Dade Behring Finance Co. LLC

07/23/08	20080067723G	UCC-1	First American Commercial Bancorp, Inc.

10/27/08	20080095872B	ASSGN	SG Equipment Finance USA Corp.

10/20/08	20080093709K	UCC-1	First American Commercial Bancorp, Inc.

01/20/09	20090005419A	ASSGN	SG Equipment Finance USA Corp.

04/24/09	20090032040A	UCC-1	Philips Medical Capital LLC

CT CORPORATION SYSTEM Columbus UCC Service Center 4400 Easton Commons Way Suite 125 Columbus, OH 43219 Phone: (800) 621-3216 Fax: (800) 914-4240	This report contains information compiled from sources which CT Corporation System considers reliable, but does not control. Information provided is non-certified unless otherwise indicated. CT in no way undertakes or assumes any part of the customer’s business, legal or similar risks, and does not guarantee the accuracy, completion, or timeliness of the information provided, and shall not be liable for any losses or injuries whatever resulting from any contingency beyond its control, or from negligence, regardless of the cause, the categorization of filings is provided for the convenience of the customer and is not to be construed as a legal opinion concerning the status of the filings.

Signed

File Number: 20040111743E
UCC FINANCING STATEMENT	Date Filed: 11/17/2004 05:41 PM
Elaine F. Marshall
FILER INFORMATION	Secretary of State

CONTACT INFORMATION FOR FILER:

CONTACT EMAIL	CONTACT NAME	CONTACT PHONE	CONTACT FAX
dania@diligenz.com	Ashford, Dani	(800) 858-5294	(800) 345-6059

SEND ACKNOWLEDGEMENT TO:

PACKET #	CLIENTS ACCOUNT #
10725510	5569
ORGANIZATION NAME
Diligenz, Inc
MAILING ADDRESS		CITY	STATE	POSTAL CODE
6500 Harbour Heights Parkway, Suite 400		Mukilteo	WA	98275
COUNTY	COUNTRY

FILE RECORD

RECORD DATA (UNIQUE SEQUENTIAL ID:0001)

FILING TYPE
Initial
FILERS UNIQUE ID	ALTERNATE NAME DESIGNATION	ALTERNATE FILING TYPE
UCC
ADDITIONAL INFORMATION
[10725510]

DEBTOR DATA	(UNIQUE SEQUENTIAL ID: 001)

1a. ORGANIZATION NAME
MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, INC.
2d. TAX ID #: SSN OR EIN	2e. TYPE OF ORGANIZATION Corp.	2f. JURISDICTION OF NC	2g. ORGANIZATIONAL ID#, if any 0176476
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE
171 FAIRVIEW ROAD		MOORESVILLE	NC	28117
COUNTY	COUNTRY	ALTERNATIVE CAPACITY OF DEBTOR
	USA	None

SECURED PARTY DATA	(UNIQUE SEQUENTIAL ID: 001)

3a. ORGANIZATION NAME
Dade Behring Finance Co. LLC
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE
500 GBC Drive, Building 500	Newark	DE	19702
COUNTY	COUNTRY
	USA

4. This FINANCING STATEMENT covers the following collateral:

ONE (1) SYSMEX CA-560 AND ONE (1) SYSMEX CA-1500, TOGETHER WITH ANY AND ALL ADDITIONS, ATTACHMENTS, ACCESSORIES AND ACCESSIONS AND ANY AND ALL SUBSTITUTIONS, REPLACEMENTS OR EXCHANGES THEREFOR, AND ANY AND ALL INSURANCE AND/OR OTHER PROCEEDS, THEREOF FINANCED PURSUANT TO THAT CERTAIN AGREEMENT (THE “LEASE AGREEMENT”) BETWEEN THE DEBTOR, DADE BEHRING, INC. AND DADE BEHRING FINANCE CO. LLC, WITH FULL ASSIGNMENT TO GENERAL ELECTRIC CAPITAL CORPORATION, 83 WOOSTER HEIGHTS ROAD, DANBURY, CT 06810.

THE PARTIES INTEND THE LEASE AGREEMENT TO BE A TRUE LEASE AND HAVE FILED THIS FINANCING STATEMENT SOLELY FOR NOTICE AND PRECAUTIONARY PURPOSES. HOWEVER, IN THE EVENT THAT THE LEASE AGREEMENT IS CHARACTERIZED AS A SECURED TRANSACTION, THIS FILING SHALL SERVE TO PERFECT THE PRECAUTIONARY SECURITY INTEREST GRANTED BY THE DEBTOR TO THE SECURED PARTY UNDER THE LEASE.

ACCOUNT NUMBER: 4299631-001 KD/KG

File Number: 20090051481A
UCC FINANCING STATEMENT	Date Filed: 07/02/2009 10:55 AM
Elaine F. Marshall
FILER INFORMATION	NC Secretary of State

CONTACT INFORMATION FOR FILER:

CONTACT EMAIL	CONTACT NAME	CONTACT PHONE	CONTACT FAX
Diligenz, Inc

SEND ACKNOWLEDGEMENT TO:

PACKET #	CLIENTS ACCOUNT #
13546435567678
ORGANIZATION NAME
Diligenz, Inc
MAILING ADDRESS		CITY	STATE	POSTAL CODE
4629 168th St SW Ste E		Lynnwood	WA	98037-8640
COUNTY	COUNTRY USA

FILE RECORD

RECORD DATA (UNIQUE SEQUENTIAL ID:0001)

FILING TYPE	AMENDMENT TYPE	AMENDMENT ACTION	INITIAL FILENUMBER
Amendment	AmendmentParties	DebtorChange	20040111743E
FILERS UNIQUE ID		ALTERNATE NAME DESIGNATION	ALTERNATE FILING TYPE
HFS - Vendor - 2-127216339
ADDITIONAL INFORMATION
Debtor: MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, INC. [43530137]

CURRENT NAME
AFFECTED PARTY:

ORGANIZATION NAME
MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, INC.

AUTHORIZED DEBTOR:

ORGANIZATION NAME

AUTHORIZED SECURED PARTY:

ORGANIZATION NAME
Dade Behring Finance Co. LLC

DEBTOR DATA	(UNIQUE SEQUENTIAL ID: 001)

1a. ORGANIZATION NAME
Mooresville Hospital Management Associates, LLC
2d. TAX ID #: SSN OR EIN	2e. TYPE OF ORGANIZATION LimitedLiabilityCompany	2f. JURISDICTION OF NC	2g. ORGANIZATIONAL ID#, if any 0176476
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE
171 Fairview Road		Mooresville	NC	28117
COUNTY	COUNTRY	ALTERNATIVE CAPACITY OF DEBTOR
USA

File Number: 20090051575F
UCC FINANCING STATEMENT	Date Filed: 07/02/2009 12:49 PM
Elaine F. Marshall
FILER INFORMATION	NC Secretary of State

CONTACT INFORMATION FOR FILER:

CONTACT EMAIL	CONTACT NAME	CONTACT PHONE	CONTACT FAX
Diligenz, Inc

SEND ACKNOWLEDGEMENT TO:

PACKET #	CLIENTS ACCOUNT #
13547654561761
ORGANIZATION NAME
Diligenz, Inc
MAILING ADDRESS		CITY	STATE	POSTAL CODE
4629 168th St SW Ste E		Lynnwood	WA	98037-8640
COUNTY	COUNTRY USA

FILE RECORD

RECORD DATA (UNIQUE SEQUENTIAL ID:0001)

FILING TYPE	AMENDMENT TYPE	INITIAL FILENUMBER
Amendment	Continuation	20040111743E
FILERS UNIQUE ID	ALTERNATE NAME DESIGNATION	ALTERNATE FILING TYPE
HFS - HFS - Vendor - 2118370080 Debtor:
ADDITIONAL INFORMATION
MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, LLC. #43635898

CURRENT NAME
AFFECTED PARTY:

ORGANIZATION NAME
MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, LLC

AUTHORIZED DEBTOR:

ORGANIZATION NAME

AUTHORIZED SECURED PARTY:

ORGANIZATION NAME
Dade Behring Finance Co. LLC

File Number: 20080067723G
UCC FINANCING STATEMENT	Date Filed: 07/23/2008 06:26 PM
Elaine F. Marshall
FILER INFORMATION	NC Secretary of State

CONTACT INFORMATION FOR FILER:

CONTACT EMAIL	CONTACT NAME	CONTACT PHONE	CONTACT FAX
mark.bearden@faef.com	Dennis, Lori	(585) 598-0900	(585) 598-0909

SEND ACKNOWLEDGEMENT TO:

PACKET #	CLIENTS ACCOUNT #
2008199	10436
INDIVIDUAL’S LAST NAME	FIRST NAME		MIDDLE NAME	SUFFIX
Dennis	Lori
MAILING ADDRESS		CITY	STATE	POSTAL CODE
255 Woodcliff Drive		Fairport	NY	14450
COUNTY	COUNTRY

FILE RECORD

RECORD DATA (UNIQUE SEQUENTIAL ID:0001)

FILING TYPE
Initial
FILERS UNIQUE ID	ALTERNATE NAME DESIGNATION	ALTERNATE FILING TYPE
2008199		UCC
ADDITIONAL INFORMATION
2008199

DEBTOR DATA	(UNIQUE SEQUENTIAL ID: 001)

1a. ORGANIZATION NAME
MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, LLC
2d. TAX ID #: SSN OR EIN	2e. TYPE OF ORGANIZATION LIMITED LIABILITY COMPANY	2f. JURISDICTION OF NORTH CAROLINA	2g. ORGANIZATIONAL ID#, if any 0176476
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE
171 FAIRVIEW ROAD		MOORESVILLE	NC	28117
COUNTY	COUNTRY	ALTERNATIVE CAPACITY OF DEBTOR
USA

SECURED PARTY DATA	(UNIQUE SEQUENTIAL ID: 001)

3a. ORGANIZATION NAME
FIRST AMERICAN COMMERCIAL BANCORP, INC.
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE
645 N. MICHIGAN AVE., SUITE 800	CHICAGO	IL	60611
COUNTY	COUNTRY
	USA

4. This FINANCING STATEMENT covers the following collateral:

ALL EQUIPMENT (COLLATERAL) NOW OWNED OR LEASED OR HEREAFTER ACQUIRED OR LEASED AND WHEREVER LOCATED UNDER MASTER LEASE NO. 2008199 BETWEEN FIRST AMERICAN COMMERCIAL BANCORP, INC. (“LESSOR”) AND MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, LLC(“LESSEE”). LEASED PROPERTY AND EQUIPMENT (COLLATERAL), AS SHOWN ABOVE, PLUS ALL REPLACEMENT PARTS, SUBSTITUTIONS, ADDITIONS, ATTACHMENTS, MODIFICATIONS, UPDATES, UPGRADES, REVISIONS, NEW REVISIONS, IMPROVEMENTS, ENHANCEMENTS, ACCESSORIES, ACCESSIONS AND ALL PROCEEDS OF ALL THE FOREGOING (INCLUDING CASH AND NON-CASH PROCEEDS AND INSURANCE PROCEEDS).

00806112013 Received: 10/27/2008

File Number: 20080095872B
Date Filed: 10/27/2008 02:00 PM
Elaine F. Marshall
NC Secretary of State

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] 585-598-0900
B. SEND ACKNOWLEDGMENT TO: (Name and Address)
FIRST AMERICAN EQUIPMENT FINANCE
255 WOODCLIFF DRIVE FAIRPORT, NY 14450

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 20080067723G	1b.This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the ☐ REAL ESTATE RECORDS.
2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

4. ☒ ASSIGNMENT (full or partial) Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

    Also check one of the following three boxes and provide appropriate information in item 6 and/or 7

☐ CHANGE name and/or address. Please refer to the detailed instructions in regards to changing the name/address of a party.	☐ DELETE name Give record name to be deleted in item 6a or 6b.	☐ ADD name Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).
6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION’S NAME
OR	6b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION
7a. ORGANIZATION’S NAME SG EQUIPMENT FINANCE USA CORP.
OR	7b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS 480 WASHINGTON BOULEVARD			CITY JERSEY CITY	STATE NJ	POSTAL CODE 07310	COUNTRY USA
7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any		☐NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Describe collateral ☐ deleted or ☐ added or give entire ☐ restated collateral description, or describe collateral ☒ assigned.

PARTIAL ASSIGNMENT OF THE FOLLOWING COLLATERAL: STRYKER 1188 HD CHIP CAMERA, SDC ULTRA IMAGING MANAGEMENT SYSTEM, VISION ELECT HDTV, FLAT PANEL MONITOR, LED SURGICAL LIGHTING SYSTEM, HILL-ROM VERSACARE VC230 MEDICAL RED PACKAGE, HILL-ROM AFFINITY4 AF750 BIRTHING BED PACKAGE

LEASED PROPERTY AND EQUIPMENT (COLLATERAL), AS SHOWN ABOVE, PLUS ALL REPLACEMENT PARTS, SUBSTITUTIONS, ADDITIONS, ATTACHMENTS, MODIFICATIONS, UPDATES, UPGRADES, REVISIONS, NEW REVISIONS, IMPROVEMENTS, ENHANCEMENTS, ACCESSORIES, ACCESSIONS AND ALL PROCEEDS OF ALL THE FOREGOING (INCLUDING CASH AND NON-CASH PROCEEDS AND INSURANCE PROCEEDS).

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION’S NAME FIRST AMERICAN COMMERCIAL BANCORP, INC.

OR	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
10. OPTIONAL FILER REFERENCE DATA
2008199-01

FILING OFFICE COPY – UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

File Number: 20080093709K
UCC FINANCING STATEMENT	Date Filed: 10/20/2008 08:03 AM
Elaine F. Marshall
FILER INFORMATION	NC Secretary of State

CONTACT INFORMATION FOR FILER:

CONTACT EMAIL	CONTACT NAME	CONTACT PHONE	CONTACT FAX
ALFRED.QUINTO@FAEF.COM	Dennis, Lori	(585) 598-0900	(585) 598-0909

SEND ACKNOWLEDGEMENT TO:

PACKET #	CLIENTS ACCOUNT #
2008199	10436
INDIVIDUAL’S LAST NAME	FIRST NAME		MIDDLE NAME	SUFFIX
Dennis	Lori
MAILING ADDRESS		CITY	STATE	POSTAL CODE
255 Woodcliff Drive		Fairport	NY	14450
COUNTY	COUNTRY

FILE RECORD

RECORD DATA (UNIQUE SEQUENTIAL ID:0001)

FILING TYPE
Initial
FILERS UNIQUE ID	ALTERNATE NAME DESIGNATION	ALTERNATE FILING TYPE
2008199		UCC
ADDITIONAL INFORMATION
2008199

DEBTOR DATA	(UNIQUE SEQUENTIAL ID: 001)

1a. ORGANIZATION NAME
MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, LLC
2d. TAX ID #: SSN OR EIN	2e. TYPE OF ORGANIZATION LLC	2f. JURISDICTION OF NORTH CAROLINES	2g. ORGANIZATIONAL ID#, if any 0176476
1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE
171 FAIRVIEW ROAD		MOORESVILLE	NC	28117
COUNTY	COUNTRY	ALTERNATIVE CAPACITY OF DEBTOR
USA

SECURED PARTY DATA	(UNIQUE SEQUENTIAL ID: 001)

3a. ORGANIZATION NAME
FIRST AMERICAN COMMERCIAL BANCORP, INC.
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE
645 N. MICHIGAN AVE., SUITE 800	CHICAGO	IL	60611
COUNTY	COUNTRY
	USA

4. This FINANCING STATEMENT covers the following collateral:

ALL EQUIPMENT (COLLATERAL) NOW OWNED OR LEASED OR HEREAFTER ACQUIRED OR LEASED AND WHEREVER LOCATED UNDER MASTER LEASE NO. 2008199 BETWEEN FIRST AMERICAN COMMERCIAL BANCORP, INC. (“LESSOR”) AND MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, LLC (“LESSEE”). LEASED PROPERTY AND EQUIPMENT (COLLATERAL), AS SHOWN ABOVE, PLUS ALL REPLACEMENT PARTS, SUBSTITUTIONS, ADDITIONS, ATTACHMENTS, MODIFICATIONS, UPDATES, UPGRADES, REVISIONS, NEW REVISIONS, IMPROVEMENTS, ENHANCEMENTS, ACCESSORIES, ACCESSIONS AND ALL PROCEEDS OF ALL THE FOREGOING (INCLUDING CASH AND NON-CASH PROCEEDS AND INSURANCE PROCEEDS).

00900572014 Received: 1/20/2009

File Number: 20090005419A
Date Filed: 01/20/2009 02:00 PM
Elaine F. Marshall
NC Secretary of State

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] 585-598-0900
B. SEND ACKNOWLEDGMENT TO: (Name and Address)
FIRST AMERICAN EQUIPMENT FINANCE
255 WOODCLIFF DRIVE FAIRPORT, NY 14450

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 20080093709K	1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the ☐ REAL ESTATE RECORDS.
2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

4. ☒ ASSIGNMENT (full or partial) Give name of assignee in item 7a or 7b and address of assignee in item 7c, and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

    Also check one of the following three boxes and provide appropriate information in items 6 and/or 7

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐ DELETE name: Give record name to be deleted in item 6a or 6b.	☐ ADD name Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable)
6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION’S NAME
OR	6b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION:
7a. ORGANIZATION’S NAME SG EQUIPMENT FINANCE USA CORP.
OR	7b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS 480 WASHINGTON BOULEVARD			CITY JERSEY CITY	STATE NJ	POSTAL CODE 07310	COUNTRY USA
7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any		☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Describe collateral ☐ deleted or ☐ added or give [ILLEGIBLE] ☐ restated collateral description, or describe collateral ☒ assigned.

PARTIAL ASSIGNMENT OF THE FOLLOWING COLLATERAL: (2) MAQUET ALPHAMAXX SURGICAL TABLE

LEASED PROPERTY AND EQUIPMENT (COLLATERAL), AS SHOWN ABOVE, PLUS ALL REPLACEMENT PARTS, SUBSTITUTIONS, ADDITIONS, ATTACHMENTS, MODIFICATIONS, UPDATES, UPGRADES, REVISIONS, NEW REVISIONS, IMPROVEMENTS, ENHANCEMENTS, ACCESSORIES, ACCESSIONS AND ALL PROCEEDS OF ALL THE FOREGOING (INCLUDING CASH AND NON-CASH PROCEEDS AND INSURANCE PROCEEDS).

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION’S NAME FIRST AMERICAN COMMERCIAL BANCORP, INC.

OR	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
10. OPTIONAL FILER REFERENCE DATA
2008199-05

FILING OFFICE COPY – UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

File Number: 20090032040A
UCC FINANCING STATEMENT	Date Filed: 04/24/2009 10:32 AM
Elaine F. Marshall
FILER INFORMATION	NC Secretary of State

CONTACT INFORMATION FOR FILER:

CONTACT EMAIL	CONTACT NAME	CONTACT PHONE	CONTACT FAX
Diligenz, Inc

SEND ACKNOWLEDGEMENT TO:

PACKET #	CLIENTS ACCOUNT #
13042780128169
ORGANIZATION NAME
Diligenz, Inc
MAILING ADDRESS		CITY	STATE	POSTAL CODE
4629 168th St SW Ste E		Lynnwood	WA	98037-8640
COUNTY	COUNTRY USA

FILE RECORD

RECORD DATA (UNIQUE SEQUENTIAL ID:0001)

FILING TYPE
Initial
FILERS UNIQUE ID	ALTERNATE NAME DESIGNATION	ALTERNATE FILING TYPE
00000000PH 138630 [ILLEGIBLE]	NO AltName
ADDITIONAL INFORMATION

DEBTOR DATA                                                          (UNIQUE SEQUENTIAL ID: 001 )

1a. ORGANIZATION NAME
MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, LLC

2d. TAX ID # SSN OR EIN	2e. TYPE OF ORGANIZATION LimitedLiabilityCompany	2f. JURISDICTION OF NC	2g. ORGANIZATIONAL ID#, if any 0176476

1c. MAILING ADDRESS 171 FAIRVIEW ROAD	CITY MOORESVILLE	STATE NC	POSTAL CODE 28117

COUNTY	COUNTRY USA	ALTERNATIVE CAPACITY OF DEBTOR

SECURED PARTY DATA                                         (UNIQUE SEQUENTIAL ID: 001 )

3a. ORGANIZATION NAME Philips Medical Capital LLC

3c. MAILING ADDRESS 1111 Old Eagle School Road	CITY Wayne	STATE PA	POSTAL CODE 19087

COUNTY	COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

ONE (1) PHILIPS PCR ELEVA S COMPUTED RADIOGRAPHY SYSTEM AS MORE FULLY DESCRIBED ON QUOTATION NO. 1-KK41HU AND ONE (1) PHILIPS BUCKYDIAGNOST RADIOGRAPHY SYSTEM AS MORE FULLY DESCRIBED ON QUOTATION NO. 1-KK41HU, INCLUDING ALL COMPONENTS, ADDITIONS, UPGRADES, ATTACHMENTS, ACCESSIONS, SUBSTITUTIONS, REPLACEMENTS AND PROCEEDS OF THE FOREGOING. THIS FILING IS FOR PRECAUTIONARY PURPOSES IN CONNECTION WITH AN EQUIPMENT LEASING TRANSACTION AND IS NOT TO BE CONSTRUED AS INDICATING THAT THE TRANSACTION IS OTHER THAN A TRUE LEASE.

Schedule 7.7

Medicare and Medicaid Participation

None

Schedule 7.9

Contracts

Gaffney H.M.A., LLC

1.	Hyperbaric Medicine and Wound Care Consulting and Services Agreement with Medical Multiplex, Inc., signed by the hospital, on May 17, 2006.

2.	Acute Dialysis Agreement, signed by the hospital on July 3, 2007, with Dialysis Clinic, Inc.

3.	Lease Agreement, dated May 19, 2006, with T. Newton Easler Rentals, LC, for Units A, B and C, 1552 N. Limestone Street, Gaffney, SC.

4.	Medical Office Building Lease, dated June 9, 2006, with Andrew Harakas, MD, PA, for Suite C on the first floor, at 1552 North Limestone Street.

5.	Lease Agreement, dated June 23, 2006, with Nelson Harrington for the premises located at the NW Corner of Love Springs and South Green River Road, Gaffney, SC.

6.	Ground Lease with Donald McIntosh, M.D., commencing on June 1, 1988, for the premises “delineated as Lot #1 on a plat prepared by Blackwood Associates, Inc., dated June 1987” which adjoins the hospital campus.

7.	Lease Agreement, beginning on May 15, 2007, with Gaffney SC NG, LLC, for the premises located within the Gaffney Shopping Center on West 3rd Street, Gaffney, SC.

8.	Lease, commencing on March 1, 2009, with Rego Properties, LLC, for the premises located at 722 Hyatt Street, Gaffney, SC.

9.	Agreement No. 29984US, dated October 3, 2008, with Beckman Coulter, for UniCel DxC Synchron U.S.-Domestic Language Kit, Access2 Immunoassay System, UniCel DxC 600PRO Synchron Clinical Chemistry System.

10.	Maintenance Management Program Agreement, made and entered into effective as of December 8, 2008, with COHR, Inc., d/b/a Masterplan, for equipment maintenance and services.

11.	GE Healthcare Financial Services Lease Contract no. 8393129-001, with General Electric Capital Corporation, with term commencing on 7/9/08, for Ford E-450 Type III AEV Ambulances.

12.	GE Healthcare Financial Services Lease Contract no. 5863013-001, with General Electric Capital Corporation, with term commencing on 11/16/07, for New Hologic Selenia Digital Mammo w/CAD, Platinum Care.

13.	GE Healthcare Financial Services Lease Contract no. 8409545-001, with General Electric Capital Corporation, with term commencing on 12/29/08, for Hill-Rom Care Assist Beds.

14.	GE Healthcare Financial Services Lease Contract no. 8409298-001, with General Electric Capital Corporation, with term commencing on 12/31/08, for GE Logiq 9 Ultrasound.

Gaffney Schedule 7.9

15.	Lease Schedule No. 015 to Lease Agreement No. HE090508, with Farnam Street Financial, Inc., with projected commencement date of July 1, 2009, for McKesson equipment.

16.	Lease Schedule No. 005 to Lease Agreement No. HE090508, with Farnam Street Financial, Inc., with projected commencement date of January 1, 2009, for McKesson equipment.

17.	Equipment Lease Agreement no. 12875, with Baxter Healthcare Corporation, signed by the hospital on January 27, 2009, for Color Colleague Volumetric Infusion Pump.

18.	Equipment Lease Agreement no. 80860A, with Baxter Healthcare Corporation, amended as of July 15, 2008, for Color Colleague 3 Volumetric Infusion Pump.

19.	Equipment Lease Agreement no. 13021, with Baxter Healthcare Corporation, with commencement date of 4/20/09, for Color Colleague Volumetric Infusion Pumps w/kits.

20.	Equipment Rental Agreement no 5-343, with Stryker Finance, a division of Stryker Sales Corporation, signed by the hospital on 12/18/08. for equipment.

21.	Medical Office Space Sublease, between Gaffney HMA, LLC and Gaffney PPM, LLC, with a start date of 8/1/09, for the premises located at 1552 N. Limestone St., Suite A.

22.	Lease, with Alfred Randall Moss, MD, with an effective date of October 1, 2007, for the premises located at 104 Professional Park, Gaffney, SC.

23.	60 month Lease Agreement with Med One Capital Funding, LLC, with an effective date of August 10, 2009 for 4 video gastroscopes and 4 video colonoscopes.

Schedule 7.9

Contracts

Louisburg H.M.A., LLC

1.	Multi-Vendor Service Diagnostic Management Agreement, effective April 27, 2006, with Philips Electronics North America Corporation.

2.	Physician Recruitment Agreement, dated October 19, 2007, with Dr. Scott Bovard.

3.	Physician Recruitment Agreement, dated June 4, 2007, with Dr. Chad Caldwell.

4.	Physician Recruitment Agreement, dated January 10, 2007, with Norman Goldbach, MD.

5.	Physician Recruitment Agreement, dated November 13, 2007, with Dr. Cary Idler.

6.	Physician Recruitment Agreement, dated January 16, 2007, with Dr. Mamun Shahrier.

7.	Physician Recruitment Agreement, dated October 18, 2007, with Dr. Lawrence Yenni.

8.	Exclusive Agreement for Emergency Department Services, dated as of November 1, 2007, with EmCare, Inc.

9.	Lease, dated January 9, 2007, with L H Dickens & Son, Inc., for the premises known as Franklin Medical Building.

10.	Lease Agreement, with a commencement date of approximately July 1, 2005, with Main Street Development Company, LLC, for the premises located at 1964 South Main Street, Wake Forest, NC.

11.	GE Healthcare Financial Services Lease Contract no. 8410160-001, with General Electric Capital Corporation, with term commencing on 12/31/08, for GE Vivid 7 Ultrasound.

12.	GE Healthcare Financial Services Lease Contract no. 8406818-001, with SCG Capital Corporation as assignee of General Electric Capital Corporation, with term commencing on 12/18/08, for Cepheld Molecular Testing equipment.

13.	Physician Recruitment Agreement, made as of January 3, 2008, with Derek Watson and Orthopedic Specialists of North Carolina.

Schedule 7.9

Contracts

Mooresville Hospital Management Associates, LLC

1.	Intensive Outpatient Psychiatric Therapy Services Agreement, dated as of October 1, 2006, with Allegiance Health Management, Inc.

2.	Clinical Wound Care with Hyperbaric Oxygen Therapy Management and Support Services Agreement with Diversified Therapy, signed by the hospital on February 9, 2006.

3.	Customer Order Form No. MAP P05101130, dated August 20, 2004, with McKesson Automation, Inc., along with various Supplemental Customer Order Forms.

4.	Statement of Agreement between, dated July 1, 1996, with Mecklenburg Emergency Medical Associates, PLLP.

5.	Professional Services Agreement, dated January 4, 1993, with Lake Norman Anesthesia Associates, PA.

6.	Lease Agreement, commencing on October 1, 2006, with Carolinas Physicians Network, Inc., for the premises located at Lake Norman Medical & Professional Plaza, Suite 111.

7.	Medical Office Building Lease, dated May 21, 1999, with Charlotte Orthopedic Specialists, for the premises located at 156 Centre Church Road, Mooresville, NC.

8.	Lease Agreement, dated July 1, 2007, with Michael Haahs, MD, for the premises located at Lake Norman Medical & Professional Plaza, Suite 100.

9.	Lease Agreement, commencing February 1, 2006, with Hawthorne Cardiothoracic and Vascular Surgeons, for the premises located at Lake Norman Medical & Professional Plaza, Suite 102.

10.	Medical Office Building Lease, dated June 1, 2007, with Lake Norman Anesthesia Associates, PA, for the premises located at 131 Medical Park Road, Mooresville, NC, Suite 201/2nd.

11.	Medical Office Building Lease, dated August 18, 2006, with Lake Norman Obstetrics and Gynecology, for the premises located at 131 Medical Park Road, Mooresville, NC, Suite 303/3.

12.	Ground Lease, dated February 17, 2004, with Lake Norman Radiation Oncology, LLC, for certain real property consisting of approximately .03 acres and located in Mooresville, Iredell County, North Carolina.

13.

Lease Agreement, dated February 17th, 2004, with Lake Norman Radiation Oncology, LLC,, for the premises located at Lake Norman Medical & Professional Plaza, 161 Centre Church Road, Mooresville, NC, Suite A.

14.	Medical Office Building Lease, dated October 1, 2006, with Lake Norman Surgical Associates, Inc., for the premises located at 131 Medical Park Road, Mooresville, NC, Suite 204.

Mooresville Schedule 7.9

15.	Lease Agreement, dated as of June 1, 2007, with LNMPP, LLC, for the buildings described as Lake Norman Medical & Professional Plaza, consisting of 3 buildings located at 134 Medical Park Road, Mooresville, NC - Building 1, 146 Medical Park Road, Mooresville, NC - Building 2, and 170 Medical Park Road, Mooresville, NC - Building 3.

16.	Lease Agreement, dated as of March 15, 2007, with Lowe’s Home Centers, Inc., for the premises at 170 Medical Park Road, Mooresville, NC - Suite 300-311.

17.	Real Estate Lease, dated January 20, 2006, with McHill, LLC, for the premises located at Lot 3, Morrison Plantation, Mooresville, NC.

18.	Real Estate Lease, dated April 21, 2005, with MCS Enterprises of Troutman, LLC, for the premises located at 285 N. Main Street, Suite D, Troutman, NC.

19.	Lease Agreement, dated as of August 1, 2007, with Mooresville HMA Physician Management, Inc., for the premises at 170 Medical Park Road, Mooresville, NC - Suite 140.

20.	Lease Agreement, dated as of September 1, 2004, with Oakhurst III, LLC, for the premises in Oakhurst Professional Center (III).

21.	Lease Agreement, undated, with Adam Ravin, for the premises at 146 Medical Park Road, Mooresville, NC, Suite 104.

22.	Lease Agreement, with Lakeshore Women’s Specialists, made and entered into on June 19, 2009, for the premises known as Lake Norman Medical & Professional Plaza, Suite 206, 146 Medical Park Road, Mooresville, NC 28117.

23.	Medical Office Building Lease, with a lease start date of August 1, 2009, with OrthoCarolina, P.A., for the premises known as 131 Medical Park Road, Suite 102.

24.	Physician Recruitment Agreement, dated December 1, 2007, with Shelly Asbee, MD.

25.	Physician Recruitment Agreement, with a Commencement Date that is no earlier than June 2, 2008, and no later than September 1, 2008, with Peterson Giallanza, MD, and Lake Norman Neurology.

26.	Physician Recruitment Agreement, dated July 25, 2008, with Lindsey Mashburn, M.D., and Lakeshore Womens Specialist.

27.	Physician Recruitment Agreement, dated May 25, 2009, with Gerald Bernard Taylor, M.D., and Lake Norman Urology.

28.	Physician Recruitment Agreement, dated November 1, 2007, with Jeffrey Yablon, MD.

29.	Physician Recruitment Agreement, dated November 21, 2008, and amended on June 11, 2009, with Stephen B. Zimmer, M.D., and Trinity Healthcare.

30.	60 month Lease Agreement No. 30829USH with Beckman Coulter executed June 23, 2009 for 2 Beckman Coulter DXC chemistry analyzers.

31.	36 month Lease Agreement with ICSE Leasing Corp. effective September 15, 2009 for Hill Rom beds.

Schedule 7.11

Insurance

HPL/GL/PPL Front - All Other States	CNA Continental Casualty Company
Employed Physician Program	Southwest Physicians Risk Retention Group, Inc.

Schedule 7.12

Employee Benefits Plans

Prudential Retirement 401 (k) Plan

BCBS Self-Insured Medical Plan

Prescription Drug Plan

CIGNA Self-Insured Dental Plan

UNUM Short Term Disability Plan

UNUM Long Term Disability Plan

UNUM Basic Life and AD&D Plan

VSP Vision Service Plan

AFLAC Cancer Accident, Specified Account, Flexible Spending Plans

Tuition Reimbursement Plan

Sick Time

Holiday Time

Schedule 7.14

Litigation

Gaffney Uninsured

Girder v. Gaffney HMA Physician Management, LLC – seeking disbursement of settlement funds (Gaffney’s portion of settlement amount is under $10,000)

********

Louisburg Uninsured

Enochs v. Franklin Regional Medical Center – breach of employment agreement claiming $865,000 in damages

Franklin Regional Medical Center v. Enochs – counterclaim to above, breach of recruitment agreement and claim for unpaid rent, amount under $50,000.

********

Mooresville

No uninsured matters

Schedule 7.16

Recent Events

During the period April 30, 2009 to July 31, 2009, the business operations of each of the Novant Managed Subsidiaries have been conducted in the Ordinary Course of Business, and no actions have been taken which have materially impaired the Working Capital of either of the Novant Managed Subsidiaries. However, during such period, the accounting for a lease for a medical office building entered into on March 1, 2009 between Upstate Carolina Medical Center and a third party was finalized. As a result, the lease was recorded as a capital lease on the balance sheet of Upstate Carolina Medical Center which served to reduce Working Capital by approximately $300,000 as of July 31, 2009.

Schedule 7.17

Environmental

All matters disclosed by the following reports, said reports shall be deemed to include all exhibits, amendments, supplements and attachments thereto provided, and the specific matters described herein:

A.	Upstate Carolina Medical Center

1530 North Limestone Street, Gaffney, South Carolina

ARM Environmental Services, Inc. Phase I Environmental Site Assessment, September 15, 2009 (“Gaffney Report”)

Specific Disclosures:

(a)	7.17(c) - underground and above ground storage tanks disclosed in the Gaffney Report

(b)	7.17(f) - underground storage tank registration disclosed in the Gaffney Report

B.	Franklin County Regional Medical Center

100 Hospital Drive, Louisburg, North Carolina

1. Alpha Environmental Sciences, Inc. Phase I Environmental Site Assessment, September 4, 2009 (“Louisburg Report”)

Specific Disclosures:

(a)	7.17(c) - underground and above ground storage tanks disclosed in the Louisburg Report

(b)	7.17(c)(ii) - asbestos containing materials and lead based paint disclosed in the Louisburg Report

2. Alpha Engineering and Environmental, Asbestos Inspection Report, September 28, 2009 (“Louisburg Asbestos Inspection”)

Specific Disclosures:

(a)	7.17(c)(ii) - asbestos containing materials disclosed in the Louisburg Asbestos Inspection

C.	New Regional Medical Center Site (undeveloped)

U.S. Highway 1, Youngsville, North Carolina

Alpha Environmental Sciences, Inc. Phase I Environmental Site Assessment, September 4, 2009 (“Youngsville Report”)

No Specific Disclosures.

Schedule 7.18

Taxes

Gaffney H.M.A., LLC filed its South Carolina Sales/Use Tax Returns (ST-3) for the periods ending May, 2009 and June, 2009 late. The company is working with the South Carolina Department of Revenue to process the returns and payments for the periods ending May, June and July 2009. The Company estimates that the maximum amount that could be assessed by the South Carolina Department of Revenue for outstanding sales tax for these periods is $10,000.

Schedule 7.22

Payor Participation

None

Schedule 7.24

Healthcare Matters

None

Schedule 7.25

Affiliate Transactions

Various management services are provided to the Company and to the Remaining Subsidiaries by Health Management Associates, Inc. and its Affiliates (“HMA”). HMA records fees for such services through intercompany accounts.

Cash receipts and cash disbursements are processed through HMA’s centralized cash management system, which includes separate zero balance receiving and disbursing bank accounts for the Remaining Subsidiaries and their Affiliates. The net activity related to these accounts are recorded through the intercompany accounts.

HMA also pays the premiums for professional, workers’ compensation and general liability insurance for the Remaining Subsidiaries and their Affiliates. The Remaining Subsidiaries and their Affiliates are charged an allocable portion of HMA’s total insurance expense through intercompany accounts based on calculations performed by HMA.